PUTNAM VARIABLE TRUST
PROSPECTUS Class IA Shares
APRIL 30, 1999

Growth Funds

Putnam VT Asia Pacific Growth Fund
Putnam VT Global Growth Fund
Putnam VT Health Sciences Fund
Putnam VT International Growth Fund
Putnam VT International New Opportunities Fund
Putnam VT Investors Fund
Putnam VT New Opportunities Fund
Putnam VT OTC & Emerging Growth Fund
Putnam VT Research Fund
Putnam VT Vista Fund
Putnam VT Voyager Fund

Growth and Income Funds
Putnam VT The George Putnam Fund of Boston
Putnam VT Growth and Income Fund
Putnam VT International Growth and Income Fund
Putnam VT New Value Fund
Putnam VT Small Cap Value Fund
Putnam VT Utilities Growth and Income Fund

Income Funds

Putnam VT Diversified Income Fund
Putnam VT High Yield Fund
Putnam VT Income Fund

Asset Allocation Fund

Putnam VT Global Asset Allocation

Money Market Fund

Putnam VT Money Market Fund


This prospectus explains what you should know about the funds in Putnam Variable Trust, which are available for purchase by separate accounts of insurance companies.

Putnam Investment Management, Inc. (Putnam
Management), which has managed mutual funds since
1937, manages the funds. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passsed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

CONTENTS

Fund summaries (including Goal, Main investment strategies, Main risks and Performance information)
What are the funds main investment strategies and related risks? Who manages the funds?
How to buy and sell fund shares
How do the funds price their shares?
Fund distributions and taxes
Financial highlights

Fund summaries
The following summaries identify each fund's goal, principal investment strategies and the main risks that could adversely affect the value of a fund's shares and the total return on your investment. Each summary also contains performance information that provides some indication of each fund's risks. The chart contained in each summary shows year-to-year changes in the performance of the fund's class IA shares. A table following each chart compares the fund's performance to that of broad measures of market performance. Of course, a fund's past performance is not necessarily an indication of future performance.
None of the performance information reflects the impact of insurance-related charges or expenses.
Please refer to the prospectus for your insurance contract for information about those charges and performance data reflecting those charges and expenses.

More detailed descriptions of the funds, including the risks associated with investing in the funds, can be found further back in this prospectus. Please be sure to read this additional information before you invest.

You can lose money by investing in any of the funds.
A fund may not achieve its goals, and none of the funds are intended as a complete investment program.
An investment in any fund is not a deposit of a bank and is not insured or guaranteed by the Federal
Deposit Insurance Corporation or any other government agency. Although Putnam VT Money Market Fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in that fund.

PUTNAM VT ASIA PACIFIC GROWTH FUND
Goal
The fund seeks capital appreciation.
Main investment strategies - ASIAN PACIFIC stocks
Under normal market conditions, the fund will seek to achieve its goal by investing mostly in common stocks issued by Asian or Pacific Basin companies. The fund may invest in both growth and value stocks. Growth stocks are issued by companies whose earnings Putnam
Management believes are likely to grow faster than the economy as a whole. Growth in earnings may lead to an increase in the price of the stock. Value stocks are those that Putnam Management believes are currently undervalued compared to their true worth. If Putnam
Management is correct and other investors recognize this discount, the price of the stock may rise. The fund invests mainly in medium and large-sized companies, although it can invest in companies of any size. Although the fund emphasizes investments in developed countries, it may also invest in companies located in emerging markets.
MAIN RISKS
* The risk of investing mostly in one geographic region. Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. The vulnerability of the fund to factors affecting Asian and Pacific Basin investments will be significantly greater than that of a more geographically diversified fund, which may result in greater losses and volatility.
* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments in foreign markets. These risks are increased when investing in emerging markets.
* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to appreciate as anticipated by Putnam
Management. Many factors can adversely affect a stock's performance. This risk is generally greater for small and medium-sized companies, which tend to be more vulnerable to adverse developments.
* The risk that movements in the securities markets will reduce the value of the fund's investments, regardless of how well the companies in which the fund invests perform.

PERFORMANCE INFORMATION
CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES
(Bar chart)
Plot Points
1995 2.30%
1996 9.10%
1997 -14.66%
1998 -5.48%

Year-to-date performance through 3/31/99 was 8.52%.
During the periods shown in the bar chart, the highest return for a quarter was 18.16% (quarter ending
12/31/98) and the lowest return for a quarter was -
15.83% (quarter ending 12/31/97).
Average annual total returns (for periods ending 12/31/98)

                     Past 1 year     Since inception (5/1/95)
Class IA              -5.48%         -2.82%
MSCI Pacific Index     2.44%         -9.28%

The fund's performance has benefitted from Putnam
Management's agreement to limit the fund's expenses through the period ended December 31, 1995. The fund's performance is compared to the Morgan Stanley
Capital International (MSCI) Pacific Index, an unmanaged index of Asian and Pacific Rim equity securities, with all values expressed in U.S. dollars.

PUTNAM VT DIVERSIFIED INCOME FUND
Goal
The fund seeks as high a level of current income as Putnam Management believes is consistent with preservation of capital. Main investment strategies --
MULTISECTOR fixed-income securities Under normal market conditions, the fund will invest mostly in bonds and other debt securities, and, to a lesser degree, preferred stocks. These investments are commonly known as fixedincome securities. The fund invests in the following three sectors of the fixed-income securities markets:

* U.S. Government and Investment Grade Sector:
consisting primarily of debt obligations of the U.S.
government, its agencies
and instrumentalities,
* High Yield Sector: consisting of high-yielding, lower-rated, higher risk U.S. and foreign fixed-income securities ("junk bonds"), and
* International Sector: consisting of obligations denominated in foreign and U.S. currencies of foreign governments, their agencies and instrumentalities, and other fixed-income securities denominated in foreign and U.S. currencies.
MAIN RISKS
* The risk that movements in the securities markets will reduce the value of the fund's investments. The value of the fund's debt investments are particularly likely to fall if interest rates rise. Interest rate risk is highest for investments with long maturities.
* The risk that the companies whose debt the fund purchases will fail to make timely payments of interest and principal. This credit risk is higher for corporate and emerging market government debt than for U.S. Government debt. Credit risk is especially high for debt of below investment-grade quality.
BECAUSE THE FUND INVESTS SUBSTANTIALLY IN JUNK BONDS
THIS RISK IS HEIGHTENED FOR THE FUND.  INVESTORS
SHOULD CAREFULLY CONSIDER THE RISKS ASSOCIATED WITH AN
INVESTMENT IN THE FUND.
* The risk that mortgages underlying the fund's investments in mortgage-backed securities (in the U.S.
and Investment Grade Sector) may be prepaid. This might force the fund to reinvest the proceeds from prepayments in investments offering a lower yield.
With respect to these investments, the fund therefore might not benefit from any increase in value as a result of declining interest rates. Similarly, rising interest rates may cause prepayments to fall. This would effectively extend the fund's maturity and increase its interest rate risk at times when that is least desirable-during periods of rising interest rates.
* The risk that Putnam Management's allocation of the fund's assets among the listed sectors may adversely affect the fund's performance.
* The risk of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments in foreign markets. These risks are increased when investing in emerging markets.
PERFORMANCE INFORMATION

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES
(Bar chart)
Plot Points
1994 -4.23%
1995 19.13%
1996 8.81%
1997 7.38%
1998 -1.37%

Year-to-date performance through 3/31/99 was 0.53%.
During the periods shown in the bar chart, the highest return for a quarter was 5.97% (quarter ending
6/30/95) and the lowest return for a quarter was -
4.94% (quarter ending 9/30/98).
Average annual total returns (for periods ending
12/31/98)


                    Past 1 year    Past 5 years    Since inception (9/15/93)
Class IA            -1.37%         5.62%           5.76%
Lehman Brothers
 Mortgage-backed     7.23%         7.06%            --
 Bond Index
Salomon Brothers
 Non U.S. World
 Government Bond
 Index              17.79%         8.26             7.89%
First Boston
 High Yield Index    0.58%         8.16%            8.65%

The fund's performance is compared to the Lehman
Brothers Mortgage-backed Bond Index, an unmanaged index of U.S. government and mortgage-backed securities;
Salomon Brothers Non-U.S. World Government Bond Index, a market capitalization weighted benchmark that tracks the performance of government bond markets tracked by the Salomon Brothers World Government Bond Index, excluding the United States; and the First Boston High
Yield Index, an unmanaged index of lower-rated, higher-yielding U.S. corporate bonds.

PUTNAM VT THE GEORGE PUTNAM FUND OF BOSTON
Goal
The fund seeks to provide a balanced investment composed of a well diversified portfolio of stocks and bonds that will produce both capital growth and current income.
Main investment strategies - GROWTH AND INCOME
The fund may invest in almost any type of security or negotiable instrument, including cash or money market instruments. The fund's portfolio will include some securities selected primarily to provide for capital protection, others selected for dependable income and still others for growth in value.
* Stocks: The fund will not usually invest more than 75% of its assets in stocks and that portion of the value of convertible securities attributable to conversion rights, although it may occasionally do so. Most of the stocks bought by the fund are "value" stocks that Putnam Management believes are currently selling below their true worth. If Putnam Management is correct and other investors recognize this discount, the price of the stock may rise. The fund mainly buys stocks of larger companies, although the fund may invest in companies of any size.
*    Bonds: The fund's debt investments:
*    may be issued by governments or private companies,
*    are mostly investment-grade, and
* are generally intermediate- to long-term (with maturities of more than 3 years).
Main risks
* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to appreciate as anticipated by Putnam Management. Many factors can adversely affect a stock's performance.
This risk is greater for small and medium-sized companies, which tend to be more vulnerable to adverse developments.
* The risk that movements in the securities markets will reduce the value of the fund's investments, regardless of how well the companies in the fund's portfolio perform.
* The risk that the value of the fund's debt investments will fall if interest rates rise. Interest rate risk is highest for investments with long maturities.
* The risk that the companies whose debt the fund purchases will fail to make timely payments of interest and principal. This credit risk is higher for corporate debt than for U.S. Government debt. Credit risk is especially high for debt of below investmentgrade quality.
* The risk that Putnam Management's allocation of the fund's assets between stocks and bonds may adversely affect the fund's performance.
PERFORMANCE INFORMATION
Performance information will be available after the fund completes a full calendar year of operation.

PUTNAM VT GLOBAL ASSET ALLOCATION FUND
GOAL
The investment objective of Putnam VT Global Asset
Allocation Fund is to seek a high level of long-term total return consistent with preservation of capital.
MAIN INVESTMENT STRATEGY - STRATEGIC ASSET ALLOCATION
The fund invests in a wide variety of equity and fixed-income securities both of U.S. and foreign issuers.
The fund's portfolio may include securities in the following four investment categories, which in the judgment of Putnam Management represent large, well-differentiated classes of securities with distinctive investment characteristics:

* U.S. Equities: The objective of this sector is to seek both capital growth, and, to a lesser extent, current income. This sector will invest primarily in growth and value stocks of U.S. companies. Growth stocks are issued by companies whose earnings Putnam Management believes are likely to grow faster than the economy as a whole. Growth in earnings may lead to an increase in the price of the stock. Value stocks are those that Putnam Management believes are currently undervalued compared to their true worth. If Putnam
Management is correct and other investors recognize this discount, the price of the stock may rise.

* International Equities: The objective of this sector is to seek capital appreciation. This sector will invest primarily in growth and value stocks principally traded in foreign securities markets.

* U.S. Fixed-income: The objective of this sector is to seek high current income which in the judgement of Putnam
Management does not involve undue risk to principal or income. This sector will invest primarily in fixed-income securities of U.S. companies or the U.S.
government, its agencies or instrumentalities, mortgage-backed and asset-backed securities, convertible securities and preferred stock.

* International Fixed-income: The objective of this sector is to seek high current income. This sector will invest primarily in fixed-income securities denominated in foreign currencies of non U.S. companies or foreign governmental issuers or supranatural agencies.
The amount of fund assets assigned to each investment category will be reevaluated by Putnam Management at least quarterly based on Putnam Management's assessment of the relative market opportunities and risks of each investment category taking into account various economic and market factors. The fund may from time to time invest in all or any one of the investment categories as Putnam Management may consider appropriate in response to changing market conditions. The fund expects that under normal market conditions it will invest a majority of its assets in equity securities. The fund can invest in companies of any size.
MAIN RISKS
* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to appreciate as anticipated by Putnam
Management. Many factors can adversely affect a stock's performance. This risk is generally greater for small and medium-sized companies, which tend to be more vulnerable to adverse developments.
* The risk that movements in the securities markets will adversely affect the price of the fund's investments, regardless of how well the companies in which the fund invests perform.
* The risk that the value of a fund's fixed income investments will fall if interest rates rise.
Interest rate risk is generally highest for investments with long maturities.
* The risk that the companies or governments whose fixed income securities a fund buys will not make timely payments of interest and principal. This credit risk is higher for corporate fixed income investments and foreign government fixed income investments than it is for fixed-income investments of the U.S. government.
This credit risk is higher still for fixed-income investments rated below investment grade in quality
(commonly known as "junk bonds").
* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments in foreign markets. These risks are increased for investments in emerging markets.
* The risk that Putnam Management's allocation of the fund's assets among the listed sectors may adversely affect the fund's performance.
PERFORMANCE INFORMATION

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES
(Bar chart)
Plot points
1989 16.08%
1990 0.18%
1991 19.02%
1992 6.29%
1993 17.48%
1994 -2.50%
1995 24.71%
1996 15.62%
1997 19.67%
1998 13.47%

Year-to-date performance through 3/31/99 was 1.39%.
During the periods shown in the bar chart, the highest return for a quarter was 14.57% (quarter ending
12/31/98) and the lowest return for a quarter was -
10.30% (quarter ending 9/30/98).
Average annual total returns (for periods ending 12/31/98)


                        Past 1 year    Past 5 years    Past 10 years
Class IA                13.47%         13.80%          12.68%
MSCI World Index        29.34%         15.69%          10.66%

The fund's performance is also compared to the Morgan
Stanley Capital International (MSCI) World Index, an unmanaged index of global equity securities, with all values expressed in U.S. dollars.
PUTNAM VT GLOBAL GROWTH FUND
Goal
The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES - GROWTH STOCKS
The fund invests mainly in growth stocks, which are those issued by companies whose earnings Putnam
Management believes are likely to grow faster than the economy as a whole. Growth in earnings may lead to an increase in the price of the stock. Under normal market conditions, the fund generally diversifies its investments among a number of different countries by investing at least 65% of its total assets in at least three countries, one of which may be the United
States.

The fund invests mainly in medium and large-sized companies, although it can invest in companies of any size. Although the fund emphasizes investments in developed countries, it may also invest in companies located in developing (also known as emerging) markets.

MAIN RISKS
* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments in foreign markets. These risks are increased for investments in emerging markets.
* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to appreciate as anticipated by Putnam
Management. Many factors can adversely affect a stock's performance, including factors relating to a specific company or industry or general financial market conditions. This risk is generally greater for small and mediumsized companies, which tend to be more vulnerable to adverse developments.
* The risk that movements in the securities markets will reduce the value of the fund's investments, regardless of how well the companies in which the fund invests perform.
PERFORMANCE INFORMATION

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES
(Bar chart)
Plot points
1991 15.01%
1992 -0.36%
1993 32.40%
1994 -0.96%
1995 15.67%
1996 17.20%
1997 14.33%
1998 29.71%

Year-to-date performance through 3/31/99 was 2.98%.
During the periods shown in the bar chart, the highest return for a quarter was 22.32% (quarter ending
12/31/98) and the lowest return for a quarter was -
12.18% (quarter ending 9/30/98).
Average annual total returns (for periods ending 12/31/98)

                Past 1 year    Past 5 years    Since inception (5/1/90)
Class IA         29.71%         14.77%          12.68%
MSCI World Index 24.34%         15.69%          12.60%

The fund's performance is compared to the Morgan
Stanley Capital International World Index, an unmanaged index of international equity securities with all values expressed in U.S. dollars.

PUTNAM VT GROWTH AND INCOME FUND
Goal
The fund seeks capital growth and current income.
Main investment strategies - value stocks
The fund invests primarily in "value" stocks, that offer the potential for capital growth, current income, or both. Value stocks are those that Putnam
Management believes are currently undervalued compared to their true worth. If Putnam Management is correct and other investors recognize this discount, the price of the stock may rise. The fund invests mainly in large companies, although it can invest in companies of any size.
Main risks
* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to appreciate as anticipated by Putnam
Management, regardless of movements in the securities markets. Many factors can adversely affect a stock's performance.
* The risk that movements in the securities markets will reduce the value of the fund's investments, regardless of how well the companies in the fund's portfolio perform.
PERFORMANCE INFORMATION

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES
(Bar chart)
Plot points
1989 21.30%
1990 1.96%
1991 19.05%
1992 9.75%
1993 14.27%
1994 0.35%
1995 36.71%
1996 21.92%
1997 24.15%
1998 15.42%

Year-to-date performance through 3/31/99 was 2.57%.
During the periods shown in the bar chart, the highest return for a quarter was 16.62% (quarter ending
12/31/98) and the lowest return for a quarter was -
9.96% (quarter ending 9/30/98).

Average annual total returns (for periods ending 12/31/98)

                Past 1 year     Past 5 years    Past 10 years
Class IA        15.42%          19.10%          16.04%
S&P 500 Index   28.58%          24.07%          19.21%

The fund's performance is compared to the Standard &
Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.

PUTNAM VT HEALTH SCIENCES FUND
Goal
The fund seeks capital appreciation.
Main investment strategies - growth stocks
The fund invests at least 80% of its assets (other than assets invested in U.S. government securities, short-term debt obligations and cash or money market instruments) in common stocks and other securities of companies in the health sciences industries, except when Putnam Management believes alternative strategies are appropriate to protect the fund against a market decline. The fund invests mainly in growth stocks, which are those issued by companies whose earnings
Putnam Management believes are likely to grow faster than the economy as a whole. Main risks
* The risk of investing in a single group of industries. Investments in the health sciences industries, even though representing interests in different companies in such industries, may be affected by common economic forces and other factors.
The vulnerability of the fund to factors affecting the health sciences industries will be significantly greater than that of a fund that invests in a broader range of industries which may result in greater losses and volatility.
* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to appreciate as anticipated by Putnam
Management. Many factors can adversely affect a stock's performance, including factors related to a specific company or industry or general financial market conditions. This risk is greater for small and medium-sized companies, which tend to be more vulnerable to adverse developments.
* The risk that movements in the securities markets will reduce the value the price of the fund's investments, regardless of how well the companies in which the fund invests perform.
The fund is "non-diversified," which means that it may invest more of its assets in the securities of fewer companies than a "diversified" fund. The fund may therefore be more exposed to the risk of loss from a few issuers than a fund that invests more broadly.
PERFORMANCE INFORMATION

Performance information will be available after the fund completes a full calendar year of operation.

PUTNAM VT HIGH YIELD FUND
GOAL
The fund seeks high current income. Capital growth is a secondary objective when consistent with high current income.

MAIN INVESTMENT STRATEGIES - INCOME
Normally, the fund invests at least 80% of its assets in debt securities, convertible securities or preferred stocks that are consistent with the fund's primary objective of high current income. Typically the fund's investments are
*    corporate bonds and notes,
* below investment-grade in quality ("junk bonds"), and
* intermediate- to long-term (with maturities of more than 3 years).
The fund seeks its secondary goal of capital growth mainly through investments that are expected to increase in value because of declining long-term interest rates or improvements in the credit quality of the issuing company. The fund often invests in companies with smaller capitalizations.
MAIN RISKS
* The risk that issuers of debt the fund holds will not make (or will be perceived as unlikely to make) timely payments of interest and principal. This credit risk is higher for corporate debt than for U.S. government debt. This risk is especially high for junk bonds.
BECAUSE THE FUND INVESTS MAINLY IN JUNK BONDS, THIS
RISK IS HEIGHTENED FOR THE FUND.  INVESTORS SHOULD
CAREFULLY CONSIDER THE RISKS ASSOCIATED WITH AN
INVESTMENT IN THE FUND.
* The risk that movements in the securities markets will reduce the value of the fund's investments.
*    The risk that the prices of the fund's
investments, particularly the fixed-income investments in which it mainly invests, will fall if interest rates rise.
This interest rate risk is highest for investments with long maturities.
* The risk that the price of one or more of the investments in the fund's portfolio will fall, or will fail to appreciate as expected by Putnam Management.
Many factors can adversely affect an investment's performance. This risk is greater for smaller companies, which tend to be more vulnerable to adverse developments.
PERFORMANCE INFORMATION

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES
(Bar Chart)

Plot Points
1989 -2.65%
1990 -9.98%
1991 44.83%
1992 18.98%
1993 19.57%
1994 -0.94%
1995 18.32%
1996 12.81%
1997 14.34%
1998 -5.86%

Year-to-date performance through 3/31/99 was 2.68%.
During the periods shown in the bar chart, the highest return for a quarter was 19.79% (quarter ending 3/31/91) and the lowest return for a quarter was -9.95% (quarter ending 9/30/98).
Average annual total returns (for periods ending 12/31/98)

                    Past 1 year    Past 5 years    Past 10 years
Class IA            -5.86%         7.31%           9.90%
First Boston High
   Yield Index       0.58%         8.16%           10.74%

The fund's performance is compared to the First Boston
High Yield Index, an unmanaged index of lower-rated, higher-yielding U.S. corporate bonds. The First
Boston High Yield Index includes over 180 issues with an average maturity range of 7 to 10 years.

PUTNAM VT INCOME FUND
Goal
The fund seeks current income consistent with preservation of capital.
Main investment strategies - Corporate and U.S.
government fixedincome securities
The fund will normally invest mostly in bonds and other debt securities, and to a lesser degree, in preferred stocks. These investments are commonly known as fixed-income securities. The fund's investments are generally long- or intermediate-term
(with maturities of more than three years). The fund's investments in fixed-income securities generally include:

* corporate bonds and notes, including both investment grade and high-yielding, lower-rated, higher-risk securities "junk bonds," issued mainly by domestic companies, and
* U.S. government securities, including debt obligations issued by the U.S. government, its agencies and instrumentalities.
The fund generally invests significantly in mortgage-backed investments which represent participations in, or are secured by, mortgage loans. The fund's mortgage-backed investments may include collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities (strips). Some of these investments will not be guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities.
Main risks
* The risk that movements in the securities markets will reduce the value of the fund's investments.
* The risk that rising interest rates will cause the value of the fund's debt investments to fall.
Interest rate risk is generally highest for investments with long maturities and the fund expects that its investments will normally be weighted towards longer maturities.
* The risk that the issuers of the fund's investments or the mortgagors who are repaying the mortgages underlying the fund's investments, will fail to make timely payments of interest and principal or will default. This credit risk is higher for corporate debt than for U.S. government debt and is higher still for debt of below investment-grade quality. BECAUSE
THE FUND INVESTS IN JUNK BONDS, THIS RISK IS
HEIGHTENED FOR THE FUND. INVESTORS SHOULD CAREFULLY
CONSIDER THE RISKS ASSOCIATED WITH AN INVESTMENT IN
THE FUND.
* The risk that mortgages underlying the fund's investments may be prepaid faster than expected during periods of falling interest rates. This might force the fund to reinvest the proceeds from prepayments in investments offering a lower yield. With respect to these investments, the fund therefore might not benefit from any increase in value as a result of declining interest rates. Similarly, rising interest rates may reduce the rate of prepayments. This would effectively extend the fund's maturity and increase its interest rate risk at times when that is least desirable - during periods of rising interest rates.
PERFORMANCE INFORMATION
Prior to April 9, 1999, the fund's policies required it to invest at least 25% of its assets in U.S.
government securities and limited the amount of assets invested in securities rated below A. Consequently, the historic information in the table does not reflect the fund's performance under its current investment policies or its current distribution policies.

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES
(BAR CHART)
Plot Points

1989 14.06%
1990 7.51%
1991 17.28%
1992 7.49%
1993 11.28%
1994 -3.23%
1995 20.44%
1996 2.42%
1997 8.64%
1998 8.25%

Year-to-date performance through 3/31/99 was -0.58%.
During the periods shown in the bar chart, the highest return for a quarter was 7.99% (quarter ending
6/30/89) and the lowest return for a quarter was -
3.17% (quarter ending 3/31/96).
Average annual total returns (for periods ending 12/31/98)

                      Past 1 year    Past 5 years    Since inception (2/1/88)
Class IA              8.25%          7.01%           9.21%
Lehman Brothers
Aggregate Bond
     Index            8.69%          7.27%           9.26%
Lehman Brothers
Government/Corporate
Bond Index            9.47%          7.31%           9.34%

The fund's performance is compared to the Lehman
Brothers Aggregate Bond Index, an unmanaged index of investment-grade bonds. The fund's benchmark index, the Lehman Brothers Government/Corporate Bond Index, has been changed to the Lehman Brothers Aggregate
Bond Index because Putnam Management believes this index is a more appropriate index to compare the fund's performance under its new investment objective and policies. PUTNAM VT INTERNATIONAL
GROWTH FUND
Goal
The fund seeks capital appreciation.
Main investment strategies - Growth
Under normal conditions, the fund generally diversifies its investments among a number of different countries by investing at least 65% of its total assets in at least three countries other than the United States. The fund may invest in both growth and value stocks. Growth stocks are issued by companies whose earnings Putnam Management believes are likely to grow faster than the economy as a whole.
Value stocks are those that Putnam Management believes are currently undervalued compared to their true worth. If Putnam Management is correct and other investors recognize this discount, the price of the stock may rise. The fund invests mainly in medium and large-sized companies, although it can invest in companies of any size. Although the fund emphasizes investments in developed countries, it may also invest in companies located in emerging markets.
MAIN RISKS
* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments in international markets. The risks are increased when investing in emerging markets.
* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to appreciate as anticipated by Putnam Management, regardless of movements in foreign or U.S. securities markets. Many factors can adversely affect a stock's performance. This risk is greater for smaller companies, which tend to be more vulnerable to adverse developments.
*    The risk that movements in foreign or U.S.
securities markets will reduce the value of the fund's investments, regardless of how well the companies in the fund's portfolio perform.


PERFORMANCE INFORMATION

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES
(Bar chart)
Plot points
1998 18.69%
Year-to-date performance through 3/31/99 was 5.18%.
During the periods shown in the bar chart, the highest return for a quarter was 22.22% (quarter ending
12/31/98) and the lowest return for a quarter was -
18.92% (quarter ending 9/30/98).
Average annual total returns (for periods ending 12/31/98)

                  Past 1 year    Since inception (1/2/97)
Class IA          18.69%         17.50%
MSCI EAFE Index   20.00%         10.52%

The fund's performance has benefitted from Putnam
Management's agreement to limit the fund's expenses through December 31, 1998. The fund's performance is compared to the Morgan Stanley Capital International
(MSCI) EAFE Index an unmanaged index of equity securities from Europe, Australia, and the Far East, with all values expressed in U.S. dollars.

PUTNAM VT INTERNATIONAL GROWTH AND INCOME FUND
Goal
The fund seeks capital growth. Current income is a secondary objective.
Main investment strategies - GROWTH AND INCOME
The fund generally diversifies its investments among a number of different countries by investing at least
65% of its total assets in at least three countries other than the United States. The fund invests mainly in value stocks that Putnam Management believes are currently selling below their true worth. Such investments are also known as value stocks. If Putnam
Management is correct and other investors recognize this discount, the price of the stock may rise. The fund invests mainly in medium and large-sized companies, although it can invest in companies of any size. The fund emphasizes investments in more developed countries, but may also invest in companies located in emerging markets.
Main risks
* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments in international markets. These risks are increased when investing in emerging markets.
* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to appreciate as anticipated by Putnam
Management. Many factors can adversely affect a stock's performance. This risk is greater for small and medium-sized companies, which tend to be more vulnerable to adverse developments.
* The risk that movements in the markets will reduce the value of the fund's investments, regardless of how well the companies in which the fund invests perform.

PERFORMANCE INFORMATION

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES
(Bar chart)

Plot points

1998      11.28%

Year-to-date performance through 3/31/99 was 4.25%.
During the periods shown in the bar chart, the highest return for a quarter was 16.54% (quarter ending
12/31/98) and the lowest return for a quarter was -
17.32% (quarter ending 9/30/98).
Average annual total returns (for periods ending 12/31/98)

                   Past 1 year    Since inception (1/2/97)
Class IA           11.28%         15.36%
MSCI EAFE Index    20.00%         10.52%

The fund's performance has benefitted from Putnam
Management's agreement to limit the fund's expenses through December 31, 1998. The fund's performance is compared to the Morgan Stanley Capital International
(MSCI) EAFE Index, an unmanaged index of equity securities from Europe, Australia, and the Far East, with all values expressed in U.S. dollars.

PUTNAM VT INTERNATIONAL NEW OPPORTUNITIES FUND
GOAL
The fund seeks long-term capital appreciation.

MAIN INVESTMENT STRATEGIES - GROWTH STOCKS
Under normal market conditions, the fund generally invests at least 65% of its total assets in at least three countries other than the United States. The fund invests mainly in growth stocks, which are stocks issued by companies whose earnings Putnam Management believes are likely to grow faster than the economy as a whole.
The fund may invest in companies of any size. The fund may invest in both established and developing
(also known as emerging) markets.
MAIN RISKS
* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments in international markets. These risks are increased when investing in emerging markets.

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to appreciate as anticipated by Putnam
Management. Many factors can adversely affect a stock's performance including factors to a specific company or industry or to general financial market conditions. This risk is generally greater for small and medium-sized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in the securities markets will reduce the value of the fund's investments, regardless of how well the companies in the fund's portfolio perform.

PERFORMANCE INFORMATION

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES
(Bar chart)
Plot points
1998 15.58%
Year-to-date performance through 3/31/99 was 7.15%.
During the periods shown in the bar chart, the highest return for a quarter was 19.19% (quarter ending
12/31/98) and the lowest return for a quarter was -
16.61% (quarter ending 9/30/98).
Average annual total returns (for periods ending 12/31/98)

                   Past 1 year    Since inception (1/2/97)
Class IA           15.58%         15.46%
MSCI EAFE Index    20.00%         10.52%

The fund's performance has benefitted from Putnam
Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Morgan Stanley
Capital International (EAFE) Index, an unmanaged index of international equity securities from Europe, Australia and the Far East, with all values expressed in U.S. dollars. PUTNAM VT INVESTORS FUND
Goal
The fund seeks long-term growth of capital and any increased income that results from this growth.

MAIN INVESTMENT STRATEGIES - GROWTH
The fund is designed for investors seeking long-term growth of capital from a portfolio of quality common stocks.
Most of the stocks bought by the fund are "growth" stocks whose earnings Putnam Management believes are likely to grow faster than the economy as a whole.
The fund mainly buys stocks of larger companies, although the fund may invest in companies of any size.
MAIN RISKS
* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to appreciate as anticipated by Putnam
Management, regardless of movement in the securities markets. Many factors can adversely affect a stock's performance.
* The risk that movements in the securities markets will reduce the value of the fund's investments, regardless of how well the companies in the fund's portfolio perform.
PERFORMANCE INFORMATION

Performance information will be available after the fund completes a full calendar year of operation.

PUTNAM VT MONEY MARKET FUND
Goal
The fund seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity.

Main investment strategy - iNcOME
The fund seeks to maintain a stable net asset asset value of $1.00 per share.

The fund's investments are primarily
*    high quality money market instruments, and
* short-term (with a dollar-weighted average portfolio maturity of 90 days or less).
Main risks
While money market funds are designed to be relatively low risk investments, they are not entirely free of risk. The main risks that could adversely affect the value of the fund's shares and the total return and yield on your investment include
* the risk that the value of your investment may be eroded over time by the effects of inflation, and
* the risk that, as a result of a deterioration in the credit quality of issuers whose securities the fund holds or an increase in interest rates, the fund may be unable to maintain a net asset value of $1.00 per share

PERFORMANCE INFORMATION

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES
(Bar chart)
Plot points
1989 8.88%
1990 7.98%
1991 5.92%
1992 3.57%
1993 2.79%
1994 3.82%
1995 5.46%
1996 5.08%
1997 5.22%
1998 5.19%

Year-to-date performance through 3/31/99 was 1.16%.
During the periods shown in the bar chart, the highest return for a quarter was 2.34% (quarter ending
6/30/89) and the lowest return for a quarter was 0.67%
(quarter ending 6/30/93).
Average annual total returns (for periods ending 12/31/98)

                      Past 1 year     Past 5 years     Past 10 years
Class IA              5.19%           4.95%            5.38%
Merrill Lynch 91-Day
 Treasury Bill Index  5.23%           5.22%            5.69%
Lipper Money Market
 Average              5.10%           4.90%            5.32%

The fund's performance is compared to the Merrill
Lynch 91-Day Treasury Bill Index, an unmanaged index that seeks to measure the performance of short-term U.S. Treasury bills currently available in the marketplace. The
Lipper Money Market Average is an arithmetic average of the total return of all money market mutual funds tracked by Lipper Analytical Services.

PUTNAM VT NEW OPPORTUNITIES FUND
Goal
The fund seeks long-term capital appreciation.
Main investment strategies - GROWTH
The fund invests primarily in "growth" stocks which are stocks of companies whose earnings Putnam
Management believes are likely to grow faster than the economy as a whole. The fund may invest in companies of any size. The fund will generally invest in companies that Putnam Management identifies as offering the best prospects for long-term growth potential. Those sectors will change from time to time but the current sectors are identified later in this prospectus.
MAIN RISKS
* The risk of investing in a limited group of market sectors. Investments in the sectors identified by Putnam Management as having the potential for capital growth, even though representing interests in different companies in such industries, may be affected by common economic forces and other factors.
The vulnerability of the fund to factors affecting the sectors chosen will be significantly greater than that of a fund that invests in a broader range of industries which may result in greater losses and volatility.
* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to appreciate as anticipated by Putnam
Management, regardless of movement in the securities markets. Many factors can adversely affect a stock's performance.
* The risk that movements in the securities markets will reduce the value of the fund's investments, regardless of how well the companies in the fund's portfolio perform.

PERFORMANCE INFORMATION

CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES
(Bar chart)
Plot points
1995 44.87%
1996 10.17%
1997 23.29%
1998 24.38%

Year-to-date performance through 3/31/99 was 6.50%.
During the periods shown in the bar chart, the highest return for a quarter was 29.33% (quarter ending
12/31/98) and the lowest return for a quarter was -
18.85% (quarter ending 9/30/98).
Average annual total returns (for periods ending 12/31/98)

                    Past 1 year     Since inception (5/2/94)
Class IA            24.38%          23.19%
S&P 500 Index       28.58%          26.56%

The fund's performance has benefitted from Putnam
Management's agreement to limit the fund's expenses through the period ended 1994. The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.
PUTNAM VT NEW VALUE FUND
Goal
The fund seeks long-term capital appreciation.
Main investment strategies - VALUE STOCKS
Under normal market conditions, the fund invests in value stocks, which are common stocks that Putnam
Management believes are undervalued at the time of purchase and have the potential for long-term capital appreciation. If Putnam Management is correct and other investors recognize this discount, the price of the stock may rise. The fund may invest in companies of any size. MAIN RISKS
* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to appreciate as anticipated by Putnam
Management. Many factors can adversely affect a stock's performance. This risk is greater for small and medium-sized companies, which tend to be more vulnerable to adverse developments.
* The risk that movements in the securities markets will reduce the value of the fund's investments, regardless of how well the companies in the fund's portfolio perform.
PERFORMANCE INFORMATION

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES
(Bar chart)
Plot points
1998 6.26%
Year-to-date performance through 3/31/99 was 5.17%.
During the periods shown in the bar chart, the highest return for a quarter was 16.45% (quarter ending
12/31/98) and the lowest return for a quarter was -
12.09% (quarter ending 9/30/98).
Average annual total returns (for periods ending 12/31/98)

                Past 1 year     Since inception (1/2/97)
Class IA        6.26%           11.85%
S&P 500 Index  28.58%           31.40%

The fund's performance has benefitted from Putnam
Management's agreement to limit the fund's expenses through December 31, 1998. The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.

PUTNAM VT OTC & EMERGING GROWTH FUND
Goal
The fund seeks capital appreciation.
Main investment strategies - growth stocks
Under normal market conditions, the fund generally invests at least 65% of its total assets in common stocks traded in the overthe-counter ("OTC") market or common stocks of "emerging growth" companies listed on securities exchanges. "Emerging growth" companies are companies that Putnam Management believes have a leading or proprietary position in a growing industry or are gaining market share in an established industry.
These companies may range from startups or recently organized companies to mature companies with long, established operating histories. The fund mainly buys stocks of small to medium- sized companies, although the fund may invest in companies of any size. Most stocks bought by the fund are growth stocks whose earnings Putnam Management believes are likely to grow faster than the economy as a whole. MAIN RISKS
* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to appreciate as anticipated by Putnam
Management. Many factors can adversely affect a stock's performance. This risk is greater for small and medium-sized companies, which tend to be more vulnerable to adverse developments.
* The risk that movements in the securities markets will reduce the value of the fund's investments, regardless of how well the companies in the fund's portfolio perform.
PERFORMANCE INFORMATION

Performance information will be available after the fund completes a full calendar year of operation.

PUTNAM VT RESEARCH FUND
Goal
The fund seeks capital appreciation.
Main investment strategies - Growth stocks
Under normal market conditions, the fund will seek to achieve its goal by investing mostly in common stocks that Putnam Management's equity research analysts believe have the greatest potential for capital appreciation. The fund may invest in both growth and value stocks. Growth stocks are issued by companies whose earnings Putnam Management believes are likely to grow faster than the economy as a whole. Value stocks are those that Putnam Management believes are currently undervalued compared to their true worth.
If Putnam Management is correct and other investors recognize this discount, the price of the stock may rise. The fund invests mainly in large companies, although it can invest in companies of any size.
Although the fund emphasizes investments in developed countries, it may also invest in companies located in emerging markets.
MAIN RISKS
* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to appreciate as anticipated by Putnam
Management. Many factors can adversely affect a stock's performance. This risk is greater for small and medium-sized companies, which tend to be more vulnerable to adverse developments.
* The risk that movements in the securities markets will reduce the value of the fund's investments, regardless of how well the companies in the fund's portfolio perform.
PERFORMANCE INFORMATION
Performance information will be available after the fund completes a full calendar year of operation.

PUTNAM VT SMALL CAP VALUE FUND
Goal
The fund seeks capital appreciation.
Main investment strategies - VALUE STOCKS
The fund generally invests in common stocks of small companies. These are companies of a size similar to those of the Russell 2000 Index, a commonly used measure of small company performance. The fund will generally invest in value stocks, which stocks are those that Putnam Management believes are currently undervalued compared to their true worth. If Putnam
Management is correct and other investors recognize this discount, the price of the stock may rise.
MAIN RISKS
* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to appreciate as anticipated by Putnam Management. Many factors can adversely affect a stock's performance.
This risk is greater for small and medium-sized companies, which tend to be more vulnerable to adverse developments.
* The risk that movements in the securities markets will adversely affect the price of the fund's investments, regardless of how well the companies in the fund's portfolio perform.

PERFORMANCE INFORMATION
Performance information will be available after the fund completes a full calendar year of operation.

PUTNAM VT UTILITIES GROWTH AND INCOME FUND

GOALS
The fund seeks capital growth and current income.

MAIN INVESTMENT STRATEGIES - VALUE STOCKS
Under normal market conditions, the fund will invest at least 65% of its total assets in equity and debt securities of companies in the public utilities industries. Most of the stocks bought by the fund are value stocks that Putnam Management believes are currently selling below their true worth. If Putnam
Management is correct and other investors recognize this discount, the price of the stock may rise. The fund mainly buys stocks of larger companies, although the fund may invest in companies of any size.

MAIN RISKS
* The risk of investing in a single group of industries.
Investments in the utilities industries, even though representing interests in different companies in such industries, may be affected by common economic forces and other factors. The vulnerability of the fund to factors affecting the utilities industries will be significantly greater than that of a fund that invests in a broader range of industries, which may result in greater losses and volatility.
* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to appreciate as anticipated by Putnam Management. Many factors can adversely affect a stock's performance, including factors related to a specific company or industry or general financial market conditions. This risk is greater for smaller companies, which tend to be more vulnerable to adverse developments.
* The risk that movements in the securities markets will reduce the value of the fund's investments, regardless of how well the companies in the fund's portfolio perform.
* The risk that the value of the fund's debt securities will fall if interest rates rise. Interest rate risk is highest for investments with long maturities.
* The risk that the companies whose debt securities the fund purchases will fail to make timely payments of interest and principal. This credit risk is higher for corporate debt securities than for U.S. Government debt securities. It is especially high for fixed-income investments of below investmentgrade quality.
* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, or unfavorable political or legal developments in foreign markets. These risks are increased when investing in emerging markets.
The fund is "non-diversified," which means that it may invest more of its assets in the securities of fewer companies than a "diversified" fund. The fund may therefore be more exposed to the risk of loss from a few issuers than a fund that invests more broadly.

PERFORMANCE INFORMATION

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES
(Bar chart)
Plot points
1993 13.42%
1994 -7.02%
1995 31.08%
1996 15.80%
1997 27.10%
1998 14.92%

Year-to-date performance through 3/31/99 was -7.80%.
During the periods shown in the bar chart, the highest return for a quarter was 12.32% (quarter ending
12/31/97) and the lowest return for a quarter was -
6.76% (quarter ending 3/31/94).

Average annual total returns (for periods ending 12/31/98)

                      Past 1 year    Past 5 years    Since inception (5/4/92)
Class IA              14.92%         15.57%          14.75%
S&P 500 Index         28.58%         24.07%          20.45%

The fund's performance has benefitted from Putnam
Management's agreement to limit the fund's expenses through December 31, 1992. The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.

PUTNAM VT VISTA FUND

Goal
The fund seeks capital appreciation.

Main investment strategies - GROWTH STOCKS
The fund invests mainly in "growth" stocks. Growth stocks are common stocks that are issued by companies whose earnings Putnam Management believes are likely to grow faster than the economy as a whole. The fund mainly buys stocks of medium size companies, although the fund may invest in companies of any size.
MAIN RISKS
* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to appreciate as anticipated by Putnam
Management. Many factors can adversely affect a stock's performance. This risk is greater for small and medium-sized companies, which tend to be more vulnerable to adverse developments.
* The risk that movements in the securities markets will reduce the value of the fund's investments, regardless of how well the companies in the fund's portfolio perform.
PERFORMANCE INFORMATION
CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES
(Bar chart)
Plot points
1998 19.48%
Year-to-date performance through 3/31/99 was 4.89%.
During the periods shown in the bar chart, the highest return for a quarter was 23.49% (quarter ending 12/31/98) and the lowest return for a quarter was -17.22% (quarter ending 9/30/98).
Average annual total returns (for periods ending 12/31/98)

                  Past 1 year    Since inception (1/2/97)
Class IA          19.48%         21.45%
S&P 500 Index     28.58%         31.40%

The fund's performance has benefitted from Putnam
Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Standard &
Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.


PUTNAM VT VOYAGER FUND
Goal
The fund seeks capital appreciation.
Main investment strategies - Growth  STOCKS
The fund invests mainly in growth stocks. Growth stocks are common stocks that are issued by companies whose earnings Putnam Management believes are likely to grow faster than the economy as a whole. The fund may invest in companies of any size.
Main Risks
* The risk that the prices of the stocks in the fund's portfolio will fall, or will fail to appreciate as anticipated by Putnam Management. Many factors can adversely affect a stock's performance. This risk is greater for small or medium-sized companies, which tend to be more vulnerable to adverse developments.
* The risk that movements in the securities markets will reduce the value of the fund's investments, regardless of how well the companies in the fund's portfolio perform.
PERFORMANCE INFORMATION

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES
(Bar chart)
Plot points
1989 32.38%
1990 -2.03%
1991 46.09%
1992 10.36%
1993 18.70%
1994 1.04%
1995 40.67%
1996 12.97%
1997 26.51%
1998 24.36%

Year-to-date performance through 3/31/99 was 6.13%.
During the periods shown in the bar chart, the highest return for a quarter was 27.15% (quarter ending
12/31/98) and the lowest return for a quarter was -
17.36% (quarter ending 9/30/90).
Average annual total returns (for periods ending 12/31/98)

                 Past 1 year    Past 5 years    Past 10 years
Class IA         24.36%         20.37%          20.15%
S&P 500 Index    28.58%         24.07%          19.21%

The fund's performance is compared to the Standard &
Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.

What are the funds' main investment strategies and related risks?

The funds (other than Putnam VT Global Asset
Allocation Fund) are generally managed in styles similar to other open-end investment companies which are managed by Putnam Management and whose shares are generally offered to the public. These other Putnam funds may, however, employ different investment practices and may invest in securities different from those in which their counterpart funds invest, and consequently will not have identical portfolios or experience identical investment results. Any investment carries with it some level of risk that generally reflects its potential for reward.

The first part of this section describes the investment strategies and related risks that are particular to each of the funds. The second part of this section (Common Investment Strategies and Risks) provides additional information on the investment strategies described in part one of the section. It discusses investment strategies and related risks that are common to a number of the funds. In addition, the "Fund summaries" contain important information about the funds. Investors are urged to read the fund summary and both parts of the section that follows for complete information about the funds.

PUTNAM VT ASIA PACIFIC FUND
Under normal market conditions, the fund will seek to achieve its goal by investing mostly in common stocks issued by Asian or Pacific Basin companies. The fund may invest in both growth and value stocks. Putnam
Management will consider, among other things, a company's financial strength, competitive position in its industry and projected future earnings and dividends when deciding whether to buy or sell investments. The fund invests mainly in medium and large-sized companies but may invest in companies of any size. The fund invests in both developed and developing (also known as emerging) markets.
Geographic focus. The fund considers the following to be "Asian or Pacific Basin" companies
* companies organized under the laws of an Asian or a Pacific Basin country with a principal office in an Asian or a Pacific Basin country,
* companies that earn 50% or more of their total revenues from business in Asia or the Pacific Basin, or
*    companies whose common stock is traded
principally on a securities exchange in Asia or the Pacific Basin. The fund anticipates that under normal market conditions it will invest 85% of its assets in Asian or Pacific Basin companies and at least 65% of its assets will be invested in securities of issuers that meet at least one of the first two criteria listed above.
Asian and Pacific Basin countries may include, for example, Australia, Hong Kong, India, Indonesia,
Japan, Korea, Malaysia, New Zealand, the People's
Republic of China, the Philippines, Singapore, Taiwan and Thailand.
Developments in Asian or Pacific Basin economies will generally have a greater effect on the fund than if it were more geographically diversified, which may result in greater losses and volatility.

PUTNAM VT DIVERSIFIED INCOME FUND

The fund pursues its goal by investing mainly in fixed-income securities in the three sectors described below in the amounts determined appropriate by Putnam
Management subject to the limitations described below.
Putnam Management expects that a substantial portion of the fund's assets will normally be invested in each of the sectors.
*    U.S. Government and Investment Grade Sector:
This sector includes
* U.S. government securities: U.S. Treasury bills, notes and bonds; and mortgage participation certificates guaranteed by the Government National Mortgage
Association ("Ginnie Mae"), Federal Housing
Administration debentures, Federal National Mortgage Association ("Fannie Mae") bonds and Federal Home Loan
Bank debt, which are also known as mortgage-backed securities.
* Mortgage-backed securities that are privately issued which will be supported by the credit of any government agency or instrumentality.
* Other types of debt securities, such as debt securities of private issuers that are investment grade (rated BBB or higher (or comparable unrated securities)) at the time of purchase.
Under normal market conditions, at least 65% of the assets allocated to the U.S. Government and Investment
Grade Sector will be invested in U.S. government securities and the fund will invest 20% of its net assets in U.S. government securities. Some of the U.S. government securities are supported by the full faith and credit of the United States, while others are supported only by the credit of a government entity.
*    High Yield Sector: Includes
*         high yielding, lower-rated, higher risk U.S.
and foreign corporate fixed-income securities, such as debt securities, convertible securities and preferred stock, rated at the time of purchase at least CCC (or its equivalent) by a nationally recognized securities rating agency, or if unrated determined by Putnam
Management to be of comparable quality.
*    International Sector:  Includes
* debt obligations issued or guaranteed by foreign, national, provincial, state, or other governments with taxing authority, or by their agencies or instrumentalities;
* debt obligations of supranational entities, such as international organizations designated or supported by government entities to promote economic reconstruction or development, international banking institutions and related government agencies; and
*    debt obligations and other fixed-income
securities of foreign corporate issuers and similar non-dollar denominated securities of U.S. corporate issuers.
Although the fund has the flexibility to invest in any country where Putnam Management sees potential for high income, it presently expects to invest the assets allocated to the international sector primarily in the securities of companies in industrialized Western
European countries (including Scandinavian countries), and in Canada, Japan, Australia and New Zealand.
Putnam Management will consider, among other things, the risks and opportunities of each market sector and economic and market conditions when deciding the amount of the fund's assets to allocate to each of the three market sectors in which the fund invests.
The fund may invest substantially in debt investments rated, at the time of purchase, as low as CCC (or its equivalent) by a nationally recognized securities rating agency, and unrated investments that Putnam
Management determines are of comparable quality. In addition, the fund may invest up to 5% of its net assets in securities rated below CCC (or its equivalent) at the time of purchase and unrated securities of comparable quality.
The fund will not necessarily sell an investment if its rating is reduced.
PUTNAM VT THE GEORGE PUTNAM FUND OF BOSTON

The fund pursues its goals by investing mainly in common stocks and debt investments. Putnam Management will consider, among other things, a company's financial strength, competitive position in its industry and projected future earnings and dividends when deciding whether to buy or sell investments.
Under normal market conditions, the fund expects that most of its debt investments will be investment grade, which means that at the time of purchase they are rated at least BBB (or its equivalent) by a nationally recognized securities rating agency, or are unrated but determined by Putnam Management to be of comparable quality. The fund may buy debt investments rated, at the time of purchase, as low as B (or its equivalent) by a nationally recognized securities rating agency, and unrated investments that Putnam
Management determines are of comparable quality. The fund will not necessarily sell an investment if its rating is reduced. The fund may invest in companies of any size. The fund may invest without limit in securities of foreign issuers traded in U.S. markets.
The fund may also invest in securities of foreign issuers not actively traded in U.S. markets. The fund expects that its investments in such foreign securities not actively traded in U.S. markets will not normally represent more than 20% of its assets, although the fund's investments in such foreign securities may exceed this amount from time to time.

PUTNAM VT GLOBAL ASSET ALLOCATION FUND

The fund pursues its goals by investing in a wide variety of equity and fixed-income securities both of U.S. and foreign issuers. The portion of the fund's assets invested in each investment category will be managed as a separate investment portfolio in accordance with that category's particular investment objectives and policies, independently of the fund's overall objective. The fund may invest in small and relatively less wellknown companies. The following is a description of the investment objectives and policies of each investment category:

U.S. Equities. The objective of the U.S. Equities category is to seek both capital growth and, to a lesser extent, current income through equity securities. The fund may invest assets allocated to this sector in either growth stocks or value stocks.

International Equities. The objective of the International Equities category is to seek capital appreciation. Assets allocated to this category will be invested in securities principally traded in foreign securities markets. These securities will primarily be common stocks or securities convertible into common stocks. The fund may invest in either growth or value stocks.

U.S. Fixed Income.  The objective of the U.S. Fixed
Iincome category is to seek high current income through a portfolio of fixed-income securities that in the judgment of Putnam Management does not involve undue risk to principal or income. The fund may invest assets allocated to this sector in any fixed-income securities Putnam Management considers appropriate, including U.S. government securities, debt securities, mortgage-backed and assetbacked securities, convertible securities and preferred stocks of non-governmental issuers.

International Fixed Income. The investment objective of the International Fixed Income category is to seek high current income by investing principally in foreign currency denominated debt securities issued by foreign governmental or supranational entities. The fund may also invest assets allocated to this sector in debt securities of private issuers, convertible securities and preferred stocks principally traded in foreign securities markets.

The fund will not purchase fixed-income securities rated, at the time of purchase, below CCC (or its equivalent) by each nationally recognized securities rating agency rating such security or, if unrated, determined by Putnam Management to be of comparable quality, if, as a result, more than 5% of the fund's total assets would be invested in securities of that quality. In addition, the fund will not purchase fixed-income securities rated, at the time of purchase, below BBB by each rating agency rating such security, or, if unrated, determined to be of comparable quality by Putnam Management, if, as a result, more than 35% of the fund's total assets would be invested in securities of that quality. The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase.

PUTNAM VT GLOBAL GROWTH FUND

The fund pursues its goal by investing mainly in growth stocks issued by companies worldwide. Putnam
Management will consider, among other things, a company's financial strength, competitive position in its industry and projected future earnings and dividends when deciding whether to buy or sell investments. The fund may invest in companies of any size and in developing (also known as emerging) markets.
PUTNAM VT GROWTH AND INCOME FUND

The fund pursues its goal by investing mainly in value stocks. Putnam Management will consider, among other things, a company's financial strength, competitive position in its industry and projected future earnings and dividends when deciding whether to buy or sell investments. The fund may invest in companies of any size. The fund may invest without limit in securities of foreign issuers traded in the U.S. public markets.
The fund may also invest in securities of issuers not actively traded in U.S. markets. The fund expects that its investments in such foreign securities not actively traded in U.S. markets will generally not exceed 20% of the fund's total assets, although the fund's investments in such foreign securities may exceed this amount from time to time.

PUTNAM VT HEALTH SCIENCES FUND

The fund pursues its goal by investing mainly in companies in the health sciences industries. The fund may invest in companies of any size. The fund may invest without limit in securities of foreign issuers traded in U.S. public markets. While the fund may also invest in securities of foreign issuers that are not traded in U.S. public markets, it does not expect that such investments will normally represent more than 30% of its assets, although they may occasionally exceed this amount.
Industry focus. The fund invests in a wide variety of companies in the health sciences industries, including companies in the pharmaceutical, health care services, applied research and development, and medical equipment and supplies businesses. The fund considers a company to be principally engaged in the health sciences industries if at the time of investment
Putnam Management determines that at least 50% of the company's assets, revenues or profits are derived from these industries.
* Under normal market conditions, the fund will invest at least 65% of its assets in securities of issuers meeting at least one of these 50% tests.
* Putnam Management may also consider a company with the potential for growth as a result of particular products, technology, patents or other market advantages in the health science industries to be in the health sciences industries. The fund does not anticipate that companies in this category will represent more than 15% of the fund's investments in the health sciences industries.
* The fund invests primarily in a single group of industries and is therefore more concentrated and less diversified than funds not primarily investing in a single group of industries. Therefore, events that affect the health sciences industries more significantly than the market as a whole will have a greater effect on the fund than a fund that is more widely diversified among a number of unrelated industries. Because the fund's investments are concentrated in the health sciences industries, many products and services are subject to risk of rapid obsolescence caused by technological and scientific advances. In addition, the health sciences industries are generally subject to greater government regulation than many other industries. Changes in governmental policies may have a material effect on the demand for or costs of certain products and services. Regulatory approvals are generally required before new drugs and medical devices or procedures may be introduced and before the acquisition of additional facilities and equipment by health care providers. Changes in governmental payment systems and the increased use of managed care arrangements may also affect the revenues and expenses of health care service providers.

PUTNAM VT HIGH YIELD FUND

The fund pursues its goals by investing mainly in corporate bonds and notes, and to a lesser degree, in preferred stocks. These investments are commonly known as fixed-income investments. The fund may invest in companies of any size. The fund may invest in securities of issuers not actively traded in U.S.
markets. The fund expects that its investments in such foreign securities not actively traded in U.S.
markets will generally not exceed 20% of the fund's total assets, although the fund's investments in such foreign securities may exceed this amount from time to time.
The fund's investments are mainly below investment grade in credit quality. The fund may buy investments rated, at the time of purchase, at least CCC (or its equivalent) by a nationally recognized securities rating agency, and unrated investments that Putnam
Management determines are of comparable quality. The fund will not necessarily sell an investment if its rating is reduced. The fund may also invest up to 15% of its total assets in securities rated below CCC (or its equivalent) by each rating agency rating such security, including securities in the lowest ratings categories, and unrated investments that Putnam
Management determines are of comparable quality.

PUTNAM VT INCOME FUND
The fund pursues its goal by investing mainly in fixed-income securities. Putnam Management will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments. The fund mainly invests in:
Corporate obligations.  These investments include
* investment grade and high-yielding, lower-rated, higher-risk fixed-income securities mainly issued by domestic companies, and rated at the time of purchase at least B (or its equivalent) by a nationally recognized securities rating agency, or if unrated, determined by Putnam Management to be of comparable quality.
* mortgage-backed investments (including CMOs and strips) of private issuers.
U.S. government and agency investments. These investments include * U.S. Treasury bills, notes and bonds.
* Obligations backed by the U.S. Treasury. These include obligations issued or guaranteed by certain agencies and instrumentalities of the U.S. government that are backed by the full faith and credit of the U.S. government, such as mortgage participation certificates guaranteed by the Government National
Mortgage Association (GNMA, commonly known as "Ginnie
Mae") and Federal Housing Administration debentures.
* Obligations backed by a federal agency or government-sponsored entity. These include obligations issued or guaranteed by certain agencies and government-sponsored entities that are supported only by the credit of such agency or entity, such as Federal
National Mortgage Association (FNMA, commonly known as
"Fannie Mae") bonds and Federal Home Loan Bank debt.
The fund's mortgage-backed investments may also include CMOs and strips issued or guaranteed by the U.S. government, its agencies or instrumentalities.
The yields available from U.S. government securities are generally lower than the yields available from comparable corporate debt securities.
The fund may invest substantially in debt investments rated, at the time of purchase, no lower than B (or its equivalent) by a nationally recognized securities rating agency, and unrated investments that Putnam
Management determines are of comparable quality. The fund will not necessarily sell an investment if its rating is reduced. A reduction in an investment's rating will generally cause its value to decline.
The fund may invest in U.S. dollar denominated fixed-income securities of foreign issuer's including Yankee bonds, but the fund will not invest in fixed-income securities denominated in foreign currencies.

PUTNAM VT INTERNATIONAL GROWTH FUND

The fund pursues its goal by investing mainly in growth and value stocks issued by companies outside the United States. Putnam Management will consider, among other things, a company's financial strength, competitive position in its industry and projected future earnings and dividends when deciding whether to buy or sell investments. The fund may invest in companies of any size.

PUTNAM VT INTERNATIONAL GROWTH AND INCOME FUND

The fund pursues its goals by investing mainly in common stocks of companies outside the U.S. Putnam
Management will consider, among other things, a company's financial strength, competitive position in its industry and projected future earnings and dividends when deciding whether to buy or sell investments. The fund may invest in companies of any size. The fund generally invests in value stocks.

PUTNAM VT INTERNATIONAL NEW OPPORTUNITIES FUND
The fund pursues its goal by investing mainly in growth companies outside the United States that Putnam
Management believes have above-average growth prospects due to the fundamental growth of their market sector. Putnam Management will consider, among other things, a company's financial strength, competitive position in its industry and projected future earnings and dividends when deciding whether to buy or sell investments. The fund may invest in companies of any size and in both developed and emerging markets.
PUTNAM VT INVESTORS FUND
The fund pursues its goal by investing mainly in common stocks. The fund may invest in companies of any size. Putnam Management gives more consideration to growth potential than to dividend income. Putnam
Management believes that evaluating a company's probable future earnings, dividends, financial strength, working assets and competitive position will prove more profitable in the long run than simply seeking current dividend income. The fund may invest without limit in securities of foreign issuers traded in U.S. public markets. The fund may also invest in securities of issuers not actively traded in U.S.
markets. The fund expects that its investments in such foreign securities not actively traded in U.S.
markets will generally not exceed 20% of the fund's total assets, although the fund's investments in such foreign securities may exceed this amount from time to time.
PUTNAM VT MONEY MARKET FUND

The fund pursues its goal by investing in high quality, short term money market investments, such as commercial paper, U.S. government debt and repurchase agreements, corporate obligations and certificates of deposit and bankers acceptances issued by banks with deposits in excess of $2 billion (or the foreign currency equivalent) at the close of the last calendar year. If the Trustees change this minimum deposit requirement, shareholders would be notified. The fund may invest without limit in money market instruments of foreign issuers that are denominated in U.S.
dollars and bank certificates of deposit and bankers' acceptances payable in U.S. dollars by foreign banks or foreign branches of U.S. banks.
Credit quality. The fund buys only high quality investments that Putnam Management believes present minimal credit risk at the time of purchase. High quality investments are
* rated in one of the two highest categories by at least two nationally recognized rating services, or
* rated by one rating service in one of its service's two highest categories (if only one rating service has provided a rating) or
* unrated investments that Putnam Management determines are of equivalent quality
 To maintain liquidity and preserve capital, the fund may decide not to buy investments that pay the highest available yields at any particular time.
     Thus, debt of issuers with good credit prospects usually offers lower yields than that of issuers with less secure credit prospects. Higher-rated investments generally offer lower credit risk, but not necessarily lower interest rate risk.
The value of a higher-rated investment can still fluctuate in response to changes in interest rates.
Concentration of investments. The fund may invest without limit in money market investments from the banking, personal credit and business credit industries when Putnam Management believes the yield and marketability of those investments justify any additional risks that may arise from a concentration of investments in those industries. The fund will invest over 25% of its assets in money market investments from the personal credit or business credit industries only when Putnam Management determines that the yields on those investments exceed the yields that are available from eligible investments of issuers in other industries.
The value of the fund's shares may be more vulnerable than the values of shares of money market funds that invest in issuers in a greater number of industries.
To the extent that the fund invests significantly in a particular industry, it runs an increased risk of loss if economic or other developments that affect that industry cause the prices of related money market investments to fall.
Letters of credit & other credit enhancements. The fund may buy investments backed by credit enhancements such as letters of credit, which are designed to give additional protection to investors. For example, if an issuer of a note does not have the credit rating usually required by the fund, another company may use its higher credit rating to back up the credit of the issuer of the note by selling the issuer a letter of credit. The main risk in investments backed by a letter of credit is that the company issuing the letter of credit will not be able, or will be thought to be unlikely to be able, to fulfill its obligations to the fund.
Short-term maturity. The fund invests in short-term money market instruments. The dollar-weighted average portfolio maturity will not exceed 90 days and the fund may not hold a security with a remaining maturity of more than 397 days. Although these policies tend to reduce risk (see "interest rates" below), short-term investments generally have lower yields than longer-term investments.
Insurance. The fund has bought liability insurance that insures it against a decrease in the value of its investments arising from the issuer's default or bankruptcy. The insurance covers most of the fund's investments, other than U.S. government securities.
Although the insurance may provide the fund with some protection against certain credit risks, it does not guarantee or insure that the fund will be able to maintain a stable net asset value of $1.00 per share.
The maximum total coverage for the fund is $30 million, with a deductible for each loss of $1 million or 0.30% of the fund's net assets, whichever is less.
The $30 million maximum coverage is shared with four other Putnam money market funds. Recovery under the insurance is subject to certain conditions, including the condition that the other Putnam money market funds have not previously exhausted the insurance coverage, and the insurance might not be renewed when it expires.

PUTNAM VT NEW OPPORTUNITIES FUND

The fund pursues its goal by investing mainly in growth stocks. Putnam Management will consider, among other things, a company's financial strength, competitive position in its industry (and within the economy as a whole) and projected future earnings and dividends when deciding whether to buy or sell investments and it will also consider the relative strength and growth prospects of market sectors as compared to the economy as a whole. The fund may invest in companies of any size. The fund may invest without limit in securities of foreign issuers traded in U.S. public markets. The fund may also invest in securities of issuers not actively traded in U.S. markets. The fund expects that its investments in such foreign securities not actively traded in U.S. markets will generally not exceed 20% of the fund's total assets, although the fund's investments in such foreign securities may exceed this amount from time to time.
The sectors of the economy which offer above-average growth potential will change over time. At present, Putnam Management has identified the following sectors of the economy, and examples of industries within these sectors, as having an above-average growth potential over the next three to five years:
*    Personal Communications - long-distance
telephone, competitive local exchange carriers, cellular telephone, paging, personal communication networks;
* Media/Entertainment - cable television system operators, cable television network programmers, film entertainment providers, theme park operators, radio and television stations, billboard advertisers;
* Medical Technology/Cost-Containment - home and outpatient care, medical device companies, pharmaceuticals and biotechnology, health care information services, physician practice management, managed care providers;
* Industrial and Environmental Services - solid waste disposal, remediation services, oil services, independent power producers;
* Applied/Advanced Technology - database software, application software, entertainment software, networking and communications equipment, computer systems integrators, information services, semiconductors, manufacturing technology;
* Personal Financial Services - stock brokerage companies, specialty insurance companies, credit card issuers, and other consumer-oriented financial services companies;
*    Value-oriented Consuming - retailers,
restaurants, hotel chains, casino operators, travel companies, consumer franchise companies and other consumer product or service companies able to provide quality products or services at lower prices or offering greater perceived value than competitors; and
* Business Services - staffing and temporary help companies, electronic commerce services, education and training services.

Subject to the fund's investment restrictions, the fund may invest up to one-half of its assets in any one particular sector. In addition, the fund may also invest a portion of its assets in securities of companies that, although not in any of the sectors described above, Putnam Management expects to experience aboveaverage growth.

PUTNAM VT NEW VALUE FUND

The fund pursues its goal by investing mainly in common stocks. The fund generally invests in value stocks. Putnam Management will consider, among other things, a company's financial strength, competitive position in its industry and projected future earnings and dividends, and the securities long-term potential for capital appreciation when deciding whether to buy or sell investments. Because Putnam Management evaluates securities for the fund based on their long-term potential for capital appreciation, the fund's investments may not appreciate over the shorter term, and as a result the fund's total return over certain periods may be less than that of other equity mutual funds. The fund may invest in companies of any size.
The fund may invest without limit in securities of foreign issuers traded in U.S. public markets. The fund may also invest in securities of issuers not actively traded in U.S. markets. The fund expects that its investments in such foreign securities not actively traded in U.S. markets will generally not exceed 20% of the fund's total assets, although the fund's investments in such foreign securities may exceed this amount from time to time.

PUTNAM VT OTC & EMERGING GROWTH FUND

The fund pursues its goal by investing mainly in common stocks of small to medium-sized companies. The fund generally invests in growth stocks. Putnam
Management will consider, among other things, a company's financial strength, competitive position in its industry and projected future earnings and dividends when deciding whether to buy or sell investments. The fund may invest without limit in securities of foreign issuers traded in U.S. public markets. The fund may also invest in securities of issuers not actively traded in U.S. public markets.
The fund expects that its investments in such foreign securities not actively traded in U.S. markets will generally not exceed 20% of the fund's total assets, although the fund's investments in such foreign securities may exceed this amount from time to time.

PUTNAM VT RESEARCH FUND

The fund pursues its goal by investing mainly in common stocks recommended by Putnam Management's equity research analysts as having the greatest potential for capital appreciation. Because Putnam
Management's style for the fund emphasizes fundamental analysis, Putnam Management, when selecting securities for the fund, will focus primarily on individual securities rather than sector or industry weightings.
Notwithstanding this focus on individual securities, Putnam Management currently expects that the fund's portfolio will invest in securities representing most
(and at times possibly all) of the sectors included in the Standard & Poor's 500 Composite Stock Price Index
(the "S&P 500"), although the fund is not an index fund and its portfolio is not intended to replicate the index. In selecting investments, Putnam
Management will consider a company's projected future earnings potential, competitive position in industry, relative valuation vs. industry peers and financial strength. Putnam Management seeks to construct a portfolio of securities that manages the level and magnitude of risk assumed by the fund. The fund may sell securities in the portfolio when Putnam
Management believes that the conditions underlying the decision to purchase the security have changed. The fund may invest in companies of any size. The fund may invest without limit in securities of foreign issuers traded in U.S. public markets. The fund may also invest in securities of issuers not actively traded in U.S. markets. The fund expects that its investments in such foreign securities not actively traded in U.S. markets will generally not exceed 20% of the fund's total assets, although the fund's investments in such foreign securities may exceed this amount from time to time.

PUTNAM VT SMALL CAP VALUE FUND

The fund pursues its goal by investing mainly in value stocks of smaller issuers. Putnam Management will consider, among other things, a company's financial strength, competitive position in its industry and projected future earnings and dividends, and the securities long-term potential for capital appreciation when deciding whether to buy or sell investments. Because Putnam Management evaluates securities for the fund based on their longterm potential for capital appreciation, the fund's investments may not appreciate over the shorter term, and as a result the fund's total return over certain periods may be less than that of other equity mutual funds. The fund may invest without limit in securities of foreign issuers traded in U.S. public markets. The fund may also invest in securities of issuers not actively traded in U.S. markets. The fund expects that its investments in such foreign securities not actively traded in U.S. markets will generally not exceed 20% of the fund's total assets, although the fund's investments in such foreign securities may exceed this amount from time to time.

PUTNAM VT UTILITIES GROWTH AND INCOME FUND

The fund pursues its goals by investing mainly in common stocks and other securities of companies in the utilities industries. Putnam Management will consider, among other things, a company's financial strength, competitive position in its industry and projected future earnings and dividends when deciding whether to buy or sell investments. The fund may invest in companies of any size. The fund may invest without limit in securities of foreign issuers traded in U.S.
public markets. The fund may also invest in securities of issuers not actively traded in U.S.
markets. The fund expects that its investments in such foreign securities not actively traded in U.S.
markets will generally not exceed 25% of the fund's total assets, although the fund's investments in such foreign securities may exceed this amount from time to time. The fund may invest up to 20% of its total assets in fixed-income securities that are rated below
BBB (or its equivalent) by a nationally recognized securities rating agency, or, if unrated, are determined by Putnam Management to be of comparable quality. Up to 25% of the fund's assets may be invested in foreign markets.

Industry Focus. The public utilities industries include companies engaged in the manufacture, production, generation, transmission, sale or distribution of electric or gas energy or other types of energy, water supply companies and companies engaged in telecommunications, including telephone, telegraph, satellite, microwave and other communications media (but not companies engaged in public broadcasting or cable television). The fund considers a company to be in the public utilities industries if at the time of investment Putnam
Management determines that at least 50% of the company's assets, revenues or profits are derived from these industries.
Under normal market conditions, the fund will invest at least 65% of its assets in securities of issuers meeting at least one of these 50% tests.
The fund invests primarily in a single group of industries and is therefore more concentrated and less diversified than funds not primarily investing in a single group of industries. Therefore, events that affect the public utilities industries more significantly than the market as a whole will have a greater effect on the fund than a fund that is more widely diversified among a number of different industries. For example, many utility companies, especially electric, gas and other energy-related utility companies, have historically been subject to risks of increase in fuel and other operating costs, changes in interest rates on borrowings for capital improvement programs, changes in applicable laws and regulations, changes in technology which may render existing plants, equipment or products obsolete, the effects of energy conservation and operating constraints, and increased costs and delays associated with compliance with environmental regulations. In particular, regulatory changes with respect to nuclear and conventionally-fueled power generating facilities could increase costs or impair the ability of utility companies to operate such facilities or obtain adequate return on invested capital. Generally, prices charged by utilities are regulated to protect the public and also to ensure that utility companies attract funds in order to grow and continue to provide appropriate services. These pricing policies may not continue.

In recent years, regulatory changes in the United
States have increasingly allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the utilities industries.
Deregulation and the emergence of new entrants have caused non-regulated providers of utility services to become a significant part of the utilities industries.
Putnam Management believes that these trends will result in certain utility companies being able to earn more than their traditional regulated rates, while others may be forced to defend their core business from increased competition and may be less profitable.
Although Putnam Management seeks to take advantage of favorable investment opportunities that may arise from these trends, the fund may not benefit from any such changes.

PUTNAM VT VISTA FUND

The fund pursues its goal by investing mainly in growth stocks that Putnam Management believes have above-average potential for capital appreciation. In selecting investments, Putnam Management will consider projected future earnings potential, competitive position in industry, relative valuation vs. industry peers and financial strength. The fund may invest in companies of any size but currently invests principally in securities of medium-sized companies.
The fund may invest without limit in securities of foreign issuers traded in U.S. public markets. The fund may also invest in securities of issuers not actively traded in U.S. markets. The fund expects that its investments in such foreign securities not actively traded in U.S. markets will generally not exceed 20% of the fund's total assets, although the fund's investments in such foreign securities may exceed this amount from time to time.

PUTNAM VT VOYAGER FUND

The fund pursues its goal by investing mainly in growth stocks. Putnam Management will consider, among other things, a company's financial strength, competitive position in its industry and projected future earnings and dividends when deciding whether to buy or sell investments. The fund may invest in companies of any size. The fund may invest without limit in securities of foreign issuers traded in U.S.
public markets. The fund may also invest in securities of issuers not actively traded in U.S.
markets. The fund expects that its investments in such foreign securities not actively traded in U.S.
markets will generally not exceed 20% of the fund's total assets, although the fund's investments in such foreign securities may exceed this amount from time to time.

COMMON INVESTMENT STRATEGIES AND RELATED RISKS

Common stocks.  Common stocks represent an ownership
interest in a company.  The value of a company's stock
may fall as a result of factors directly relating to
that company, such as decisions made by its management
or lower demand for the company's products or
services.  A stock's value may also fall because of
factors affecting multiple companies in a number of
different industries, such as increases in production
costs.  The value of a company's stock may also be
affected by changes in financial market conditions
that are relatively unrelated to the company or its
industry, such as changes in interest rates or
currency exchange rates.  In addition, a company's
stock generally pays dividends only after the company
makes required payments to holders of its bonds and
other debt.  For this reason, the value of the stock
will usually react more strongly than the bonds and
other debt to actual or perceived changes in the
company's financial condition or prospects.
Growth stocks. Certain funds may invest in
growth stocks. Growths stocks are stocks of companies Putnam
Management believes have earnings that are likely to
grow faster than the economy as a whole.  These growth
stocks typically trade at higher multiples of current
earnings than other stocks.  Therefore, the values of
growth stocks may be more sensitive to changes in
current or expected earnings than the values of other
stocks.  If  Putnam Management's assessment of the
prospects for the company's earnings growth is wrong,
or if its judgment about how other investors will
value the company's earnings growth is wrong, then the
price of the company's stock may fall or not approach
the value that Putnam Management has placed on it.
Value stocks.  Certain funds may also invest in
companies that are not expected to experience
significant earnings growth, but whose stock Putnam
Management believes is undervalued compared to its
true worth.  These companies may have experienced
adverse business developments or may be subject to
special risks that have caused their stocks to be out
of favor.  If Putnam Management's assessment of a
company's prospects is wrong, or if other investors do
not eventually recognize the value of the company,
then price of the company's stock may fall or may not
approach the value that Putnam Management has placed
on it.
Smaller companies.  Certain funds can invest in small
and mediumsized companies, including companies with
market capitalizations of less than $500 million.
These companies are more likely than larger companies
to have limited product lines, markets or financial
resources, or to depend on a small, inexperienced
management group.  Stocks of these companies may trade
less frequently and in limited volume, and their
prices may fluctuate more than stocks of other
companies.  Stocks of these companies may therefore be
more vulnerable to adverse developments than those of
larger companies.
Foreign investments.  Each of the funds may invest in
securities of foreign issuers.  Foreign investments
involve certain special risks, including
* Unfavorable changes in currency exchange rates:
Foreign investments are normally issued and traded in
foreign currencies. As a result, their values may be
affected by changes in the exchange rates between
particular foreign currencies and the U.S. dollar.
* Political and economic developments: Foreign
investments may be subject to the risks of seizure by
a foreign government, imposition of restrictions on
the exchange or transport of foreign currency, and tax
increases.
* Unreliable or untimely information: There may be
less information publicly available about a foreign
company than about most U.S. companies, and foreign
companies are usually not subject to accounting,
auditing and financial reporting standards and
practices comparable to those in the United States.
* Limited legal recourse: Legal remedies for investors
such as the fund may be more limited than those
available in the United States.
* Limited markets: Certain foreign investments may be
less liquid (harder to buy and sell) and more volatile
than domestic investments, which means the fund may at
times be unable to sell these foreign investments at
desirable prices.  For the same reason, the fund may
at times find it difficult to value its foreign
investments.
* Trading practices: Brokerage commissions and other
fees are generally higher for foreign investments than
for domestic investments.  The procedures and rules
for settling foreign transactions may also involve
delays in payment, delivery or recovery of money or
investments.
* Lower yield: Common stocks of foreign companies have
historically offered lower dividends than comparable
U.S. companies.  Foreign withholding taxes may further
reduce the amount of income available to distribute to
shareholders of the fund. The fund's yield is therefore expected to be lower than yields of most funds that invest mainly in common stocks of U.S. companies.
* Emerging markets.  The risks of foreign investments
are typically increased in less developed and
developing countries, which are sometimes referred to
as emerging markets.  For example, political and
economic structures in these countries may be young
and developing rapidly, which can cause instability.
These countries are also more likely to experience
high levels of inflation, deflation or currency
devaluation, which could hurt their economies and
securities markets.  For these and other reasons,
investments in emerging markets are often considered
speculative.
Certain of these risks may also apply to some extent
to U.S.traded investments that are denominated in
foreign currencies, investments in U.S. companies that
are traded in foreign markets, or to investments in
U.S. companies that have significant foreign
operations.  Special U.S. tax considerations may apply
to the fund's foreign investments.
Fixed-income investments.   Each of the funds may
invest in fixedincome securities. The value of a fixed-income investment may fall as a result of factors directly relating to the issuer of the security, such as decisions made by its management or a reduction in its credit rating. An investment's value may also fall because of factors affecting not just the issuer, but other issuers, such as increases in production costs. The value of an investment may also be affected by general changes in financial market conditions, such as changing interest rates or currency exchange rates.
* Interest rate risk. The values of fixed-income investments usually rise and fall in response to changes in interest rates. Declining interest rates will generally raise the value of existing fixed-income investments, and rising interest rates will generally lower the value of existing fixed-income investments. Changes in the values of fixed-income investments usually will not affect the amount of income a fund receives from them, but will affect the value of a fund's shares. Interest rate risk is often greater for investments with longer maturities.
* Credit risk. Investors normally expect to be compensated in proportion to the risk they assume.
Fixed-income investments of companies with poor credit usually offer higher yields than those of companies with better credit. Higher-rated investments generally offer lower-credit risk, but not lower interest rate risk. The value of a higher-rated investment still fluctuates in response to changes in interest rates.
"Zero coupon" bonds and "payment-in-kind" bonds. Zero coupon bonds are issued at less than face value and make payments of interest only at maturity rather than at intervals during the life of the bond. Payment-in-kind bonds give the issuing company the option to make interest payments in additional bonds rather than in cash. Both kinds of bonds allow a company to avoid generating cash to make current interest payments.
These bonds therefore involve greater credit risk and are subject to greater price fluctuations than bonds that pay current interest in cash. Lower-rated investments. Certain of the funds may invest a significant portion of their assets in securities that are below BBB (or its equivalent) and comparable unrated securities that are considered below investment grade and are commonly known as "junk bonds." These investments are considered to be of poor standing and mainly speculative, and those rated
CCC may be in default.
The lower ratings of these investments reflect a greater possibility that the issuing companies may be unable to make timely payments of interest and principal and thus default. There may be an increased risk of default in adverse economic conditions. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile. A default or expected default could also make it difficult for a fund to sell the investments at prices approximating the values the fund had previously placed on them. Because junk bonds are traded mainly by institutions, they usually have a limited market, which may at times make it difficult for the fund to establish their fair value.
Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of purchase.
The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition and does not reflect an assessment of an investment's volatility or liquidity.
Although Putnam Management considers credit ratings in making investment decisions, it performs its own investment analysis and does not rely only on ratings assigned by the rating agencies. Putnam Management seeks to minimize the risks of fixed-income investments through careful analysis of such factors as a company's experience, managerial strength, financial condition, borrowing requirements and debt maturity schedule. When a fund buys fixed-income investments of a company with poor credit prospects, the achievement of its goals depends more on Putnam
Management's ability than would be the case if the fund were buying fixed-income investments of a company with better credit prospects Because the likelihood of default is higher for the lower-rated investments in which certain funds invest, funds investing in high yield securities are more likely to have to participate in various legal proceedings or to take possession of and manage assets that secure the issuing company's obligations. This could increase the affected fund's operating expenses and decrease its net asset value.
At times a fund, either by itself or together with other funds and accounts managed by Putnam Management or its affiliates, may own all or most of the fixed-income investments of a particular issuer. This concentration of ownership may make it more difficult to sell, or determine the fair value of, these investments.
Although they are generally thought to have lower credit risk, investment grade fixed-income investments may share some of the risks of lower-rated investments.

Although U.S. government investments are generally considered to have the least credit reisk - the risk that the issuer will fail to make timely payments of interest and principal - they are not completely free of credit risk. While certain U.S. government securities, such as U.S. Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S. government, other securities in which the fund may invest are subject to varying degrees of risk. The risk factors include the creditworthiness of the issuer and, in the case of mortage-backed securities, the ability of the underlying mortgagors or other borrowers to meet their obligations. In addition, the values of these investments will still fluctuate in response to changes in interest rates.

Investments in premium securities. The funds may invest in socalled "Premium" investments, which offer interest rates higher than prevailing market rates.
In addition, during times of declining interest rates, many of the affected funds' investments may offer interest rates that are higher than current market rates. When a fund holds these "premium" investments, shareholders are likely to receive higher dividends
(but will bear a greater risk that the value of the fund's shares will fall) than they would if the fund held investments that offered current market rates of interest. Premium investments involve a greater risk of loss, because their values tend to decline towards the face value over time.

Prepayments generally cause losses on premium investments, because prepayments are made at face value and do not reflect any premium over face value.
Investors may find it useful to compare the relevant fund's yield, which reflects amortization of market premiums, with its current dividend rate, which does not reflect that amortization.

Illiquid securities.  Each fund (other than Putnam VT
Money Market Fund) may invest up to 15% of its assets in illiquid securities. Putnam VT Money Market Fund may invest up to 10% of its assets in illiquid securities. The sale of these securities is usually restricted under federal securities laws. As a result of illiquidity, the fund may not be able to sell these securities when Putnam Management considers it desirable to do so or may have to sell them at less than fair market value.

Mortgage-backed and asset-backed securities.   Certain
funds may invest in asset-backed and mortgage-backed securities. Assetbacked and mortgage-backed securities include collateralized mortgage obligations
(CMOs) and certain stripped mortgage-backed securities. CMOs and other mortgage-backed securities represent participations in, or are secured by, mortgage loans and include:

- Certain securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities;

- Securities issued by private issuers that represent an interest in or are secured by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and

- Securities issued by private issuers that represent an interest in or are secured by mortgage loans or mortgage-backed securities.

Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. A fund may invest in both the interest-only or "IO" class and the principal only or "PO" class. The yield to maturity on an IO or PO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. Also, the secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a fund's ability to buy or sell those securities at any particular time.

Certain funds may also invest in asset-backed securities. Assetbacked securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and a partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. A fund may have to invest the proceeds from prepaid investments under less attractive terms and yields.
Prepayments are particularly common during periods of declining interest rates, when property owners seek to refinance their mortgages at more favorable terms; the reverse is true during periods of rising interest rates.
Mortgage-backed investments are therefore less likely to increase in value during periods of declining interest rates than other debt of comparable maturities, although they may have a similar or even higher risk of decline in value during periods of rising interest rates and can increase the volatility of the fund.
CMOs are issued with a number of classes or series that have different maturities and that may represent interests in some or all of the interest or principal on the underlying collateral. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a fund.
Derivatives. The funds may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. The fund's return on a derivative typically depends on the change in the value of the investment, pool of investments index or currency specified in the derivative instrument.
The funds may use derivatives both for hedging and non-hedging purposes. The decision as to whether and to the extent the fund will use derivatives for hedging purposes will depend upon a number of factors, including market conditions, the funds' investments and the availablility of suitable derivatives.
Derivatives involve special risks and may result in losses. The funds will be dependent on Putnam
Management's ability to analyze and manage these sophisticated instruments. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the fund.
Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party will not meet its obligations to the fund. For further information about the risks of derivatives, see the statement of additional information (SAI). Frequent trading. The funds may buy or sell investments relatively often, which involves higher brokerage commissions and other expenses.
Other investments. In addition to the main investment strategies described above, the funds may also make other types of investments, and therefore may be subject to other risks, as described in the funds' SAI.
Alternative strategies. At times Putnam Management may judge that market conditions make pursuing a funds' investment strategies inconsistent with the best interests of its shareholders. Putnam Management then may temporarily use alternative strategies that are mainly designed to limit a fund's losses.
Although Putnam Management has the flexibility to use these strategies, it may choose not to for a variety of reasons, even in very volatile market conditions.
These strategies may cause the affected fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.
Changes in policies. The Trust's Trustees may change any of the funds' goals, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the funds?
The Trust's Trustees oversee the general conduct of
each fund's business.  The Trustees have retained
Putnam Management to be the funds' investment manager,
responsible for making investment decisions for the
funds and managing the funds' other affairs and
business.  Each fund pays Putnam Management a
quarterly management fee for these services based on
the fund's average net assets. Putnam Management's
address is One Post Office Square, Boston, MA 02109.
The funds paid Putnam Management management fees in
the following amounts (reflected as a percentage of
average net assets for each fund's last fiscal year):
Putnam VT Asia Pacific Growth Fund .80%
Putnam VT Diversified Income Fund  .67%
Putnam VT Global Asset Allocation Fund  .65%
Putnam VT Global Growth Fund  .60%
Putnam VT Growth and Income Fund   .46%
Putnam VT High Yield Fund     .64%
Putnam VT Income Fund    .60%
Putnam VT International Growth Fund .80%
Putnam VT International Growth and Income Fund    .80%
Putnam VT International New Opportunities Fund*   1.18%
Putnam VT Money Market Fund   .45%
Putnam VT New Opportunities Fund .56%
Putnam VT New Value Fund .70%
Putnam VT Utilities Growth and Income Fund   .65%
Putnam VT Vista Fund .65%
Putnam VT Voyager Fund   .54%

* The management fees shown in the table reflect an expense limitation then in effect or currently in effect. In the absence of an expense limitation, management fees would have been:

Putnam VT International New Opportunities Fund     1.20%

The following funds paid Putnam Management a quarterly management fee for these services at the annual rate of: Putnam VT The George Putnam Fund of Boston,
Putnam VT Investors Fund and Putnam VT Research Fund:
0.65% of the first $500 million of average net assets;
0.55% of the next $500 million; 0.50% of the next $500 million; 0.45% of the next $5 billion; 0.425% of the next $5 billion; 0.405% of the next $5 billion; 0.39% of the next $5 billion; and 0.38% of any excess thereafter.

Putnam VT Health Sciences Fund and Putnam VT OTC &
Emerging Growth Fund: 0.70% of the first $500 million of average net assets; 0.60% of the next $500 million;
0.55% of the next $500 million; 0.50% of the next $5 billion; 0.475% of the next $5 billion; 0.455% of the next $5 billion; 0.44% of the next $5 billion; and 0.43% of any excess thereafter.
Putnam VT Small Cap Value Fund: 0.80% of the first
$500 million of average net assets; 0.70% of the next
$500 million; 0.65% of the next $500 million; 0.60% of the next $5 billion; 0.575% of the next $5 billion;
0.555% of the next $5 billion; 0.54% of the next $5 billion; and 0.53% of any excess thereafter.
Putnam Management's Global Asset Allocation committee has primary responsibility for the day-to-day management of Putnam VT Global Asset Allocation and the Global Equity Research Team has primary responsibility for the day-to-day management of Putnam
VT Research Fund.
The following officers of Putnam Management have had primary responsibility for the day-to-day management of the relevant fund's portfolio since the years shown below. Their experience as either portfolio managers or investment analysts over the last five years is also shown.

                                   Business experience
Fund name                 Year     (at least 5 years)
---------------------    -------   -------------------------
Putnam VT Asia Pacific
 Growth Fund

Paul Warren               1997      Employed by Putnam Management since 1997.
Senior Vice President               Prior to May, 1997, Mr. Warren was
                                    employed by IDS Fund Management.  Prior
                                    to August 1994, he was employed by
                                    Pilgrim Baxter Associates.

Carmel Peters             1999      Employed by Putnam Management since 1997.
Senior Vice President               Prior to May 1997, Ms. Peters was
                                    employed at Wheelock Natwest
                                    Investment Management, Hong Kong, and
                                    prior to February 1996, Ms. Peters was
                                    employed at Rothschild Asset Management
                                    Asia Pacific, Hong Kong.

Putnam VT Diversified
  Income Fund

William Kohli             1994      Employed by Putnam Management since 1994.
Managing Director                   Prior to September, 1994, Mr. Kohli was
                                    employed by Global Bond Management.

Jennifer E. Leichter      1993      Employed by Putnam Management since 1987.
Managing Director

David L. Waldman          1998      Employed by Putnam Management since 1997.
Managing Director                   Prior to June 1997, Mr.Waldman was
                                    employed at Lazard Freres and
                                    prior to April 1995, was employed at
                                    Goldman Sachs.

Jeffrey A. Kaufman        1998      Employed by Putnam Management since 1998.
Senior Vice President               Prior to August 1998, Mr. Kaufman was
                                    employed by MFS Investment Management.


Putnam VT The George
 Putnam Fund of Boston

Edward P. Bousa           1998       Employed by Putnam Management since 1992.
Senior Vice President

James M. Prusko           1998       Employed by Putnam Management since 1992.
Senior Vice President

Krishna K. Memani         1999       Employed by Putnam Management since 1998.
Managing Director                    Prior to September 1998, Mr. Memani was
                                     employed by Morgan Stanley & Co.

Putnam VT Global
 Growth Fund

Robert Swift              1996       Employed by Putnam Management since 1995.
Managing Director                    Prior to August 1995, Mr. Swift was
                                     employed by IAI International/Hill
                                     Samuel Investment Advisors.

Kelly A. Morgan           1997       Employed by Putnam Management since 1996.
Managing Director                    Prior to December 1996, Ms. Morgan was
                                     employed by Alliance Capital Management
                                     L.P.

David J. Santos           1999       Employed by Putnam Management since 1986.
Senior Vice President

Lisa Svensson             1998       Employed by Putnam Management since 1994.
Senior Vice Pesident                 Prior to July 1994, Ms. Svensson was
                                     employed by Lord Abbett & Co.

Manuel Weiss              1998       Employed by Putnam Management since 1987.
Senior Vice President

Olivier Rudigoz           1998       Employed by Putnam Management since 1998.
Vice President                       Prior to April 1998, Mr. Rudigoz
                                     was employed by Paribas Asset Management.

Putnam VT Growth and
 Income Fund

David L. King             1993        Employed by Putnam Management since 1983.
Managing Director

Hugh H. Mullin            1998        Employed by Putnam Management since 1986.
Senior Vice President

Sheldon N. Simon          1997        Employed by Putnam Management since 1984.
Senior Vice President

Putnam VT Health Sciences
 Fund

Richard B. England        1998        Employed by Putnam Management since 1992.
Senior Vice President

David G. Carlson          1998        Employed by Putnam Management since 1992.
Senior Vice President

Margery C. Parker         1998        Employed by Putnam Management since 1997.
Senior Vice President                 Prior to December 1997, Ms. Parker was
                                      employed by Keystone Investments.
Putnam VT High
 Yield Fund

Krishna K. Memani         1999        Employed by Putnam Management since 1998.
Managing Director                     Prior to September 1998, Mr. Memani
                                      was employed by Morgan Stanley & Co.

Rosemary Thomsen          1997        Employed by Putnam Management since 1986.
Senior Vice President


Jeffrey A. Kaufman        1998        Employed by Putnam Management since 1998.
Senior Vice President                 Prior to August 1998, Mr. Kaufman was
                                      employed by MFS Investment Management.

Putnam VT Income Fund

Kevin M. Cronin           1999        Employed by Putnam Management since 1997.
Managing Director                     Prior to February 1997, Mr. Cronin was
                                      employed at MFS Investment Management.

Krishna K. Memani         1999        Employed by Putnam Management since 1998.
Managing Director                     Prior to September 1998, Mr. Memani
                                      was employed at Morgan Stanley & Co.

Putnam VT International Growth Fund
Justin M. Scott           1996        Employed by Putnam Management since 1988.
Managing Director

Omid Kamshad              1996        Employed by Putnam Management since 1996.
Managing Director                     Prior to January 1996, Mr. Kamshad was
                                      employed by Lombard Odier
                                      International and prior to April 1995,
                                      he was employed by Baring Asset
                                      Management Company.

Mark Pollard              1999        Employed by Putnam Management since 1990.
Managing Director

Paul Warren               1999        Employed by Putnam Management since 1997.
Senior Vice President                 Prior to May 1997, Mr. Warren was
                                      employed by IDS Fund Management.
                                      Prior to August 1994, he was employed
                                      by Pilgrim Baxter Associates.

Putnam VT International
 Growth and Income Fund

Deborah F. Kuenstner     1999          Employed by Putnam Management since 1997.
Managing Director                      Prior to May 1997, Ms. Kuenster was
                                       employed at Dupont Pension Fund
                                       Investment.

George Stairs            1999          Employed by Putnam Management since 1994.
Senior Vice President                  Prior to July 1994, Mr. Stairs was
                                       employed at Value Quest Ltd.

Putnam VT International
 New Opportunities Fund

Robert Swift             1996         Employed by Putnam Management since 1995.
Managing Director                     Prior to August 1995, Mr. Swift was
                                      employed by IAI International/Hill
                                      Samuel Investment Advisors.

J. Peter Grant           1996         Employed by Putnam Management since 1973.
Senior Vice President

Stephen Oler             1998         Employed by Putnam Management since
Senior Vice President                 1997. Prior to June 1997, Mr. Oler was
                                      employed by at Templeton  Investments,
                                      and prior to March 1996 was employed by
                                      Baring Asset Management Co.

Jack P. Chang            1999         Employed by Putnam Management since 1997.
Senior Vice President                 Prior to July 1997, Mr. Chang was
                                      employed by Columbia Management.
Putnam VT Investors
 Fund

C. Beth Cotner           1998         Employed by Putnam Management since 1995.
Senior Vice President                 Prior to September 1995, Ms. Cotner was
                                      employed by Kemper Financial Services.

Richard B. England       1998         Employed by Putnam Management since 1992.
Senior Vice President

Manuel H. Weiss          1998         Employed by Putnam Management since 1987.
Senior Vice President


Putnam VT Money
 Market Fund

Joanne Driscoll         1997          Employed by Putnam Management since 1995.
Vice President                        Prior to April 1995, Ms. Driscoll was a
                                      Graduate Teaching Assistant in the
                                      Finance Department at Northeastern
                                      University and prior to September
                                      1994, Ms. Driscoll was employed by
                                      Bank of Boston.

Putnam VT New
 Opportunities Fund

Daniel L. Miller       1994           Employed by Putnam Management since 1983.
Managing Director

Jeffrey R. Lindsey     1999           Employed by Putnam Management since 1994.
Senior Vice President


Putnam VT New Value Fund

David L. King         1996            Employed by Putnam Management since 1983.
Managing Director


Putnam VT OTC & Emerging
 Growth Fund

Steven L. Kirson      1998            Employed by Putnam Management since 1989.
Senior Vice President

Michael J. Mufson     1998            Employed by Putnam Management since 1993.
Senior Vice President


Putnam VT Utilities
 Growth and Income Fund

Krishna K. Memani    1999             Employed by Putnam Management since 1998.
Managing Director                     Prior to September 1998, Mr. Memani was
                                      employed by Morgan Stanley & Co.

Jeanne L. Mockard    1998             Employed by Putnam Management since 1990.
Senior Vice President


Putnam VT Vista Fund

Eric Wetlaufer       1997             Employed by Putnam Management since 1997.
Managing Director                     Prior to November 1997, Mr. Wetlaufer
                                      was employed by Cadence Capital
                                      Management.

Anthony C. Santosus 1996              Employed by Putnam Management since 1985.
Senior Vice President

Margery C. Parker   1998              Employed by Putnam Management since 1997.
Senior Vice President                 Prior to December 1997, Ms. Parker was
                                      employed at Keystone Investments.

Dana Clark          1999              Employed by Putnam Management since 1987.
Vice President

Putnam VT Voyager Fund

Robert R. Beck      1995              Employed by Putnam Management since 1989.
Managing Director

Roland W. Gillis    1995              Employed by Putnam Management since 1995.
Managing Director                     Prior to March, 1995, Mr. Gillis was
                                      employed by Keystone Custodian Funds, Inc.

Michael P. Stack    1997              Employed by Putnam Management since 1997.
Senior Vice President                 Prior to November, 1997, Mr. Stack was
                                      employed by Independence Investment
                                      Associates, Inc.

Charles H. Swanberg 1994              Employed by Putnam Management since 1984.
Senior Vice President

Michael E. Nance    1999              Employed by Putnam Management since 1994.
Senior Vice President                 Prior to June 1994, Mr. Nance attended
                                      the University of Chicago Graduate
                                      School of Business.

Year 2000 Issues. The funds could be adversely affected if the computer systems used by Putnam
Management and the funds' other service providers do not properly process and calculate the daterelated information relating to the end of this century and the beginning of the next. While year 2000-related computer problems could have a negative effect on a fund, both in its operations and in its investments, Putnam Management is working to avoid such problems and to obtain assurances from service providers that they are taking similar steps. No assurances, though, can be provided that the funds will not be adversely impacted by these matters.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the funds with Putnam Mutual Funds, One Post Office
Square, Boston, Massachusetts 02109.  Putnam Mutual
Funds presently offers shares of each fund of the Trust continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Mutual Funds accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Mutual Funds may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order, except that, in the case of Putnam VT Money Market
Fund, purchases will not be affected until the next determination of net asset value after federal funds have been made available to the Trust. Orders for purchases or sales of shares of a fund must be received by Putnam Mutual Funds before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

Please check with your insurance company to determine which funds are available under your variable annuity contract or variable life insurance policy. Certain funds may not be available in your state due to various insurance regulations. Inclusion in this prospectus of a fund that is not available in your state is not to be considered a solicitation. This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The funds currently do not foresee any disadvantages to policyowners arising out of the fact that the funds offer their shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more funds and shares of another fund may be substituted. This might force a fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of any fund to any separate account or may suspend or terminate the offering of shares of any fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund.
Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.
How do the funds price their shares?

The price of a fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares.
Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

Each fund (other than Putnam VT Money Market Fund) values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value. Putnam VT Money Market Fund values all of its investments at amortized cost.

Each fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect each fund's NAV. Because foreign markets may be open at different times than the New York Stock
Exchange, the value of each fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of each fund's foreign investments (other than Putnam VT
Money Market Fund) occur between the close of foreign markets and the close of regular trading on the New
York Stock Exchange, these investments will be valued at their fair value.

Fund distributions and taxes

Putnam VT Money Market Fund will declare a dividend of its net investment income daily and distribute such dividend monthly.
Each month's distributions will be paid on the first business day of the next month. Since the net income of Putnam VT
Money Market Fund is declared as a dividend each time it is determined, the net asset value per share of the fund remains at $1.00 immediately after each determination and dividend declaration. Each of the other funds will distribute any net investment income and net realized capital gains at least annually.
Both types of distributions will be made in shares of such funds unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date, except that with respect to Putnam VT
Money Market Fund, distributions are reinvested using the net asset value determined on the day following the distribution payment date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts.
However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59
1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each fund intends to comply with these requirements. If a fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

Each fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

Fund investments in foreign securities may be subject to withholding taxes at the source on dividend or interest payments. In that case, a fund's yield on those securities would be decreased.

A fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights table is intended to help you understand the funds' recent financial performance.
Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from each fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the funds' annual report to shareholders, which is available upon request.

Financial Highlights
         Investment Operations                              Less Distributions:
                                            Net                                                From        Net Asset       Net
              Realized and      Total       From       In Excess      Net      In Excess of
                 Value,       Investment  Unrealized     from         Net         Net          Realized    Net Realized
Year           Beginning        Income    Gain (Loss)on Investment Investment   Investment     Gain on     Gain on
ended          of Period        (Loss)    Investments    operations  Income       Income      Investments  Investments
Putnam VT Asia
Pacific Growth Fund
1998             $9.20            $.08(a)   $(.56)         $(.48)    $(.38)      $-             $-            $-
1997             11.01             .07      (1.66)         (1.59)     (.22)       -              -             -
1996             10.23             .05        .88            .93      (.15)       -              -             -
1995***          10.00             .06(a)(b)  .17            .23        -         -              -             -
Putnam VT Diversified
Income Fund
1998            $11.31            $.86(a)   $(.99)         $(.13)    $(.48)      $-             $(.21)        $-
1997             11.27             .82(a)    (.05)           .77      (.63)       -              (.10)         -
1996             11.03             .80(a)     .11            .91      (.67)       -               -            -
1995              9.74             .71       1.09           1.80      (.51)       -               -            -
1994             10.23             .61      (1.04)          (.43)     (.06)       -               -            -
Putnam VT The George Putnam Fund of Boston
1998******      $10.00            $.18(a)(b) $.19           $.37     $(.09)      $-              $-           $-
Putnam VT Global Asset Allocation Fund
1998            $18.76            $.46(a)   $2.00          $2.46     $(.43)      $-              $(1.85)      $-
1997             17.25             .50       2.63           3.13      (.60)       -               (1.02)       -
1996             16.15             .43       1.94           2.37      (.44)       -               (.83)        -
1995             13.19             .47       2.74           3.21      (.25)       -               -            -
1994             14.29             .35       (.71)          (.36)     (.29)       -               (.43)       $(.02)
Putnam VT Global Growth Fund
1998            $18.34            $.05(a)   $5.01          $5.06     $(.52)      $-              $(2.60)      $-
1997             16.88             .13       2.18           2.31      (.41)       -               (.44)        -
1996             15.18             .17       2.35           2.52      (.25)       -               (.57)        -
1995             13.48             .20       1.85           2.05      (.11)       -               (.24)        -
1994             13.68             .13       (.26)          (.13)     (.05)       -               (.02)        -
Putnam VT Growth and Income Fund
1998            $28.32            $.44(a)   $3.77          $4.21     $(.50)      $-              $(3.26)      $-
1997             24.56             .48       5.07           5.55      (.52)       -               (1.27)       -
1996             21.47             .65(a)    3.84           4.49      (.51)       -               (.89)        -
1995             16.44             .53       5.31           5.84      (.51)       -               (.30)        -
1994             17.38             .50       (.48)           .02      (.38)       -               (.58)        -
Putnam VT Health Sciences Fund
1998******      $10.00            $.01(a)(b) $.94           $.95     $(.01)      $-              $-           $-
Putnam VT High Yield Fund
1998            $13.62           $1.31     $(1.98)         $(.67)   $(1.08)      $-              $(.17)       $-
1997             12.96            1.06        .65           1.71      (.94)       -               (.11)        -
1996             12.37            1.18(a)     .32           1.50      (.91)       -               -            -
1995             11.46             .91       1.05           1.96     (1.05)       -               -            -
1994             12.53            1.05      (1.17)          (.12)     (.79)       -               (.14)        (.02)
Putnam VT International Growth Fund
1998            $11.43            $.11(a)   $2.03          $2.14     $(.04)      $-               $-          $-
1997****         10.00             .05(b)    1.56           1.61      (.05)       (.02)            (.04)       (.06)
Putnam VT International Growth and
  Income Fund
1998            $11.53            $.23(a)   $1.06          $1.29     $(.11)      $-               $(.22)      $(.19)
1997****         10.00             .07       1.87           1.94      (.08)       (.05)            (.28)       -
Putnam VT International New Opportunities
  Fund
1998             $9.96            $.04(a)(b)$1.59          $1.55     $(.02)      $-               $-          $-
1997****         10.00             .01(b)    (.02)          (.01)     (.01)       (.02)            -           -
Putnam VT Investors Fund
1998******      $10.00            $.02(a)(b)$1.65          $1.67     $(.01)      $-               $-          $-
Putnam VT Money Market Fund
1998             $1.00            $.0510     $ -            $.0510   $(.0510)    $-               $-          $-
1997              1.00             .0509       -             .0509    (.0509)     -                -           -
1996              1.00             .0497       -             .0497    (.0497)     -                -           -
1995              1.00             .0533       -             .0533    (.0533)     -                -           -
1994              1.00             .0377       -             .0377    (.0377)     -                -           -
Putnam VT New Opportunities Fund
1998            $21.23           $(.04)      $5.19         $5.15      $-         $-               $(.32)      $-
1997             17.22             -(e)       4.01          4.01       -          -                -           -
1996             15.63            (.01)       1.60          1.59       -          -                -           -
1995             10.82             -          4.84          4.84       -          -                (.02)       -
1994******       10.00             -(b)        .82           .82       -          -                -           -

                   Investment Operations    Less Distributions:
                                           Net                                                       From       Net Asset       Net
               Realized and    Total       From          In Excess      Net           In Excess of
                 Value,      Investment  Unrealized      from Net of    Net              Net        Realized   Net Realized
Year           Beginning       Income    Gain (Loss) on  Investment  Investment       Investment     Gain on      Gain on
ended          of Period       (Loss)    Investments     operations   Income            Income    Investments   Investments
Putnam VT New Value Fund
1998            $11.76         $.16(a)      $.57           $.73        $(.23)            $-          $(.23)      $-
1997*******      10.00          .18(a)      1.58           1.76         -                 -           -           -
Putnam VT OTC & Emerging Growth Fund
1998******      $10.00        $(.01)(a)(b)  $.10           $.09        $-                $-          $-          $-
Putnam VT Research Fund
1998*******     $10.00         $.02(a)(b)  $1.93          $1.95        $(.01)            $-          $(.01)      $-
Putnam VT U.S. Government
and High Quality Bond Fund
1998            $13.42         $.82(a)      $.24          $1.06        $(.73)            $-          $(.02)      $-
1997             13.21          .88          .18           1.06         (.85)             -           -           -
1996             13.74          .81         (.52)           .29         (.82)             -           -           -
1995             12.22          .81         1.56           2.37         (.85)             -           -           -
1994             13.53          .81        (1.24)          (.43)        (.66)             -           (.22)       -
Putnam VT Utilities Growth and Income Fund
1998            $17.14         $.54(a)     $1.90          $2.44        $(.51)            $-          $(.88)      $-
1997             14.80          .53         3.11           3.64         (.55)             -           (.75)       -
1996             13.28          .54         1.49           2.03         (.51)             -           -           -
1995             10.68          .53         2.65           3.18         (.58)             -           -           -
1994             12.00          .60        (1.44)          (.84)        (.35)             -           (.12)       (.01)
Putnam VT Vista Fund
1998            $12.32        $(.02)(a)    $2.42          $2.40         $-               $-          $-          $-
1997********     10.00         - (e)        2.32           2.32          - (e)            -           --          --
Putnam VT Voyager Fund
1998            $39.08        $.05(a)      $9.26          $9.31         $(.10)           $-          $(2.44)     $-
1997             32.53         .10          8.01           8.11          (.07)            -           (1.49)      -
1996             30.50         .09          3.75           3.84          (.13)            -           (1.68)      -
1995             22.20         .10          8.76           8.86          (.07)            -           (.49)       -
1994             22.41         .07           .14            .21          (.05)            -           (.37)       -

                                                          Total                                       Ratio of Net
                Investment                  Ratio of    Investment      From                          Net Asset
               Income (Loss) to
                Return of       Total       Value, End   Net Asset   End of Period    Average Net    Average Net      Portfolio
                 Capital     Distributions  of Period    Value(%)(c) (in thousands)   Assets(%)(d)   Assets(%)        Turnover(%)

Putnam VT Asia Pacific Growth Fund
1998             $(.01)         $(.39)        $8.33        (5.48)      $90,667         1.12           1.01             136.49
1997              -              (.22)         9.20       (14.66)      112,902         1.07            .70             102.92
1996              -              (.15)        11.01         9.10       130,548         1.23            .84             66.10
1995***           -              -            10.23         2.30*       25,045          .81(b)*        .72(b)*         67.72*
Putnam VT Diversified Income Fund
1998             $-             $(.69)       $10.49        (1.37)      $669,053         .78           7.94             186.80
1997              -              (.73)        11.31         7.38        608,148         .80           7.43             282.56
1996              -              (.67)        11.27         8.81        494,811         .83           7.45             235.53
1995              -              (.51)        11.03        19.13        303,721         .85           7.85             297.17
1994              -              (.06)         9.74        (4.23)       215,935         .80           7.60             165.17
Putnam VT The George Putnam Fund
 of Boston
1998******       $-             $(.09)        $10.28        3.69*      $113,202         .57(b)        1.84(b)*         99.85
Putnam VT Global Asset Allocation
 Fund
1998             $-             $(2.28)       $18.94       13.47       $1,020,354       .78           2.54             133.80
1997              -              (1.62)        18.76       19.67        956,532         .77           3.01             181.05
1996              -              (1.27)        17.25       15.62        747,734         .83           3.08             165.03
1995              -               (.25)        16.15       24.71        535,666         .84           3.31             150.88
1994              -               (.74)        13.19       (2.50)       414,223         .76           3.19             150.21
Putnam VT Global Growth Fund
1998             $-             $(3.12)       $20.28       29.71       $1,987,094       .72            .26             164.56
1997              -               (.85)        18.34       14.33        1,611,503       .75            .77             158.37
1996              -               (.82)        16.88       17.20        1,344,887       .76           1.25             79.18
1995              -               (.35)        15.18       15.67        831,593         .75           1.49             82.53
1994              -               (.07)        13.48        (.96)       669,821         .77           1.21             41.55
Putnam VT Growth and Income Fund
1998             $-             $(3.76)       $28.77       15.42       $9,948,386       .50           1.59             63.62
1997              -              (1.79)        28.32       24.15        8,337,334       .51           2.08             64.96
1996              -              (1.40)        24.56       21.92        5,679,100       .54           2.90             39.57
1995              -               (.81)        21.47       36.71        3,312,306       .57           3.34             50.87
1994              -               (.96)        16.44         .35        1,907,380       .62           3.64             46.43
Putnam VT Health Sciences Fund
1998******       $-(e)           $(.01)       $10.94        9.51*      $134,436         .61(b)         .14(b)*         39.68*
Putnam High Yield Fund
1998             $-              $(1.25)      $11.70       (5.86)      $1,032,892       .71           10.31            52.00
1997              -               (1.05)       13.62       14.34        1,025,298       .72           9.26             84.61
1996              -                (.91)       12.96       12.81        769,918         .76           9.57             62.72
1995              -               (1.05)       12.37       18.32        498,467         .79           9.42             69.78
1994              -                (.95)       11.46        (.94)       327,119         .74           9.79             62.09
Putnam VT International Growth
  Fund
1998            $(.01)             (.05)      $13.52       18.69       $317,602         1.07          .84              98.31
1997********     (.01)             (.18)       11.43       16.13        150,884         1.20(b)       .79(b)           75.18
Putnam VT International Growth
 and Income Fund
1998            $(.06)            $(.58)      $12.24       11.28       $305,047         .99           1.86             62.61
1997****          -                (.41)       11.53       19.43        206,598         1.12          1.11             53.20
Putnam VT International New
 Opportunities Fund
1998             $-               $(.02)      $11.49       15.58       $135,451         1.60(b)        .36(b)          157.72
1997****          -                (.03)        9.96        (.10)       107,000         1.60(b)        .09(b)          131.89
Putnam VT Investors Fund
1998******       $(.01)           $(.02)      $11.65       16.66*      $243,296         .57(b)*        .l9(b)*         42.97*
Putnam VT Money Market Fund
1998             $-               $(.0510)    $1.00         5.19       $595,158         .53            5.04            -
1997              -                (.0509)     1.00         5.22        405,577         .54            5.10            -
1996              -                (.0497)     1.00         5.08        437,132         .53            4.93            -
1995              -                (.0533)     1.00         5.46        263,213         .57            5.43            -
1994              -                (.0377)     1.00         3.82        244,064         .55            3.90            -
Putnam VT New Opportunities Fund
1998             $-               $(.32)     $26.06        24.38       $3,586,225       .61            (.16)           59.75
1997              -                 -         21.23        23.29        2,590,244       .63            (.01)           71.78
1996              -                 -         17.22        10.17        1,674,197       .72            (.13)           57.94
1995             (.01)             (.03)      15.63        44.87        515,109         .84            (.03)           30.87
1994******        -                 -         10.82         8.20*       68,592          .47(b)*        .03(b)*         32.77*
Putnam VT New Value Fund
1998             $-               $(.46)     $12.03         6.26       $255,754         .81            1.34            130.96
1997****          -                -          11.76        17.60       $195,391         .85            1.59            64.15
Putnam VT OTC & Emerging Growth
   Fund
1998****         $-(e)            $-         $10.09         $.94*      $28,059          .60(b)*        (.16)(b)*       59.93*
Putnam VT Research Fund
   Fund
1998*******      $-               $(.02)     $11.93         19.51*     $22,626          .22(b)*        .19(b)*         19.76*
Putnam VT U.S. Government and
 High Quality Bond Fund
1998             $-                (.75)     $13.73          8.25      $1,000,161       .67            6.13            233.04
1997              -                (.85)      13.42          8.64       789,540         .69            6.58            194.29
1996              -                (.82)      13.21          2.42       778,924         .69            6.48            142.49
1995              -                (.85)      13.74         20.44       747,024         .70            6.22            149.18
1994              -                (.88)      12.22         (3.23)      640,458         .67            6.24            118.34
Putnam VT Utilities
 Growth and Income Fund
1998            $-               $(1.39)     $18.19         14.92      $1,015,327       .72            3.19            24.77
1997             -                (1.30)      17.14         27.10       822,257         .74            3.63            42.46
1996             -                 (.51)      14.80         15.80       657,429         .73            4.22            61.94
1995             -                 (.58)      13.28         31.08       530,461         .68            4.72            60.33
1994             -                 (.48)      10.68         (7.02)      384,169         .68            5.23            84.88
Putnam Vista Fund
1998            $-                 $-        $14.72         19.48      $311,612         .77            (.12)           116.48
1998****         -(e)               -         12.32         23.21       170,660         .87            -               75.43
Putnam VT Voyager Fund
1998            $-                 $(2.54)   $45.85         24.36      $5,803,073       .58            .14             62.99
1997             -                  (1.56)    39.08         26.51       4,538,535       .59            .30             82.00
1996             -                  (1.81)    32.53         12.97       3,281,490       .63            .36             63.87
1995             -                   (.56)    30.50         40.67       2,000,232       .68            .49             57.51
1994             -                   (.42)    22.20          1.04       1,026,972       .71            .40             62.44

*    Not annualized.
**   For the period May 2, 1994 (commencement of operations) to
December 31, 1994.
***  For the period May 1, 1995 (commencement of operations) to
December 31, 1995.
**** For the period January 2, 1997 (commencement of operations) to December 31, 1997.
*****     For the period April 6, 1998 (commencement of operations) to
December 31, 1998.
******    For the period April 30, 1998 (commencement of operations) to
December 31, 1998.
*******   For the period September 30, 1998 (commencement of operations) to
December 31, 1998.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of Putnam VT Asia Pacific Growth Fund for the period ended 1995 reflect a reduction of approximately $0.03 per share, expenses of Putnam VT The George Putnam
Fund of Boston for the period ended 1998 reflect a reduction of approximately $0.03 per share, expenses of Putnam VT Health Sciences Fund for the period ended
1998 reflect a reduction of approximately $0.01 per share, expenses of Putnam VT International Growth Fund for the period ended 1997 reflect a reduction of approximately $0.01 per share, expenses of Putnam VT
International New Opportunities Fund for the period ended 1998 reflect a reduction of approximately $0.01 per share, expenses of Putnam VT Investors Fund for the period ended 1998 reflect a reduction of approximately $0.01 per share, expenses of Putnam VT
OTC & Emerging Markets Fund for the period ended 1998 reflect a reduction of approximately $0.06 per share and expenses of Putnam VT Research Fund for the period ended 1998 reflect a reduction of approximately $0.03 per share.
(c) Total investment return assumes dividend reinvestment.
(d) The ratio of expenses to average net assets for the periods ended on or after Decemer 31, 1995 includes amounts paid through expense offset and brokerage service arrangements. Prior period ratios exclude these amounts.
(e) Net investment income, distributions from net investment income and returns of capital were less than $0.01 per share.


For more information
about the funds of Putnam Variable Trust

The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the funds. The
SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the funds' shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year.
You may get free copies of these materials, request other information about the funds and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor or by calling Putnam toll-free at 1-800-225-1581.
You may review and copy information about the funds, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-800-
SEC-0330 for information about the operation of the public reference room. You may also access reports and other information about the fund on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference
Section of the Commission, Washington, D.C. 20549-
6009. You may need to refer to the fund's file number.

Putnam INVESTMENTS

     One Post Office Square
     Boston, Massachusetts 02109
     1-800-752-9894

     Address correspondence
     to Putnam Investor Services
     P.O. Box 989
     Boston, Massachusetts 02103


     www.putnaminv.com

     File No. 811-5346

Putnam Mutual Funds
     Corp. Member, NASD, Inc.

PUTNAM VARIABLE TRUST
PROSPECTUS Class IB Shares
APRIL 30, 1999


Putnam Variable Trust (the "Trust") offers shares of beneficial interest in separate investment portfolios
(collectively, the "funds") for purchase by separate accounts of various insurance companies. The funds, which have different investment objectives and policies, offered by this prospectus are:

Growth Funds

Putnam VT Asia Pacific Growth Fund
Putnam VT Global Growth Fund
Putnam VT Health Sciences Fund
Putnam VT International Growth Fund
Putnam VT International New Opportunities Fund
Putnam VT Investors Fund
Putnam VT New Opportunities Fund
Putnam VT OTC & Emerging Growth Fund
Putnam VT Research Fund
Putnam VT Vista Fund
Putnam VT Voyager Fund

Growth and Income Funds
Putnam VT The George Putnam Fund of Boston
Putnam VT Growth and Income Fund
Putnam VT International Growth and Income Fund
Putnam VT New Value Fund
Putnam VT Small Cap Value Fund
Putnam VT Utilities Growth and Income Fund

Income Funds

Putnam VT Diversified Income Fund
Putnam VT High Yield Fund
Putnam VT Income Fund

Asset Allocation Fund

Putnam VT Global Asset Allocation

Money Market Fund

Putnam VT Money Market Fund

This prospectus explains what you should know about the funds in Putnam Variable Trust, which are available for purchase by separate accounts of insurance companies.

Putnam Investment Management, Inc. (Putnam
Management), which has managed mutual funds since
1937, manages the funds. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passsed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

CONTENTS

Fund summaries (including Goal, Main investment strategies, Main risks and Performance information)
What are the funds main investment strategies and related risks? Who manages the funds?
How to buy and sell fund shares.
Distribution Plan
How do the funds price their shares?
Fund distributions and taxes
Financial highlights

Fund summaries
The following summaries identify each fund's goal, principal investment strategies and the main risks that could adversely affect the value of a fund's shares and the total return on your investment. Each summary also contains performance information that provides some indication of each fund's risks. The chart contained in each summary shows year-to-year changes in the performance of the fund's class IB shares which are based on class IA shares and adjusted to reflect payments under the class IB distribution plan. A table following each chart compares the fund's performance to that of broad measures of market performance. Of course, a fund's past performance is not necessarily an indication of future performance.
None of the performance information reflects the impact of insurance-related charges or expenses.
Please refer to the prospectus for your insurance contract for information about those charges and performance data reflecting those charges and expenses.

Class IB performance for the period prior to April 6, 1998 for Putnam VT Diversified Income Fund, Putnam VT
Growth and Income Fund and Putnam VT International
Growth and Income Fund, prior to April 30, 1998 for
Putnam VT Asia Pacific Growth Fund, Putnam VT Global
Asset Allocation Fund, Putnam VT Global Growth Fund,
Putnam VT High Yield Fund, Putnam VT International
Growth Fund,. Putnam VT Money Market Fund, Putnam VT
New Opportunities Fund, Putnam VT New Value Fund,
Putnam VT Utilities Growth and Income Fund, Putnam VT
Vista Fund and Putnam VT Voyager Fund

More detailed descriptions of the funds, including the risks associated with investing in the funds, can be found further back in this prospectus. Please be sure to read this additional information before you invest.
You can lose money by investing in any of the funds.
A fund may not achieve its goals, and none of the funds are intended as a complete investment program.
An investment in any fund is not a deposit of a bank and is not insured or guaranteed by the Federal
Deposit Insurance Corporation or any other government agency. Although Putnam VT Money Market Fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in that fund.

PUTNAM VT ASIA PACIFIC GROWTH FUND
Goal
The fund seeks capital appreciation.
Main investment strategies - ASIAN PACIFIC stocks
Under normal market conditions, the fund will seek to achieve its goal by investing mostly in common stocks issued by Asian or Pacific Basin companies. The fund may invest in both growth and value stocks. Growth stocks are issued by companies whose earnings Putnam
Management believes are likely to grow faster than the economy as a whole. Growth in earnings may lead to an increase in the price of the stock. Value stocks are those that Putnam Management believes are currently undervalued compared to their true worth. If Putnam
Management is correct and other investors recognize this discount, the price of the stock may rise. The fund invests mainly in medium and large-sized companies, although it can invest in companies of any size. Although the fund emphasizes investments in developed countries, it may also invest in companies located in emerging markets. MAIN RISKS
* The risk of investing mostly in one geographic region.
Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. The vulnerability of the fund to factors affecting Asian and Pacific Basin investments will be significantly greater than that of a more geographically diversified fund, which may result in greater losses and volatility.
* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments in foreign markets. These risks are increased when investing in emerging markets.
* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to appreciate as anticipated by Putnam
Management. Many factors can adversely affect a stock's performance. This risk is generally greater for small and medium-sized companies, which tend to be more vulnerable to adverse developments.
* The risk that movements in the securities markets will reduce the value of the fund's investments, regardless of how well the companies in which the fund invests perform.
PERFORMANCE INFORMATION
CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES
(Bar chart)
Plot Points
1995 2.20%
1996 8.94%
1997 -14.78%
1998 -5.53%

Year-to-date performance through 3/31/99 was 8.40%.
During the periods shown in the bar chart, the highest return for a quarter was 18.16% (quarter ending
12/31/98) and the lowest return for a quarter was -
15.86% (quarter ending 12/31/97).
Average annual total returns (for periods ending 12/31/98)

               Past 1 year     Since inception (5/1/95)
Class IB       -5.53%          -2.94%
MSCI Pacific
Index           2.44%          -9.28%

The fund's performance has benefitted from Putnam
Management's agreement to limit the fund's expenses through the period ended December 31, 1995. The fund's performance is compared to the Morgan Stanley
Capital International (MSCI) Pacific Index, an unmanaged index of Asian and Pacific Rim equity securities, with all values expressed in U.S. dollars.

PUTNAM VT DIVERSIFIED INCOME FUND
Goal
The fund seeks as high a level of current income as Putnam Management believes is consistent with preservation of capital.
Main investment strategies - MULTISECTOR fixed-income securities Under normal market conditions, the fund will invest mostly in bonds and other debt securities, and, to a lesser degree, preferred stocks. These investments are commonly known as fixedincome securities. The fund invests in the following three sectors of the fixed-income securities markets:

* U.S. Government and Investment Grade Sector:
consisting primarily of debt obligations of the U.S.
government, its agencies and instrumentalities,
* High Yield Sector: consisting of high-yielding, lower-rated, higher risk U.S. and foreign fixed-income securities ("junk bonds"), and
* International Sector: consisting of obligations of foreign governments, their agencies and instrumentalities denominated in foreign and U.S.
currencies, and other fixed-income securities denominated in foreign and U.S. currencies.
MAIN RISKS
* The risk that movements in the securities markets will reduce the value of the fund's investments. The value of the fund's debt investments are particularly likely to fall if interest rates rise. Interest rate risk is highest for investments with long maturities.
* The risk that the companies whose debt the fund purchases will fail to make timely payments of interest and principal. This credit risk is higher for corporate and emerging market government debt than for U.S. Government debt. Credit risk is especially high for debt of below investment-grade quality.
BECAUSE THE FUND INVESTS SUBSTANTIALLY IN JUNK BONDS
THIS RISK IS HEIGHTENED FOR THE FUND.  INVESTORS
SHOULD CAREFULLY CONSIDER THE RISKS ASSOCIATED WITH AN
INVESTMENT IN THE FUND.
* The risk that mortgages underlying the fund's investments in mortgage-backed securities (in the U.S.
and Investment Grade Sector) may be prepaid. This might force the fund to reinvest the proceeds from prepayments in investments offering a lower yield.
With respect to these investments, the fund therefore might not benefit from any increase in value as a result of declining interest rates. Similarly, rising interest rates may cause prepayments to fall. This would effectively extend the fund's maturity and increase its interest rate risk at times when that is least desirable-during periods of rising interest rates.
* The risk that Putnam Management's allocation of the fund's assets among the listed sectors may adversely affect the fund's performance.
* The risk of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments in foreign markets. These risks are increased when investing in emerging markets.
PERFORMANCE INFORMATION

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES
(Bar chart)
Plot Points
1994 -4.38%
1995 18.95%
1996 8.65%
1997 7.22%
1998 -1.60%

Year-to-date performance through 3/31/99 was 0.52%.
During the periods shown in the bar chart, the highest return for a quarter was 5.93% (quarter ending
6/30/95) and the lowest return for a quarter was -
4.94% (quarter ending 9/30/98).

Average annual total returns (for periods ending 12/31/98)

              Past 1 year    Past 5 years     Since inception (9/15/93)
Class IB      -1.6%          5.45%            5.58%
Lehman Brothers
Mortgage-backed
   Bond Index  6.97%         7.23%            7.06%
Salomon Brothers
   Non U.S. World
   Government Bond
   Index      17.79%         8.26%            7.89%
First Boston
High Yield
 Index         0.58%         8.16%            8.65%

The fund's performance is compared to the Lehman
Brothers Mortgagebacked Bond Index, an unmanaged index of U.S. government and mortgage-backed securities;
Salomon Brothers Non-U.S. World Government Bond Index, a market capitalization weighted benchmark that tracks the performance of government bond markets tracked by the Salomon Brothers World Government Bond Index, excluding the United States; and the First Boston High
Yield Index, an unmanaged index of lower-rated, higher-yielding U.S. corporate bonds.


PUTNAM VT THE GEORGE PUTNAM FUND OF BOSTON
Goal
The fund seeks to provide a balanced investment composed of a well diversified portfolio of stocks and bonds that will produce both capital growth and current income.
Main investment strategies - GROWTH AND INCOME
The fund may invest in almost any type of security or negotiable instrument, including cash or money market instruments. The fund's portfolio will include some securities selected primarily to provide for capital protection, others selected for dependable income and still others for growth in value.
* Stocks: The fund will not usually invest more than 75% of its assets in stocks and that portion of the value of convertible securities attributable to conversion rights, although it may occasionally do so. Most of the stocks bought by the fund are "value" stocks that Putnam Management believes are currently selling below their true worth.
If Putnam Management is correct and other investors recognize this discount, the price of the stock may rise. The fund mainly buys stocks of larger companies, although the fund may invest in companies of any size.
*    Bonds: The fund's debt investments:
-    may be issued by governments or private companies,
-    are mostly investment grade, and
- are generally intermediate- to long-term (with maturities of more than 3 years).
Main risks
* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to appreciate as anticipated by Putnam Management. Many factors can adversely affect a stock's performance.
This risk is greater for small and medium-sized companies, which tend to be more vulnerable to adverse developments.
* The risk that movements in the securities markets will reduce the value of the fund's investments, regardless of how well the companies in the fund's portfolio perform.
* The risk that the value of the fund's debt investments will fall if interest rates rise. Interest rate risk is highest for investments with long maturities.
* The risk that the companies whose debt the fund purchases will fail to make timely payments of interest and principal. This credit risk is higher for corporate debt than for U.S. Government debt. Credit risk is especially high for debt of below investmentgrade quality.
* The risk that Putnam Management's allocation of the fund's assets between stocks and bonds may adversely affect the fund's performance.
PERFORMANCE INFORMATION
Performance information will be available after the fund completes a full calendar year of operation.


PUTNAM VT GLOBAL ASSET ALLOCATION FUND
GOAL
The investment objective of Putnam VT Global Asset
Allocation Fund is to seek a high level of long-term total return consistent with preservation of capital.
MAIN INVESTMENT STRATEGY - STRATEGIC ASSET ALLOCATION
The fund invests in a wide variety of equity and fixed-income securities both of U.S. and foreign issuers.
The fund's portfolio may include securities in the following four investment categories, which in the judgment of Putnam Management represent large, well-differentiated classes of securities with distinctive investment characteristics:

* U.S. Equities: The objective of this sector is to seek both capital growth, and, to a lesser extent, current income. This sector will invest primarily in growth and value stocks of U.S. companies. Growth stocks are issued by companies whose earnings Putnam Management believes are likely to grow faster than the economy as a whole. Growth in earnings may lead to an increase in the price of the stock. Value stocks are those that Putnam Management believes are currently undervalued compared to their true worth. If Putnam
Management is correct and other investors recognize this discount, the price of the stock may rise.

* International Equities: The objective of this sector is to seek capital appreciation. This sector will invest primarily in growth and value stocks principally traded in foreign securities markets.

* U.S. Fixed-income: The objective of this sector is to seek high current income which in the judgement of Putnam Management does not involve undue risk to principal or income. This sector will invest primarily in fixed-income securities of U.S. companies or the U.S. government, its agencies or instrumentalities, mortgage-backed and asset-backed securities, convertible securities and preferred stock.

* International Fixed-income: The objective of this sector is to seek high current income. This sector will invest primarily in fixed-income securities denominated in foreign currencies of non
U.S. companies or foreign governmental issuers or supranatural agencies.

The amount of fund assets assigned to each investment category will be reevaluated by Putnam Management at least quarterly based on Putnam Management's assessment of the relative market opportunities and risks of each investment category taking into account various economic and market factors. The fund may from time to time invest in all or any one of the investment categories as Putnam Management may consider appropriate in response to changing market conditions. The fund expects that under normal market conditions it will invest a majority of its assets in equity securities. The fund can invest in companies of any size.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to appreciate as anticipated by Putnam
Management. Many factors can adversely affect a stock's performance. This risk is generally greater for small and medium-sized companies, which tend to be more vulnerable to adverse developments.
* The risk that movements in the securities markets will adversely affect the price of the fund's investments, regardless of how well the companies in which the fund invests perform.
* The risk that the value of a fund's fixed-income investments will fall if interest rates rise.
Interest rate risk is generally highest for investments with long maturities.
* The risk that the companies or governments whose fixedincome securities the fund buys will not make timely payments of interest and principal. This credit risk is higher for corporate fixed-income investments and foreign government fixed-income investments than it is for fixed-income investments of the U.S. government. This credit risk is higher still for fixed-income investments rated below investment grade in quality (commonly known as "junk bonds").
* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments in foreign markets. These risks are increased for investments in emerging markets.
* The risk that Putnam Management's allocation of the fund's assets among the listed sectors may adversely affect the fund's performance.
PERFORMANCE INFORMATION

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES
(Bar chart)
Plot points
1989 15.91%
1990 0.03%
1991 18.84%
1992 6.13%
1993 17.30%
1994 -2.64%
1995 24.92%
1996 15.45%
1997 19.49%
1998 13.53%

Year-to-date performance through 3/31/99 was 1.32%.
During the periods shown in the bar chart, the highest return for a quarter was 14.63% (quarter ending
12/31/98) and the lowest return for a quarter was -
10.30% (quarter ending 9/30/98).
Average annual total returns (for periods ending 12/31/98)

                  Past 1 year     Past 5 years     Past 10 years
Class IB          13.53%          13.68%           12.53%
MSCI World Index  29.34%          15.69%           10.66%

The fund's performance is also compared to the Morgan
Stanley Capital International (MSCI) World Index, an unmanaged index of global equity securities, with all values expressed in U.S. dollars.
PUTNAM VT GLOBAL GROWTH FUND
Goal
The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES - GROWTH STOCKS
The fund invests mainly in growth stocks, which are those issued by companies whose earnings Putnam
Management believes are likely to grow faster than the economy as a whole. Growth in earnings may lead to an increase in the price of the stock. Under normal market conditions, the fund generally diversifies its investments among a number of different countries by investing at least 65% of its total assets in at least three countries, one of which may be the United
States.

The fund invests mainly in medium and large-sized companies, although it can invest in companies of any size. Although the fund emphasizes investments in developed countries, it may also invest in companies located in developing (also known as emerging) markets.

MAIN RISKS
* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments in foreign markets. These risks are increased for investments in emerging markets.
* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to appreciate as anticipated by Putnam
Management. Many factors can adversely affect a stock's performance, including factors relating to a specific company or industry or general financial market conditions. This risk is generally greater for small and medium-sized companies, which tend to be more vulnerable to adverse developments.
* The risk that movements in the securities markets will reduce the value of the fund's investments, regardless of how well the companies in which the fund invests perform.
PERFORMANCE INFORMATION

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES
(Bar chart)
Plot points
1991 14.84%
1992 -0.51%
1993 32.20%
1994 -1.11%
1995 15.50%
1996 17.03%
1997 14.16%
1998 29.65%

Year-to-date performance through 3/31/99 was 2.92%.
During the periods shown in the bar chart, the highest return for a quarter was 22.32% (quarter ending
12/31/98) and the lowest return for a quarter was -
12.18% (quarter ending 9/30/95).
Average annual total returns (for periods ending 12/31/98)

                   Past 1 year    Past 5 years    Since inception (5/1/90)
Class IB           29.65%         14.62%          12.53%
MSCI World Index   29.34%         15.69%          12.60%

The fund's performance is compared to the Morgan
Stanley Capital International World Index, an unmanaged index of international equity securities with all values expressed in U.S. dollars.

PUTNAM VT GROWTH AND INCOME FUND
Goal
The fund seeks capital growth and current income.
Main investment strategies - value stocks
The fund invests primarily in value stocks, that offer the potential for capital growth, current income, or both. Value stocks are those that Putnam Management believes are currently undervalued compared to their true worth. If Putnam Management is correct and other investors recognize this discount, the price of the stock may rise. The fund invests mainly in large companies, although it can invest in companies of any size.
Main risks
* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to appreciate as anticipated by Putnam
Management, regardless of movements in the securities markets. Many factors can adversely affect a stock's performance.
* The risk that movements in the securities markets will reduce the value of the fund's investments, regardless of how well the companies in the fund's portfolio perform. PERFORMANCE INFORMATION

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES
(Bar chart)
Plot points
1989 21.12%
1990 1.81%
1991 18.87%
1992 9.59%
1993 14.09%
1994 0.20%
1995 36.51%
1996 21.73%
1997 23.96%
1998 15.29%

Year-to-date performance through 3/31/99 was 2.53%.
ring the periods shown in the bar chart, the highest return for a quarter was 16.59% (quarter ending
12/31/98) and the lowest return for a quarter was -
10.00% (quarter ending 9/30/98).
Average annual total returns (for periods ending 12/31/98)

                   Past 1 year      Past 5 years     Past 10 years
Class IB           15.29%           18.94%           15.87%
S&P 500 Index      28.58%           24.07%           19.21%

The fund's performance is compared to the Standard &
Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.

PUTNAM VT HEALTH SCIENCES FUND
Goal
The fund seeks capital appreciation.
Main investment strategies - growth stocks
The fund invests at least 80% of its assets (other than assets invested in U.S. government securities, short-term debt obligations and cash or money market instruments) in common stocks and other securities of companies in the health sciences industries, except when Putnam Management believes alternative strategies are appropriate to protect the fund against a market decline. The fund invests mainly in growth stocks, which are those issued by companies whose earnings
Putnam Management believes are likely to grow faster than the economy as a whole. Main risks
* The risk of investing in a single group of industries. Investments in the health sciences industries, even though representing interests in different companies in such industries, may be affected by common economic forces and other factors.
The vulnerability of the fund to factors affecting the health sciences industries will be significantly greater than that of a fund that invests in a broader range of industries which may result in greater losses and volatility.
* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to appreciate as anticipated by Putnam Management. Many factors can adversely affect a stock's performance, including factors related to a specific company or industry or general financial market conditions. This risk is greater for small and medium-sized companies, which tend to be more vulnerable to adverse developments.
* The risk that movements in the securities markets will reduce the value the price of the fund's investments, regardless of how well the companies in which the fund invests perform.
The fund is "non-diversified," which means that it may invest more of its assets in the securities of fewer companies than a "diversified" fund. The fund may therefore be more exposed to the risk of loss from a few issuers than a fund that invests more broadly.
PERFORMANCE INFORMATION

Performance information will be available after the fund completes a full calendar year of operation.

PUTNAM VT HIGH YIELD FUND
GOAL
The fund seeks high current income. Capital growth is a secondary objective when consistent with high current income.

MAIN INVESTMENT STRATEGIES - INCOME
Normally, the fund invests at least 80% of its assets in debt securities, convertible securities or preferred stocks that are consistent with the fund's primary objective of high current income. Typically the fund's investments are
*    corporate bonds and notes,
* below investment grade in quality ("junk bonds"), and
* intermediate- to long-term (with maturities of more than 3 years).
The fund seeks its secondary goal of capital growth mainly through investments that are expected to increase in value because of declining long-term interest rates or improvements in the credit quality of the issuing company. The fund often invests in companies with smaller capitalizations.
MAIN RISKS
* The risk that issuers of debt the fund holds will not make (or will be perceived as unlikely to make) timely payments of interest and principal. This credit risk is higher for corporate debt than for U.S. government debt. This risk is especially high for junk bonds.
BECAUSE THE FUND INVESTS MAINLY IN JUNK BONDS, THIS
RISK IS HEIGHTENED FOR THE FUND.  INVESTORS SHOULD
CAREFULLY CONSIDER THE RISKS ASSOCIATED WITH AN
INVESTMENT IN THE FUND.
* The risk that movements in the securities markets will reduce the value of the fund's investments.
*    The risk that the prices of the fund's
investments, particularly the fixed-income investments in which it mainly invests, will fall if interest rates rise.
This interest rate risk is highest for investments with long maturities.
* The risk that the price of one or more of the investments in the fund's portfolio will fall, or will fail to appreciate as expected by Putnam Management.
Many factors can adversely affect an investment's performance. This risk is greater for smaller companies, which tend to be more vulnerable to adverse developments.
PERFORMANCE INFORMATION

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES
(Bar Chart)

Plot Points
1989 -2.79%
1990 -10.11%
1991 44.01%
1992 18.80%
1993 19.39%
1994 -1.08%
1995 18.14%
1996 12.64%
1997 14.17%
1998 -5.90%

Year-to-date performance through 3/31/99 was 2.66%.
During the periods shown in the bar chart, the highest return for a quarter was 19.74% (quarter ending 3/31/91) and the lowest return for a quarter was -9.95% (quarter ending 9/30/98).
Average annual total returns (for periods ending 12/31/98)

                   Past 1 year    Past 5 years    Past 10 years
Class IB           -5.90%         7.18%           9.75%
First Boston High
   Yield Index      0.58%         8.16%          10.74%

The fund's performance is compared to the First Boston
High Yield Index, an unmanaged index of lower-rated, higher-yielding U.S. corporate bonds. The First
Boston High Yield Index includes over 180 issues with an average maturity range of 7 to 10 years.


PUTNAM VT INCOME FUND
Goal
The fund seeks current income consistent with preservation of capital.
Main investment strategies - Corporate and U.S.
government fixedincome securities
The fund will normally invest mostly in bonds and other debt securities, and, to a lesser degree, in preferred stocks. These investments are commonly known as fixed-income securities. The fund's investments are generally long- or intermediate-term
(with maturities of more than three years). The fund's investments in fixed-income securities generally include:

* corporate bonds and notes, including both investment grade and high-yielding, lower-rated, higher-risk securities "junk bonds," issued mainly by domestic companies, and
* U.S. government securities, including debt obligations issued by the U.S. government, its agencies and instrumentalities.
The fund generally invests significantly in mortgage-backed investments which represent participations in, or are secured by, mortgage loans. The fund's mortgage-backed investments may include collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities (strips). Some of these investments will not be guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities.
Main risks
* The risk that movements in the securities markets will reduce the value of the fund's investments.
* The risk that rising interest rates will cause the value of the fund's debt investments to fall.
Interest rate risk is generally highest for investments with long maturities and the fund expects that its investments will normally be weighted towards longer maturities.
* The risk that the issuers of the fund's investments or the mortgagor's who are repaying the mortgages underlying the fund's investments, will fail to make timely payments of interest and principal or will default. This credit risk is higher for corporate debt than for U.S. government debt and is higher still for debt of below investment-grade quality. BECAUSE
THE FUND INVESTS IN JUNK BONDS, THIS RISK IS
HEIGHTENED FOR THE FUND. INVESTORS SHOULD CAREFULLY
CONSIDER THE RISKS ASSOCIATED WITH AN INVESTMENT IN
THE FUND.
* The risk that mortgages underlying the fund's investments may be prepaid faster than expected during periods of falling interest rates. This might force the fund to reinvest the proceeds from prepayments in investments offering a lower yield. With respect to these investments, the fund therefore might not benefit from any increase in value as a result of declining interest rates. Similarly, rising interest rates may reduce the rate of prepayments. This would effectively extend the fund's maturity and increase its interest rate risk at times when that is least desirable - during periods of rising interest rates.
PERFORMANCE INFORMATION
Prior to April 9, 1999, the fund's policies required it to invest at least 25% of its assets in U.S.
government securities and limited the amount of assets invested in securities rated below A. Consequently, the information in the table does not reflect the fund's performance under its current investment policies or its current distribution policies.

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES
(Bar Chart)
Plot Points
1989 13.89%
1990 7.35%
1991 17.10%
1992 7.33%
1993 11.11%
1994 -3.43%
1995 20.26%
1996 2.26%
1997 8.48%
1998 8.20%

Year-to-date performance through 3/31/99 was -0.60%.
During the periods shown in the bar chart, the highest return for a quarter was 7.95% (quarter ending
6/30/89) and the lowest return for a quarter was -
3.20% (quarter ending 3/31/96).

Average annual total returns (for periods ending 12/31/98)

                    Past 1 year    Past 5 years    Since inception (2/1/88)
Class IB            8.20%          6.87%           9.06%
Lehman Brothers
Aggregate Bond
     Index          8.69%          7.27%           9.26%
Lehman Brothers
 Government/Corporate
   Bond Index       9.47%          7.31%           9.34%

The fund's performance is compared to the Lehman
Brothers Aggregate Bond Index, an unmanaged index of investment grade bonds. The fund's benchmark index, the Lehman Brothers Government/Corporate Bond Index, has been changed to the Lehman Brothers Aggregate
Bond Index because Putnam Management believes this index is a more appropriate index to compare the fund's performance under its new investment objective and policies. PUTNAM VT INTERNATIONAL
GROWTH FUND
Goal
The fund seeks capital appreciation.
Main investment strategies - Growth
Under normal conditions, the fund generally diversifies its investments among a number of different countries by investing at least 65% of its total assets in at least three countries other than the United States. The fund may invest in both growth and value stocks. Growth stocks are issued by companies whose earnings Putnam Management believes are likely to grow faster than the economy as a whole.
Value stocks are those that Putnam Management believes are currently undervalued compared to their true worth. If Putnam Management is correct and other investors recognize this discount, the price of the stock may rise. The fund invests mainly in medium and large-sized companies, although it can invest in companies of any size. Although the fund emphasizes investments in developed countries, it may also invest in companies located in emerging markets.
MAIN RISKS
* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments in international markets. The risks are increased when investing in emerging markets.
* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to appreciate as anticipated by Putnam Management, regardless of movements in foreign or U.S. securities markets. Many factors can adversely affect a stock's performance. This risk is greater for smaller companies, which tend to be more vulnerable to adverse developments.
*    The risk that movements in foreign or U.S.
securities markets will reduce the value of the fund's investments, regardless of how well the companies in the fund's portfolio perform.

PERFORMANCE INFORMATION

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES
(Bar chart)
Plot points
1998 18.69%
Year-to-date performance through 3/31/99 was 5.18%.
During the periods shown in the bar chart, the highest return for a quarter was 22.06% (quarter ending
12/31/98) and the lowest return for a quarter was -
18.92% (quarter ending 9/30/98).
Average annual total returns (for periods ending 12/31/98)

                  Past 1 year    Since inception (1/2/97)
Class IB          18.43%         17.30%
MSCI EAFE Index   20.00%         10.52%

The fund's performance has benefitted from Putnam
Management's agreement to limit the fund's expenses through December 31, 1998. The fund's performance is compared to the Morgan Stanley Capital International
(MSCI) EAFE Index an unmanaged index of equity securities from Europe, Australia, and the Far East, with all values expressed in U.S. dollars.

PUTNAM VT INTERNATIONAL GROWTH AND INCOME FUND
Goal
The fund seeks capital growth. Current income is a secondary objective.
Main investment strategies - GROWTH AND INCOME
The fund generally diversifies its investments among a number of different countries by investing at least
65% of its total assets in at least three countries other than the United States. The fund invests mainly in value stocks that Putnam Management believes are currently selling below their true worth. If Putnam
Management is correct and other investors recognize this discount, the price of the stock may rise. The fund invests mainly in medium and large-sized companies, although it can invest in companies of any size. The fund emphasizes investments in more developed countries, but may also invest in companies located in emerging markets.
Main risks
* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments in international markets. These risks are increased when investing in emerging markets.
* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to appreciate as anticipated by Putnam
Management. Many factors can adversely affect a stock's performance. This risk is greater for small and medium-sized companies, which tend to be more vulnerable to adverse developments.
* The risk that movements in the markets will reduce the value of the fund's investments, regardless of how well the companies in which the fund invests perform.

PERFORMANCE INFORMATION

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES
(Bar chart)

Plot points

1998      11.20

Year-to-date performance through 3/31/99 was 4.25%.
During the periods shown in the bar chart, the highest return for a quarter was 16.51% (quarter ending
12/31/98) and the lowest return for a quarter was -
17.32% (quarter ending 9/30/98).
Average annual total returns (for periods ending 12/31/98)

                   Past 1 year    Since inception (1/2/97)
Class IB           11.20%         15.22%
MSCI EAFE Index    20.00%         10.52%

The fund's performance has benefitted from Putnam
Management's agreement to limit the fund's expenses through December 31, 1998. The fund's performance is compared to the Morgan Stanley Capital International
(MSCI) EAFE Index, an unmanaged index of equity securities from Europe, Australia, and the Far East, with all values expressed in U.S. dollars.
PUTNAM VT INTERNATIONAL NEW OPPORTUNITIES FUND
GOAL
The fund seeks long-term capital appreciation.

MAIN INVESTMENT STRATEGIES - GROWTH STOCKS
Under normal market conditions, the fund generally invests at least 65% of its total assets in at least three countries other than the United States. The fund invests mainly in growth stocks, which are stocks issued by companies whose earnings Putnam Management believes are likely to grow faster than the economy as a whole.
The fund may invest in companies of any size. The fund may invest in both established and developing
(also known as emerging) markets.
MAIN RISKS
* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments in international markets. These risks are increased when investing in emerging markets.

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to appreciate as anticipated by Putnam
Management. Many factors can adversely affect a stock's performance including factors to a specific company or industry or to general financial market conditions. This risk is generally greater for small and medium-sized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in the securities markets will reduce the value of the fund's investments, regardless of how well the companies in the fund's portfolio perform.

PERFORMANCE INFORMATION

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES
(Bar chart)
Plot points
1998 15.42%
Year-to-date performance through 3/31/99 was 7.15%.
During the periods shown in the bar chart, the highest return for a quarter was 19.09% (quarter ending
12/31/98) and the lowest return for a quarter was -
16.61% (quarter ending 9/30/98).
Average annual total returns (for periods ending 12/31/98)

                    Past 1 year    Since inception (1/2/97)
Class IB            15.42%         7.32%
MSCI EAFE Index     20.00%        10.52%

The fund's performance has benefitted from Putnam
Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Morgan Stanley
Capital International (EAFE) Index, an unmanaged index of international equity securities from Europe, Australia and the Far East, with all values expressed in U.S. dollars. PUTNAM VT INVESTORS FUND
Goal
The fund seeks long-term growth of capital and any increased income that results from this growth.

MAIN INVESTMENT STRATEGIES - GROWTH
The fund is designed for investors seeking long-term growth of capital from a portfolio of quality common stocks.
Most of the stocks bought by the fund are "growth" stocks whose earnings Putnam Management believes are likely to grow faster than the economy as a whole.
The fund mainly buys stocks of larger companies, although the fund may invest in companies of any size.
MAIN RISKS
* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to appreciate as anticipated by Putnam
Management, regardless of movement in the securities markets. Many factors can adversely affect a stock's performance.
* The risk that movements in the securities markets will reduce the value of the fund's investments, regardless of how well the companies in the fund's portfolio perform.
PERFORMANCE INFORMATION

Performance information will be available after the fund completes a full calendar year of operation.

PUTNAM VT MONEY MARKET FUND
Goal
The fund seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity.

Main investment strategy - INCOME
The fund seeks to maintain a stable net asset asset value of $1.00 per share.
The fund's investments are primarily
*    high quality money market instruments, and
* short-term (with a dollar-weighted average portfolio maturity of 90 days or less).
Main risks
While money market funds are designed to be relatively low risk investments, they are not entirely free of risk. The main risks that could adversely affect the value of the fund's shares and the total return and yield on your investment include
* the risk that the value of your investment may be eroded over time by the effects of inflation, and
* the risk that, as a result of a deterioration in the credit quality of issuers whose securities the fund holds or an increase in interest rates, the fund may be unable to maintain a net asset value of $1.00 per share

PERFORMANCE INFORMATION

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES
(Bar chart)
Plot points
1989 8.71%
1990 7.81%
1991 5.76%
1992 3.42%
1993 2.64%
1994 3.67%
1995 5.30%
1996 4.93%
1997 5.06%
1998 5.12%

Year-to-date performance through 3/31/99 was 1.11%.
During the periods shown in the bar chart, the highest return for a quarter was 2.31% (quarter ending
6/30/89) and the lowest return for a quarter was 0.63%
(quarter ending 6/30/93).
Average annual total returns (for periods ending 12/31/98)

                  Past 1 year    Past 5 years    Past 10 years
Class IB          5.12%          4.82%           5.23%
Merrill Lynch 91-Day
 Treasury
Bill Index        5.23%          5.22%           5.69%
Lipper Money
Market Average    5.10%          4.90%           5.32%

The fund's performance is compared to the Merrill
Lynch 91-Day Treasury Bill Index, an unmanaged index that seeks to measure the performance of short-term
U.S. Treasury bills currently available in the marketplace. The Lipper Money Market Average is an arithmetic average of the total return of all money market mutual funds tracked by Lipper Analytical
Services.

PUTNAM VT NEW OPPORTUNITIES FUND
Goal
The fund seeks long-term capital appreciation.
Main investment strategies - GROWTH
The fund invests primarily in "growth" stocks which are stocks of companies whose earnings Putnam
Management believes are likely to grow faster than the economy as a whole. The fund may invest in companies of any size. The fund will generally invest in companies that Putnam Management identifies as offering the best prospects for long-term growth potential. Those sectors will change from time to time but the current sectors are identified later in this prospectus.
MAIN RISKS
* The risk of investing in a limited group of market sectors. Investments in the sectors identified by Putnam Management as having the potential for capital growth, even though representing interests in different companies in such industries, may be affected by common economic forces and other factors.
The vulnerability of the fund to factors affecting the sectors chosen will be significantly greater than that of a fund that invests in a broader range of industries which may result in greater losses and volatility.
* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to appreciate as anticipated by Putnam
Management, regardless of movement in the securities markets. Many factors can adversely affect a stock's performance.
* The risk that movements in the securities markets will reduce the value of the fund's investments, regardless of how well the companies in the fund's portfolio perform.

PERFORMANCE INFORMATION

CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES
(Bar chart)
Plot points
1995 44.65%
1996 10.01%
1997 23.10%
1998 24.22%

Year-to-date performance through 3/31/99 was 6.46%.
During the periods shown in the bar chart, the highest return for a quarter was 29.33% (quarter ending
12/31/98) and the lowest return for a quarter was -
18.85% (quarter ending 9/30/98).
Average annual total returns (for periods ending 12/31/98)

                   Past 1 year    Since inception (5/2/94)
Class IB           24.22%         23.04%
S&P 500 Index      28.58%         26.56%

The fund's performance has benefitted from Putnam
Management's agreement to limit the fund's expenses through the period ended 1994. The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.

PUTNAM VT NEW VALUE FUND
Goal
The fund seeks long-term capital appreciation.
Main investment strategies - VALUE STOCKS
Under normal market conditions, the fund invests in value stocks, which are common stocks that Putnam
Management believes are undervalued at the time of purchase and have the potential for long-term capital appreciation. If Putnam Management is correct and other investors recognize this discount, the price of the stock may rise. The fund may invest in companies of any size. MAIN RISKS
* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to appreciate as anticipated by Putnam
Management. Many factors can adversely affect a stock's performance. This risk is greater for small and medium-sized companies, which tend to be more vulnerable to adverse developments.
* The risk that movements in the securities markets will reduce the value of the fund's investments, regardless of how well the companies in the fund's portfolio perform.
PERFORMANCE INFORMATION

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES
(Bar chart)
Plot points
1998 6.11%
Average annual total returns (for periods ending 12/31/98)

                Past 1 year    Since inception (1/2/97)
Class IB        6.11%          11.66%
S&P 500 Index   28.58%         31.40%

The fund's performance has benefitted from Putnam
Management's agreement to limit the fund's expenses through 1998. The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.

PUTNAM VT OTC & EMERGING GROWTH FUND
Goal
The fund seeks capital appreciation.
Main investment strategies - growth stocks
Under normal market conditions, the fund generally invests at least 65% of its total assets in common stocks traded in the overthe-counter ("OTC") market or common stocks of "emerging growth" companies listed on securities exchanges. "Emerging growth" companies are companies that Putnam Management believes have a leading or proprietary position in a growing industry or are gaining market share in an established industry. These companies may range from startups or recently organized companies to mature companies with long, established operating histories. The fund mainly buys stocks of small to medium sized companies, although the fund may invest in companies of any size.
Most stocks bought by the fund are growth stocks whose earnings Putnam Management believes are likely to grow faster than the economy as a whole. MAIN RISKS
* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to appreciate as anticipated by Putnam
Management. Many factors can adversely affect a stock's performance. This risk is greater for small and medium-sized companies, which tend to be more vulnerable to adverse developments.
* The risk that movements in the securities markets will reduce the value of the fund's investments, regardless of how well the companies in the fund's portfolio perform.
PERFORMANCE INFORMATION

Performance information will be available after the fund completes a full calendar year of operation.
PUTNAM VT RESEARCH FUND
Goal
The fund seeks capital appreciation.
Main investment strategies - Growth stocks
Under normal market conditions, the fund will seek to achieve its goal by investing mostly in common stocks that Putnam Management's equity research analysts believe have the greatest potential for capital appreciation. The fund may invest in both growth and value stocks. Growth stocks are issued by companies whose earnings Putnam Management believes are likely to grow faster than the economy as a whole. Value stocks are those that Putnam Management believes are currently undervalued compared to their true worth.
If Putnam Management is correct and other investors recognize this discount, the price of the stock may rise. The fund invests mainly in large companies, although it can invest in companies of any size.
Although the fund emphasizes investments in developed countries, it may also invest in companies located in emerging markets.
MAIN RISKS
* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to appreciate as anticipated by Putnam
Management. Many factors can adversely affect a stock's performance. This risk is greater for small and medium-sized companies, which tend to be more vulnerable to adverse developments.
* The risk that movements in the securities markets will reduce the value of the fund's investments, regardless of how well the companies in the fund's portfolio perform.
PERFORMANCE INFORMATION
Performance information will be available after the fund completes a full calendar year of operation.
PUTNAM VT SMALL CAP VALUE FUND
Goal
The fund seeks capital appreciation.
Main investment strategies - VALUE STOCKS
The fund generally invests in common stocks of small companies. These are companies of a size similar to those of the Russell 2000 Index, a commonly used measure of small company performance. The fund will generally invest in value stocks, which stocks are those that Putnam Management believes are currently undervalued compared to their true worth. If Putnam
Management is correct and other investors recognize this discount, the price of the stock may rise.
MAIN RISKS
* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to appreciate as anticipated by Putnam Management. Many factors can adversely affect a stock's performance.
This risk is greater for small and medium-sized companies, which tend to be more vulnerable to adverse developments.
* The risk that movements in the securities markets will adversely affect the price of the fund's investments, regardless of how well the companies in the fund's portfolio perform. PERFORMANCE INFORMATION
Performance information will be available after the fund completes a full calendar year of operation.
PUTNAM VT UTILITIES GROWTH AND INCOME FUND

GOALS
The fund seeks capital growth and current income.

MAIN INVESTMENT STRATEGIES - VALUE STOCKS
Under normal market conditions, the fund will invest at least 65% of its total assets in equity and debt securities of companies in the public utilities industries. Most of the stocks bought by the fund are value stocks that Putnam Management believes are currently selling below their true worth. If Putnam
Management is correct and other investors recognize this discount, the price of the stock may rise. The fund mainly buys stocks of larger companies, although the fund may invest in companies of any size.

MAIN RISKS
* The risk of investing in a single group of industries.
Investments in the utilities industries, even though representing interests in different companies in such industries, may be affected by common economic forces and other factors. The vulnerability of the fund to factors affecting the utilities industries will be significantly greater than that of a fund that invests in a broader range of industries, which may result in greater losses and volatility.
* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to appreciate as anticipated by Putnam Management. Many factors can adversely affect a stock's performance, including factors related to a specific company or industry or general financial market conditions. This risk is greater for smaller companies, which tend to be more vulnerable to adverse developments.
* The risk that movements in the securities markets will reduce the value of the fund's investments, regardless of how well the companies in the fund's portfolio perform.
* The risk that the value of the fund's debt securities will fall if interest rates rise. Interest rate risk is highest for investments with long maturities.
* The risk that the companies whose debt securities the fund purchases will fail to make timely payments of interest and principal. This credit risk is higher for corporate debt securities than for U.S. Government debt securities. It is especially high for fixed-income investments of below investmentgrade quality.
* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, or unfavorable political or legal developments in foreign markets. These risks are increased when investing in emerging markets.
The fund is "non-diversified," which means that it may invest more of its assets in the securities of fewer companies than a "diversified" fund. The fund may therefore be more exposed to the risk of loss from a few issuers than a fund that invests more broadly.
PERFORMANCE INFORMATION

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES
(Bar chart)
Plot points
1993 13.25%
1994 -7.16%
1995 30.88%
1996 15.62%
1997 26.91%
1998 14.86%

Year-to-date performance through 3/31/99 was -7.81%.
During the periods shown in the bar chart, the highest return for a quarter was 12.28% (quarter ending
12/31/97) and the lowest return for a quarter was -
6.77% (quarter ending 3/31/94).
Average annual total returns (for periods ending 12/31/98)

                Past 1 year    Past 5 years    Since inception (5/4/92)
Class IB        14.86%         15.42%          14.61%
S&P 500 Index   28.58%         24.07%          20.45%

The fund's performance has benefitted from Putnam
Management's agreement to limit the fund's expenses through December 31, 1992. The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.
PUTNAM VT VISTA FUND

Goal
The fund seeks capital appreciation.

Main investment strategies - GROWTH STOCKS
The fund invests mainly in growth stocks. Growth stocks are common stocks that are issued by companies whose earnings Putnam Management believes are likely to grow faster than the economy as a whole. The fund mainly buys stocks of medium size companies, although the fund may invest in companies of any size.
MAIN RISKS
* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to appreciate as anticipated by Putnam
Management. Many factors can adversely affect a stock's performance. This risk is greater for small and medium-sized companies, which tend to be more vulnerable to adverse developments.
* The risk that movements in the securities markets will reduce the value of the fund's investments, regardless of how well the companies in the fund's portfolio perform.
PERFORMANCE INFORMATION

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES
(Bar chart)
Plot points
1998 19.50%
Year-to-date performance through 3/31/99 was 4.82%.
During the periods shown in the bar chart, the highest return for a quarter was 23.68% (quarter ending
12/31/98) and the lowest return for a quarter was -
17.29% (quarter ending 9/30/98).
Average annual total returns (for periods ending 12/31/98)

               Past 1 year    Since inception (1/2/97)
Class IB       19.50%         21.33%
S&P 500 Index  28.58%         31.40%

The fund's performance has benefitted from Putnam
Management's agreement to limit the fund's expenses through the period ended 1998. The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.
PUTNAM VT VOYAGER FUND
Goal
The fund seeks capital appreciation.
Main investment strategies - Growth  STOCKS
The fund invests mainly in growth stocks. Growth stocks are common stocks that are issued by companies whose earnings Putnam Management believes are likely to grow faster than the economy as a whole. The fund may invest in companies of any size.

Main Risks
* The risk that the prices of the stocks in the fund's portfolio will fall, or will fail to appreciate as anticipated by Putnam Management. Many factors can adversely affect a stock's performance. This risk is greater for small or medium-size companies, which tend to be more vulnerable to adverse developments.
* The risk that movements in the securities markets will reduce the value of the fund's investments, regardless of how well the companies in the fund's portfolio perform.
PERFORMANCE INFORMATION

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES
(Bar chart)
Plot points
1989 32.18%
1990 -2.18%
1991 45.87%
1992 10.19%
1993 18.92%
1994 0.89%
1995 40.46%
1996 12.80%
1997 26.33%
1998 24.19%

Year-to-date performance through 3/31/99 was 6.12%.
During the periods shown in the bar chart, the highest return for a quarter was 27.07% (quarter ending
12/31/98) and the lowest return for a quarter was -
17.39% (quarter ending 9/30/90).
Average annual total returns (for periods ending 12/31/98)

               Past 1 year     Past 5 years    Past 10 years
Class IB       24.19%          20.19%          19.98%
S&P 500 Index  28.58%          24.07%          19.21%

The fund's performance is compared to the Standard &
Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.

What are the funds' main investment strategies and related risks?

The funds (other than Putnam VT Global Asset
Allocation Fund) are generally managed in styles similar to other open-end investment companies which are managed by Putnam Management and whose shares are generally offered to the public. These other Putnam funds may, however, employ different investment practices and may invest in securities different from those in which their counterpart funds invest, and consequently will not have identical portfolios or experience identical investment results. Any investment carries with it some level of risk that generally reflects its potential for reward.

The first part of this section describes the investment strategies and related risks that are particular to each of the funds. The second part of this section (Common Investment Strategies and Risks) provides additional information on the investment strategies described in part one of the section. It discusses investment strategies and related risks that are common to a number of the funds. In addition, the "Fund Summaries" contain important information about the funds. Investors are urged to read the fund summary and both parts of the section that follows for complete information about the funds.

PUTNAM VT ASIA PACIFIC FUND
Under normal market conditions, the fund will seek to achieve its goal by investing mostly in common stocks issued by Asian or Pacific Basin companies. The fund may invest in both growth and value stocks. Putnam
Management will consider, among other things, a company's financial strength, competitive position in its industry and projected future earnings and dividends when deciding whether to buy or sell investments. The fund invests mainly in medium and large-sized companies but may invest in companies of any size. The fund invests in both developed and developing (also known as emerging) markets.
Geographic focus. The fund considers the following to be "Asian or Pacific Basin" companies
* companies organized under the laws of an Asian or a Pacific Basin country with a principal office in an Asian or a Pacific Basin country,
* companies that earn 50% or more of their total revenues from business in Asia or the Pacific Basin, or
*    companies whose common stock is traded
principally on a securities exchange in Asia or the Pacific Basin.
The fund anticipates that under normal market conditions it will invest 85% of its assets in Asian or Pacific Basin companies and at least 65% of its assets will be invested in securities of issuers that meet at least one of the first two criteria listed above.
Asian and Pacific Basin countries may include, for example, Australia, Hong Kong, India, Indonesia,
Japan, Korea, Malaysia, New Zealand, the People's
Republic of China, the Philippines, Singapore, Taiwan and Thailand.
Developments in Asian or Pacific Basin economies will generally have a greater effect on the fund than if it were more geographically diversified, which may result in greater losses and volatility.

PUTNAM VT DIVERSIFIED INCOME FUND

The fund pursues its goal by investing mainly in fixed-income securities in the three sectors described below in the amounts determined appropriate by Putnam
Management subject to the limitations described below.
Putnam Management expects that a substantial portion of the fund's assets will normally be invested in each of the sectors.
*    U.S. Government and Investment Grade Sector:
This sector includes
* U.S. government securities: U.S. Treasury bills, notes and bonds; and mortgage participation certificates guaranteed by the Government National Mortgage
Association ("Ginnie Mae"), Federal Housing
Administration debentures, Federal National Mortgage
Association ("Fannie Mae") bonds and Federal Home Loan
Bank debt, which are also known as mortgage-backed securities.
* Mortgage-backed securities that are privately issued which will be supported by the credit of any government agency or instrumentality.
* Other types of debt securities, such as debt securities of private issuers that are investment grade (rated
BBB or higher (or comparable unrated securities)) at the time of purchase.
Under normal market conditions, at least 65% of the assets allocated to the U.S. Government and Investment
Grade Sector will be invested in U.S. government securities and the fund will invest 20% of its net assets in U.S. government securities. Some of the U.S. government securities are supported by the full faith and credit of the United States, while others are supported only by the credit of a government entity.
*    High Yield Sector: Includes
*    high yielding, lower-rated, higher risk U.S.
and foreign corporate fixed-income securities, such as debt securities, convertible securities and preferred stock, rated at the time of purchase at least CCC (or its equivalent) by a nationally recognized securities rating agency, or if unrated determined by Putnam
Management to be of comparable quality.
*    International Sector:  Includes
* debt obligations issued or guaranteed by foreign, national, provincial, state, or other governments with taxing authority, or by their agencies or instrumentalities;
* debt obligations of supranational entities, such as international organizations designated or supported by government entities to promote economic reconstruction or development, international banking institutions and related government agencies; and
*    debt obligations and other fixed-income
securities of foreign corporate issuers and similar non-dollar denominated securities of U.S. corporate issuers.
Although the fund has the flexibility to invest in any country where Putnam Management sees potential for high income, it presently expects to invest the assets allocated to the International Sector primarily in the securities of companies in industrialized Western
European countries (including Scandinavian countries), and in Canada, Japan, Australia and New
Zealand. Putnam Management will consider, among other things, the risks and opportunities of each market sector and economic and market conditions when deciding the amount of the fund's assets to allocate to each of the three market sectors in which the fund invests.
The fund may invest substantially in debt investments rated, at the time of purchase, as low as CCC (or its equivalent) by a nationally recognized securities rating agency, and unrated investments that Putnam
Management determines are of comparable quality. In addition, the fund may invest up to 5% of its net assets in securities rated below CCC (or its equivalent) at the time of purchase and unrated securities of comparable quality.
The fund will not necessarily sell an investment if its rating is reduced.

PUTNAM VT THE GEORGE PUTNAM FUND OF BOSTON

The fund pursues its goals by investing mainly in common stocks and debt investments. Putnam Management will consider, among other things, a company's financial strength, competitive position in its industry and projected future earnings and dividends when deciding whether to buy or sell investments.
Under normal market conditions, the fund expects that most of its debt investments will be investment grade, which means that at the time of purchase they are rated at least BBB (or its equivalent) by a nationally recognized securities rating agency, or are unrated but determined by Putnam Management to be of comparable quality. The fund may buy debt investments rated, at the time of purchase, as low as B (or its equivalent) by a nationally recognized securities rating agency, and unrated investments that Putnam
Management determines are of comparable quality. The fund will not necessarily sell an investment if its rating is reduced. The fund may invest in companies of any size. The fund may invest without limit in securities of foreign issuers traded in U.S. markets.
The fund may also invest in securities of foreign issuers not actively traded in U.S. markets. The fund expects that its investments in such foreign securities not actively traded in U.S. markets will not normally represent more than 20% of its assets, although the fund's investments in such foreign securities may exceed this amount from time to time.

PUTNAM VT GLOBAL ASSET ALLOCATION FUND

The fund pursues its goals by investing in a wide variety of equity and fixed-income securities both of U.S. and foreign issuers. The portion of the fund's assets invested in each investment category will be managed as a separate investment portfolio in accordance with that category's particular investment objectives and policies, independently of the fund's overall objective. The fund may invest in small and relatively less wellknown companies. The following is a description of the investment objectives and policies of each investment category:

U.S. Equities. The objective of the U.S. Equities category is to seek both capital growth and, to a lesser extent, current income through equity securities. The fund may invest assets allocated to this sector in either growth stocks or value stocks.
International Equities. The objective of the International Equities category is to seek capital appreciation. Assets allocated to this category will be invested in securities principally traded in foreign securities markets. These securities will primarily be common stocks or securities convertible into common stocks. The fund may invest in either growth or value stocks.

U.S. Fixed Income. The objective of the U.S. Fixed-income category is to seek high current income through a portfolio of fixed-income securities that in the judgment of Putnam Management does not involve undue risk to principal or income. The fund may invest assets allocated to this sector in any fixed-income securities Putnam Management considers appropriate, including U.S. government securities, debt securities, mortgage-backed and assetbacked securities, convertible securities and preferred stocks of non-governmental issuers.

International Fixed Income. The investment objective of the International Fixed-income category is to seek high current income by investing principally in foreign currency denominated debt securities issued by foreign governmental or supranational entities. The fund may also invest assets allocated to this sector in debt securities of private issuers, convertible securities and preferred stocks principally traded in foreign securities markets.

The fund will not purchase fixed-income securities rated, at the time of purchase, below CCC (or its equivalent) by each nationally recognized securities rating agency rating such security or, if unrated, determined by Putnam Management to be of comparable quality, if, as a result, more than 5% of the fund's total assets would be invested in securities of that quality. In addition, the fund will not purchase fixed-income securities rated, at the time of purchase, below BBB by each rating agency rating such security, or, if unrated, determined to be of comparable quality by Putnam Management, if, as a result, more than 35% of the fund's total assets would be invested in securities of that quality. The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase.

PUTNAM VT GLOBAL GROWTH FUND

The fund pursues its goal by investing mainly in growth stocks issued by companies worldwide. Putnam
Management will consider, among other things, a company's financial strength, competitive position in its industry and projected future earnings and dividends when deciding whether to buy or sell investments. The fund may invest in companies of any size and in developing (also known as emerging) markets.

PUTNAM VT GROWTH AND INCOME FUND

The fund pursues its goal by investing mainly in value stocks. Putnam Management will consider, among other things, a company's financial strength, competitive position in its industry and projected future earnings and dividends when deciding whether to buy or sell investments. The fund may invest in companies of any size. The fund may invest without limit in securities of foreign issuers traded in the U.S. public markets.
The fund may also invest in securities of issuers not actively traded in U.S. markets. The fund expects that its investments in such foreign securities not actively traded in U.S. markets will generally not exceed 20% of the fund's total assets, although the fund's investments in such foreign securities may exceed this amount from time to time.

PUTNAM VT HEALTH SCIENCES FUND

The fund pursues its goal by investing mainly in companies in the health sciences industries. The fund may invest in companies of any size. The fund may invest in companies of any size. The fund may invest without limit in securities of foreign issuers traded in U.S. public markets. While the fund may also invest in securities of foreign issuers that are not traded in U.S. public markets, it does not expect that such investments will normally represent more than 30% of its assets, although they may occasionally exceed this amount.
Industry focus. The fund invests in a wide variety of companies in the health sciences industries, including companies in the pharmaceutical, health care services, applied research and development, and medical equipment and supplies businesses. The fund considers a company to be principally engaged in the health sciences industries if at the time of investment
Putnam Management determines that at least 50% of the company's assets, revenues or profits are derived from these industries.
* Under normal market conditions, the fund will invest at least 65% of its assets in securities of issuers meeting at least one of these 50% tests.
* Putnam Management may also consider a company with the potential for growth as a result of particular products, technology, patents or other market advantages in the health science industries to be in the health sciences industries. The fund does not anticipate that companies in this category will represent more than 15% of the fund's investments in the health sciences industries.
* The fund invests primarily in a single group of industries and is therefore more concentrated and less diversified than funds not primarily investing in a single group of industries. Therefore, events that affect the health sciences industries more significantly than the market as a whole will have a greater effect on the fund than a fund that is more widely diversified among a number of unrelated industries. Because the fund's investments are concentrated in the health sciences industries, many products and services are subject to risk of rapid obsolescence caused by technological and scientific advances. In addition, the health sciences industries are generally subject to greater government regulation than many other industries. Changes in governmental policies may have a material effect on the demand for or costs of certain products and services. Regulatory approvals are generally required before new drugs and medical devices or procedures may be introduced and before the acquisition of additional facilities and equipment by health care providers. Changes in governmental payment systems and the increased use of managed care arrangements may also affect the revenues and expenses of health care service providers.

PUTNAM VT HIGH YIELD FUND

The fund pursues its goals by investing mainly in corporate bonds and notes, and to a lesser degree, in preferred stocks. These investments are commonly known as fixed-income investments. The fund may invest in companies of any size. The fund may invest in securities of issuers not actively traded in U.S.
markets. The fund expects that its investments in such foreign securities not actively traded in U.S.
markets will generally not exceed 20% of the fund's total assets, although the fund's investments in such foreign securities may exceed this amount from time to time.
The fund's investments are mainly below investment grade in credit quality. The fund may buy investments rated, at the time of purchase, at least CCC (or its equivalent) by a nationally recognized securities rating agency, and unrated investments that Putnam
Management determines are of comparable quality. The fund will not necessarily sell an investment if its rating is reduced. The fund may also invest up to 15% of its total assets in securities rated below CCC (or its equivalent) by each rating agency rating such security, including securities in the lowest ratings categories, and unrated investments that Putnam
Management determines are of comparable quality.

PUTNAM VT INCOME FUND
The fund pursues its goal by investing mainly in fixed-income securities. Putnam Management will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments. The fund mainly invests in:
Corporate obligations.  These investments include
* investment grade and high-yielding, lower-rated, higher-risk fixed-income securities mainly issued by domestic companies, and rated at the time of purchase at least B (or its equivalent) by a nationally recognized securities rating agency, or if unrated, determined by Putnam Management to be of comparable quality.
* mortgage-backed investments (including CMOs and strips) of private issuers.
U.S. government and agency investments. These investments include * U.S. Treasury bills, notes and bonds.
* Obligations backed by the U.S. Treasury. These include obligations issued or guaranteed by certain agencies and instrumentalities of the U.S. government that are backed by the full faith and credit of the U.S. government, such as mortgage participation certificates guaranteed by the Government National
Mortgage Association (GNMA, commonly known as "Ginnie
Mae") and Federal Housing Administration debentures.
* Obligations backed by a federal agency or government-sponsored entity. These include obligations issued or guaranteed by certain agencies and government-sponsored entities that are supported only by the credit of such agency or entity, such as Federal
National Mortgage Association (FNMA, commonly known as
"Fannie Mae") bonds and Federal Home Loan Bank debt.
The fund's mortgage-backed investments may also include CMOs and strips issued or guaranteed by the U.S. government, its agencies or instrumentalities.
The yields available from U.S. government securities are generally lower than the yields available from comparable corporate debt securities.
The fund may invest substantially in debt investments rated, at the time of purchase, no lower than B (or its equivalent) by a nationally recognized securities rating agency, and unrated investments that Putnam
Management determines are of comparable quality. The fund will not necessarily sell an investment if its rating is reduced. A reduction in an investment's rating will generally cause its value to decline.
The fund may invest in U.S. dollar denominated fixed-income securities of foreign issuer's, including
Yankee bonds, but the fund will not invest in fixed-income securities denominated in foreign currencies.

PUTNAM VT INTERNATIONAL GROWTH FUND

The fund pursues its goal by investing mainly in growth and value stocks issued by companies outside the United States. Putnam Management will consider, among other things, a company's financial strength, competitive position in its industry and projected future earnings and dividends when deciding whether to buy or sell investments. The fund may invest in companies of any size.

PUTNAM VT INTERNATIONAL GROWTH AND INCOME FUND

The fund pursues its goals by investing mainly in common stocks. Putnam Management will consider, among other things, a company's financial strength, competitive position in its industry and projected future earnings and dividends when deciding whether to buy or sell investments. The fund may invest in companies of any size. The fund generally invests in value stocks.

PUTNAM VT INTERNATIONAL NEW OPPORTUNITIES FUND
The fund pursues its goal by investing mainly in growth companies outside the United States that Putnam
Management believes have above-average growth prospects due to the fundamental growth of their market sector. Putnam Management will consider, among other things, a company's financial strength, competitive position in its industry and projected future earnings and dividends when deciding whether to buy or sell investments. The fund may invest in companies of any size and in both developed and emerging markets.
PUTNAM VT INVESTORS FUND
The fund pursues its goal by investing mainly in common stocks. The fund may invest in companies of any size. Putnam Management gives more consideration to growth potential than to dividend income. Putnam
Management believes that evaluating a company's probable future earnings, dividends, financial strength, working assets and competitive position will prove more profitable in the long run than simply seeking current dividend income. The fund may invest without limit in securities of foreign issuers traded in U.S. public markets. The fund may also invest in securities of issuers not actively traded in U.S.
markets. The fund expects that its investments in such foreign securities not actively traded in U.S.
markets will generally not exceed 20% of the fund's total assets, although the fund's investments in such foreign securities may exceed this amount from time to time.
PUTNAM VT MONEY MARKET FUND

The fund pursues its goal by investing in high quality, short term money market investments, such as commercial paper, U.S. government debt and repurchase agreements, corporate obligations and certificates of deposit and bankers acceptances issued by banks with deposits in excess of $2 billion (or the foreign currency equivalent) at the close of the last calendar year. If the Trustees change this minimum deposit requirement, shareholders would be notified. The fund may invest without limit in money market instruments of foreign issuers that are denominated in U.S.
dollars and bank certificates of deposit and bankers' acceptances payable in U.S. dollars by foreign banks or foreign branches of U.S. banks.
Credit quality. The fund buys only high quality investments that Putnam Management believes present minimal credit risk at the time of purchase. High quality investments are
* rated in one of the two highest categories by at least two nationally recognized rating services, or
* rated by one rating service in one of its service's two highest categories (if only one rating service has provided a rating) or * unrated investments that Putnam Management determines are of equivalent quality
 To maintain liquidity and preserve capital, the fund may decide not to buy investments that pay the highest available yields at any particular time.
     Thus, debt of issuers with good credit prospects usually offers lower yields than that of issuers with less secure credit prospects. Higher-rated investments generally offer lower credit risk, but not necessarily lower interest rate risk. The value of a higher-rated investment can still fluctuate in response to changes in interest rates.
Concentration of investments. The fund may invest without limit in money market investments from the banking, personal credit and business credit industries when Putnam Management believes the yield and marketability of those investments justify any additional risks that may arise from a concentration of investments in those industries. The fund will invest over 25% of its assets in money market investments from the personal credit or business credit industries only when Putnam Management determines that the yields on those investments exceed the yields that are available from eligible investments of issuers in other industries.
The value of the fund's shares may be more vulnerable than the values of shares of money market funds that invest in issuers in a greater number of industries.
To the extent that the fund invests significantly in a particular industry, it runs an increased risk of loss if economic or other developments that affect that industry cause the prices of related money market investments to fall.
Letters of credit & other credit enhancements. The fund may buy investments backed by credit enhancements such as letters of credit, which are designed to give additional protection to investors. For example, if an issuer of a note does not have the credit rating usually required by the fund, another company may use its higher credit rating to back up the credit of the issuer of the note by selling the issuer a letter of credit. The main risk in investments backed by a letter of credit is that the company issuing the letter of credit will not be able, or will be thought to be unlikely to be able, to fulfill its obligations to the fund.
Short-term maturity. The fund invests in short-term money market instruments. The dollar-weighted average portfolio maturity will not exceed 90 days and the fund may not hold a security with a remaining maturity of more than 397 days. Although these policies tend to reduce risk (see "interest rates" below), short-term investments generally have lower yields than longer-term investments.
Insurance. The fund has bought liability insurance that insures it against a decrease in the value of its investments arising from the issuer's default or bankruptcy. The insurance covers most of the fund's investments, other than U.S. government securities.
Although the insurance may provide the fund with some protection against certain credit risks, it does not guarantee or insure that the fund will be able to maintain a stable net asset value of $1.00 per share.
The maximum total coverage for the fund is $30 million, with a deductible for each loss of $1 million or 0.30% of the fund's net assets, whichever is less.
The $30 million maximum coverage is shared with four other Putnam money market funds. Recovery under the insurance is subject to certain conditions, including the condition that the other Putnam money market funds have not previously exhausted the insurance coverage, and the insurance might not be renewed when it expires.

PUTNAM VT NEW OPPORTUNITIES FUND

The fund pursues its goal by investing mainly in growth stocks. Putnam Management will consider, among other things, a company's financial strength, competitive position in its industry (and within the economy as a whole) and projected future earnings and dividends when deciding whether to buy or sell investments and it will also consider the relative strength and growth prospects of market sectors as compared to the economy as a whole. The fund may invest without limit in securities of foreign issuers traded in U.S. public markets. The fund may also invest in securities of issuers not actively traded in U.S. markets. The fund expects that its investments in such foreign securities not actively traded in U.S.
markets will generally not exceed 20% of the fund's total assets, although the fund's investments in such foreign securities may exceed this amount from time to time.

The sectors of the economy which offer above-average growth potential will change over time. At present, Putnam Management has identified the following sectors of the economy, and examples of industries within these sectors, as having an above-average growth potential over the next three to five years:
*    Personal Communications - long-distance
telephone, competitive local exchange carriers, cellular telephone, paging, personal communication networks;

* Media/Entertainment - cable television system operators, cable television network programmers, film entertainment providers, theme park operators, radio and television stations, billboard advertisers;

* Medical Technology/Cost-Containment - home and outpatient care, medical device companies, pharmaceuticals and biotechnology, health care information services, physician practice management, managed care providers;

* Industrial and Environmental Services - solid waste disposal, remediation services, oil services, independent power producers;

* Applied/Advanced Technology - database software, application software, entertainment software, networking and communications equipment, computer systems integrators, information services, semiconductors, manufacturing technology;

* Personal Financial Services - stock brokerage companies, specialty insurance companies, credit card issuers, and other consumer-oriented financial services companies;

*    Value-oriented Consuming - retailers,
restaurants, hotel chains, casino operators, travel companies, consumer franchise companies and other consumer product or service companies able to provide quality products or services at lower prices or offering greater perceived value than competitors; and

* Business Services - staffing and temporary help companies, electronic commerce services, education and training services.

Subject to the fund's investment restrictions, the fund may invest up to one-half of its assets in any one particular sector. In addition, the fund may also invest a portion of its assets in securities of companies that, although not in any of the sectors described above, Putnam Management expects to experience above average growth.

PUTNAM VT NEW VALUE FUND

The fund pursues its goal by investing mainly in common stocks. The fund generally invests in value stocks. Putnam Management will consider, among other things, a company's financial strength, competitive position in its industry and projected future earnings and dividends, and the securities long-term potential for capital appreciation when deciding whether to buy or sell investments. Because Putnam Management evaluates securities for the fund based on their long-term potential for capital appreciation, the fund's investments may not appreciate over the shorter term, and as a result the fund's total return over certain periods may be less than that of other equity mutual funds. The fund may invest in companies of any size.
The fund may invest without limit in securities of foreign issuers traded in U.S. public markets. The fund may also invest in securities of issuers not actively traded in U.S. markets. The fund expects that its investments in such foreign securities not actively traded in U.S. markets will generally not exceed 20% of the fund's total assets, although the fund's investments in such foreign securities may exceed this amount from time to time.

PUTNAM VT OTC & EMERGING GROWTH FUND

The fund pursues its goal by investing mainly in common stocks of small to medium-sized companies. The fund generally invests in growth stocks. Putnam
Management will consider, among other things, a company's financial strength, competitive position in its industry and projected future earnings and dividends when deciding whether to buy or sell investments. The fund may invest in companies of any size. The fund may invest without limit in securities of foreign issuers traded in U.S. public markets. The fund may also invest in securities of issuers not actively traded in U.S. public markets. The fund expects that its investments in such foreign securities not actively traded in U.S. markets will generally not exceed 20% of the fund's total assets, although the fund's investments in such foreign securities may exceed this amount from time to time.

PUTNAM VT RESEARCH FUND

The fund pursues its goal by investing mainly in common stocks recommended by Putnam Management's equity research analysts as having the greatest potential for capital appreciation. Because Putnam
Management's style for the fund emphasizes fundamental analysis, Putnam Management, when selecting securities for the fund, will focus primarily on individual securities rather than sector or industry weightings.
Notwithstanding this focus on individual securities, Putnam Management currently expects that the fund's portfolio will invest in securities representing most
(and at times possibly all) of the sectors included in the Standard & Poor's 500 Composite Stock Price Index
(the "S&P 500"), although the fund is not an index fund and its portfolio is not intended to replicate the index. In selecting investments, Putnam
Management will consider a company's projected future earnings potential, competitive position in industry, relative valuation vs. industry peers and financial strength. Putnam Management seeks to construct a portfolio of securities that manages the level and magnitude of risk assumed by the fund. The fund may sell securities in the portfolio when Putnam
Management believes that the conditions underlying the decision to purchase the security have changed. The fund may invest in companies of any size. The fund may invest without limit in securities of foreign issuers traded in U.S. public markets. The fund may also invest in securities of issuers not actively traded in U.S. markets. The fund expects that its investments in such foreign securities not actively traded in U.S. markets will generally not exceed 20% of the fund's total assets, although the fund's investments in such foreign securities may exceed this amount from time to time.

PUTNAM VT SMALL CAP VALUE FUND

The fund pursues its goal by investing mainly in value stocks of smaller issuers. Putnam Management will consider, among other things, a company's financial strength, competitive position in its industry and projected future earnings and dividends, and the securities long-term potential for capital appreciation when deciding whether to buy or sell investments. Because Putnam Management evaluates securities for the fund based on their longterm potential for capital appreciation, the fund's investments may not appreciate over the shorter term, and as a result the fund's total return over certain periods may be less than that of other equity mutual funds. The fund may invest without limit in securities of foreign issuers traded in U.S. public markets. The fund may also invest in securities of issuers not actively traded in U.S. markets. The fund expects that its investments in such foreign securities not actively traded in U.S. markets will generally not exceed 20% of the fund's total assets, although the fund's investments in such foreign securities may exceed this amount from time to time.

PUTNAM VT UTILITIES GROWTH AND INCOME FUND

The fund pursues its goals by investing mainly in equity and debt securities of companies in the utilities industries. Putnam Management will consider, among other things, a company's financial strength, competitive position in its industry and projected future earnings and dividends when deciding whether to buy or sell investments. The fund may invest in companies of any size. The fund may invest without limit in securities of foreign issuers traded in U.S. public markets. The fund may also invest in securities of issuers not actively traded in U.S.
markets. The fund expects that its investments in such foreign securities not actively traded in U.S.
markets will generally not exceed 25% of the fund's total assets, although the fund's investments in such foreign securities may exceed this amount from time to time. The fund may invest up to 20% of its total assets in fixed-income securities that are rated below
BBB (or its equivalent) by a nationally recognized securities rating agency, or, if unrated, are determined by Putnam Management to be of comparable quality. Up to 25% of the fund's assets may be invested in foreign markets.

Industry Focus. The public utilities industries include companies engaged in the manufacture, production, generation, transmission, sale or distribution of electric or gas energy or other types of energy, water supply companies and companies engaged in telecommunications, including telephone, telegraph, satellite, microwave and other communications media (but not companies engaged in public broadcasting or cable television). The fund considers a company to be in the public utilities industries if at the time of investment Putnam
Management determines that at least 50% of the company's assets, revenues or profits are derived from these industries.
Under normal market conditions, the fund will invest at least 65% of its assets in securities of issuers meeting at least one of these 50% tests.
The fund invests primarily in a single group of industries and is therefore more concentrated and less diversified than funds not primarily investing in a single group of industries. Therefore, events that affect the public utilities industries more significantly than the market as a whole will have a greater effect on the fund than a fund that is more widely diversified among a number of different industries. For example, many utility companies, especially electric, gas and other energy-related utility companies, have historically been subject to risks of increase in fuel and other operating costs, changes in interest rates on borrowings for capital improvement programs, changes in applicable laws and regulations, changes in technology which may render existing plants, equipment or products obsolete, the effects of energy conservation and operating constraints, and increased costs and delays associated with compliance with environmental regulations. In particular, regulatory changes with respect to nuclear and conventionally-fueled power generating facilities could increase costs or impair the ability of utility companies to operate such facilities or obtain adequate return on invested capital. Generally, prices charged by utilities are regulated to protect the public and also to ensure that utility companies attract funds in order to grow and continue to provide appropriate services. These pricing policies may not continue.

In recent years, regulatory changes in the United
States have increasingly allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the utilities industries. Deregulation and the emergence of new entrants have caused non-regulated providers of utility services to become a significant part of the utilities industries. Putnam Management believes that these trends will result in certain utility companies being able to earn more than their traditional regulated rates, while others may be forced to defend their core business from increased competition and may be less profitable. Although Putnam Management seeks to take advantage of favorable investment opportunities that may arise from these trends, the fund may not benefit from any such changes.

PUTNAM VT VISTA FUND

The fund pursues its goal by investing mainly in growth stocks that Putnam Management believes have above-average potential for capital appreciation. In selecting investments, Putnam Management will consider projected future earnings potential, competitive position in industry, relative valuation vs. industry peers and financial strength. The fund may invest in companies of any size but currently invests principally in securities of medium-sized companies.
The fund may invest without limit in securities of foreign issuers traded in U.S. public markets. The fund may also invest in securities of issuers not actively traded in U.S. markets. The fund expects that its investments in such foreign securities not actively traded in U.S. markets will generally not exceed 20% of the fund's total assets, although the fund's investments in such foreign securities may exceed this amount from time to time.

PUTNAM VT VOYAGER FUND

The fund pursues its goal by investing mainly in growth stocks. Putnam Management will consider, among other things, a company's financial strength, competitive position in its industry and projected future earnings and dividends when deciding whether to buy or sell investments. The fund may invest in companies of any size. The fund may invest without limit in securities of foreign issuers traded in U.S.
public markets. The fund may also invest in securities of issuers not actively traded in U.S.
markets. The fund expects that its investments in such foreign securities not actively traded in U.S.
markets will generally not exceed 20% of the fund's total assets, although the fund's investments in such foreign securities may exceed this amount from time to time.

COMMON INVESTMENT STRATEGIES AND RELATED RISKS

Common stocks.  Common stocks represent an ownership
interest in a company.  The value of a company's stock
may fall as a result of factors directly relating to
that company, such as decisions made by its management
or lower demand for the company's products or
services.  A stock's value may also fall because of
factors affecting multiple companies in a number of
different industries, such as increases in production
costs.  The value of a company's stock may also be
affected by changes in financial market conditions
that are relatively unrelated to the company or its
industry, such as changes in interest rates or
currency exchange rates.  In addition, a company's
stock generally pays dividends only after the company
makes required payments to holders of its bonds and
other debt.  For this reason, the value of the stock
will usually react more strongly than the bonds and
other debt to actual or perceived changes in the
company's financial condition or prospects.
Growth stocks.       Certain funds may invest in
growth stocks. Growths stocks are stocks of companies
Putnam Management believes have earnings that are
likely to grow faster than the economy as a
whole.  These growth stocks typically trade at higher
multiples of current earnings than other stocks.
Therefore, the values of growth stocks may be more
sensitive to changes in current or expected earnings
than the values of other stocks.  If  Putnam
Management's assessment of the prospects for the
company's earnings growth is wrong, or if its judgment
about how other investors will value the company's
earnings growth is wrong, then the price of the
company's stock may fall or not approach the value
that Putnam Management has placed on it.
Value stocks.  Certain funds may also invest in
companies that are not expected to experience
significant earnings growth, but whose stock Putnam
Management believes is undervalued compared to its
true worth.  These companies may have experienced
adverse business developments or may be subject to
special risks that have caused their stocks to be out
of favor.  If Putnam Management's assessment of a
company's prospects is wrong, or if other investors do
not eventually recognize the value of the company,
then price of the company's stock may fall or may not
approach the value that Putnam Management has placed
on it.
Smaller companies.  Certain funds can invest in small
and mediumsized companies, including companies with
market capitalizations of less than $500 million.
These companies are more likely than larger companies
to have limited product lines, markets or financial
resources, or to depend on a small, inexperienced
management group.  Stocks of these companies may trade
less frequently and in limited volume, and their
prices may fluctuate more than stocks of other
companies.  Stocks of these companies may therefore be
more vulnerable to adverse developments than those of
larger companies.
Foreign investments.  Each of the funds may invest in
securities of foreign issuers.  Foreign investments
involve certain special risks, including
* Unfavorable changes in currency exchange rates:
Foreign investments are normally issued and traded in
foreign currencies. As a result, their values may be
affected by changes in the exchange rates between
particular foreign currencies and the U.S. dollar.
* Political and economic developments: Foreign
investments may be subject to the risks of seizure by
a foreign government, imposition of restrictions on
the exchange or transport of foreign currency, and tax
increases.
* Unreliable or untimely information: There may be
less information publicly available about a foreign
company than about most U.S. companies, and foreign
companies are usually not subject to accounting,
auditing and financial reporting standards and
practices comparable to those in the United States.
* Limited legal recourse: Legal remedies for investors
such as the fund may be more limited than those
available in the United States.
* Limited markets: Certain foreign investments may be
less liquid (harder to buy and sell) and more volatile
than domestic investments, which means the fund may at
times be unable to sell these foreign investments at
desirable prices.  For the same reason, the fund may
at times find it difficult to value its foreign
investments.
* Trading practices: Brokerage commissions and other
fees are generally higher for foreign investments than
for domestic investments.  The procedures and rules
for settling foreign transactions may also involve
delays in payment, delivery or recovery of money or
investments.
* Lower yield: Common stocks of foreign companies have
historically offered lower dividends than comparable
U.S. companies.  Foreign withholding taxes may further
reduce the amount of income available to distribute to
shareholders of the fund.  The fund's yield is
therefore expected to be lower than yields of most
funds that invest mainly in common stocks of U.S.
companies.
* Emerging markets.  The risks of foreign investments
are typically increased in less developed and
developing countries, which are sometimes referred to
as emerging markets.  For example, political and
economic structures in these countries may be young
and developing rapidly, which can cause instability.
These countries are also more likely to experience
high levels of inflation, deflation or currency
devaluation, which could hurt their economies and
securities markets.  For these and other reasons,
investments in emerging markets are often considered
speculative.
Certain of these risks may also apply to some extent
to U.S.traded investments that are denominated in
foreign currencies, investments in U.S. companies that
are traded in foreign markets, or to investments in
U.S. companies that have significant foreign
operations.  Special U.S. tax considerations may apply
to the fund's foreign investments.
Fixed-income investments.   Each of the funds may
invest in fixed income securities. The value of a fixed-income investment may fall as a result of factors directly relating to the issuer of the security, such as decisions made by its management or a reduction in its credit rating. An investment's value may also fall because of factors affecting not just the issuer, but other issuers, such as increases in production costs. The value of an investment may also be affected by general changes in financial market conditions, such as changing interest rates or currency exchange rates.
Interest rate risk. The values of fixed-income investments usually rise and fall in response to changes in interest rates. Declining interest rates will generally raise the value of existing fixed-income investments, and rising interest rates will generally lower the value of existing fixed-income investments. Changes in the values of fixed-income investments usually will not affect the amount of income a fund receives from them, but will affect the value of a fund's shares. Interest rate risk is often greater for investments with longer maturities.
Credit risk. Investors normally expect to be compensated in proportion to the risk they assume.
Fixed-income investments of companies with poor credit usually offer higher yields than those of companies with better credit. Higher-rated investments generally offer lower-credit risk, but not lower interest rate risk. The value of a higher-rated investment still fluctuates in response to changes in interest rates.
"Zero coupon" bonds and "payment-in-kind" bonds. Zero coupon bonds are issued at less than face value and make payments of interest only at maturity rather than at intervals during the life of the bond. Payment-in-kind bonds give the issuing company the option to make interest payments in additional bonds rather than in cash. Both kinds of bonds allow a company to avoid generating cash to make current interest payments.
These bonds therefore involve greater credit risk and are subject to greater price fluctuations than bonds that pay current interest in cash. Lower-rated investments. Certain of the funds may invest a significant portion of their assets in securities that are below BBB (or its equivalent) and comparable unrated securities that are considered below investment grade and are commonly known as "junk bonds." These investments are considered to be of poor standing and mainly speculative, and those rated
CCC may be in default.
The lower ratings of these investments reflect a greater possibility that the issuing companies may be unable to make timely payments of interest and principal and thus default. There may be an increased risk of default in adverse economic conditions. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile. A default or expected default could also make it difficult for a fund to sell the investments at prices approximating the values the fund had previously placed on them. Because junk bonds are traded mainly by institutions, they usually have a limited market, which may at times make it difficult for the fund to establish their fair value.
Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of purchase.
The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition and does not reflect an assessment of an investment's volatility or liquidity.
Although Putnam Management considers credit ratings in making investment decisions, it performs its own investment analysis and does not rely only on ratings assigned by the rating agencies. Putnam Management seeks to minimize the risks of fixed-income investments through careful analysis of such factors as a company's experience, managerial strength, financial condition, borrowing requirements and debt maturity schedule. When a fund buys fixed-income investments of a company with poor credit prospects, the achievement of its goals depends more on Putnam
Management's ability than would be the case if the fund were buying fixed-income investments of a company with better credit prospects
Because the likelihood of default is higher for the lower-rated investments in which certain funds invest, funds investing in high yield securities are more likely to have to participate in various legal proceedings or to take possession of and manage assets that secure the issuing company's obligations. This could increase the affected fund's operating expenses and decrease its net asset value.
At times a fund, either by itself or together with other funds and accounts managed by Putnam Management or its affiliates, may own all or most of the fixed-income investments of a particular issuer. This concentration of ownership may make it more difficult to sell, or determine the fair value of, these investments.
Although they are generally thought to have lower credit risk, investment grade fixed-income investments may share some of the risks of lower-rated investments.

Although U.S. government investments are generally considered to have the least credit risk - the risk that the issuer will fail to make timely payments of interest and principal - they are not completely free of credit risk. While certain U.S. government securities, such as U.S. Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S. government, other securities in which the fund may invest are subject to varying degrees of risk. The risk factors include the creditworthiness of the issuer and, in the case of mortage-backed securities, the ability of the underlying mortgagors or other borrowers to meet their obligations. In addition, the values of these investments will still fluctuate in response to changes in interest rates.

Investments in premium securities. The funds may invest in socalled "Premium" investments, which offer interest rates higher than prevailing market rates.
In addition, during times of declining interest rates, many of the affected funds' investments may offer interest rates that are higher than current market rates. When a fund holds these "premium" investments, shareholders are likely to receive higher dividends
(but will bear a greater risk that the value of the fund's shares will fall) than they would if the fund held investments that offered current market rates of interest. Premium investments involve a greater risk of loss, because their values tend to decline towards the face value over time.

Prepayments generally cause losses on premium investments, because prepayments are made at face value and do not reflect any premium over face value.
Investors may find it useful to compare the relevant fund's yield, which reflects amortization of market premiums, with its current dividend rate, which does not reflect that amortization.

Illiquid securities.  Each fund (other than Putnam VT
Money Market Fund) may invest up to 15% of its assets in illiquid securities. Putnam VT Money Market Fund may invest up to 10% of its assets in illiquid securities. The sale of these securities is usually restricted under federal securities laws. As a result of illiquidity, the fund may not be able to sell these securities when Putnam Management considers it desirable to do so or may have to sell them at less than fair market value.

Mortgage-backed and asset-backed securities. Asset-backed and mortgage-backed securities include collateralized mortgage obligations (CMOs) and certain stripped mortgage-backed securities. CMOs and other mortgage-backed securities represent participations in, or are secured by, mortgage loans and include:

- Certain securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities;

- Securities issued by private issuers that represent an interest in or are secured by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and

- Securities issued by private issuers that represent an interest in or are secured by mortgage loans or mortgage-backed securities.

Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. A fund may invest in both the interest-only or "IO" class and the principal only or "PO" class. The yield to maturity on an IO or PO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. Also, the secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a fund's ability to buy or sell those securities at any particular time.

Certain funds may also invest in asset-backed securities. Assetbacked securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and a partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. A fund may have to invest the proceeds from prepaid investments under less attractive terms and yields.

Prepayments are particularly common during periods of declining interest rates, when property owners seek to refinance their mortgages at more favorable terms; the reverse is true during periods of rising interest rates.
Mortgage-backed investments are therefore less likely to increase in value during periods of declining interest rates than other debt of comparable maturities, although they may have a similar or even higher risk of decline in value during periods of rising interest rates and can increase the volatility of the fund.
CMOs are issued with a number of classes or series that have different maturities and that may represent interests in some or all of the interest or principal on the underlying collateral. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a fund.
Derivatives. The funds may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. The fund's return on a derivative typically depends on the change in the value of the investment, pool of investments index or currency specified in the derivative instrument.
The funds may use derivatives both for hedging and non-hedging purposes. The decision as to whether and to the extent the fund will use derivative hedging purposes will depend upon a number of factors, including market conditions, the funds' investments and the availablility of suitable derivatives.
Derivatives involve special risks and may result in losses. The funds will be dependent on Putnam
Management's ability to analyze and manage these sophisticated instruments. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the fund.
     Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party will not meet its obligations to the fund. For further information about the risks of derivatives, see the statement of additional information (SAI).
Frequent trading. The funds may buy or sell investments relatively often, which involves higher brokerage commissions and other expenses.
Other investments. In addition to the main investment strategies described above, the funds may also make other types of investments, and therefore may be subject to other risks, as described in the funds'
SAI.
Alternative strategies. At times Putnam Management may judge that market conditions make pursuing a funds' investment strategies inconsistent with the best interests of its shareholders. Putnam Management then may temporarily use alternative strategies that are mainly designed to limit a fund's losses.
Although Putnam Management has the flexibility to use these strategies, it may choose not to for a variety of reasons, even in very volatile market conditions.
These strategies may cause the affected fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.
Changes in policies. The Trust's Trustees may change any of the funds' goals, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the funds?
The Trust's Trustees oversee the general conduct of
each fund's business.  The Trustees have retained
Putnam Management to be the funds' investment manager,
responsible for making investment decisions for the
funds and managing the funds' other affairs and
business.  Each fund pays Putnam Management a
quarterly management fee for these services based on
the fund's average net assets. Putnam Management's
address is One Post Office Square, Boston, MA 02109.
The funds paid Putnam Management management fees in
the following amounts (reflected as a percentage of
average net assets for each fund's last fiscal year):
Putnam VT Asia Pacific
Growth Fund .80%
Putnam VT Diversified Income Fund .67%
Putnam VT Global Asset Allocation Fund  .65%
Putnam VT Global Growth Fund  .60%
Putnam VT Growth and Income Fund   .46%
Putnam VT High Yield Fund     .64%
Putnam VT Income Fund    .60%
Putnam VT International Growth Fund .80%
Putnam VT International Growth and Income Fund    .80%
Putnam VT International New Opportunities Fund*   1.18%
Putnam VT Money Market Fund   .45%
Putnam VT New Opportunities Fund .56%
Putnam VT New Value Fund .70%
Putnam VT Utilities Growth and Income Fund   .65%
Putnam VT Vista Fund .65%
Putnam VT Voyager Fund   .54%

* The management fees shown in the table reflect an expense limitation then in effect or currently in effect. In the absence of an expense limitation, management fees would have been:

Putnam VT International New
  Opportunities Fund     1.20%

The following funds paid Putnam Management a quarterly management fee for these services at the annual rate of: Putnam VT The George Putnam Fund of Boston,
Putnam VT Investors Fund and Putnam VT Research Fund:
0.65% of the first $500 million of average net assets;
0.55% of the next $500 million; 0.50% of the next $500 million; 0.45% of the next $5 billion; 0.425% of the next $5 billion; 0.405% of the next $5 billion; 0.39% of the next $5 billion; and 0.38% of any excess thereafter.

Putnam VT Health Sciences Fund and Putnam VT OTC &
Emerging Growth Fund: 0.70% of the first $500 million of average net assets; 0.60% of the next $500 million;
0.55% of the next $500 million; 0.50% of the next $5 billion; 0.475% of the next $5 billion; 0.455% of the next $5 billion; 0.44% of the next $5 billion; and 0.43% of any excess thereafter.

Putnam VT Small Cap Value Fund: 0.80% of the first
$500 million of average net assets; 0.70% of the next $500 million; 0.65% of the next $500 million; 0.60% of the next $5 billion; 0.575% of the next $5 billion; 0.555% of the next $5 billion; 0.54% of the next $5 billion; and 0.53% of any excess thereafter.
Putnam Management's Global Asset Allocation committee has primary responsibility for the day-to-day management of Putnam VT Global Asset Allocation and the Global Equity Research Team has primary responsibility for the day-to-day management of Putnam
VT Research Fund.
The following officers of Putnam Management have had primary responsibility for the day-to-day management of the relevant fund's portfolio since the years shown below. Their experience as either portfolio managers or investment analysts over the last five years is also shown.

                                   Business experience
Fund name                Year      (at least 5 years)
---------------------    -------   -------------------------

Putnam VT Asia Pacific
 Growth Fund

Paul Warren              1997      Employed by Putnam Management since 1997.
Senior Vice President              Prior to May, 1997, Mr. Warren was
                                   employed by IDS Fund Management.  Prior to
                                   August 1994, he was employed by
                                   Pilgrim Baxter Associates.

Carmel Peters            1999      Employed by Putnam Management since 1997.
Senior Vice President              Prior to May 1997, Ms. Peters was employed
                                   at Wheelock Natwest Investment Management,
                                   Hong Kong, and prior to February 1996,
                                   Ms. Peters was employed at Rothschild
                                   Asset Management Asia Pacific, Hong Kong.

Putnam VT Diversified
  Income Fund

William Kohli            1994      Employed by Putnam Management since 1994.
Managing Director                  Prior to September 1994, Mr. Kohli was
                                   employed by Global Bond Management.

Jennifer E. Leichter     1993      Employed by Putnam Management since 1987.
Managing Director

David L. Waldman         1998      Employed by Putnam Management since 1997.
Managing Director                  Prior to June 1997, Mr.Waldman was
                                   employed at Lazard Freres and prior to
                                   April 1995, was employed at Goldman Sachs.

Jeffrey A. Kaufman       1998      Employed by Putnam Management since 1998.
Senior Vice President              Prior to August 1998, Mr. Kaufman was
                                   employed by MFS Investment Management.

Putnam VT The George
 Putnam Fund of Boston

Edward P. Bousa         1998       Employed by Putnam Management since 1992.
Senior Vice President

James M. Prusko         1998       Employed by Putnam Management since 1992.
Senior Vice President

Krishna K. Memani       1999       Employed by Putnam Management since 1998.
Managing Director                  Prior to September 1998, Mr. Memani was
                                   employed by Morgan Stanley & Co.

Putnam VT Global Growth Fund
Robert Swift            1996       Employed by Putnam Management since 1995.
Managing Director                  Prior to August 1995, Mr. Swift was
                                   employed by IAI International/Hill Samuel
                                   Investment Advisors.

Kelly A. Morgan        1997        Employed by Putnam Management since 1996.
Managing Director                  Prior to December 1996, Ms. Morgan was
                                   employed by Alliance Capital Management L.P.

David J. Santos        1999        Employed by Putnam Management since  1986.
Senior Vice President

Lisa Svensson          1998        Employed by Putnam Management since 1994.
Senior Vice President              Prior to July 1994, Ms. Svensson was
                                   employed by Lord Abbett & Co.

Manuel Weiss           1998        Employed by Putnam Management since 1987.
Senior Vice President

Olivier Rudigoz        1998        Employed by Putnam Management since 1998.
Vice President                     Prior to April 1998, Mr. Rudigoz was employed
                                   by Paribas Asset Management.

Putnam VT Growth and
 Income Fund

David L. King          1993        Employed by Putnam Management since 1983.
Managing Director

Hugh H. Mullin         1998        Employed by Putnam Management since 1986.
Senior Vice President

Sheldon N. Simon       1997        Employed by Putnam Management since 1984.
Senior Vice President

Putnam VT Health Sciences
 Fund

Richard B. England    1998         Employed by Putnam Management since 1992.
Senior Vice President

David G. Carlson      1998         Employed by Putnam Management since 1992.
Senior Vice President

Margery C. Parker     1998         Employed by Putnam Management since 1997.
Senior Vice President              Prior to December 1997, Ms. Parker was
                                   employed by Keystone Investments.
Putnam VT High
 Yield Fund

Krishna K. Memani    1999          Employed by Putnam Management since 1998.
Managing Director                  Prior to September 1998, Mr. Memani was
                                   employed by Morgan Stanley & Co.

Rosemary Thomsen     1997          Employed by Putnam Management since 1986.
Senior Vice President

Jeffrey A. Kaufman   1998          Employed by Putnam Management since 1998.
Senior Vice President              Prior to August 1998, Mr. Kaufman was
                                   employed by MFS Investment Management.

Putnam VT Income Fund
Kevin M. Cronin       1999         Employed by Putnam Management since 1997.
Managing Director                  Prior to February 1997, Mr. Cronin was
                                   employed at MFS Investment Management.
Krishna K. Memani     1999         Employed by Putnam Management since 1998.
Managing Director                  Prior to September 1998, Mr. Memani
                                   was employed at Morgan Stanley & Co.

Putnam VT International Growth Fund
Justin M. Scott       1996         Employed by Putnam Management since 1988.
Managing Director

Omid Kamshad          1996         Employed by Putnam Management since
Managing Director                  1996.  Prior to January 1996,
                                   Mr. Kamshad was employed by Lombard Odier
                                   International and prior to April 1995,
                                   he was employed by Baring Asset
                                   Management Company.

Mark Pollard          1999         Employed by Putnam Management since 1990.
Managing Director

Paul Warren           1999         Employed by Putnam Management since 1997.
Senior Vice President              Prior to May 1997, Mr. Warren was employed
                                   by IDS Fund Management.  Prior to
                                   August 1994, he was employed by Pilgrim
                                   Baxter Associates.

Putnam VT International
 Growth and Income Fund

Deborah F. Kuenstner   1999        Employed by Putnam Management since 1997.
Managing Director                  Prior to May 1997, Ms. Kuenster was employed
                                   at Dupont Pension Fund Investment.

George Stairs           1999       Employed by Putnam Management since 1994.
Senior Vice President              Prior to July 1994, Mr. Stairs was
                                   employed at Value Quest Ltd.

Putnam VT International
 New Opportunities Fund

Robert Swift            1996        Employed by Putnam Management since 1995.
Managing Director                   Prior to August 1995, Mr. Swift was
                                    employed by IAI International/Hill Samuel
                                    Investment Advisors.

J. Peter Grant          1996        Employed by Putnam Management since 1973.
Senior Vice President

Stephen Oler           1998         Employed by Putnam Management since
Senior Vice President               1997. Prior to June 1997, Mr. Oler was
                                    employed by at Templeton Investments,
                                    and prior to March 1996 was employed by
                                    Baring Asset Management Co.

Jack P. Chang         1999          Employed by Putnam Management since 1997.
Senior Vice President               Prior to July 1997, Mr. Chang was
                                    employed by Columbia Management.

Putnam VT Investors Fund

C. Beth Cotner        1998          Employed by Putnam Management since 1995.
Senior Vice President               Prior to September 1995, Ms. Cotner was
                                    employed by Kemper Financial Services.

Richard B. England    1998          Employed by Putnam Management since 1992.
Senior Vice President

Manuel H. Weiss      1998           Employed by Putnam Management since 1987.
Senior Vice President

Putnam VT Money Market Fund

Joanne Driscoll     1997             Employed by Putnam Management since 1995.
Vice President                       Prior to April 1995, Ms. Driscoll was a
                                     Graduate Teaching Assistant in the
                                     Finance Department at Northeastern
                                     University and prior to September
                                     1994, Ms. Driscoll was employed by Bank
                                     of Boston.

Putnam VT New
 Opportunities Fund

Daniel L. Miller    1994             Employed by Putnam Management since 1983.
Managing Director

Jeffrey R. Lindsey  1999             Employed by Putnam Management since 1994.
Senior Vice President

Putnam VT New Value Fund

David L. King         1996           Employed by Putnam Management since 1983.
Managing Director

Putnam VT OTC & Emerging
 Growth Fund

Steven L. Kirson      1998           Employed by Putnam Management since 1989.
Senior Vice President

Michael J. Mufson      1998          Employed by Putnam Management since 1993.
Senior Vice President

Putnam VT Utilities
 Growth and Income Fund

Krishna K. Memani      1999          Employed by Putnam Management since 1998.
Managing Director                    Prior to September 1998, Mr. Memani was
                                     employed by Morgan Stanley & Co.

Jeanne L. Mockard      1998          Employed by Putnam Management since 1990.
Senior Vice President

Putnam VT Vista Fund

Eric Wetlaufer         1997          Employed by Putnam Management since 1997.
Managing Director                    Prior to November 1997, Mr. Wetlaufer was
                                     employed by Cadence Capital Management.

Anthony C. Santosus    1996          Employed by Putnam Management since 1985.
Senior Vice President

Margery C. Parker      1998          Employed by Putnam Management since 1997.
Senior Vice President                Prior to December 1997, Ms. Parker was
                                     employed at Keystone Investments.

Dana Clark               1999        Employed by Putnam Management since 1987.
Vice President

Putnam VT Voyager Fund

Robert R. Beck           1995        Employed by Putnam Management since 1989.
Managing Director

Roland W. Gillis         1995        Employed by Putnam Management since 1995.
Managing Director                    Prior to March 1995, Mr. Gillis was
                                     employed by Keystone Custodian Funds, Inc.

Michael P. Stack         1997        Employed by Putnam Management since 1997.
Senior Vice President                Prior to November 1997, Mr. Stack was
                                     employed by Independence Investment
                                     Associates, Inc.

Charles H. Swanberg      1994        Employed by Putnam Management since 1984.
Senior Vice President

Michael E. Nance         1999        Employed by Putnam Management since 1994.
Senior Vice President                Prior to June 1994, Mr. Nance attended
                                     the University of Chicago Graduate
                                     School of Business.

Year 2000 Issues. The funds could be adversely affected if the computer systems used by Putnam
Management and the funds' other service providers do not properly process and calculate the daterelated information relating to the end of this century and the beginning of the next. While year 2000-related computer problems could have a negative effect on a fund, both in its operations and in its investments, Putnam Management is working to avoid such problems and to obtain assurances from service providers that they are taking similar steps. No assurances, though, can be provided that the funds will not be adversely impacted by these matters.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the funds with Putnam Mutual Funds, One Post Office
Square, Boston, Massachusetts 02109.  Putnam Mutual
Funds presently offers shares of each fund of the Trust continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Mutual Funds accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Mutual Funds may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order, except that, in the case of Putnam VT Money Market
Fund, purchases will not be affected until the next determination of net asset value after federal funds have been made available to the Trust. Orders for purchases or sales of shares of a fund must be received by Putnam Mutual Funds before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

Please check with your insurance company to determine which funds are available under your variable annuity contract or variable life insurance policy. Certain funds may not be available in your state due to various insurance regulations. Inclusion in this prospectus of a fund that is not available in your state is not to be considered a solicitation.
This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The funds currently do not foresee any disadvantages to policyowners arising out of the fact that the funds offer their shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more funds and shares of another fund may be substituted. This might force a fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of any fund to any separate account or may suspend or terminate the offering of shares of any fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund.
Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

DISTRIBUTION PLAN

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Mutual Funds for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plans provide for payments by each fund to Putnam Mutual
Funds at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares.
The Trustees currently limit payments on class IB shares to 0.15% of average net assets.

Putnam Mutual Funds compensates insurance companies
(or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Mutual Funds makes quarterly payments to dealers at the annual rate of up to 0.15% of the average net asset value of class IB shares.

Putnam Mutual Funds may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Mutual
Funds, and any applicable limits imposed by the National Association of Securities Dealers, Inc.
How do the funds price their shares?

The price of a fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares.
Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

Each fund (other than Putnam VT Money Market Fund) values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.
Putnam VT Money Market Fund values all of its investments at amortized cost.

Each fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect each fund's NAV. Because foreign markets may be open at different times than the New York Stock
Exchange, the value of each fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of each fund's foreign investments (other than Putnam VT
Money Market Fund) occur between the close of foreign markets and the close of regular trading on the New
York Stock Exchange, these investments will be valued at their fair value.

Fund distributions and taxes

Putnam VT Money Market Fund will declare a dividend of its net investment income daily and distribute such dividend monthly.
Each month's distributions will be paid on the first business day of the next month. Since the net income of Putnam VT Money Market Fund is declared as a dividend each time it is determined, the net asset value per share of the fund remains at $1.00 immediately after each determination and dividend declaration. Each of the other funds will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of such funds unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date, except that with respect to Putnam VT
Money Market Fund, distributions are reinvested using the net asset value determined on the day following the distribution payment date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts.
However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59
1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each fund intends to comply with these requirements. If a fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

Each fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

Fund investments in foreign securities may be subject to withholding taxes at the source on dividend or interest payments. In that case, a fund's yield on those securities would be decreased.

A fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights table is intended to help you understand the funds' recent financial performance.
Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from each fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the funds' annual report to shareholders, which is available upon request.

Financial Highlights
     Investment Operations:                              Less Distributions:
               Net Asset                 Net Realized                            From net    In excess of
                Value,     Net           and Unrealized  Total from  From net    Realized    Net Realized  From
               Beginning   Investment    Gain (Loss) on  Investment  Investment  Gain on      Gain on      Return of
Period ended   of Period   Income (Loss) Investments     operations  Income      Investments  Investments  Capital

Putnam VT Asia Pacific Growth Fund
1998             $8.57       $(.01)a       $(.23)         $(.24)       $-         $-           $-            $-

Putnam VT Diversified Income Fund
1998**           $10.95      $.62a         $(1.10)        $(.48)       $-         $-           $-            $-

Putnam VT The George Putnam Fund of Boston
1998             $10.00      $.17ab        $.20           $.37          (.09)     $-           $-            $-

Putnam VT Global Asset Allocation Fund
1998             $18.16      $.33a         $.46           $.79          $-        $-           $-            $-

Putnam VT Global Growth Fund
1998             $18.03      $(.05)a       $2.30          $2.25         $-        $-           $-            $-

Putnam VT Growth and Income Fund
1998             $28.02      $.26a         $.47           $.73          $-        $-           $-            $-

Putnam VT Health Sciences Fund
1998**           $10.00      $(.01)ab      $.95           $.94          $(.01)    $-           $-            $-e

Putnam VT High Yield Fund
1998             $12.99      $.79a         $(2.08)        $(1.29)       $-        $-           $-            $-

Putnam VT International Growth Fund
1998             $13.44      $(.04)a       $.15           $.11          $(.03)    $-           $-            $(.01)

Putnam VT International Growth and
  Income Fund
1998             $13.36      $(.01)a       $(.57)         $(.58)        $(.11)    $(.19)       $(.18)        $(.06)

Putnam VT International New Opportunities
  Fund
1998             $11.39      $(.05)ab      $.14           $.09          $-        $-           $-            $-

Putnam VT Investors Fund
1998**           $10.00      $.01ab        $1.64          $1.65          $(.01)   $-           $-            $-e

Putnam VT Money Market Fund
1998             $1.00       $.0338a       $-             $.0338         $(.0338) $-           $-            $-

Putnam VT New Opportunities Fund
1998             $23.94      $(.05)a       $2.15          $2.10          $-       $-           $-            $-

Putnam VT New Value Fund
1998             $11.91      $.13a         $.13           $.26           $(.13)   $(.02)       $-            $-

Putnam VT OTC & Emerging Growth Fund
1998**           $10.00      $.02ab        $1.90          $1.92          $(.01)   $(.01)       $-            $-

Putnam VT Research Fund
1998***          $10.00      $.02ab        $1.90          $1.92          $(.01)   $(.01)       $-            $-

Putnam VT U.S. Government
 and High Quality Bond Fund
1998             $12.88      $.50a         $.35           $.85            $-      $-           $-            $-

Putnam VT Utilities Growth and Income Fund
1998             $16.19      $.29a         $1.71          $2.00           $-      $-           $-            $-

Putnam VT Vista Fund
1998             $13.76      $(.02)a       $.99           $.97            $-      $-           $-            $-

Putnam VT Voyager Fund
1998             $41.55      $(.01)a       $4.27          $4.26           $-      $-           $-            $-

                                        Total                                   Ratio of Net
                                      Investment                   Ratio of     Investment
                         Net Assets    Return at    Net Assets     Expenses to  Income (Loss) to
             Total       Value, End    Net Asset   End of Period   Average Net  Average Net        Portfolio
          Distributions  of Period     Value(%)(c) (in thousands)  Assets(%)(d) Assets(%)          Turnover (%)

Putnam VT Asia Pacific Growth Fund
1998            $-        $8.33          $(2.80)*     $111           $.85*        $(.10)*            $136.49

Putnam VT Diversified Income Fund
1998**          $-        $10.47         $(4.38)*     $1,963         $.69*         5.74*              186.80

Putnam VT The George Putnam Fund
 of Boston
1998            $(.09)    $10.28           3.69*       $1,924         .67b         1.74b*             99.85*

Putnam VT Global Asset Allocation
 Fund
1998            $-        $18.95          $4.35*       $1,319        $.63*         1.82*              133.80

Putnam VT Global Growth Fund
1998            $-        $20.28           12.48*      $823           .59*         (.34)*             164.56

Putnam VT Growth and Income Fund
1998            $-        $28.75          $2.61*       $7,583        $.49*         1.20*              63.62

Putnam VT Health Sciences Fund
1998**          $(.01)    $10.93          $9.40*       $2,129        $.71b*        (.11)b             39.68*

Putnam High Yield Fund
1998            $-        $11.70           (9.93)*     $1,840         .58*         7.63*              52.00

Putnam VT International Growth
  Fund
1998            $(.04)    $13.51             .81*       $1,234        .83*         (.29)*             98.31

Putnam VT International Growth
 and Income Fund
1998            $(.54)    $12.24           (4.24)*         926        .84b         (.07)b             62.61

Putnam VT International New
 Opportunities Fund
1998            $-        $11.48           .79*          $85         $1.18*        (.44)b*            157.72

Putnam VT Investors Fund
1998**          $(.01)    $11.64         16.54*          $2,619      .67b*         .03b*              42.97*

Putnam VT Money Market Fund
1998            $(0.338)  $1.00           3.42*          $13,188      .46*         3.18*               -

Putnam VT New Opportunities Fund
1998            $-        $26.04          8.77*          $1,359       .51*         (.25)*              59.75

Putnam VT New Value Fund
1998            $(.15)    $12.02          2.28*          $414         .65*         1.26*               130.96

Putnam VT OTC & Emerging Growth
   Fund
1998**          $-        $10.08           .82*           $541        .71b*         (.42)b*            59.93

Putnam VT Research Fund
   Fund
1998***         $(.02)    $11.90         19.19*           $255         .25b*        .15b*              19.76*

Putnam VT U.S. Government and
 High Quality Bond Fund
1998            $-        $13.73           6.60*          $2,288       .56*         4.03*              233.04

Putnam VT Utilities
 Growth and Income Fund
1998            $-         $18.19         12.35*          $1,799       .59*         1.98*              24.77

Putnam Vista Fund
1998            $-         $14.73          7.05*          $851         .62*         (.18)*             116.48

Putnam VT Voyager Fund
1998            $-         $45.81         10.25*          $4,332       .49*         (.04)*             62.99

*    Not annualized.
**   For the period April 30, 1998 (commencement of operations) to
December 31, 1998.
*** For the period September 30, 1998 (commencement of operations) to December 31, 1998.
(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
(b) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the following funds reflect a reduction of approximately the amounts per share noted for the period ending December 31, 1998: Putnam VT The George
Putnam Fund of Boston Class IB, $0.03, Putnam VT
Health Sciences Fund Class IB $0.01; Putnam VT
International New Opportunities Fund less than $0.01;
Putnam VT Investors Fund Class IB, less than $0.01;
Putnam VT OTC & Emerging Growth Fund Class IB, $0.05;
and Putnam VT Research Fund, $0.03.
(c)  Total investment return assumes dividend reinvestment.
(d) The ratio of expenses to average net assets for the periods ended December 31, 1995 includes amounts paid through expense offset and brokerage service arrangements. Prior period ratios exclude these amounts.
(e) Net investment income distributions from net investment income and returns of capital were less than $0.01 per share.

For more information
about the funds of Putnam Variable Trust

The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the funds. The
SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the funds' shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year.
You may get free copies of these materials, request other information about the funds and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor or by calling Putnam toll-free at 1-800-225-1581.
You may review and copy information about the funds, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-800-
SEC-0330 for information about the operation of the public reference room. You may also access reports and other information about the fund on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference
Section of the Commission, Washington, D.C. 20549-
6009. You may need to refer to the fund's file number.

Putnam INVESTMENTS

     One Post Office Square
     Boston, Massachusetts 02109
     1-800-752-9894

     Address correspondence
     to Putnam Investor Services
     P. O. Box 989
     Boston, Massachusetts 02103

     www.putnaminv.com
     File No. 811-5346

     Putnam Mutual Funds
     Corp. Member, NASD, Inc.

PUTNAM VARIABLE TRUST
PROSPECTUS
Class IA Shares
APRIL 30, 1999
Investment Category:  Growth


Putnam Variable Trust (the "Trust") offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. One of these portfolios is Putnam VT New
Opportunities Fund (the "fund"). This prospectus explains what you should know about the fund.

Putnam Investment Management, Inc. ("Putnam
Management"), which has managed mutual funds since
1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

CONTENTS

Fund summary (including Goal, Main investment strategy,
   Main risks and Performance information)
What are the fund's main investment strategies and related risks? Who manages the fund?
How to buy and sell fund shares.
How does the fund price its shares?
Fund distributions and taxes
Financial highlights

FUND SUMMARY

The following summary identifies the fund's goal, principal investment strategies and the main risks that could adversely affect the value of the fund's shares and the total return on your investment. The summary also contains performance information that provides some indication of the fund's risks. The chart contained in the summary shows year-to-year changes in the performance of the fund's class IA shares. A table following the chart compares the fund's performance to that of broad measures of market performance. Of course, the fund's past performance is not necessarily an indication of future performance. None of the performance information reflects the impact of insurance-related charges or expenses. Please refer to the prospectus for your insurance contract for information about those charges and performance data reflecting those charges and expenses.

A more detailed description of the fund, including the risks associated with investing in the fund, can be found further back in this prospectus. Please be sure to read this additional information before you invest.
You can lose money by investing in the fund. The fund may not achieve its goals, and it is not intended as a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency.

PUTNAM VT NEW OPPORTUNITIES FUND
Goal
The fund seeks long-term capital appreciation.
Main investment strategies - GROWTH
The fund invests primarily in growth stocks which are stocks of companies whose earnings Putnam Management believes are likely to grow faster than the economy as a whole. The fund may invest in companies of any size. The fund will generally invest in companies that Putnam Management identifies as offering the best prospects for long-term growth potential. Those sectors will change from time to time but the current sectors are identified later in this prospectus.
MAIN RISKS
* The risk of investing in a limited group of market sectors. Investments in the sectors identified by Putnam Management as having the potential for capital growth, even though representing interests in different companies in such industries, may be affected by common economic forces and other factors.
The vulnerability of the fund to factors affecting the sectors chosen will be significantly greater than that of a fund that invests in a broader range of industries which may result in greater losses and volatility.
* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to appreciate as anticipated by Putnam
Management, regardless of movement in the securities markets. Many factors can adversely affect a stock's performance.
* The risk that movements in the securities markets will reduce the value of the fund's investments, regardless of how well the companies in the fund's portfolio perform.

PERFORMANCE INFORMATION

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES
(Bar chart)
Plot points
1995 44.87%
1996 10.17%
1997 23.29%
1998 24.38%

Year-to-date performance through 3/31/99 was 6.50%.
During the periods shown in the bar chart, the highest return for a quarter was 29.33% (quarter ending
12/31/98) and the lowest return for a quarter was -
18.85% (quarter ending 9/30/98).
Average annual total returns (for periods ending 12/31/98)

               Past 1 year     Since Inception (5/2/94)
Class IA       24.38%          23.19%
S&P 500 Index  28.58%          26.56%

The fund's performance has benefitted from Putnam
Management's agreement to limit the fund's expenses through the period ended December 31, 1994. The fund's performance is compared to the Standard &
Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.
What are the fund's main investment strategies and related risks?

The fund is generally managed in a style similar to the Putnam New Opportunities Fund which is managed by Putnam Management and whose shares are generally offered to the public. Putnam New Opportunities Fund, however, employs different investment practices and may invest in securities different from those in which Putnam VT New Opportunities Fund invests, and consequently the two funds will not have identical portfolios or experience identical investment results.
Any investment carries with it some level of risk that generally reflects its potential for reward.

PUTNAM VT NEW OPPORTUNITIES FUND

The fund pursues its goal by investing mainly in growth stocks. Putnam Management will consider, among other things, a company's financial strength, competitive position in its industry (and within the economy as a whole) and projected future earnings and dividends when deciding whether to buy or sell investments and it will also consider the relative strength and growth prospects of market sectors as compared to the economy as a whole. The fund may invest in companies of any size. The fund may invest without limit in securities of foreign issuers traded in U.S. public markets. The fund may also invest in securities of issuers not actively traded in U.S.
markets. The fund expects that its investments in such foreign securities not actively traded in U.S.
markets will generally not exceed 20% of the fund's total assets, although the fund's investments in such foreign securities may exceed this amount from time to time.

The sectors of the economy which offer above-average growth potential will change over time. At present, Putnam Management has identified the following sectors of the economy, and examples of industries within these sectors, as having an above-average growth potential over the next three to five years:

*    Personal Communications - long-distance
telephone, competitive local exchange carriers, cellular telephone, paging, personal communication networks;

* Media/Entertainment - cable television system operators, cable television network programmers, film entertainment providers, theme park operators, radio and television stations, billboard advertisers;

* Medical Technology/Cost-Containment - home and outpatient care, medical device companies, pharmaceuticals and biotechnology, health care information services, physician practice management, managed care providers;

* Industrial and Environmental Services - solid waste disposal, remediation services, oil services, independent power producers;

* Applied/Advanced Technology - database software, application software, entertainment software, networking and communications equipment, computer systems integrators, information services, semiconductors, manufacturing technology;

* Personal Financial Services - stock brokerage companies, specialty insurance companies, credit card issuers, and other consumer-oriented financial services companies;

*    Value-oriented Consuming - retailers,
restaurants, hotel chains, casino operators, travel companies, consumer franchise companies and other consumer product or service companies able to provide quality products or services at lower prices or offering greater perceived value than competitors;
and

* Business Services - staffing and temporary help companies, electronic commerce services, education and training services.

Subject to the fund's investment restrictions, the fund may invest up to one-half of its assets in any one particular sector. In addition, the fund may also invest a portion of its assets in securities of companies that, although not in any of the sectors described above, Putnam Management expects to experience aboveaverage growth.

Common stocks. Common stocks represent an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting multiple companies in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than the bonds and other debt to actual or perceived changes in the company's financial condition or prospects.
Growth stocks. The fund invests in growth stocks. Growths stocks are stocks of companies Putnam
Management believes have earnings that are likely to grow faster than the economy as a whole. These growth stocks typically trade at higher multiples of current earnings than other stocks. Therefore, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If Putnam Management's assessment of the prospects for the company's earnings growth is wrong, or if its judgment about how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that Putnam Management has placed on it.
Smaller companies. The fund invests in small and medium-sized companies, including companies with market capitalizations of less than $500 million.
These companies are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies may trade less frequently and in limited volume, and their prices may fluctuate more than stocks of other companies. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies. Foreign investments. The fund may invest in securities of foreign issuers. Foreign investments involve certain special risks, including
* Unfavorable changes in currency exchange rates:
Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar.
* Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases.
* Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States.
* Limited legal recourse: Legal remedies for investors such as the fund may be more limited than those available in the United States.
* Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means the fund may at times be unable to sell these foreign investments at desirable prices. For the same reason, the fund may at times find it difficult to value its foreign investments.
* Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments.
* Lower yield: Common stocks of foreign companies have historically offered lower dividends than comparable
U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the fund. The fund's yield is therefore expected to be lower than yields of most funds that invest mainly in common stocks of U.S.
companies.
* Emerging markets. The risks of foreign investments are typically increased in less developed and developing countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be young and developing rapidly, which can cause instability.
These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.
Certain of these risks may also apply to some extent to U.S.traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or to investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.
Derivatives. The fund may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. The fund's return on a derivative typically depends on the change in the value of the investment, pool of investments index or currency specified in the derivative instrument.
The fund may use derivatives both for hedging and non-hedging purposes. The decision as to whether and to the extent the fund will use derivative hedging purposes will depend upon a number of factors, including market conditions, the fund's investments and the availablility of suitable derivatives.
Derivatives involve special risks and may result in losses. The fund will be dependent on Putnam
Management's ability to analyze and manage these sophisticated instruments. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the fund.
     Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party will not meet its obligations to the fund. For further information about the risks of derivatives, see the statement of additional information (SAI).
Frequent trading. The fund may buy or sell investments relatively often, which involves higher brokerage commissions and other expenses.
Other investments. In addition to the main investment strategies described above, the funds may also make other types of investments, and therefore may be subject to other risks, as described in the Trust's
SAI.
Alternative strategies. At times Putnam Management may judge that market conditions make pursuing a funds' investment strategies inconsistent with the best interests of its shareholders. Putnam Management then may temporarily use alternative strategies that are mainly designed to limit a fund's losses.
Although Putnam Management has the flexibility to use these strategies, it may choose not to for a variety of reasons, even in very volatile market conditions.
These strategies may cause the affected fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.
Changes in policies. The Trust's Trustees may change the fund's goals, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the fund?
The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained
Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. Putnam Management's address is One
Post Office Square, Boston, MA 02109.  The fund paid
Putnam Management a management fee of 0.56% during the fund's last fiscal year.

The following officers of Putnam Management have had primary responsibility for the day-to-day management of the fund's portfolio since the years shown below.
Their experience as either portfolio managers or investment analysts over the last five years is also shown.


Manager                   Year     Experience
---------------------    -------   ------------------------
Daniel L. Miller          1994     Employed by Putnam Management since 1983.
Managing Director

Jeffrey R. Lindsey        1999     Employed by Putnam Management since 1994.
Senior Vice President

Year 2000 Issues. The fund could be adversely affected if the computer systems used by Putnam
Management and the fund's other service providers do not properly process and calculate the daterelated information relating to the end of this century and the beginning of the next. While year 2000-related computer problems could have a negative effect on the fund, both in its operations and in its investments, Putnam Management is working to avoid such problems and to obtain assurances from service providers that they are taking similar steps. No assurances, though, can be provided that the fund will not be adversely impacted by these matters.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Mutual Funds, One Post Office
Square, Boston, Massachusetts 02109.  Putnam Mutual
Funds presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam
Mutual Funds accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Mutual Funds may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order.
Orders for purchases or sales of shares of the fund must be received by Putnam Mutual Funds before the close of regular trading on the New York Stock
Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted.
This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund.
Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.
How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock
Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.
Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts.
However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59
1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.
In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.
The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.
Fund investments in foreign securities may be subject to withholding taxes at the source on dividend or interest payments. In that case, the fund's yield on those securities would be decreased.
Financial highlights
The financial highlights table is intended to help you understand the fund's recent financial performance.
Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.
CLASS IA
(For a share outstanding throughout the period)

                              Year ended December 31
                                        1998       1997      1996      1995      1994*

Net asset value, beginning of period    $21.53     $17.22    $15.63    $10.82    $10.00

Investment operations
Net investment income (Loss)              (.04)        -       (.01)      -         -b

Net realized and unrealized gain
(loss) on investments(loss)              $5.19      $4.01     $1.60     $4.84     0.82

Total from investment operations         $5.15      $4.01     $1.59     $4.84     0.82

Less distributions:
From net investment income                 -          -          -         -        -
In excess of net investment income         -          -          -         -        -
From net realized gain on investments    $(.32)       -          -       (.02)      -
In excess of net realized gain on
investments                                -          -          -         -        -
From return of capital                     -          -          -       (.01)      -
Total distributions                      $(.32)       -          -       (.03)      -

Net asset value, end of period           $26.05     $21.23    $17.22    $15.63     $10.82

Ratios and supplemental data

Total investment return at
net asset value (%)c                      24.38      23.39     10.17     44.87      8.20*

Net assets, end of period
(in thousands)                        $3,586,225   $2,590,244 $1,674,197 $515,109   $68,592

Ratio of expenses to average
net assets (%)d                             .61        .63       .72       .84         .47b*
Ratio of net investment income (loss) to
average net assets (%)                     (.16)      (.01)     (.13)     (.03)      .03(b)**
Portfolio turnover (%)                    59.75      71.78     57.94     30.87      32.77*

*    Not annualized.
**   For the period May 2, 1994 (commencement of operations) to
December 31, 1994.

a    Per  share net investment income (loss) has been
determined on the basis of the weighted average number of shares outstanding during the period.
b    Reflects an expense limitation in effect during
the period. As a result of such limitation, expenses were reduced by $0.02 per share.
c    Total return assumes dividend reinvestment and
does not reflect the effect of sales charges.
d    The ratio of expenses to average net assets for
periods ended July 31, 1996 and thereafter includes amounts paid through brokerage service and expense offset arrangements. Prior period ratios exclude these
amounts.
e    Net investment income, distributions from net
investment income and returns of capital were less than $0.01 per share.



For more information
about the fund and Putnam Variable Trust

The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the fund. The
SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the fund's shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during the fund's last fiscal year. You may get free copies of these materials, request other information about the funds and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor or by calling Putnam toll-free at 1-
800-225-1581.
You may review and copy information about the fund, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-800-
SEC-0330 for information about the operation of the public reference room. You may also access reports and other information about the fund on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference
Section of the Commission, Washington, D.C. 20549-
6009. You may need to refer to the fund's file number.

Putnam INVESTMENTS

     One Post Office Square
     Boston, Massachusetts
     02109
     1-800-752-9894

     Address correspondence
     to Putnam Investor Services
     P. O. Box 989
     Boston, Massachusetts 02103


     www.putnaminv.com

     File No. 811-5346

     Putnam Mutual Funds
     Corp. Member, NASD, Inc.

PUTNAM VARIABLE TRUST
PROSPECTUS Class IA Shares
APRIL 30, 1999


Putnam Variable Trust (the "Trust") offers shares of beneficial interest in separate investment portfolios
(collectively, the "funds") for purchase by separate accounts of various insurance companies. The funds, which have different investment objectives and policies, offered by this prospectus are:

Growth Funds                                   Growth and Income Funds
Putnam VT Asia Pacific Growth Fund             Putnam VT Growth and Income Fund
Putnam New Opportunities Fund                  Putnam VT Utilities Growth and
Putnam VT Voyager Fund                         Income Fund

                                               Income Fund
                                               Putnam VT Diversified Income Fund

This prospectus explains what you should know about the funds in Putnam Variable Trust, which are available for purchase by separate accounts of insurance companies.


Putnam Investment Management, Inc. (Putnam
Management), which has managed mutual funds since
1937, manages the funds. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passsed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

CONTENTS

Fund summaries (including Goal, Main investment strategies, Main risks and Performance information)
What are the funds main investment strategies and related risks? Who manages the funds?
How to buy and sell fund shares.
How do the funds price their shares?
Fund distributions and taxes
Financial highlights
Fund summaries
The following summaries identify each fund's goal, principal investment strategies and the main risks that could adversely affect the value of a fund's shares and the total return on your investment. Each summary also contains performance information that provides some indication of each fund's risks. The chart contained in each summary shows year-to-year changes in the performance of the fund's class IA shares. A table following each chart compares the fund's performance to that of broad measures of market performance. Of course, a fund's past performance is not necessarily an indication of future performance.
None of the performance information reflects the impact of insurance-related charges or expenses.
Please refer to the prospectus for your insurance contract for information about those charges and performance data reflecting those charges and expenses.

More detailed descriptions of the funds, including the risks associated with investing in the funds, can be found further back in this prospectus. Please be sure to read this additional information before you invest.

You can lose money by investing in any of the funds.
A fund may not achieve its goals, and none of the funds are intended as a complete investment program.
An investment in any fund is not a deposit of a bank and is not insured or guaranteed by the Federal
Deposit Insurance Corporation or any other government agency. Although Putnam VT Money Market Fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in that fund.

PUTNAM VT ASIA PACIFIC GROWTH FUND
Goal
The fund seeks capital appreciation.
Main investment strategies - ASIAN PACIFIC stocks
Under normal market conditions, the fund will seek to achieve its goal by investing mostly in common stocks issued by Asian or Pacific Basin companies. The fund may invest in both growth and value stocks. Growth stocks are issued by companies whose earnings Putnam
Management believes are likely to grow faster than the economy as a whole. Growth in earnings may lead to an increase in the price of the stock. Value stocks are those that Putnam Management believes are currently undervalued compared to their true worth. If Putnam
Management is correct and other investors recognize this discount, the price of the stock may rise. The fund invests mainly in medium and large-sized companies, although it can invest in companies of any size. Although the fund emphasizes investments in developed countries, it may also invest in companies located in emerging markets.
MAIN RISKS
* The risk of investing mostly in one geographic region. Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. The vulnerability of the fund to factors affecting Asian and Pacific Basin investments will be significantly greater than that of a more geographically diversified fund, which may result in greater losses and volatility.
* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments in foreign markets. These risks are increased when investing in emerging markets.
* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to appreciate as anticipated by Putnam
Management. Many factors can adversely affect a stock's performance. This risk is generally greater for small and medium-sized companies, which tend to be more vulnerable to adverse developments.
* The risk that movements in the securities markets will reduce the value of the fund's investments, regardless of how well the companies in which the fund invests perform.
PERFORMANCE INFORMATION
CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES
(Bar chart)
Plot Points
1995 2.30%
1996 9.10%
1997 -14.66%
1998 -5.48%

Year-to-date performance through 3/31/99 was 8.52%.
During the periods shown in the bar chart, the highest return for a quarter was 18.16% (quarter ending
12/31/98) and the lowest return for a quarter was -
15.83% (quarter ending 12/31/97).

Average annual total returns (for periods ending 12/31/98)

                  Past 1 year    Since inception (5/1/95)
Class IA          -5.48%         -2.82%
MSCI Pacific Index 2.44%         -9.28%

The fund's performance has benefitted from Putnam
Management's agreement to limit the fund's expenses through the period ended 1995. The fund's performance is compared to the Morgan Stanley Capital
International (MSCI) Pacific Index, an unmanaged index of Asian and Pacific Rim equity securities, with all values expressed in U.S. dollars.

PUTNAM VT DIVERSIFIED INCOME FUND
Goal
The fund seeks as high a level of current income as Putnam Management believes is consistent with preservation of capital. Main investment strategies -
MULTISECTOR fixed-income securities Under normal market conditions, the fund will invest mostly in bonds and other debt securities, and, to a lesser degree, preferred stocks. These investments are commonly known as fixedincome securities. The fund invests in the following three sectors of the fixed-income securities markets:

* U.S. Government and Investment Grade Sector:
consisting primarily of debt obligations of the U.S.
government, its agencies and instrumentalities,
* High Yield Sector:  consisting of high-yielding,
lower-rated, higher risk U.S. and foreign fixed-income
securities ("junk bonds"), and
* International Sector:  consisting of obligations
denominated in foreign and U.S. currencies of foreign
governments, their agencies and instrumentalities, and
other fixed-income securities denominated in foreign
and U.S. currencies.
MAIN RISKS
*    The risk that movements in the securities markets
will reduce the value of the fund's investments.  The
value of the fund's debt investments are particularly
likely to fall if interest rates rise.  Interest rate
risk is highest for investments with long maturities.
*    The risk that the companies whose debt the fund
purchases will fail to make timely payments of
interest and principal.  This credit risk is higher
for corporate and emerging market government debt than
for U.S. Government debt.  Credit risk is especially
high for debt of below investment-grade quality.
BECAUSE THE FUND INVESTS SUBSTANTIALLY IN JUNK BONDS
THIS RISK IS HEIGHTENED FOR THE FUND.  INVESTORS
SHOULD CAREFULLY CONSIDER THE RISKS ASSOCIATED WITH AN
INVESTMENT IN THE FUND.
*    The risk that mortgages underlying the fund's
investments in mortgage-backed securities (in the U.S.
and Investment Grade Sector) may be prepaid.  This
might force the fund to reinvest the proceeds from
prepayments in investments offering a lower yield.
With respect to these investments, the fund therefore
might not benefit from any increase in value as a
result of declining interest rates.  Similarly, rising
interest rates may cause prepayments to fall.  This
would effectively extend the fund's maturity and
increase its interest rate risk at times when that is
least desirable-during periods of rising interest
rates.
*    The risk that Putnam Management's allocation of
the fund's assets among the listed sectors may
adversely affect the fund's performance.
*
The risk of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments in foreign markets. These risks are increased when investing in emerging markets.
PERFORMANCE INFORMATION

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES
(Bar chart)
Plot Points
1994 -4.23%
1995 19.13%
1996 8.81%
1997 7.38%
1998 -1.37%

Year-to-date performance through 3/31/99 was 0.53%.
During the periods shown in the bar chart, the highest return for a quarter was 5.97% (quarter ending 6/30/95) and the lowest return for a quarter was -4.94% (quarter ending 9/30/98).

Average annual total returns (for periods ending 12/31/98)

                    Past 1 year    Past 5 years    Since inception (9/15/93)
Class IA            -1.37%         5.62%           5.76%
Lehman Brothers
Mortgage-backed
Bond Index           6.97%         7.23%           7.06%
Salomon Brothers
Non U.S. World
Government Bond
Index               17.79%         8.26            7.89%
First Boston
High Yield Index     0.58%         8.16%           8.65%

The fund's performance is compared to the Lehman
Brothers Mortgagebacked Bond Index, an unmanaged index of U.S. government and mortgage-backed securities;
Salomon Brothers Non-U.S. World Government Bond Index, a market capitalization weighted benchmark that tracks the performance of government bond markets tracked by the Salomon Brothers World Government Bond Index, excluding the United States; and the First Boston High
Yield Index, an unmanaged index of lower-rated, higher-yielding U.S. corporate bonds.


PUTNAM VT GROWTH AND INCOME FUND
Goal
The fund seeks capital growth and current income.
Main investment strategies - value stocks
The fund invests primarily in "value" stocks, that offer the potential for capital growth, current income, or both. Value stocks are those that Putnam Management believes are currently undervalued compared to their true worth. If Putnam Management is correct and other investors recognize this discount, the price of the stock may rise. The fund invests mainly in large companies, although it can invest in companies of any size.
Main risks
* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to appreciate as anticipated by Putnam Management, regardless of movements in the securities markets. Many factors can adversely affect a stock's performance.
* The risk that movements in the securities markets will reduce the value of the fund's investments, regardless of how well the companies in the fund's portfolio perform.
PERFORMANCE INFORMATION

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES
(Bar chart)
Plot points
1989 21.30%
1990 1.96%
1991 19.05%
1992 9.75%
1993 14.27%
1994 0.35%
1995 36.71%
1996 21.92%
1997 24.15%
1998 15.42%

Year-to-date performance through 3/31/99 was 2.57%.
ring the periods shown in the bar chart, the highest return for a quarter was 16.62 (quarter ending
12/31/98) and the lowest return for a quarter was -
9.96% (quarter ending 9/30/98).
Average annual total returns (for periods ending 12/31/98)

                Past 1 year    Past 5 years    Past 10 years
Class IA        15.42%         19.10%          16.04%
S&P 500 Index   28.58%         24.07%          19.21%

The fund's performance is compared to the Standard &
Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.

PUTNAM VT NEW OPPORTUNITIES FUND
Goal
The fund seeks long-term capital appreciation.
Main investment strategies - GROWTH
The fund invests primarily in "growth" stocks which are stocks of companies whose earnings Putnam
Management believes are likely to grow faster than the economy as a whole. The fund may invest in companies of any size. The fund will generally invest in companies that Putnam Management identifies as offering the best prospects for long-term growth potential. Those sectors will change from time to time but the current sectors are identified later in this prospectus.
MAIN RISKS
* The risk of investing in a limited group of market sectors. Investments in the sectors identified by Putnam Management as having the potential for capital growth, even though representing interests in different companies in such industries, may be affected by common economic forces and other factors. The vulnerability of the fund to factors affecting the sectors chosen will be significantly greater than that of a fund that invests in a broader range of industries which may result in greater losses and volatility.
* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to appreciate as anticipated by Putnam
Management, regardless of movement in the securities markets. Many factors can adversely affect a stock's performance.
* The risk that movements in the securities markets will reduce the value of the fund's investments, regardless of how well the companies in the fund's portfolio perform.

PERFORMANCE INFORMATION

CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES
(Bar chart)
Plot points
1995 44.87%
1996 10.17%
1997 23.29
1998 24.38

Year-to-date performance through 3/31/99 was 6.50%.
During the periods shown in the bar chart, the highest return for a quarter was 29.33% (quarter ending
12/31/98) and the lowest return for a quarter was -
18.85% (quarter ending 9/30/98).
Average annual total returns (for periods ending 12/31/98)

                Past 1 year    Since inception (5/2/94)
Class IA        24.38%         23.19%
S&P 500 Index   28.58%         26.56%

The fund's performance has benefitted from Putnam
Management's agreement to limit the fund's expenses through the period ended 1994. The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.
Performance information will be available after the fund completes a full calendar year of operation.

PUTNAM VT UTILITIES GROWTH AND INCOME FUND

GOALS
The fund seeks capital growth and current income.

MAIN INVESTMENT STRATEGIES - VALUE STOCKS
Under normal market conditions, the fund will invest at least 65% of its total assets in equity and debt securities of companies in the public utilities industries. Most of the stocks bought by the fund are value stocks that Putnam Management believes are currently selling below their true worth. If Putnam
Management is correct and other investors recognize this discount, the price of the stock may rise. The fund mainly buys stocks of larger companies, although the fund may invest in companies of any size.

MAIN RISKS
* The risk of investing in a single group of industries. Investments in the utilities industries, even though representing interests in different companies in such industries, may be affected by common economic forces and other factors. The vulnerability of the fund to factors affecting the utilities industries will be significantly greater than that of a fund that invests in a broader range of industries, which may result in greater losses and volatility.
* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to appreciate as anticipated by Putnam
Management. Many factors can adversely affect a stock's performance, including factors related to a specific company or industry or general financial market conditions. This risk is greater for smaller companies, which tend to be more vulnerable to adverse developments.
* The risk that movements in the securities markets will reduce the value of the fund's investments, regardless of how well the companies in the fund's portfolio perform.
* The risk that the value of the fund's debt securities will fall if interest rates rise. Interest rate risk is highest for investments with long maturities.
* The risk that the companies whose debt securities the fund purchases will fail to make timely payments of interest and principal. This credit risk is higher for corporate debt securities than for U.S. Government debt securities. It is especially high for fixed-income investments of below investmentgrade quality.

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, or unfavorable political or legal developments in foreign markets. These risks are increased when investing in emerging markets.
The fund is "non-diversified," which means that it may invest more of its assets in the securities of fewer companies than a "diversified" fund. The fund may therefore be more exposed to the risk of loss from a few issuers than a fund that invests more broadly.

PERFORMANCE INFORMATION

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES
(Bar chart)
Plot points
1993 13.42%
1994 -7.02%
1995 31.08%
1996 15.80%
1997 27.10%
1998 14.92%

Year-to-date performance through 3/31/99 was -7.80%.
During the periods shown in the bar chart, the highest return for a quarter was 12.32% (quarter ending
12/31/97) and the lowest return for a quarter was -
6.76% (quarter ending 3/31/94).
Average annual total returns (for periods ending 12/31/98)

                   Past 1 year    Past 5 years    Since inception (5/4/92)
Class IA           14.92%         15.57%          14.75%
S&P 500 Index      28.58%         24.07           20.45%

The fund's performance has benefitted from Putnam
Management's agreement to limit the fund's expenses through December 31, 1992. The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.
PUTNAM VT VOYAGER FUND
Goal
The fund seeks capital appreciation.
Main investment strategies - Growth  STOCKS
The fund invests mainly in growth stocks. Growth stocks are common stocks that are issued by companies whose earnings Putnam Management believes are likely to grow faster than the economy as a whole. The fund may invest in companies of any size.
Main Risks
* The risk that the prices of the stocks in the fund's portfolio will fall, or will fail to appreciate as anticipated by Putnam Management. Many factors can adversely affect a stock's performance. This risk is greater for small or medium-size companies, which tend to be more vulnerable to adverse developments.
* The risk that movements in the securities markets will reduce the value of the fund's investments, regardless of how well the companies in the fund's portfolio perform.
PERFORMANCE INFORMATION

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES
(Bar chart)
Plot points
1989 32.38%
1990 -2.03%
1991 46.09%
1992 10.36%
1993 18.70%
1994 1.04%
1995 40.67%
1996 12.97%
1997 26.51%
1998 24.36%

Year-to-date performance through 3/31/99 was 6.13%.
During the periods shown in the bar chart, the highest return for a quarter was 27.15% (quarter ending
12/31/98) and the lowest return for a quarter was -
17.36% (quarter ending 9/30/90).
Average annual total returns (for periods ending 12/31/98)

                  Past 1 year    Past 5 years    Past 10 years
Class IA          24.36%         20.37%          20.15%
S&P 500 Index     28.58%         24.07%          19.21%

The fund's performance is compared to the Standard &
Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.

What are the funds' main investment strategies and related risks?

The funds are generally managed in styles similar to other openend investment companies which are managed by Putnam Management and whose shares are generally offered to the public. These other Putnam funds may, however, employ different investment practices and may invest in securities different from those in which their counterpart funds invest, and consequently will not have identical portfolios or experience identical investment results. Any investment carries with it some level of risk that generally reflects its potential for reward.

The first part of this section describes the investment strategies and related risks that are particular to each of the funds. The second part of this section (Common Investment Strategies and Risks) provides additional information on the investment strategies described in part one of the section. It discusses investment strategies and related risks that are common to a number of the funds. In addition, the "Fund Summaries" contain important information about the funds. Investors are urged to read the fund summary and both parts of the section that follows for complete information about the funds.

PUTNAM VT ASIA PACIFIC FUND
Under normal market conditions, the fund will seek to achieve its goal by investing mostly in common stocks issued by Asian or Pacific Basin companies. The fund may invest in both growth and value stocks. Putnam
Management will consider, among other things, a company's financial strength, competitive position in its industry and projected future earnings and dividends when deciding whether to buy or sell investments. The fund invests mainly in medium and large-sized companies but may invest in companies of any size. The fund invests in both developed and developing (also known as emerging) markets.
Geographic focus. The fund considers the following to be "Asian or Pacific Basin" companies
* companies organized under the laws of an Asian or a Pacific Basin country with a principal office in an Asian or a Pacific Basin country,
* companies that earn 50% or more of their total revenues from business in Asia or the Pacific Basin, or
*    companies whose common stock is traded
principally on a securities exchange in Asia or the Pacific Basin.
The fund anticipates that under normal market conditions it will invest 85% of its assets in Asian or Pacific Basin companies and at least 65% of its assets will be invested in securities of issuers that meet at least one of the first two criteria listed above.
Asian and Pacific Basin countries may include, for example, Australia, Hong Kong, India, Indonesia,
Japan, Korea, Malaysia, New Zealand, the People's
Republic of China, the Philippines, Singapore, Taiwan and Thailand.
Developments in Asian or Pacific Basin economies will generally have a greater effect on the fund than if it were more geographically diversified, which may result in greater losses and volatility.
PUTNAM VT DIVERSIFIED INCOME FUND

The fund pursues its goal by investing mainly in fixed-income securities in the three sectors described below in the amounts determined appropriate by Putnam
Management subject to the limitations described below.
Putnam Management expects that a substantial portion of the fund's assets will normally be invested in each of the sectors.
*    U.S. Government and Investment Grade Sector:
This sector includes
* U.S. government securities: U.S. Treasury bills, notes and bonds; and mortgage participation certificates guaranteed by the Government National Mortgage
Association ("Ginnie Mae"), Federal Housing
Administration debentures, Federal National Mortgage
Association ("Fannie Mae") bonds and Federal Home Loan
Bank debt, which are also known as mortgage-backed securities.
* Mortgage-backed securities that are privately issued which will be supported by the credit of any government agency or instrumentality.
* Other types of debt securities, such as debt securities of private issuers that are investment grade (rated
BBB or higher (or comparable unrated securities)) at the time of purchase.
Under normal market conditions, at least 65% of the assets allocated to the U.S. Government and Investment
Grade Sector will be invested in U.S. government securities and the fund will invest 20% of its net assets in U.S. government securities. Some of the U.S. government securities are supported by the full faith and credit of the United States, while others are supported only by the credit of a government entity.
*    High Yield Sector: Includes
*         high yielding, lower-rated, higher risk U.S.
and foreign corporate fixed-income securities, such as debt securities, convertible securities and preferred stock, rated at the time of purchase at least CCC (or its equivalent) by a nationally recognized securities rating agency, or if unrated determined by Putnam
Management to be of comparable quality.
*    International Sector:  Includes
* debt obligations issued or guaranteed by foreign, national, provincial, state, or other governments with taxing authority, or by their agencies or instrumentalities;
* debt obligations of supranational entities, such as international organizations designated or supported by government entities to promote economic reconstruction or development, international banking institutions and related government agencies; and
*    debt obligations and other fixed-income
securities of foreign corporate issuers and similar non-dollar denominated securities of U.S. corporate issuers.
Although the fund has the flexibility to invest in any country where Putnam Management sees potential for high income, it presently expects to invest the assets allocated to the International Sector primarily in the securities of companies in industrialized Western
European countries (including Scandinavian countries), and in Canada, Japan, Australia and New Zealand.
Putnam Management will consider, among other things, the risks and opportunities of each market sector and economic and market conditions when deciding the amount of the fund's assets to allocate to each of the three market sectors in which the fund invests.
The fund may invest substantially in debt investments rated, at the time of purchase, as low as CCC (or its equivalent) by a nationally recognized securities rating agency, and unrated investments that Putnam
Management determines are of comparable
quality. In addition, the fund may invest up to 5% of its net assets in securities rated below CCC (or its equivalent) at the time of purchase and unrated securities of comparable quality. The fund will not necessarily sell an investment if its rating is reduced.
PUTNAM VT GROWTH AND INCOME FUND

The fund pursues its goal by investing mainly in value stocks. Putnam Management will consider, among other things, a company's financial strength, competitive position in its industry and projected future earnings and dividends when deciding whether to buy or sell investments. The fund may invest in companies of any size. The fund may invest without limit in securities of foreign issuers traded in the U.S. public markets.
The fund may also invest in securities of issuers not actively traded in U.S. markets. The fund expects that its investments in such foreign securities not actively traded in U.S. markets will generally not exceed 20% of the fund's total assets, although the fund's investments in such foreign securities may exceed this amount from time to time.
PUTNAM VT NEW OPPORTUNITIES FUND

The fund pursues its goal by investing mainly in growth stocks. Putnam Management will consider, among other things, a company's financial strength, competitive position in its industry (and within the economy as a whole) and projected future earnings and dividends when deciding whether to buy or sell investments and it will also consider the relative strength and growth prospects of market sectors as compared to the economy as a whole. The fund may invest in companies of any size. The fund may invest without limit in securities of foreign issuers traded in U.S. public markets. The fund may also invest in securities of issuers not actively traded in U.S.
markets. The fund expects that its investments in such foreign securities not actively traded in U.S.
markets will generally not exceed 20% of the fund's total assets, although the fund's investments in such foreign securities may exceed this amount from time to time.

The sectors of the economy which offer above-average growth potential will change over time. At present, Putnam Management has identified the following sectors of the economy, and examples of industries within these sectors, as having an above-average growth potential over the next three to five years:

*    Personal Communications - long-distance
telephone, competitive local exchange carriers, cellular telephone, paging, personal communication networks;
* Media/Entertainment - cable television system operators, cable television network programmers, film entertainment providers, theme park operators, radio and television stations, billboard advertisers;
* Medical Technology/Cost-Containment - home and outpatient care, medical device companies, pharmaceuticals and biotechnology, health care information services, physician practice management, managed care providers;
* Industrial and Environmental Services - solid waste disposal, remediation services, oil services, independent power producers;
* Applied/Advanced Technology - database software, application software, entertainment software, networking and communications equipment, computer systems integrators, information services, semiconductors, manufacturing technology;
* Personal Financial Services - stock brokerage companies, specialty insurance companies, credit card issuers, and other consumer-oriented financial services companies;
*    Value-oriented Consuming - retailers,
restaurants, hotel chains, casino operators, travel companies, consumer franchise companies and other consumer product or service companies able to provide quality products or services at lower prices or offering greater perceived value than competitors; and
* Business Services - staffing and temporary help companies, electronic commerce services, education and training services.

Subject to the fund's investment restrictions, the fund may invest up to one-half of its assets in any one particular sector. In addition, the fund may also invest a portion of its assets in securities of companies that, although not in any of the sectors described above, Putnam Management expects to experience aboveaverage growth.

PUTNAM VT UTILITIES GROWTH AND INCOME FUND

The fund pursues its goals by investing mainly in common stocks and other securities of companies in the utilities industries. Putnam Management will consider, among other things, a company's financial strength, competitive position in its industry and projected future earnings and dividends when deciding whether to buy or sell investments. The fund may invest in companies of any size. The fund may invest without limit in securities of foreign issuers traded in U.S.
public markets. The fund may alosinvest in securities of issuers not actively traded in U.S. markets. The fund expects that its investments in such foreign securities not actively traded in U.S. markets will generally not exceed 25% of the fund's total assets, although the fund's investments in such foreign securities may exceed this amount from time to time.
The fund may invest up to 20% of its total assets in fixed-income securities that are rated below BBB (or its equivalent) by a nationally recognized securities rating agency, or, if unrated, are determined by Putnam Management to be of comparable quality. Up to 25% of the fund's assets may be invested in foreign markets.

Industry Focus. The public utilities industries include companies engaged in the manufacture, production, generation, transmission, sale or distribution of electric or gas energy or other types of energy, water supply companies and companies engaged in telecommunications, including telephone, telegraph, satellite, microwave and other communications media (but not companies engaged in public broadcasting or cable television). The fund considers a company to be in the public utilities industries if at the time of investment Putnam
Management determines that at least 50% of the company's assets, revenues or profits are derived from these industries.
Under normal market conditions, the fund will invest at least 65% of its assets in securities of issuers meeting at least one of these 50% tests.
The fund invests primarily in a single group of industries and is therefore more concentrated and less diversified than funds not primarily investing in a single group of industries. Therefore, events that affect the public utilities industries more significantly than the market as a whole will have a greater effect on the fund than a fund that is more widely diversified among a number of different industries. For example, many utility companies, especially electric, gas and other energy-related utility companies, have historically been subject to risks of increase in fuel and other operating costs, changes in interest rates on borrowings for capital improvement programs, changes in applicable laws and regulations, changes in technology which may render existing plants, equipment or products obsolete, the effects of energy conservation and operating constraints, and increased costs and delays associated with compliance with environmental regulations. In particular, regulatory changes with respect to nuclear and conventionally-fueled power generating facilities could increase costs or impair the ability of utility companies to operate such facilities or obtain adequate return on invested capital. Generally, prices charged by utilities are regulated to protect the public and also to ensure that utility companies attract funds in order to grow and continue to provide appropriate services. These pricing policies may not continue.

In recent years, regulatory changes in the United
States have increasingly allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the utilities industries. Deregulation and the emergence of new entrants have caused non-regulated providers of utility services to become a significant part of the utilities industries. Putnam Management believes that these trends will result in certain utility companies being able to earn more than their traditional regulated rates, while others may be forced to defend their core business from increased competition and may be less profitable. Although Putnam Management seeks to take advantage of favorable investment opportunities that may arise from these trends, the fund may not benefit from any such changes.

PUTNAM VT VOYAGER FUND

The fund pursues its goal by investing mainly in growth stocks. Putnam Management will consider, among other things, a company's financial strength, competitive position in its industry and projected future earnings and dividends when deciding whether to buy or sell investments. The fund may invest in companies of any size. The fund may invest without limit in securities of foreign issuers traded in U.S.
public markets. The fund may also invest in securities of issuers not actively traded in U.S.
markets. The fund expects that its investments in such foreign securities not actively traded in U.S.
markets will generally not exceed 20% of the fund's total assets, although the fund's investments in such foreign securities may exceed this amount from time to time.

COMMON INVESTMENT STRATEGIES AND RELATED RISKS

Common stocks.  Common stocks represent an ownership
interest in a company.  The value of a company's stock
may fall as a result of factors directly relating to
that company, such as decisions made by its management
or lower demand for the company's products or
services.  A stock's value may also fall because of
factors affecting multiple companies in a number of
different industries, such as increases in production
costs.  The value of a company's stock may also be
affected by changes in financial market conditions
that are relatively unrelated to the company or its
industry, such as changes in interest rates or
currency exchange rates.  In addition, a company's
stock generally pays dividends only after the company
makes required payments to holders of its bonds and
other debt.  For this reason, the value of the stock
will usually react more strongly than the bonds and
other debt to actual or perceived changes in the
company's financial condition or prospects.
Growth stocks. Certain funds may invest in
growth stocks. Growths stocks are stocks of companies
Putnam Management believes have earnings that are
likely to grow faster than the economy as a whole.
These growth stocks typically trade at higher
multiples of current earnings than other stocks.
Therefore, the values of growth stocks may be more
sensitive to changes in current or expected earnings
than the values of other stocks.  If  Putnam
Management's assessment of the prospects for the
company's earnings growth is wrong, or if its judgment
about how other investors will value the company's
earnings growth is wrong, then the price of the
company's stock may fall or not approach the value
that Putnam Management has placed on it.
Value stocks.  Certain funds may also invest in
companies that are not expected to experience
significant earnings growth, but whose stock Putnam
Management believes is undervalued compared to its
true worth.  These companies may have experienced
adverse business developments or may be subject to
special risks that have caused their stocks to be out
of favor.  If Putnam Management's assessment of a
company's prospects is wrong, or if other investors do
not eventually recognize the value of the company,
then price of the company's stock may fall or may not
approach the value that Putnam Management has placed
on it.
Smaller companies.  Certain funds can invest in small
and mediumsized companies, including companies with
market capitalizations of less than $500 million.
These companies are more likely than larger companies
to have limited product lines, markets or financial
resources, or to depend on a small, inexperienced
management group.  Stocks of these companies may trade
less frequently and in limited volume, and their
prices may fluctuate more than stocks of other
companies.  Stocks of these companies may therefore be
more vulnerable to adverse developments than those of
larger companies.
Foreign investments.  Each of the funds may invest in
securities of foreign issuers.  Foreign investments
involve certain special risks, including
* Unfavorable changes in currency exchange rates:
Foreign investments are normally issued and traded in
foreign currencies. As a result, their values may be
affected by changes in the exchange rates between
particular foreign currencies and the U.S. dollar.
* Political and economic developments: Foreign
investments may be subject to the risks of seizure by
a foreign government, imposition of restrictions on
the exchange or transport of foreign currency, and tax
increases.
* Unreliable or untimely information: There may be
less information publicly available about a foreign
company than about most U.S. companies, and foreign
companies are usually not subject to accounting,
auditing and financial reporting standards and
practices comparable to those in the United States.
* Limited legal recourse: Legal remedies for investors
such as the fund may be more limited than those
available in the United States.
* Limited markets: Certain foreign investments may be
less liquid (harder to buy and sell) and more volatile
than domestic investments, which means the fund may at
times be unable to sell these foreign investments at
desirable prices.  For the same reason, the fund may
at times find it difficult to value its foreign
investments.
* Trading practices: Brokerage commissions and other
fees are generally higher for foreign investments than
for domestic investments.  The procedures and rules
for settling foreign transactions may also involve
delays in payment, delivery or recovery of money or
investments.
* Lower yield: Common stocks of foreign companies have
historically offered lower dividends than comparable
U.S. companies.  Foreign withholding taxes may further
reduce the amount of income available to distribute to
shareholders of the fund.  The fund's yield is
therefore expected to be lower than yields of most
funds that invest mainly in common stocks of U.S.
companies.
* Emerging markets.  The risks of foreign investments
are typically increased in less developed and
developing countries, which are sometimes referred to
as emerging markets.  For example, political and
economic structures in these countries may be young
and developing rapidly, which can cause instability.
These countries are also more likely to experience
high levels of inflation, deflation or currency
devaluation, which could hurt their economies and
securities markets.  For these and other
reasons, investments in emerging markets are often
considered speculative.
Certain of these risks may also apply to some extent
to U.S.traded investments that are denominated in
foreign currencies, investments in U.S. companies that
are traded in foreign markets, or to investments in
U.S. companies that have significant foreign
operations.  Special U.S. tax considerations may apply
to the fund's foreign investments.
Fixed-income investments.   Each of the funds may
invest in fixed income securities. The value of a fixed-income investment may fall as a result of factors directly relating to the issuer of the security, such as decisions made by its management or a reduction in its credit rating. An investment's value may also fall because of factors affecting not just the issuer, but other issuers, such as increases in production costs. The value of an investment may also be affected by general changes in financial market conditions, such as changing interest rates or currency exchange rates.
Interest rate risk. The values of fixed-income investments usually rise and fall in response to changes in interest rates. Declining interest rates will generally raise the value of existing fixed-income investments, and rising interest rates will generally lower the value of existing fixed-income investments. Changes in the values of fixed-income investments usually will not affect the amount of income a fund receives from them, but will affect the value of a fund's shares. Interest rate risk is often greater for investments with longer maturities.
Credit risk. Investors normally expect to be compensated in proportion to the risk they assume.
Fixed-income investments of companies with poor credit usually offer higher yields than those of companies with better credit. Higher-rated investments generally offer lower-credit risk, but not lower interest rate risk. The value of a higher-rated investment still fluctuates in response to changes in interest rates.
"Zero coupon" bonds and "payment-in-kind" bonds. Zero coupon bonds are issued at less than face value and make payments of interest only at maturity rather than at intervals during the life of the bond. Payment-in-kind bonds give the issuing company the option to make interest payments in additional bonds rather than in cash. Both kinds of bonds allow a company to avoid generating cash to make current interest payments.
These bonds therefore involve greater credit risk and are subject to greater price fluctuations than bonds that pay current interest in cash. Lower-rated investments. Certain of the funds may invest a significant portion of their assets in securities that are below BBB (or its equivalent) and comparable unrated securities that are considered below investment grade and are commonly known as "junk bonds." These investments are considered to be of poor standing and mainly speculative, and those rated
CCC may be in default.
The lower ratings of these investments reflect a greater possibility that the issuing companies may be unable to make timely payments of interest and principal and thus default. There may be an increased risk of default in adverse economic conditions. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile. A default or expected default could also make it difficult for a fund to sell the investments at prices approximating the values the fund had previously placed on them. Because junk bonds are traded mainly by institutions, they usually have a limited market, which may at times make it difficult for the fund to establish their fair value.
Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of purchase.
The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition and does not reflect an assessment of an investment's volatility or liquidity.
Although Putnam Management considers credit ratings in making investment decisions, it performs its own investment analysis and does not rely only on ratings assigned by the rating agencies. Putnam Management seeks to minimize the risks of fixed-income investments through careful analysis of such factors as a company's experience, managerial strength, financial condition, borrowing requirements and debt maturity schedule. When a fund buys fixed-income investments of a company with poor credit prospects, the achievement of its goals depends more on Putnam
Management's ability than would be the case if the fund were buying fixed-income investments of a company with better credit prospects
Because the likelihood of default is higher for the lower-rated investments in which certain funds invest, funds investing in high yield securities are more likely to have to participate in various legal proceedings or to take possession of and manage assets that secure the issuing company's obligations. This could increase the affected fund's operating expenses and decrease its net asset value.
At times a fund, either by itself or together with other funds and accounts managed by Putnam Management or its affiliates, may own all or most of the fixed-income investments of a particular issuer. This concentration of ownership may make it more difficult to sell, or determine the fair value of, these investments.
Although they are generally thought to have lower credit risk, investment grade fixed-income investments may share some of the risks of lower-rated investments.

Although U.S. government investments are generally considered to have the least credit reisk - the risk that the issuer will fail to make timely payments of interest and principal - they are not completely free of credit risk. While certain U.S. government securities, such as U.S. Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S. government, other securities in which the fund may invest are subject to varying degrees of risk. The risk factors include the creditworthiness of the issuer and, in the case of mortage-backed securities, the ability of the underlying mortgagors or other borrowers to meet their obligations. In addition, the values of these investments will still fluctuate in response to changes in interest rates.

Investments in premium securities. The funds may invest in socalled "Premium" investments, which offer interest rates higher than prevailing market rates.
In addition, during times of declining interest rates, many of the affected funds' investments may offer interest rates that are higher than current market rates. When a fund holds these "premium" investments, shareholders are likely to receive higher dividends
(but will bear a greater risk that the value of the fund's shares will fall) than they would if the fund held investments that offered current market rates of interest. Premium investments involve a greater risk of loss, because their values tend to decline towards the face value over time.

Prepayments generally cause losses on premium investments, because prepayments are made at face value and do not reflect any premium over face value.
Investors may find it useful to compare the relevant fund's yield, which reflects amortization of market premiums, with its current dividend rate, which does not reflect that amortization.

Illiquid securities.  Each fund (other than Putnam VT
Money Market Fund) may invest up to 15% of its assets in illiquid securities.
Putnam VT Money Market Fund may invest up to 10% of its assets in illiquid securities. The sale of these securities is usually restricted under federal securities laws. As a result of illiquidity, the fund may not be able to sell these securities when Putnam
Management considers it desirable to do so or may have to sell them at less than fair market value.

Mortgage-backed and asset-backed securities.   Certain
funds may invest in asset-backed and mortgage-backed securities. Assetbacked and mortgage-backed securities include collateralized mortgage obligations
(CMOs) and certain stripped mortgage-backed securities. CMOs and other mortgage-backed securities represent participations in, or are secured by, mortgage loans and include:

- Certain securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities;

- Securities issued by private issuers that represent an interest in or are secured by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and

- Securities issued by private issuers that represent an interest in or are secured by mortgage loans or mortgage-backed securities.

Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. A fund may invest in both the interest-only or "IO" class and the principal only or "PO" class. The yield to maturity on an IO or PO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. Also, the secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a fund's ability to buy or sell those securities at any particular time.

Certain funds may also invest in asset-backed securities. Assetbacked securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and a partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. A fund may have to invest the proceeds from prepaid investments under less attractive terms and yields.

Prepayments are particularly common during periods of declining interest rates, when property owners seek to refinance their mortgages at more favorable terms; the reverse is true during periods of rising interest rates.

Mortgage-backed investments are therefore less likely to increase in value during periods of declining interest rates than other debt of comparable maturities, although they may have a similar or even higher risk of decline in value during periods of rising interest rates and can increase the volatility of the fund.
CMOs are issued with a number of classes or series that have different maturities and that may represent interests in some or all of the interest or principal on the underlying collateral. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a fund.
Derivatives. The funds may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. The fund's return on a derivative typically depends on the change in the value of the investment, pool of investments index or currency specified in the derivative instrument.
The funds may use derivatives both for hedging and non-hedging purposes. The decision as to whether and to the extent the fund will use derivative hedging purposes will depend upon a number of factors, including market conditions, the funds' investments and the availablility of suitable derivatives.
Derivatives involve special risks and may result in losses. The funds will be dependent on Putnam
Management's ability to analyze and manage these sophisticated instruments. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the fund.
     Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party will not meet its obligations to the fund. For further information about the risks of derivatives, see the statement of additional information (SAI).
Frequent trading. The funds may buy or sell investments relatively often, which involves higher brokerage commissions and other expenses.
Other investments. In addition to the main investment strategies described above, the funds may also make other types of investments, and therefore may be subject to other risks, as described in the funds'
SAI.
Alternative strategies. At times Putnam Management may judge that market conditions make pursuing a funds' investment strategies inconsistent with the best interests of its shareholders. Putnam Management then may temporarily use alternative strategies that are mainly designed to limit a fund's losses.
Although Putnam Management has the flexibility to use these strategies, it may choose not to for a variety of reasons, even in very volatile market conditions.
These strategies may cause the affected fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.
Changes in policies. The Trust's Trustees may change any of the funds' goals, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the funds?
The Trust's Trustees oversee the general conduct of
each fund's business.  The Trustees have retained
Putnam Management to be the funds' investment manager,
responsible for making investment decisions for the
funds and managing the funds' other affairs and
business.  Each fund pays Putnam Management a
quarterly management fee for these services based on
the fund's average net assets. Putnam Management's
address is One Post Office Square, Boston, MA 02109.
The funds paid Putnam Management management fees in
the following amounts (reflected as a percentage of
average net assets for each fund's last fiscal year):
Putnam VT Asia Pacific Growth Fund .80% Putnam VT
Diversified Income Fund  .67% Putnam VT Growth and
Income Fund   .46%
Putnam VT New Opportunities Fund .56%
Putnam VT Utilities Growth and Income Fund   .65%
Putnam VT Voyager Fund   .54%

The following officers of Putnam Management have had primary responsibility for the day-to-day management of the relevant fund's portfolio since the years shown below. Their experience as either portfolio managers or investment analysts over the last five years is also shown.

                                   Business experience
Fund name                 Year     (at least 5 years)
---------------------    -------   -------------------------

Putnam VT Asia Pacific
 Growth Fund

Paul Warren               1997      Employed by Putnam Management since 1997.
Senior Vice President               Prior to May, 1997, Mr. Warren was
                                    employed by IDS Fund Management.  Prior
                                    to August 1994, he was employed by
                                    Pilgrim Baxter Associates.

Carmel Peters             1999      Employed by Putnam Management since 1997.
Senior Vice President               Prior to May 1997, Ms. Peters was
                                    employed at Wheelock Natwest
                                    Investment Management, Hong Kong, and
                                    prior to February 1996, Ms. Peters was
                                    employed at Rothschild Asset Management
                                    Asia Pacific, Hong Kong.

Putnam VT Diversified
  Income Fund

William Kohli             1994      Employed by Putnam Management since 1994.
Managing Director                   Prior to September, 1994, Mr. Kohli was
                                    employed by Global Bond Management.

Jennifer E. Leichter      1993      Employed by Putnam Management since 1987.
Managing Director

David L. Waldman          1998      Employed by Putnam Management since 1997.
Managing Director                   Prior to June 1997, Mr.Waldman was
                                    employed at Lazard Freres and
                                    prior to April 1995, was employed at
                                    Goldman Sachs.

Jeffrey A. Kaufman        1998      Employed by Putnam Management since 1998.
Senior Vice President               Prior to August 1998, Mr. Kaufman
                                    was employed by MFS Investment Management.
Putnam VT Growth and
 Income Fund

David L. King             1993      Employed by Putnam Management since 1983.
Managing Director

Hugh H. Mullin            1998      Employed by Putnam Management since 1986.
Senior Vice President

Sheldon N. Simon          1997      Employed by Putnam Management since 1984.
Senior Vice President

Putnam VT New
 Opportunities Fund

Daniel L. Miller          1994      Employed by Putnam Management since 1983.
Managing Director

Jeffrey R. Lindsey        1999      Employed by Putnam Management since 1994.
Senior Vice President

Putnam VT Utilities
 Growth and Income Fund

Krishna K. Memani             1999     Employed by Putnam Management since 1998.
Managing Director                      Prior to September 1998, Mr. Memani
                                       was employed by Morgan Stanley & Co.

Jeanne L. Mockard             1998     Employed by Putnam Management since 1990.
Senior Vice President

Putnam VT Voyager Fund

Robert R. Beck                1995    Employed by Putnam Management since 1989.
Managing Director

Roland W. Gillis            1995     Employed by Putnam Management since 1995.
Managing Director                    Prior to March, 1995, Mr. Gillis was
                                     employed by Keystone Custodian Funds, Inc.

Michael P. Stack            1997     Employed by Putnam Management since 1997.
Senior Vice President                Prior to November, 1997, Mr. Stack was
                                     employed by Independence Investment
                                     Associates, Inc.

Charles H. Swanberg         1994     Employed by Putnam Management since 1984.
Senior Vice President

Michael E. Nance            1999     Employed by Putnam Management since 1994.
Senior Vice President                Prior to June 1994, Mr. Nance attended
                                     the University of Chicago Graduate
                                     School of Business.

Year 2000 Issues. The funds could be adversely affected if the computer systems used by Putnam
Management and the funds' other service providers do not properly process and calculate the daterelated information relating to the end of this century and the beginning of the next. While year 2000-related computer problems could have a negative effect on a fund, both in its operations and in its investments, Putnam Management is working to avoid such problems and to obtain assurances from service providers that they are taking similar steps. No assurances, though, can be provided that the funds will not be adversely impacted by these matters.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the funds with Putnam Mutual Funds, One Post Office
Square, Boston, Massachusetts 02109.  Putnam Mutual
Funds presently offers shares of each fund of the Trust continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Mutual Funds accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Mutual Funds may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order.
Orders for purchases or sales of shares of a fund must be received by Putnam Mutual Funds before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

Please check with your insurance company to determine which funds are available under your variable annuity contract or variable life insurance policy. Certain funds may not be available in your state due to various insurance regulations. Inclusion in this prospectus of a fund that is not available in your state is not to be considered a solicitation. This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The funds currently do not foresee any disadvantages to policyowners arising out of the fact that the funds offer their shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more funds and shares of another fund may be substituted. This might force a fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of any fund to any separate account or may suspend or terminate the offering of shares of any fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund.
Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.
How do the funds price their shares?

The price of a fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares.
Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

Each fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value. Putnam VT Money Market Fund values all of its investments at amortized cost.

Each fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect each fund's NAV. Because foreign markets may be open at different times than the New York Stock
Exchange, the value of each fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of each fund's foreign investments (other than Putnam VT
Money Market Fund) occur between the close of foreign markets and the close of regular trading on the New
York Stock Exchange, these investments will be valued at their fair value.

Fund distributions and taxes

Each of the other funds will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of such funds unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date distributions are reinvested using the net asset value determined on the day following the distribution payment date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts.
However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59
1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each fund intends to comply with these requirements. If a fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

Each fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

Fund investments in foreign securities may be subject to withholding taxes at the source on dividend or interest payments. In that case, a fund's yield on those securities would be decreased.

A fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights table is intended to help you understand the funds' recent financial performance.
Certain information
reflects financial results for a single fund share.
The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from each fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP.
Its report and the fund's financial statements are included in the funds' annual report to shareholders, which is available upon request.
Financial Highlights

     Investment Operations    Less Distributions:
                                         Net                                                   From     Net Asset     Net
            Realized and    Total       From        In Excess        Net      In Excess of
               Value,     Investment  Unrealized     from Net of     Net        net         Realized   Net Realized
Year         Beginning      Income   Gain (Loss) on  Investment   Investment Investment     Gain on    Gain on
ended        of Period      (Loss)    Investments    operations     Income     Income      Investments Investments

Putnam VT Asia Pacific Growth Fund
1998         $9.20          $.08(a)   $(.56)          $(.48)        $(.38)    $-            $-          $-
1997          11.01          .07       (1.66)          (1.59)        (.22)     -             -           -
1996          10.23          .05        .88              .93         (.15)     -             -           -
1995***       10.00          .06(a)(b)  .17              .23          -        -             -           -

Putnam VT Diversified Income Fund
1998         $11.31         $.86(a)    $(.99)           $(.13)       $(.48)   $-            $(.21)      $-
1997          11.27          .82(a)     (.05)             .77         (.63)    -             (.10)       -
1996          11.03          .80(a)      .11              .91         (.67)    -             -           -
1995           9.74          .71        1.09             1.80         (.51)    -             -           -
1994          10.23          .61       (1.04)            (.43)        (.06)    -             -           -

Putnam VT Growth and Income Fund
1998         $28.32         $.44(a)    $3.77            $4.21        $(.50)   $-             $(3.26)    $-
1997          24.56          .48        5.07             5.55         (.52)    -              (1.27)     -
1996          21.47          .65(a)     3.84             4.49         (.51)    -              (.89)      -
1995          16.44          .53        5.31             5.84         (.51)    -              (.30)      -
1994          17.38          .50        (.48)             .02         (.38)    -              (.58)      -

Putnam VT New Opportunities Fund
1998         $21.23        $(.04)      $5.19             $5.15        $-      $-              $(.32)     $-
1997          17.22         -(e)        4.01              4.01         -       -               -          -
1996          15.63         (.01)       1.60              1.59         -       -               -          -
1995          10.82         -           4.84              4.84         -       -               (.02)      -
1994******    10.00         -(b)         .82               .82         -       -               -          -

Putnam VT Utilities Growth and Income Fund
1998         $17.14        $.54(a)     $1.90             $2.44        $(.51)  $-              $(.88)     $-
1997          14.80         .53         3.11              3.64         (.55)   -               (.75)      -
1996          13.28         .54         1.49              2.03         (.51)   -               -          -
1995          10.68         .53         2.65              3.18         (.58)   -               -          -
1994          12.00         .60        (1.44)             (.84)        (.35)   -               (.12)      (.01)

Putnam VT Voyager Fund
1998         $39.08        $.05(a)     $9.26              $9.31        $(.10) $-              $(2.44)    $-
1997          32.53         .10         8.01               8.11         (.07)  -               (1.49)     -
1996          30.50         .09         3.75               3.84         (.13)  -               (1.68)     -
1995          22.20         .10         8.76               8.86         (.07)  -               (.49)      -
1994          22.41         .07          .14                .21         (.05)  -               (.37)      -

                                                      Total                                  Ratio of Net
               Investment                 Ratio of  Investment     From                       Net Asset       Return at
               Income (Loss)
               to Return of  Total       Value, End Net Asset    End of Period  Average Net    Average Net    Portfolio
                Capital   Distributions   of Period Value(%)(c)  (in thousands) Assets(%)(d)   Assets(%)      Turnover

Putnam VT Asia Pacific Growth Fund
1998            $(.01)    $(.39)           $8.33     (5.48)       $90,667        1.12           1.01           136.49
1997             -         (.22)            9.20    (14.66)        112,902       1.07            .70           102.92
1996             -         (.15)           11.01      9.10         130,548       1.23            .84           66.10
1995***          -         -               10.23      2.30*         25,045        .81(b)*        .72(b)*       67.72*

Putnam VT Diversified Income Fund
1998            $-       $(.69)           $10.49     $(1.37)       $669,053      $.78            7.94          186.80
1997             -        (.73)            11.31       7.38         608,148       .80            7.43          282.56
1996             -        (.67)            11.27       8.81         494,811       .83            7.45          235.53
1995             -        (.51)            11.03      19.13         303,721       .85            7.85          297.17
1994             -        (.06)             9.74      (4.23)        215,935       .80            7.60          165.17

Putnam VT Growth and Income Fund
1998            $-       $(3.76)          $28.77     $15.42        $9,948,386    $.50            1.59          63.62
1997             -        (1.79)           28.32      24.15         8,337,334     .51            2.08          64.96
1996             -        (1.40)           24.56      21.92         5,679,100     .54            2.90          39.57
1995             -         (.81)           21.47      36.71         3,312,306     .57            3.34          50.87
1994             -         (.96)           16.44        .35         1,907,380     .62            3.64          46.43

Putnam VT New Opportunities Fund
1998            $-        $(.32)           $26.06       $24.38     $3,586,225     .61            (.16)         59.75
1997             -         -                21.23        23.29      2,590,244     .63            (.01)         71.78
1996             -         -                17.22        10.17      1,674,197     .72            (.13)         57.94
1995            (.01)      (.03)            15.63        44.87      515,109       .84            (.03)         30.87
1994******       -         -                10.82         8.20*     68,592        .47(b)*         .03(b)*      32.77*

Putnam VT Utilities
 Growth and Income Fund
1998            $-        $(1.39)          $18.19        14.92     $1,015,327     .72            3.19          24.77
1997             -         (1.30)           17.14        27.10      822,257       .74            3.63          42.46
1996             -         (.51)            14.80        15.80      657,429       .73            4.22          61.94
1995             -         (.58)            13.28        31.08      530,461       .68            4.72          60.33
1994             -         (.48)            10.68        (7.02)     384,169       .68            5.23          84.88

Putnam VT Voyager Fund
1998            $-        $(2.54)          $45.85        24.36     $5,803,073     .58             .14          62.99
1997             -         (1.56)           39.08        26.51      4,538,535     .59             .30          82.00
1996             -         (1.81)           32.53        12.97      3,281,490     .63             .36          63.87
1995             -          (.56)           30.50        40.67      2,000,232     .68             .49          57.51
1994             -          (.42)           22.20         1.04      1,026,972     .71             .40          62.44

*    Not annualized.
**   For the period May 1, 1994 (commencement of operations) to
December 31, 1994.
***  For the period May 1, 1995 (commencement of operations) to
December, 1995.
**** For the period January 2, 1997 (commencement of operations) to December 31, 1997.
*****     For the period April 6, 1998 (commencement of operations) to
December 31, 1998.
******    For the period April 30, 1998 (commencement of operations) to
December 31, 1998.
*******   For the period September 30, 1998 (commencement of operations) to
December 31, 1998.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of Putnam VT Asia Pacific Growth Fund for the period ended 1995 reflect a reduction of approximately $0.03 per share, expenses of Putnam VT New Opportunities
Fund for the period ended 1994 reflect a reduction of approximately $0.02 per share.

(c)  Total investment return assumes dividend reinvestment.

(d) The ratio of expenses to average net assets for the periods ended on or after 1995 includes amounts paid through expense offset and brokerage service arrangements. Prior period ratios exclude these amounts.

(e) Net investment income distributions from net investment income and returns of capital were less than $0.01 per share.



For more information
about the funds of Putnam Variable Trust

The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the funds. The
SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the funds' shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The
Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about the funds and other
Putnam funds, or make shareholder inquiries, by contacting your financial advisor or by calling
Putnam toll-free at 1-800-225-1581.
You may review and copy information about the funds, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-800-
SEC-0330 for information about the operation of the public reference room. You may also access reports and other information about the fund on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference
Section of the Commission, Washington, D.C. 20549-
6009. You may need to refer to the fund's file number.

Putnam INVESTMENTS

     One Post Office Square
     Boston, Massachusetts 02109
     1-800-752-9894

     Address correspondence to
     Putnam Investor Services
     P.O. Box 989
     Boston, Massachusetts 02103


     www.putnaminv.com

     File No. 811-5346

     Putnam Mutual Funds
     Corp. Member, NASD, Inc.

PUTNAM VARIABLE TRUST
PROSPECTUS Class IB Shares
APRIL 30, 1999


Putnam Variable Trust (the "Trust") offers shares of beneficial interest in separate investment portfolios
(collectively, the "funds") for purchase by separate accounts of various insurance companies. The funds, which have different investment objectives and policies, offered by this prospectus are:

Growth Funds                   Growth and Income         Money Market Fund
Putnam VT Global Growth Fund   Putnam VT New Value Fund  Putnam VT Money
                                                         Market Fund

This prospectus explains what you should know about the funds in Putnam Variable Trust, which are available for purchase by separate accounts of insurance companies.

Putnam Investment Management, Inc. (Putnam
Management), which has managed mutual funds since
1937, manages the funds. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

CONTENTS

Fund summaries (including Goal, Main investment strategies, Main risks and Performance information)
What are the funds main investment strategies and related risks? Who manages the funds?
How to buy and sell fund shares.
Distribution Plan
How do the funds price their shares?
Fund distributions and taxes
Financial highlights
Fund summaries
The following summaries identify each fund's goal, principal investment strategies and the main risks that could adversely affect the value of a fund's shares and the total return on your investment. Each summary also contains performance information that provides some indication of each fund's risks. The chart contained in each summary shows year-to-year changes in the performance of the fund's class IB shares which are based on class IA shares and adjusted to reflect payments under the class IB distribution plan. A table following each chart compares the fund's performance to that of broad measures of market performance. Of course, a fund's past performance is not necessarily an indication of future performance.
None of the performance information reflects the impact of insurance-related charges or expenses.
Please refer to the prospectus for your insurance contract for information about those charges and performance data reflecting those charges and expenses.

Class IB performance for the period prior to April 30, 1998 for Putnam VT Global Growth Fund, Putnam VT Money
Market Fund and Putnam VT New Value Fund are based upon performance of class IA shares of the fund restated to reflect the fees for class IB shares including a 12b-1 fee of 0.15%.

More detailed descriptions of the funds, including the risks associated with investing in the funds, can be found further back in this prospectus. Please be sure to read this additional information before you invest.

You can lose money by investing in any of the funds.
A fund may not achieve its goals, and none of the funds are intended as a complete investment program.
An investment in any fund is not a deposit of a bank and is not insured or guaranteed by the Federal
Deposit Insurance Corporation or any other government agency. Although Putnam VT Money Market Fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in that fund.


PUTNAM VT GLOBAL GROWTH FUND
Goal
The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES - GROWTH STOCKS
The fund invests mainly in growth stocks, which are those issued by companies whose earnings Putnam
Management believes are likely to grow faster than the economy as a whole. Growth in earnings may lead to an increase in the price of the stock. Under normal market conditions, the fund generally diversifies its investments among a number of different countries by investing at least 65% of its total assets in at least three countries, one of which may be the United
States.

The fund invests mainly in medium and large-sized companies, although it can invest in companies of any size. Although the fund emphasizes investments in developed countries, it may also invest in companies located in developing (also known as emerging) markets.

MAIN RISKS
* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments in foreign markets. These risks are increased for investments in emerging markets.
* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to appreciate as anticipated by Putnam
Management. Many factors can adversely affect a stock's performance, including factors relating to a specific company or industry or general financial market conditions. This risk is generally greater for small and mediumsized companies, which tend to be more vulnerable to adverse developments.
* The risk that movements in the securities markets will reduce the value of the fund's investments, regardless of how well the companies in which the fund invests perform.
PERFORMANCE INFORMATION

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES
(Bar chart)
Plot points
1991 14.84%
1992 -0.51%
1993 32.20%
1994 -1.11%
1995 15.50%
1996 17.03%
1997 14.16%
1998 29.65%

Year-to-date performance through 3/31/99 was 2.92%.
During the periods shown in the bar chart, the highest return for a quarter was 22.32% (quarter ending
12/31/98) and the lowest return for a quarter was -
12.18% (quarter ending 9/30/98).
Average annual total returns (for periods ending 12/31/98)

                  Past 1 year    Past 5 years    Since inception (5/1/90)
Class IB          29.65%         14.62%          12.53%
MSCI World Index  29.34%         15.69%          12.60%

The fund's performance is compared to the Morgan
Stanley Capital International World Index, an unmanaged index of international equity securities with all values expressed in U.S. dollars.

PUTNAM VT MONEY MARKET FUND
Goal
The fund seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity.

Main investment strategy - iNcOME
The fund seeks to maintain a stable net asset asset value of $1.00 per share.

The fund's investments are primarily
*    high quality money market instruments, and
* short-term (with a dollar-weighted average portfolio maturity of 90 days or less).
Main risks
While money market funds are designed to be relatively low risk investments, they are not entirely free of risk. The main risks that could adversely affect the value of the fund's shares and the total return and yield on your investment include
* the risk that the value of your investment may be eroded over time by the effects of inflation, and
* the risk that, as a result of a deterioration in the credit quality of issuers whose securities the fund holds or an increase in interest rates, the fund may be unable to maintain a net asset value of $1.00 per share

PERFORMANCE INFORMATION

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES
(Bar chart)
Plot points
1989 8.71%
1990 7.81%
1991 5.76%
1992 3.42%
1993 2.64%
1994 3.67%
1995 5.30%
1996 4.93%
1997 5.06%
1998 5.12%

Year-to-date performance through 3/31/99 was 1.11%.
During the periods shown in the bar chart, the highest return for a quarter was 2.31% (quarter ending 6/30/89) and the lowest return for a quarter was 0.63% (quarter ending 6/30/93).
Average annual total returns (for periods ending 12/31/98)

                        Past 1 year    Past 5 years    Past 10 years
Class IB                5.12%          4.82%           5.23%
Merrill Lynch 91-Day
Treasury Bill Index     5.23%          5.22%           5.69%
Lipper Money Market
Average                 5.10%          4.90%           5.32%

The fund's performance is compared to the Merrill
Lynch 91-Day Treasury Bill Index, an unmanaged index that seeks to measure the performance of short-term
U.S. Treasury bills currently available in the marketplace. The Lipper Money Market Average is an arithmetic average of the total return of all money market mutual funds tracked by Lipper Analytical
Services.


PUTNAM VT NEW VALUE FUND
Goal
The fund seeks long-term capital appreciation.
Main investment strategies - VALUE STOCKS
Under normal market conditions, the fund invests in value stocks, which are common stocks that Putnam
Management believes are
undervalued at the time of purchase and have the potential for long-term capital appreciation. If
Putnam Management is correct and other investors recognize this discount, the price of the stock may rise. The fund may invest in companies of any size.
MAIN RISKS
* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to appreciate as anticipated by Putnam
Management. Many factors can adversely affect a stock's performance. This risk is greater for small and medium-sized companies, which tend to be more vulnerable to adverse developments.
* The risk that movements in the securities markets will reduce the value of the fund's investments, regardless of how well the companies in the fund's portfolio perform.
PERFORMANCE INFORMATION

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES
(Bar chart)
Plot points
1998 6.11%
Year-to-date performance through 3/31/99 was 5.17%.
During the periods shown in the bar chart, the highest return for a quarter was 16.45% (quarter ending
12/31/98) and the lowest return for a quarter was -
12.09% (quarter ending 9/30/98).
Average annual total returns (for periods ending
12/31/98)

                   Past 1 year    Since inception (1/2/97)
Class IB           6.11%          11.66%
S&P 500 Index      28.58%         31.40%

The fund's performance has benefitted from Putnam
Management's agreement to limit the fund's expenses through 1998. The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.

What are the funds' main investment
strategies and related risks?

The funds are generally managed in styles similar to other openend investment companies which are managed by Putnam Management and whose shares are generally offered to the public. These other Putnam funds may, however, employ different investment practices and may invest in securities different from those in which their counterpart funds invest, and consequently will not have identical portfolios or experience identical investment results. Any investment carries with it some level of risk that generally reflects its potential for reward.

The first part of this section describes the investment strategies and related risks that are particular to each of the funds. The second part of this section (Common Investment Strategies and Risks) provides additional information on the investment strategies described in part one of the section. It discusses investment strategies and related risks that are common to a number of the funds. In addition, the "Fund Summaries" contain important information about the funds. Investors are urged to read the fund summary and both parts of the section that follows for complete information about the funds.
PUTNAM VT GLOBAL GROWTH FUND
The fund pursues its goal by investing mainly in growth stocks issued by companies worldwide. Putnam
Management will consider, among other things, a company's financial strength, competitive position in its industry and projected future earnings and dividends when deciding whether to buy or sell investments. The fund may invest in companies of any size and in developing (also known as emerging) markets.
PUTNAM VT MONEY MARKET FUND

The fund pursues its goal by investing in high quality, short term money market investments, such as commercial paper, U.S. government debt and repurchase agreements, corporate obligations and certificates of deposit and bankers acceptances issued by banks with deposits in excess of $2 billion (or the foreign currency equivalent) at the close of the last calendar year. If the Trustees change this minimum deposit requirement, shareholders would be notified. The fund may invest without limit in money market instruments of foreign issuers that are denominated in U.S.
dollars and bank certificates of deposit and bankers' acceptances payable in U.S. dollars by foreign banks or foreign branches of U.S. banks.
Credit quality. The fund buys only high quality investments that Putnam Management believes present minimal credit risk at the time of purchase. High quality investments are
* rated in one of the two highest categories by at least two nationally recognized rating services, or
* rated by one rating service in one of its service's two highest categories (if only one rating service has provided a rating) or * unrated investments that Putnam Management determines are of equivalent quality
 To maintain liquidity and preserve capital, the fund may decide not to buy investments that pay the highest available yields at any particular time.
     Thus, debt of issuers with good credit prospects usually offers lower yields than that of issuers with less secure credit prospects. Higher-rated investments generally offer lower credit risk, but not necessarily lower interest rate risk. The value of a higher-rated investment can still fluctuate in response to changes in interest rates.
Concentration of investments. The fund may invest without limit in money market investments from the banking, personal credit and business credit industries when Putnam Management believes the yield and marketability of those investments justify any additional risks that may arise from a concentration of investments in those industries. The fund will invest over 25% of its assets in money market investments from the personal credit or business credit industries only when Putnam Management determines that the yields on those investments exceed the yields that are available from eligible investments of issuers in other industries.
The value of the fund's shares may be more vulnerable than the values of shares of money market funds that invest in issuers in a greater number of industries.
To the extent that the fund invests significantly in a particular industry, it runs an increased risk of loss if economic or other developments that affect that industry cause the prices of related money market investments to fall.
Letters of credit & other credit enhancements. The fund may buy investments backed by credit enhancements such as letters of credit, which are designed to give additional protection to investors. For example, if an issuer of a note does not have the credit rating usually required by the fund, another company may use its higher credit rating to back up the credit of the issuer of the note by selling the issuer a letter of credit. The main risk in investments backed by a letter of credit is that the company issuing the letter of credit will not be able, or will be thought to be unlikely to be able, to fulfill its obligations to the fund.
Short-term maturity. The fund invests in short-term money market instruments. The dollar-weighted average portfolio maturity will not exceed 90 days and the fund may not hold a security with a remaining maturity of more than 397 days. Although these policies tend to reduce risk (see "interest rates" below), short-term investments generally have lower yields than longer-term investments.
Insurance. The fund has bought liability insurance that insures it against a decrease in the value of its investments arising from the issuer's default or bankruptcy. The insurance covers most of the fund's investments, other than U.S. government securities.
Although the insurance may provide the fund with some protection against certain credit risks, it does not guarantee or insure that the fund will be able to maintain a stable net asset value of $1.00 per share.
The maximum total coverage for the fund is $30 million, with a deductible for each loss of $1 million or 0.30% of the fund's net assets, whichever is less.
The $30 million maximum coverage is shared with four other Putnam money market funds. Recovery under the insurance is subject to certain conditions, including the condition that the other Putnam money market funds have not previously exhausted the insurance coverage, and the insurance might not be renewed when it expires.

PUTNAM VT NEW VALUE FUND

The fund pursues its goal by investing mainly in common stocks. The fund generally invests in value stocks. Putnam Management will consider, among other things, a company's financial strength, competitive position in its industry and projected future earnings and dividends, and the securities long-term potential for capital appreciation when deciding whether to buy or sell investments. Because Putnam Management evaluates securities for the fund based on their long-term potential for capital appreciation, the fund's investments may not appreciate over the shorter term, and as a result the fund's total return over certain periods may be less than that of other equity mutual funds. The fund may invest in companies of any size.
The fund may invest without limit in securities of foreign issuers traded in U.S. public markets. The fund may also invest in securities of issuers not actively traded in U.S. markets. The fund expects that its investments in such foreign securities not actively traded in U.S. markets will generally not exceed 20% of the fund's total assets, although the fund's investments in such foreign securities may exceed this amount from time to time.
COMMON INVESTMENT STRATEGIES AND RELATED RISKS

Common stocks.  Common stocks represent an ownership
interest in a company.  The value of a company's stock
may fall as a result of factors directly relating to
that company, such as decisions made by its management
or lower demand for the company's products or
services.  A stock's value may also fall because of
factors affecting multiple companies in a number of
different industries, such as increases in production
costs.  The value of a company's stock may also be
affected by changes in financial market conditions
that are relatively unrelated to the company or its
industry, such as changes in interest rates or
currency exchange rates.  In addition, a company's
stock generally pays dividends only after the company
makes required payments to holders of its bonds and
other debt.  For this reason, the value of the stock
will usually react more strongly than the bonds and
other debt to actual or perceived changes in the
company's financial condition or prospects.
Growth stocks. Certain funds may invest in
growth stocks. Growths stocks are stocks of companies
Putnam Management believes have earnings that are
likely to grow faster than the economy as a whole.
These growth stocks typically trade at higher
multiples of current earnings than other stocks.
Therefore, the values of growth stocks may be more
sensitive to changes in current or expected earnings
than the values of other stocks.  If  Putnam
Management's assessment of the prospects for the
company's earnings growth is wrong, or if its judgment
about how other investors will value the company's
earnings growth is wrong, then the price of the
company's stock may fall or not approach the value
that Putnam Management has placed on it.
Value stocks.  Certain funds may also invest in
companies that are not expected to experience
significant earnings growth, but whose stock Putnam
Management believes is undervalued compared to its
true worth.  These companies may have experienced
adverse business developments or may be subject to
special risks that have caused their stocks to be out
of favor.  If Putnam Management's assessment of a
company's prospects is wrong, or if other investors do
not eventually recognize the value of the company,
then price of the company's stock may fall or may not
approach the value that Putnam Management has placed
on it.
Smaller companies.  Certain funds can invest in small
and mediumsized companies, including companies with
market capitalizations of less than $500 million.
These companies are more likely than larger companies
to have limited product lines, markets or financial
resources, or to depend on a small, inexperienced
management group.  Stocks of these companies may trade
less frequently and in limited volume, and their
prices may fluctuate more than stocks of other
companies.  Stocks of these companies may therefore be
more vulnerable to adverse developments than those of
larger companies.
Foreign investments.  Each of the funds may invest in
securities of foreign issuers.  Foreign investments
involve certain special risks, including
* Unfavorable changes in currency exchange rates:
Foreign investments are normally issued and traded in
foreign currencies. As a result, their values may be
affected by changes in the exchange rates between
particular foreign currencies and the U.S. dollar.
* Political and economic developments: Foreign
investments may be subject to the risks of seizure by
a foreign government, imposition of restrictions on
the exchange or transport of foreign currency, and tax
increases.
* Unreliable or untimely information: There may be
less information publicly available about a foreign
company than about most U.S. companies, and foreign
companies are usually not subject to accounting,
auditing and financial reporting standards and
practices comparable to those in the United States.
* Limited legal recourse: Legal remedies for investors
such as the fund may be more limited than those
available in the United States.
* Limited markets: Certain foreign investments may be
less liquid (harder to buy and sell) and more volatile
than domestic investments, which means the fund may at
times be unable to sell these foreign investments at
desirable prices.  For the same reason, the fund may
at times find it difficult to value its foreign
investments.
* Trading practices: Brokerage commissions and other
fees are generally higher for foreign investments than
for domestic investments.  The procedures and rules
for settling foreign transactions may also involve
delays in payment, delivery or recovery of money or
investments.
* Lower yield: Common stocks of foreign companies have
historically offered lower dividends than comparable
U.S. companies.  Foreign withholding taxes may further
reduce the amount of income available to distribute to
shareholders of the fund.  The fund's yield is
therefore expected to be lower than yields of most
funds that invest mainly in common stocks of U.S.
companies.
* Emerging markets.  The risks of foreign investments
are typically increased in less developed and
developing countries, which are sometimes referred to
as emerging markets.  For example, political and
economic structures in these countries may be young
and developing rapidly, which can cause instability.
These countries are also more likely to experience
high levels of inflation, deflation or currency
devaluation, which could hurt their economies and
securities markets.  For these and other reasons,
investments in emerging markets are often considered
speculative.
Certain of these risks may also apply to some extent
to U.S.traded investments that are denominated in
foreign currencies, investments in U.S. companies that
are traded in foreign markets, or to investments in
U.S. companies that have significant foreign
operations.  Special U.S. tax considerations may apply
to the fund's foreign investments.
Fixed-income investments.   Each of the funds may
invest in fixed income securities. The value of a fixed-income investment may fall as a result of factors directly relating to the issuer of the security, such as decisions made by its management or a reduction in its credit rating. An investment's value may also fall because of factors affecting not just the issuer, but other issuers, such as increases in production costs. The value of an investment may also be affected by general changes in financial market conditions, such as changing interest rates or currency exchange rates.
Interest rate risk. The values of fixed-income investments usually rise and fall in response to changes in interest rates. Declining interest rates will generally raise the value of existing fixed-income investments, and rising interest rates will generally lower the value of existing fixed-income investments. Changes in the values of fixed-income investments usually will not affect the amount of income a fund receives from them, but will affect the value of a fund's shares. Interest rate risk is often greater for investments with longer maturities.
Credit risk. Investors normally expect to be compensated in proportion to the risk they assume.
Fixed-income investments of companies with poor credit usually offer higher yields than those of companies with better credit. Higher-rated investments generally offer lower-credit risk, but not lower interest rate risk. The value of a higher-rated investment still fluctuates in response to changes in interest rates.
"Zero coupon" bonds and "payment-in-kind" bonds. Zero coupon bonds are issued at less than face value and make payments of interest only at maturity rather than at intervals during the life of the bond. Payment-in-kind bonds give the issuing company the option to make interest payments in additional bonds rather than in cash. Both kinds of bonds allow a company to avoid generating cash to make current interest payments.
These bonds therefore involve greater credit risk and are subject to greater price fluctuations than bonds that pay current interest in cash. Lower-rated investments. Certain of the funds may invest a significant portion of their assets in securities that are below BBB (or its equivalent) and comparable unrated securities that are considered below investment grade and are commonly known as "junk bonds." These investments are considered to be of poor standing and mainly speculative, and those rated
CCC may be in default.
The lower ratings of these investments reflect a greater possibility that the issuing companies may be unable to make timely payments of interest and principal and thus default. There may be an increased risk of default in adverse economic conditions. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile. A default or expected default could also make it difficult for a fund to sell the investments at prices approximating the values the fund had previously placed on them.
Because junk bonds are traded mainly by institutions, they usually have a limited market, which may at times make it difficult for the fund to establish their fair value.
Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of purchase.
The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition and does not reflect an assessment of an investment's volatility or liquidity.
Although Putnam Management considers credit ratings in making investment decisions, it performs its own investment analysis and does not rely only on ratings assigned by the rating agencies. Putnam Management seeks to minimize the risks of fixed-income investments through careful analysis of such factors as a company's experience, managerial strength, financial condition, borrowing requirements and debt maturity schedule. When a fund buys fixed-income investments of a company with poor credit prospects, the achievement of its goals depends more on Putnam
Management's ability than would be the case if the fund were buying fixed-income investments of a company with better credit prospects.
Because the likelihood of default is higher for the lower-rated investments in which certain funds invest, funds investing in high yield securities are more likely to have to participate in various legal proceedings or to take possession of and manage assets that secure the issuing company's obligations. This could increase the affected fund's operating expenses and decrease its net asset value.
At times a fund, either by itself or together with other funds and accounts managed by Putnam Management or its affiliates, may own all or most of the fixed-income investments of a particular issuer. This concentration of ownership may make it more difficult to sell, or determine the fair value of, these investments.
Although they are generally thought to have lower credit risk, investment grade fixed-income investments may share some of the risks of lower-rated investments.

Although U.S. government investments are generally considered to have the least credit reisk - the risk that the issuer will fail to make timely payments of interest and principal - they are not completely free of credit risk. While certain U.S. government securities, such as U.S. Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S. government, other securities in which the fund may invest are subject to varying degrees of risk. The risk factors include the creditworthiness of the issuer and, in the case of mortage-backed securities, the ability of the underlying mortgagors or other borrowers to meet their obligations. In addition, the values of these investments will still fluctuate in response to changes in interest rates.

Investments in premium securities. The funds may invest in socalled "Premium" investments, which offer interest rates higher than prevailing market rates.
In addition, during times of declining interest rates, many of the affected funds' investments may offer interest rates that are higher than current market rates. When a fund holds these "premium" investments, shareholders are likely to receive higher dividends
(but will bear a greater risk that the value of the fund's shares will fall) than they would if the fund held investments that offered current market rates of interest. Premium investments involve a greater risk of loss, because their values tend to decline towards the face value over time.

Prepayments generally cause losses on premium investments, because prepayments are made at face value and do not reflect any premium over face value.
Investors may find it useful to compare the relevant fund's yield, which reflects amortization of market premiums, with its current dividend rate, which does not reflect that amortization.

Illiquid securities.  Each fund (other than Putnam VT
Money Market Fund) may invest up to 15% of its assets in illiquid securities. Putnam VT Money Market Fund may invest up to 10% of its assets in illiquid securities. The sale of these securities is usually restricted under federal securities laws. As a result of illiquidity, the fund may not be able to sell these securities when Putnam Management considers it desirable to do so or may have to sell them at less than fair market value.

Mortgage-backed and asset-backed securities.   Certain
funds may invest in asset-backed and mortgage-backed securities. Assetbacked and mortgage-backed securities include collateralized mortgage obligations
(CMOs) and certain stripped mortgage-backed securities. CMOs and other mortgage-backed securities represent participations in, or are secured by, mortgage loans and include:

- Certain securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities;

- Securities issued by private issuers that represent an interest in or are secured by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and

- Securities issued by private issuers that represent an interest in or are secured by mortgage loans or mortgage-backed securities.

Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. A fund may invest in both the interest-only or "IO" class and the principal only or "PO" class. The yield to maturity on an IO or PO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. Also, the secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a fund's ability to buy or sell those securities at any particular time.

Certain funds may also invest in asset-backed securities. Assetbacked securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and a partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. A fund may have to invest the proceeds from prepaid investments under less attractive terms and yields.
Prepayments are particularly common during periods of declining interest rates, when property owners seek to refinance their mortgages at more favorable terms; the reverse is true during periods of rising interest rates.
Mortgage-backed investments are therefore less likely to increase in value during periods of declining interest rates than other debt of comparable maturities, although they may have a similar or even higher risk of decline in value during periods of rising interest rates and can increase the volatility of the fund.
CMOs are issued with a number of classes or series that have different maturities and that may represent interests in some or all of the interest or principal on the underlying collateral. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a fund.
Derivatives. The funds may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. The fund's return on a derivative typically depends on the change in the value of the investment, pool of investments index or currency specified in the derivative instrument.
The funds may use derivatives both for hedging and non-hedging purposes. The decision as to whether and to the extent the fund will use derivative hedging purposes will depend upon a number of factors, including market conditions, the funds' investments and the availablility of suitable derivatives.
Derivatives involve special risks and may result in losses. The funds will be dependent on Putnam
Management's ability to analyze and manage these sophisticated instruments. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the fund.
     Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party will not meet its obligations to the fund. For further information about the risks of derivatives, see the statement of additional information (SAI).
Frequent trading. The funds may buy or sell investments relatively often, which involves higher brokerage commissions and other expenses.
Other investments. In addition to the main investment strategies described above, the funds may also make other types of investments, and therefore may be subject to other risks, as described in the funds'
SAI.
Alternative strategies. At times Putnam Management may judge that market conditions make pursuing a funds' investment strategies inconsistent with the best interests of its shareholders. Putnam Management then may temporarily use alternative strategies that are mainly designed to limit a fund's losses.
Although Putnam Management has the flexibility to use these strategies, it may choose not to for a variety of reasons, even in very volatile market conditions.
These strategies may cause the affected fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.
Changes in policies. The Trust's Trustees may change any of the funds' goals, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the funds?
The Trust's Trustees oversee the general conduct of
each fund's business.  The Trustees have retained
Putnam Management to be the funds' investment manager,
responsible for making investment decisions for the
funds and managing the funds' other affairs and
business.  Each fund pays Putnam Management a
quarterly management fee for these services based on
the fund's average net assets. Putnam Management's
address is One Post Office Square, Boston, MA 02109.
The funds paid Putnam Management management fees in
the following amounts (reflected as a percentage of
average net assets for each fund's last fiscal year):
Putnam VT Global Growth Fund  .60% Putnam VT Money
Market Fund   .45% Putnam VT New Value Fund .70%

The following officers of Putnam Management have had primary responsibility for the day-to-day management of the relevant fund's portfolio since the years shown below. Their experience as either portfolio managers or investment analysts over the last five years is also shown.

                                   Business experience
Fund name                 Year     (at least 5 years)
---------------------    -------   -------------------------

Putnam VT Global
 Growth Fund

Robert Swift               1996    Employed by Putnam Management since 1995.
Managing Director                  Prior to August 1995, Mr. Swift was
                                   employed by IAI International/Hill
                                   Samuel Investment Advisors.

Kelly A. Morgan            1997    Employed by Putnam Management since 1996.
Managing Director                  Prior to December 1996, Ms. Morgan was
                                   employed by Alliance Capital Management L.P.

David J. Santos            1999    Employed by Putnam Management since 1986.
Senior Vice President

Lisa Svensson              1998    Employed by Putnam Management since 1994.
Senior Vice President              Prior to July 1994, Ms. Svensson was
                                   employed by Lord Abbett & Co.

Manuel Weiss               1998    Employed by Putnam Management since 1987.
Senior Vice President

Olivier Rudigoz            1998    Employed by Putnam Management since 1998.
Vice President                     Prior to April 1998, Mr. Rudigoz was
                                   employed by Paribas Asset Management.

Putnam VT Money
 Market Fund

Joanne Driscoll            1997    Employed by Putnam Management since 1995.
Vice President                     Prior to April 1995, Ms. Driscoll was a
                                   Graduate Teaching Assistant
                                   in the Finance Department at Northeastern
                                   University and prior to September 1994,
                                   Ms. Driscoll was employed by Bank of Boston.
Putnam VT New Value Fund

David L. King              1996    Employed by Putnam Management since 1983.
Managing Director

Year 2000 Issues. The funds could be adversely affected if the computer systems used by Putnam
Management and the funds' other service providers do not properly process and calculate the daterelated information relating to the end of this century and the beginning of the next. While year 2000-related computer problems could have a negative effect on a fund, both in its operations and in its investments, Putnam Management is working to avoid such problems and to obtain assurances from service providers that they are taking similar steps. No assurances, though, can be provided that the funds will not be adversely impacted by these matters.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the funds with Putnam Mutual Funds, One Post Office
Square, Boston, Massachusetts 02109.  Putnam Mutual
Funds presently offers shares of each fund of the Trust continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Mutual Funds accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Mutual Funds may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order, except that, in the case of Putnam VT Money Market
Fund, purchases will not be affected until the next determination of net asset value after federal funds have been made available to the Trust. Orders for purchases or sales of shares of a fund must be received by Putnam Mutual Funds before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

Please check with your insurance company to determine which funds are available under your variable annuity contract or variable life insurance policy. Certain funds may not be available in your state due to various insurance regulations. Inclusion in this prospectus of a fund that is not available in your state is not to be considered a solicitation. This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The funds currently do not foresee any disadvantages to policyowners arising out of the fact that the funds offer their shares to separate accounts of various insurance companies to serve as the investment medium for their variable products.
Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more funds and shares of another fund may be substituted. This might force a fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of any fund to any separate account or may suspend or terminate the offering of shares of any fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund.
Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.
How do the funds price their shares?

The price of a fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares.
Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

Each fund (other than Putnam VT Money Market Fund) values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value. Putnam VT Money Market Fund values all of its investments at amortized cost.

Each fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect each fund's NAV. Because foreign markets may be open at different times than the New York Stock
Exchange, the value of each fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of each fund's foreign investments (other than Putnam VT
Money Market Fund) occur between the close of foreign markets and the close of regular trading on the New
York Stock Exchange, these investments will be valued at their fair value.

Fund distributions and taxes

Putnam VT Money Market Fund will declare a dividend of its net investment income daily and distribute such dividend monthly.
Each month's distributions will be paid on the first business day of the next month. Since the net income of Putnam VT Money Market Fund is declared as a dividend each time it is determined, the net asset value per share of the fund remains at $1.00 immediately after each determination and dividend declaration. Each of the other funds will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of such funds unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date, except that with respect to Putnam VT
Money Market Fund, distributions are reinvested using the net asset value determined on the day following the distribution payment date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.
Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts.
However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59
1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.
In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each fund intends to comply with these requirements. If a fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.
Each fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.
Fund investments in foreign securities may be subject to withholding taxes at the source on dividend or interest payments. In that case, a fund's yield on those securities would be decreased.
A fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.
Financial highlights
The financial highlights table is intended to help you understand the funds' recent financial performance.
Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from each fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the funds' annual report to shareholders, which is available upon request.

Financial Highlights
        Investment Operations:             Less Distributions:
              Net Asset               Net Realized                         From net    In excess of
                Value,     Net       and Unrealized  Total from From net   Realized    Net Realized  From
              Beginning Investment   Gain (Loss) on  Investment Investment Gain on     Gain on      Return of
Period ended  of Period Income (Loss) Investments    operations Income     Investments Investments   Capital

Putnam VT Global Growth Fund
1998           $18.03    $(.05)a        $2.30           $2.25     $-        $-           $-           $-

Putnam VT Money Market Fund
1998           $1.00     $.0338a        $-              $.0338    $(.0338)  $-           $-           $-

Putnam VT New Value Fund
1998           $11.91    $.13a          $.13            $.26      $(.13)    $(.02)       $-           $-

                                     Total                                Ratio of Net
                                   Investment                  Ratio of    Investment
                        Net Asset   Return at    Net Assets   Expenses to Income (Loss) to
             Total      Value, End  Net Asset   End of Period Average Net Average Net      Portfolio
          Distributions of Period   Value(%)(b) (in thousands) Assets(%)   Assets(%)        Turnover

Putnam VT Global Growth Fund
1998           $-          $20.28    12.48*         $823         .59*        (.34)*          164.56

Putnam VT Money Market Fund
1998           $(0.338)    $1.00      3.42*         $13,188      .46*        3.18*           -

Putnam VT New Value Fund
1998           $(.15)      $12.02     2.28*         $414         .65*        1.26*           130.96

*    Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)  Total investment return assumes dividend reinvestment.


For more information
about the funds of Putnam Variable Trust

The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the funds. The
SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the funds' shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year.
You may get free copies of these materials, request other information about the funds and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor or by calling Putnam toll-free at 1-800-225-1581.
You may review and copy information about the funds, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-800-
SEC-0330 for information about the operation of the public reference room. You may also access reports and other information about the fund on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference
Section of the Commission, Washington, D.C. 20549-
6009. You may need to refer to the fund's file number.

Putnam INVESTMENTS

     One Post Office Square
     Boston, Massachusetts 02109
     1-800-752-9894

     Address correspondence to
     Putnam Investor Services
     P. O. Box 989
     Boston, Massachusetts 02103


     www.putnaminv.com

     File No. 811-5346

     Putnam Mutual Funds
     Corp. Member, NASD, Inc.

   PUTNAM VARIABLE TRUST
     FORM N-1A
     PART B

     STATEMENT OF ADDITIONAL INFORMATION ("SAI")
     April 30, 1999

This SAI is not a prospectus and is only authorized for distribution when accompanied or preceded by the prospectuses of the Trust dated April 30, 1998, as revised from time to time.

This SAI contains information which may be useful to investors but which is not included in the prospectus.
If the Trust has more than one form of current prospectus, each reference to the prospectus in this SAI shall include all of the Trust's prospectuses, unless otherwise noted. The SAI should be read together with the applicable prospectus. Investors may obtain a free copy of the applicable prospectus from Putnam Investor Services, Mailing address: P.O.
Box 41203, Providence, RI 029401203.

The Annual Report of the Trust's independent accountants and the audited financial statements of the Trust are incorporated by reference into this SAI.
Investors may receive a free copy of the Trust's annual report, which contain copies of the Trust's financial statements, by contacting Putnam Investor
Services at 1800-225-1581.

     Table of Contents

DEFINITIONS    B-2
TRUST ORGANIZATION AND CLASSIFICATION   B-2
SECURITIES RATINGS  B-3
INVESTMENT OBJECTIVES AND POLICIES B-8
TAXES     B-31
INVESTMENT RESTRICTIONS  B-33
MANAGEMENT     B-36
INVESTMENT PERFORMANCE OF THE TRUST     B-74
DETERMINATION OF NET ASSET VALUE   B-77
DISTRIBUTION PLAN   B-79
SUSPENSION OF REDEMPTIONS     B-80
SHAREHOLDER LIABILITY    B-80
CUSTODIAN B-81
INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS  B-81

PUTNAM VARIABLE TRUST
     SAI DEFINITIONS

The "Trust"    --   Putnam Variable Trust.
"Putnam Management" --   Putnam Investment Management, Inc., the Trust's
investment manager.
"Putnam Mutual Funds"    --   Putnam Mutual Funds Corp., the Trust's
principal underwriter.
"Putnam Fiduciary Trust  --   Putnam Fiduciary Trust Company,
 Company"                     the Trust's custodian.
"Putnam Investor Services"    --   Putnam Investor
Services, a division of Putnam Fiduciary Trust
Company, the Trust's investor servicing agent.

TRUST ORGANIZATION AND CLASSIFICATION

Putnam Variable Trust is a Massachusetts business trust organized on September 24, 1987. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts. Prior to
January 1, 1997, the Trust was known as Putnam Capital
Manager Trust.  As of the date of this SAI, Putnam
Investments owned more than 25% of the shares of the Putnam VT Research Fund and Putnam VT Small Cap Value
Fund and therefore may be deemed to "control" these funds.

The Trust is an open-end management investment company with an unlimited number of authorized shares of beneficial interest. Shares of the Trust may, without shareholder approval, be divided into two or more series of shares representing separate investment portfolios, and are currently divided into twenty-two series of shares, each representing a separate investment portfolio which is being offered to separate accounts of various insurance companies. Each portfolio is a diversified investment company, except for Putnam VT Health Sciences Fund and Putnam VT
Utilities Growth and Income Fund, each of which is a non-diversified investment company.

Prior to January 1, 1997, Putnam VT Asia Pacific
Growth Fund was known as PCM Asia Pacific Growth Fund,
Putnam VT Diversified Income Fund was known as PCM
Diversified Income Fund, Putnam VT Global Asset
Allocation Fund was known as PCM Global Asset
Allocation Fund, Putnam VT Global Growth Fund was known as PCM Global Growth Fund, Putnam VT Growth and
Income Fund was known as PCM Growth and Income Fund,
Putnam VT High Yield Fund was known as PCM High Yield
Fund, Putnam VT Money Market Fund was known as PCM
Money Market Fund, Putnam VT New Opportunities Fund was known as PCM New Opportunities Fund, Putnam VT
U.S. Government and High Quality Bond Fund was known as PCM U.S. Government and High Quality Bond Fund,
Putnam VT Utilities Growth and Income Fund was known as PCM Utilities Growth and Income Fund, and Putnam VT
Voyager Fund was known as PCM Voyager Fund.  Prior to
April 30, 199, Putnam VT Income Fund was known as
Putnam VT U.S. Government and High Quality Bond Fund.

Any series of shares of the Trust may be further divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees may determine. Shares of each series are currently divided into two classes: class IA shares and class IB shares. Class IB shares are subject to fees imposed pursuant to a distribution plan. The funds may also offer other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary.

The two classes of shares are offered under a multiple class distribution system approved by the Trust's
Trustees, and are designed to allow promotion of insurance products investing in the Trust through alternative distribution channels. The insurance company issuing a variable contract selects the class of shares in which the separate account funding the contract invests.

Each share has one vote, with fractional shares voting proportionately. Shares vote as a single class without regard to series or classes of shares except
(i) when required by the 1940 Act, or when the Trustees have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class, and (ii) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only the shareholders of such series or class shall be entitled to vote. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the portfolio were liquidated, would receive the net assets of the portfolio. The Trust may suspend the sale of shares of any portfolio at any time and may refuse any order to purchase shares. Although the Trust is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

Shares of the funds may only be purchased by an insurance company separate account. For matters requiring shareholder approval, you may be able to instruct the insurance company separate account how to vote the fund shares attributable to your contract or policy. See the Voting Rights section of your insurance product prospectus.

SECURITIES RATINGS

The following rating services describe rated securities as follows:

Moody's Investors Service, Inc.

Bonds

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.


A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment.
Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing.
Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Notes (for Money Market funds only)

MIG 1/VMIG 1 -- This designation denotes best quality.
There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 -- This designation denotes high quality.
Margins of protection are ample although not so large as in the preceding group.

Commercial paper (for Money Market funds only)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by the following characteristics:

--   Leading market positions in well established
industries.
--   High rates of return on funds employed.
--   Conservative capitalization structure with
moderate reliance on debt and ample asset protection.
--   Broad margins in earnings coverage of fixed
financial charges and high internal cash generation.
--   Well established access to a range of financial
markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation.
Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's

Bonds

AAA -- An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA -- An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A -- An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB -- An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB -- An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B -- An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligations. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC -- An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC -- An obligation rated CC is currently highly vulnerable to nonpayment.

C -- The C rating may be used to cover a situation where a bankruptcy petition has been filed, or similar action has been taken, but payments on this obligation are being continued.

D -- An obligation rated D is in payment default.  The
D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless
Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition, or the taking of a similar action if payments on an obligation are jeopardized.

Notes (for Money Market funds only)

SP-1 - Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus
(+) designation.

SP-2 - Satisfactory capacity to pay principal and interest.

SP-3 - Speculative capacity to pay principal and interest. Commercial paper (for Money Market funds only)

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.


A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.


A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Duff & Phelps Corporation

Long-Term Debt

AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.


AA+, AA, AA- -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.


A+, A, A- -- Protection factors are average but adequate.
However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB- -- Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB- -- Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes.
Overall quality may move up or down frequently within this category.

B+, B, B- -- Below investment grade and possessing risk that obligations will not be met when due.
Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC -- Well below investment-grade securities.
Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends.
Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD -- Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

Fitch Investors Service, Inc.

AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB -- Bonds considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes.
However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B -- Bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligor's ability to pay interest over the life of the issue and repay principal when due.


CCC -- Bonds have certain characteristics which, with passing of time, could lead to the possibility of default on either principal or interest payments.

CC -- Bonds are minimally protected. Default in payment of interest and/or principal seems probable.

C -- Bonds are in actual or imminent default in payment of interest or principal.

DDD -- Bonds are in default and in arrears in interest and/or principal payments. Such bonds are extremely speculative and should be valued only on the basis of their value in liquidation or reorganization of the obligor.

INVESTMENT OBJECTIVES AND POLICIES

The Trust consists of twenty-two separate investment portfolios (the "funds") with differing investment objectives and policies: Putnam VT Asia Pacific Growth
Fund, Putnam VT Diversified Income Fund, Putnam VT The
George Putnam Fund of Boston, Putnam VT Global Asset
Allocation Fund, Putnam VT Global Growth Fund, Putnam
VT Growth and Income Fund, Putnam VT Health Sciences
Fund, Putnam VT High Yield Fund, Putnam VT Income
Fund, Putnam VT International Growth Fund, Putnam VT
International Growth and Income Fund, Putnam VT
International New Opportunities Fund, Putnam VT
Investors Fund, Putnam VT Money Market Fund, Putnam VT
New Opportunities Fund, Putnam VT New Value Fund,
Putnam VT OTC & Emerging Growth Fund, Putnam VT
Research Fund, Putnam VT Small Cap Value Fund, Putnam
VT Utilities Growth and Income Fund, Putnam VT Vista
Fund and Putnam VT Voyager Fund. The investment objectives and policies of the funds are described in the prospectus offering such funds. This SAI contains, among other things, the investment restrictions of the funds. It also contains information concerning certain investment practices in which some or all of the funds may engage. The prospectus indicates which practices are applicable to each fund which it offers.

Except as described below under "Investment
Restrictions of the Trust," the investment policies described in the prospectus and in this SAI are not fundamental, and the Trustees may change such policies without shareholder approval. As a matter of policy, the Trustees would not materially change the funds' investment objectives without shareholder approval.

Short-term Trading

In seeking a fund's objective or objectives, Putnam
Management will buy or sell portfolio securities whenever Putnam Management believes it appropriate to do so. In deciding whether to sell a portfolio security, Putnam Management does not consider how long the fund has owned the security. From time to time the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. As a result of a fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities excluding securities whose maturities at acquisition were one year or less. A fund's portfolio turnover rate is not a limiting factor when Putnam Management considers a change in a fund's portfolio.

Convertible Securities. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security.

The funds' investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the funds may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

The funds' investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. The funds may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the fund.

Lower-rated Securities

A fund may invest in lower-rated fixed-income
securities (commonly known as "junk bonds") to the
extent described in the prospectus. The lower ratings
of certain securities held by a fund reflect a greater
possibility that adverse changes in the financial
condition of the issuer or in general economic
conditions, or both, or an unanticipated rise in
interest rates, may impair the ability of the issuer
to make payments of interest and principal. The
inability (or perceived inability) of issuers to make
timely payment of interest and principal would likely
make the values of securities held by a fund more
volatile and could limit a fund's ability to sell its
securities at prices approximating the values the fund
had placed on such securities.   In the absence of a
liquid trading market for securities held by it, a fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating.
Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody's
Investors Service, Inc. or Standard & Poor's (or by any other nationally recognized securities rating organization) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. See the prospectus for a description of security ratings.

Like those of other fixed-income securities, the values of lowerrated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of a fund's assets. Conversely, during periods of rising interest rates, the value of a fund's assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lowerrated securities. Changes by recognized rating services in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect a fund's net asset value. A fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will monitor the investment to determine whether its retention will assist in meeting a fund's investment objective or objectives.

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At times, a substantial portion of a fund's assets may be invested in securities of which the fund, by itself or together with other funds and accounts managed by Putnam Management or its affiliates, holds all or a major portion. Although Putnam Management generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a fund could find it more difficult to sell these securities when Putnam Management believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a fund's net asset value. In order to enforce its rights in the event of a default under such securities, a fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the fund's operating expenses and adversely affect the fund's net asset value. In addition, each fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code may limit the extent to which a fund may exercise its rights by taking possession of such assets.

Certain securities held by a fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by a fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

A fund may at times invest without limit in so-called "zerocoupon" bonds and "payment-in-kind" bonds identified in the prospectus, unless otherwise specified in the prospectus. Zerocoupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Paymentin-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their values are subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently in cash.
Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. A fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders, even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for a fund to liquidate other investments in order to satisfy its dividend requirements.

To the extent the fund invests in securities in the lower rating categories, the achievement of the fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in securities in the higher rating categories.

Investments in Premium Securities

Unless otherwise specified in the prospectus or elsewhere in this SAI, if a fund may invest in premium securities, it may do so without limit.

Investments in Miscellaneous Fixed-Income Securities

Unless otherwise specified in the prospectus or elsewhere in this SAI, if a fund may invest in inverse floating obligations, premium securities, or interest-only or principal-only classes of mortgagebacked securities (IOs and POs), it may do so without limit. None of the funds, however, currently intends to invest more than 15% of its assets in inverse floating obligations or more than 35% of its assets in IOs and POs under normal market conditions.

Private Placements

Each fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a fund could find it more difficult to sell such securities when
Putnam Management believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held.
At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value.

While such private placements may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities," i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration (such as Rules 144 or 144A), or which are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments.
Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the fund to sell them promptly at an acceptable price. The fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration.
Also market quotations are less readily available. The judgment of Putnam Management may at times play a greater role in valuing these securities than in the case of unrestricted securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act of 1933. A fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933 when selling restricted securities to the public, and in such event the fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.

Loan Participations

A fund may invest in "loan participations." By purchasing a loan participation, a fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower.

The loans in which a fund may invest are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

A fund's ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower. The failure by a fund to receive scheduled interest or principal payments on a loan participation would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in a fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loan participations in which a fund will invest, however, Putnam Management will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. Putnam
Management's analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Because loan participations in which a fund may invest are not generally rated by independent credit rating agencies, a decision by a fund to invest in a particular loan participation will depend almost exclusively on Putnam
Management's and the original lending institutions credit analysis of the borrower.

Loan participations may be structured in different forms, including novations, assignments, and participating interests. In a novation, a fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. A fund assumes the position of a co-lender with other syndicate members.
As an alternative, a fund may purchase an assignment of a portion of a lender's interest in a loan. In this case, a fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan.
A fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, it will be entitled to receive payments of principal, interest, and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, but must rely for that purpose on the lending institution. A fund may also acquire a loan participation directly by acting as a member of the original lending syndicate.

A fund will in many cases be required to rely upon the lending institution from which it purchases the loan participation to collect and pass on to a fund such payments and to enforce a fund's rights under the loan. As a result, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent a fund from receiving principal, interest, and other amounts with respect to the underlying loan.
When a fund is required to rely upon a lending institution to pay to the fund principal, interest, and other amounts received by it, Putnam Management will also evaluate the creditworthiness of the lending institution.

The borrower of a loan in which a fund holds a participation interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation.

Corporate loans in which a fund may purchase a loan participation are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, and other corporate activities.
Under current market conditions, most of the corporate loan participations purchased by a fund will represent interests in loans made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out" transactions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, a fund may be unable to sell loan participations at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.

Certain of the loan participations acquired by a fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, a fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. To the extent that a fund is committed to make additional loans under such a participation, it will at all times hold and maintain in a segregated account liquid assets in an amount sufficient to meet such commitments. Certain of the loan participations acquired by a fund may also involve loans made in foreign currencies. A fund's investment in such participations would involve the risks of currency fluctuations described above with respect to investments in the foreign securities.

Floating Rate and Variable Rate Demand Notes

Certain funds may purchase floating rate and variable rate demand notes and bonds. These securities may have a stated maturity in excess of one year, but permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice.
Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

Mortgage-Backed and Asset-Backed Securities

To the extent described in the prospectus, each fund may invest in mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities. CMOs and other mortgage-backed securities represent a participation in, or are secured by, mortgage loans.

Each fund may also invest in asset-backed securities.
Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities.
In that event a fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities.
Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgagerelated security is inaccurately predicted, a fund may not be able to realize the rate of return it expected.

Mortgage-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates.
These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a fund.

Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which a fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value.
Unscheduled prepayments, which are made at par, will cause the fund to experience a loss equal to any unamortized premium.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs.
CMOs are designed to allocate the risk of prepayment among investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOS of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a fund would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities.
Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. A fund may invest in both the interest-only or "IO" class and the principal-only or "PO" class. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgagebacked securities, potentially limiting a fund's ability to buy or sell those securities at any particular time.

Structured notes

Each fund may invest in so-called structured notes.
These securities are generally derivative instruments whose value is tied to an underlying index or other security or asset class.
Such structured notes may include, for example, notes that allow a fund to invest indirectly in certain foreign investments which the fund would otherwise would not be able to directly invest, often because of restrictions imposed by local laws.

Securities Loans

Each fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or shortterm debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the fund to exercise voting rights on any matters materially affecting the investment. The fund may also call such loans in order to sell the securities.

Forward Commitments

Each fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the fund sets aside, on the books and records of its custodian, liquid assets in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced
("TBA") purchase commitments, the unit price and the estimated principal amount are established when the fund enters into a contract, with the actual principal amount being within a specified range of the estimate.
Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets.
Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although a fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so. A fund may realize short-term profits or losses upon the sale of forward commitments.

A fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, that fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security.
If a fund delivers securities under the commitment, the fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Repurchase Agreements

Each fund may enter into repurchase agreements on up to 25% of its total assets. A repurchase agreement is a contract under which a fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). It is the Trust's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers approved by the Trustees and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by a fund which are collateralized by the securities subject to repurchase. Putnam Management will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint account, along with cash of other Putnam funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

Options on Securities

Writing covered options. Each fund may write covered call options and covered put options on optionable securities held in its portfolio, when in the opinion of Putnam
Management such transactions are consistent with a fund's investment objective(s) and policies. Call options written by a fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

Each fund may write only covered options, which means that, so long as a fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written.
Each fund may write combinations of covered puts and calls on the same underlying security.

A fund will receive a premium from writing a put or call option, which increases the fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

A fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. If a fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options. A fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value.
Such protection is provided during the life of the put option since the fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing call options. A fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy.
Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

Risk Factors in Options Transactions

The successful use of a fund's options strategies depends on the ability of Putnam Management to forecast correctly interest rate and market movements.
For example, if the fund were to write a call option based on Putnam Management's expectation that the price of the underlying security would fall, but the price were to rise instead, the fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the fund were to write a put option based on Putnam Management's expectation that the price of the underlying security would rise, but the price were to fall instead, the fund could be required to purchase the security upon exercise at a price higher than the current market price.

When a fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the option's expiration.
If the price of the underlying security does not rise
(in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying security, since the fund will not realize a loss if the security's price does not change.

The effective use of options also depends on a fund's ability to terminate option positions at times when
Putnam Management deems it desirable to do so. There is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, a fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt normal market operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options
Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, a fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by a fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well.
As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, the Options Clearing Corporation may prohibit indefinitely the exercise of put options. The fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities.
In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter ("OTC") options purchased by a fund and assets held to cover OTC options written by the fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the fund's ability to invest in illiquid securities.

Futures Contracts and Related Options

Subject to applicable law, a fund may invest without limit in futures contracts and related options for hedging and non-hedging purposes, such as to manage the effective duration of the fund's portfolio or as a substitute for direct investment. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures
Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date.
If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain.
Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If the fund is unable to enter into a closing transaction, the amount of the fund's potential loss is unlimited. The closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss. In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the CFTC is treated as short-term gain or loss, and 60% is treated as long-term gain or loss.

Unlike when a fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract. Upon entering into a contract, the fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of liquid assets. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, the initial margin is similar to a performance bond or good faith deposit which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when a fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when the fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker.

A fund may elect to close some or all of its futures positions at any time prior to their expiration date in order to reduce or eliminate the hedge position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

None of the funds intend to purchase or sell futures or related options for other than hedging purposes, if, as a result, the sum of the initial margin deposits on the fund's existing futures and related options positions and premiums paid for outstanding options on futures contracts would exceed 5% of the fund's net assets.

Options on futures contracts. A fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, a fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, a fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

A fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts.

Risks of transactions in futures contracts and related options. Successful use of futures contracts by a fund is subject to Putnam Management's ability to predict movements in various factors affecting securities markets, including interest rates.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

The use of options and futures strategies also involves the risk of imperfect correlation among movements in the prices of the securities underlying the futures and options purchased and sold by the fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. The successful use of these strategies further depends on the ability of Putnam Management to forecast interest rates and market movements correctly.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by a fund, the fund may seek to close out such position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

U.S. Treasury security futures contracts and options.
U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

Successful use of U.S. Treasury security futures contracts by a fund is subject to Putnam Management's ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if a fund has sold U.S.
Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect securities held in its portfolio, and the prices of the fund's securities increase instead as a result of a decline in interest rates, the fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

There is also a risk that price movements in U.S.
Treasury security futures contracts and related options will not correlate closely with price movements in markets for particular securities. For example, if a fund has hedged against a decline in the values of fixed-income securities held by it by selling Treasury security futures and the values of Treasury securities subsequently increase while the values of its fixed-income securities decrease, the fund would incur losses on both the Treasury security futures contracts written by it and the fixed-income securities held in its portfolio.

Index futures contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. A fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). A fund may also purchase and sell options on index futures contracts.

For example, the Standard & Poor's 500 Composite Stock
Price Index ("S&P 500") is composed of 500 selected common stocks, most of which are listed on the New
York Stock Exchange. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P
500, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place.
Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a fund enters into a futures contract to buy 500 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the fund will gain $2,000 (500 units x gain of $4). If the fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the fund will lose $1,000 (500 units x loss of $2).

There are several risks in connection with the use by a fund of index futures. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. Putnam Management will, however, attempt to reduce this risk by buying or selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the securities sought to be hedged.

Successful use of index futures by a fund is also
subject to Putnam Management's ability to predict
movements in the direction of the market.   For
example, it is possible that, where a fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio may decline. If this occurred, the fund would lose money on the futures and also experience a decline in value in its portfolio securities.
It is also possible that, if a fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the portion of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by Putnam Management may still not result in a profitable position over a short time period.

Options on stock index futures. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future.
If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Options on Indices

As an alternative to purchasing call and put options on index futures, a fund may purchase and sell call and put options on the underlying indices themselves.
Such options would be used in a manner identical to the use of options on index futures.

Index Warrants

A fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the fund were not to exercise an index warrant prior to its expiration, then the fund would lose the amount of the purchase price paid by it for the warrant.

A fund will normally use index warrants in a manner similar to its use of options on securities indices.
The risks of a fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although the fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the fund's ability to exercise the warrants at such time, or in such quantities, as the fund would otherwise wish to do.

Foreign Investments

A fund may invest in securities of foreign issuers that are not actively traded in U.S. markets. These foreign investments involve certain special risks described below.

Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of a fund's foreign investments and the value of its shares
(other than Putnam VT Money Market Fund) may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.
There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States.
The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a fund's assets held abroad) and expenses not present in the settlement of investments in U.S.
markets.

In addition, a fund's investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of a fund's investments in certain foreign countries.
Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United
States or in other foreign countries. The laws of some foreign countries may limit a fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.


The risks described above, including the risks of
nationalization or expropriation of assets, are
typically increased in connection with investments in
"emerging markets."   For example, political and
economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced a steady devaluation relative to the U.S. dollar, and continued devaluations may adversely affect the value of a fund's assets denominated in such currencies. Many emerging market companies have experienced substantial, and in some periods extremely high, rates of inflation for many years, and continued inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of a fund's investments in emerging markets and the availability to a fund of additional investments in these markets.
The small size, limited trading volume and relative inexperience of the securities markets in these countries may make a fund's investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and a fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value or prospects of an investment in such securities.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

Foreign Currency Transactions

Unless otherwise specified in the prospectus or this SAI, a fund may engage without limit in currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options, to manage its exposure to foreign currencies. In addition, a fund may write covered call and put options on foreign currencies for the purpose of increasing its current return.

Generally, a fund may engage in both "transaction hedging" and "position hedging." The fund may also engage in foreign currency transactions for non-hedging purposes, subject to applicable law. When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, the fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S.
dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received.

A fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. If conditions warrant, for transaction hedging purposes a fund may also enter into contracts to purchase or sell foreign currencies at a future date
("forward contracts") and purchase and sell foreign currency futures contracts. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements. In addition, for transaction hedging purposes a fund may also purchase or sell exchange-listed and overthe-counter call and put options on foreign currency futures contracts and on foreign currencies. A fund may also enter into contracts to purchase or sell foreign currencies at a future date
("forward contracts") and purchase and sell foreign currency futures contracts.

A fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for a fund.

Cross hedging transactions by a fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

For transaction hedging purposes, a fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until expiration of the option. A put option on a currency gives the fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the fund the right to purchase the currency at the exercise price until the expiration of the option.

A fund may engage in position hedging to protect against a decline in the value relative to the U.S.
dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which the securities the fund intends to buy are denominated, when the fund holds cash or short-term investments). For position hedging purposes, the fund may purchase or sell, on exchanges or in over-the-counter markets, foreign currency futures contracts, foreign currency forward contracts and options on foreign currency futures contracts and on foreign currencies on exchanges or in over-the-counter markets.
In connection with position hedging, a fund may also purchase or sell foreign currency on a spot basis.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract.
Accordingly, it may be necessary for a fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time.
Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency. See "Risk factors in options transactions" above.

A fund may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The fund receives a premium from writing a call or put option, which increases the fund's current return if the option expires unexercised or is closed out at a net profit. The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the fund. Cross hedging transactions by the fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

The fund may also engage in non-hedging currency transactions.
For example, Putnam Management may believe that exposure to a currency is in the fund's best interest but that securities denominated in that currency will not assist the fund in meeting its objective. In that case the fund may purchase a currency forward contract or option in order to increase its exposure to the currency. In accordance with SEC regulations, the fund will segregate liquid assets in its portfolio to cover forward contracts used for non-hedging purposes.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

The decision as to whether and to what extent a fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the fund's portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that a fund will engage in foreign currency exchange transactions at any given time or from time to time.

Currency forward and futures contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee.
The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amount agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract.
Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in the foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although a fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

Foreign currency options. In general, options on foreign currencies operate similarly to options on securities and are subject to many of the risks described above. Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the euro, the joint currency of most countries in the European Union.

A fund will only purchase or write foreign currency options when Putnam Management believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.
Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

Settlement procedures. Settlement procedures relating to a fund's investments in foreign securities and to the fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S.
issuers, and may involve certain risks not present in the fund's domestic investments. For example, settlement of transactions involving foreign securities or foreign currencies may occur within a foreign country, and the fund may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

Foreign currency conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.

Restricted Securities

The SEC Staff currently takes the view that any delegation by the Trustees of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the funds) must be pursuant to written procedures established by the Trustees. It is the present intention of the Trustees that, if the Trustees decide to delegate such determinations to Putnam Management or another person, they would do so pursuant to written procedures, consistent with the Staff's position. Should the Staff modify its position in the future, the Trustees would consider what action would be appropriate in light of the Staff's position at that time.

SWAP AGREEMENTS

The funds may enter into swap agreements and other types of overthe-counter transactions with broker-dealers or other financial institutions, in which its investment return will depend on the change in value of a specified security or index. A fund would typically receive from the counterparty the amount of any increase, and pay to the counterparty the amount of any decrease, in the value of the underlying security or index. The contracts would thus, absent the failure of the counterparty to complete its obligations, provide to the investing fund approximately the same return as it would have realized if it had owned the security or index directly.

A fund's ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the fund.
Under certain circumstances, suitable transactions may not be available to the funds, or the fund may be unable to close out their positions under such transactions at the same time, or at the same price, as if they purchased comparable publicly traded securities.

Derivatives

Certain of the instruments in which the funds may invest, such as futures contracts, options and forward contracts, are considered to be "derivatives."
Derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security or an index.
Further information about specific derivatives and the risks involved in their use is included elsewhere in the prospectus or in this SAI.

Year 2000

Like other financial and business organizations, the funds depend on the proper function of their service providers' computer systems. To the extent that the systems used by the funds or their service providers cannot distinguish between the year 1900 and the year
2000 or have other operating difficulties as a result of the year 2000, the operations of and services provided to the funds and their shareholders could be adversely impacted. Putnam Management and its affiliates have reported that each expects to modify its systems, as necessary, to address this so-called
"year 2000 problem," and will, on behalf of the funds, inquire as to the year 2000 compliance of the funds' other major service providers. However, there can be no assurance that the operations of and services provided to the funds and their shareholders will not be adversely affected. Similarly, companies in which the funds invest may also experience "year 2000 problems," which could ultimately result in losses to a fund to the extent that the securities of any such company decline in value as a result of a "year 2000 problem."

TAXES

Taxation of the Trust. Each fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each fund must, among other things:

(a) Derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b) Distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and

(c) Diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses.

If a fund qualifies as a regulated investment company that is accorded special tax treatment, the fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends).

If a fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the fund would be subject to tax on its taxable income at corporate rates. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Internal Revenue Service regulations applicable to variable annuity and variable life insurance separate accounts generally require that portfolios that serve as the funding vehicles for such separate accounts invest no more than 55% of the value of their assets in one investment, 70% in two investments, 80% in three investments, and 90% in four investments.
Alternatively, a portfolio will be treated as meeting these requirements for any quarter of its taxable year if, as of the close of such quarter, the portfolio meets the diversification requirements applicable to regulated investment companies described above and no more than 55% of the value of its total assets consist of cash and cash items (including receivables), U.S.
government securities and securities of other regulated investment companies. Each of the funds intends to comply with these requirements. Please refer to the prospectus of the separate accounts that hold interests in the funds for a discussion of the tax consequences of variable annuity and variable life contracts.

If a fund fails to distribute in a calendar year
substantially all of its ordinary income for such year
and substantially all of its capital gain net income
for the one-year period ending October 31 (or later if
the fund is permitted so to elect and so elects), plus
any retained amount from the prior year, the fund will
be subject to a 4% excise tax on the undistributed
amounts.   A fund is exempt from this distribution
requirement and excise tax if at all times during the calendar year each shareholder in the fund was "a segregated asset account of a life insurance company held in connection with variable contracts."

Securities issued or purchased at a discount. A fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.


Capital loss carryover. Distributions from capital gains are generally made after applying any available capital loss carryovers. The amounts and expiration dates of any capital loss carryovers available to a fund are shown in Note 1 (Federal income taxes) to the financial statements incorporated by reference into this SAI.

Foreign securities. A fund's investment in foreign securities may be subject to withholding taxes at the source on dividend or interest payments. In that case, the fund's yield on these securities would be decreased.

Investment by a fund in "passive foreign investment companies" could subject the fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

The qualified electing fund and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the fund to avoid taxation. Making either of these elections therefore may require a fund to liquidate other investments (including times when it is not advantageous to do so) to meet its distribution requirement, which may affect a fund's total return.

A "passive foreign investment company" is any foreign corporation: (i) 75 percent of more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent.
Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

This discussion of federal income tax treatment of the Trust and its shareholders is based on the law as of the date of this SAI.

INVESTMENT RESTRICTIONS

As fundamental investment restrictions, which may not be changed as to any fund without a vote of a majority of the outstanding voting securities of that fund, the Trust may not and will not take any of the following actions with respect to that fund:

(1)(a)    (All funds except Putnam VT The George
Putnam Fund of Boston, Putnam VT Health Sciences Fund,
Putnam VT Investors Fund, Putnam VT OTC & Emerging
Growth Fund, Putnam VT Small Cap Value Fund and Putnam
VT Voyager Fund) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

(1)(b)    (Putnam VT Voyager Fund)  Borrow more than
50% of the value of its total assets (excluding borrowings and stock index futures contracts and call options on stock index futures contracts and stock indices) less liabilities other than borrowings and stock index futures contracts and call options on stock index futures contracts and stock indices.

(1)(c)    (Putnam VT The George Putnam Fund of Boston,
Putnam VT Health Sciences Fund, Putnam VT Investors
Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT
Research Fund and Putnam VT Small Cap Value Fund)
Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(3) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(4)  (All funds except Putnam VT Research Fund)
Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

(4)(b) (Putnam VT Research Fund Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options.

(5)(a)    (All funds except Putnam VT The George
Putnam Fund of Boston, Putnam VT Health Sciences Fund,
Putnam VT Investors Fund, Putnam VT OTC & Emerging
Growth Fund, Putnam VT Research Fund and Putnam VT
Small Cap Value Fund) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.

(5)(b)    (Putnam VT The George Putnam Fund of Boston,
Putnam VT Health Sciences Fund, Putnam Investors Fund,
Putnam OTC & Emerging Growth Fund, Putnam VT Research
Fund and Putnam Small Cap Value Fund) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam Funds), by entering into repurchase agreements, or by lending its portfolio securities.

(6)(a)    (All funds except Putnam VT Health Sciences
Fund and Putnam VT Utilities Growth and Income Fund)
With respect to 75% of its total assets, invest in the
securities of any issuer if, immediately after such
investment, more than 5% of the total assets of the
fund (taken at current value) would be invested in
the securities of such issuer; provided that this
limitation does not apply to obligations issued or
guaranteed as to interest or principal by the U.S.
government or its agencies or instrumentalities.
(6)(b)    (Putnam VT Health Sciences Fund and Putnam
VT Utilities Growth and Income Fund) With respect to
50% of its total assets, invest in the securities of
any issuer if, immediately after such investment, more
than 5% of the total assets of the fund (taken at
current value) would be invested in the securities of
such issuer; provided that this limitation does not
apply to obligations issued or guaranteed as to
interest or principal by the U.S. government or its
agencies or instrumentalities.
(7)(a)    (All funds except Putnam VT Health Sciences
Fund and Putnam VT Utilities Growth and Income Fund)
With respect to 75% of its total assets, acquire more
than 10% of the outstanding voting securities of any
issuer.
(7)(b)    (Putnam VT Health Sciences Fund and Putnam
VT Utilities Growth and Income Fund)  With respect to
50% of its total assets, acquire more than 10% of the
outstanding voting securities of any issuer.
(8)  Purchase securities (other than securities of the
U.S. government, its agencies or instrumentalities)
if, as a result of such purchase, more than 25% of the
fund's total assets would be invested in any one
industry; except that Putnam VT Utilities Growth and
Income Fund may invest more than 25% of its assets in
any of the public utilities industries and Putnam VT
Health Sciences Fund may invest more than 25% of its
assets in companies that Putnam Management determines
are principally engaged in the health sciences
industries; and except that Putnam VT Money Market
Fund may invest up to 100% of its assets (i) in the
banking industry, (ii) in the personal credit
institution or business credit institution industries
when in the opinion of management yield differentials
make such investments desirable, or (iii) any
combination of these.
(9) Issue any class of securities which is senior to
the fund's shares of beneficial interest, except for
permitted borrowings.
The Investment Company Act of 1940 provides that a
"vote of a majority of the outstanding voting
securities" of a fund or the Trust means the
affirmative vote of the lesser of (1) more than 50% of
the outstanding shares of a fund or the Trust, as the
case may be, or (2) 67% or more of the shares present
at a meeting if more than 50% of the outstanding
shares are represented at the meeting in person or by
proxy.
     ---------------------
It is contrary to each funds' present policy, which may be changed without shareholder approval, to:
(1) Invest in (a) securities which are not readily marketable, (b) securities restricted as to resale
(excluding securities determined by the Trustees of the fund (or the person designated by the Trustees of the fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.
All percentage limitations on investments (other than pursuant to non-fundamental restriction (1)) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

MANAGEMENT

Trustees Name (Age)

*+George Putnam (72), Chairman and President.
Chairman and Director of Putnam Management and Putnam
Mutual Funds.  Director, Freeport Copper and Gold,
Inc. (a mining and natural resource company), Houghton
Mifflin Company (a major publishing company) and Marsh
& McLennan Companies, Inc.

John A. Hill (57), Vice Chairman.  Chairman and
Managing Director, First Reserve Corporation (a registered investment adviser investing in companies in the world-wide energy industry on behalf of institutional investors). Director of Snyder Oil
Corporation, TransMontaigne Oil Company and various private companies owned by First Reserve Corporation, such as James River Coal and Anker Coal Corporation.

+William F. Pounds (70), Vice Chairman.  Professor
Emeritus of Management, Alfred P. Sloan School of
Management, Massachusetts Institute of Technology.
Director of IDEXX Laboratories, Inc. (a provider of diagnostic products and services for the animal health and food and environmental industries), Management
Sciences for Health, Inc. (a non-profit organization), and Sun Company, Inc. (a petroleum refining and marketing company).

Jameson A. Baxter (55), Trustee. President, Baxter
Associates, Inc. (a management consulting and private investments firm). Director of MB Financial, Inc.,
ASHTA Chemicals, Inc., Banta Corporation (printing and digital imaging) and Ryerson Tull, Inc. (America's largest steel service corporation). Chairman Emeritus of the Board of Trustees, Mount Holyoke College.

+Hans H. Estin (70), Trustee.  Chartered Financial
Analyst and Vice Chairman, North American Management
Corp. (a registered investment adviser).

Ronald J. Jackson (55), Trustee.  Former Chairman,
President and Chief Executive Officer of Fisher-Price,
Inc. (a major toy manufacturer).

*Paul L. Joskow (51), Trustee.  Professor Emeritus of
Economics and Management and former Chairman of the Department of Economics, Massachusetts Institute of
Technology. Director, New England Electric System (a public utility holding company), State Farm Indemnity
Company (an automobile insurance company) and Whitehead Institute for Biomedical Research (a non-profit research institution).

Elizabeth T. Kennan (61), Trustee. President Emeritus and Professor, Mount Holyoke College. Director, Bell
Atlantic (a telecommunications company), the Kentucky
Home Life Insurance Companies, Bell Atlantic,
Northeast Utilities and Talbots (a distributor of women's apparel).

*Lawrence J. Lasser (56), Trustee and Vice President.
President, Chief Executive Officer and Director of
Putnam Investments, Inc. and Putnam Investment
Management, Inc.  Director of Marsh & McLennan
Companies, Inc. and the United Way of Massachusetts
Bay.

John H. Mullin, III (57), Trustee. Chairman and CEO of Ridgeway Farm, Director of ACX Technologies, Inc. (a company engaged in the manufacture of industrial ceramics and packaging products), Alex. Brown Realty, Inc. and The
Liberty Corporation (a company engaged in the life insurance and broadcasting industries).

+Robert E. Patterson (53), Trustee.  President and
Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Director of Brandywine
Trust Company.

*Donald S. Perkins (71), Trustee. Director of various corporations, including AON Corp. (an insurance company), Cummins Engine Company, Inc. (an engine and power generator manufacturer and assembler), Parsons
Group L.L.C. (a corporation providing financial staffing services), LaSalle Hotel Properties, LaSalle
Street Fund, Inc. and LaSalle U.S. Realty Income and
Growth Fund, Inc. (real estate investment trusts),
Lucent Technologies Inc. (a global provider of telecommunications equipment), Nanophase Technologies
Inc. (a producer of nano crystalline materials), Neodesic Corp. (a software company), Ryerson Tull,
Inc. (America's largest steel service corporation), and Springs Industries, Inc. (a textile manufacturer.)

*#George Putnam III (47), Trustee.  President, New
Generation Research, Inc. (a publisher of financial advisory and other research services relating to bankrupt and distressed companies) and New Generation
Advisers, Inc. (a registered investment adviser).
Director, Massachusetts Audubon Society and The Boston
Family Office, L.L.C. (a registered investment advisor).

*A.J.C. Smith (64), Trustee.  Chairman and Chief
Executive Officer, Marsh & McLennan Companies, Inc.
Director, Trident Partnership (a $667 million 10-year partnership with over 30 institutional investors.)

W. Thomas Stephens (56), Trustee.  President and Chief
Executive Officer of MacMillan Bloedel Ltd. (a major forest products company.) Director, Qwest
Communications (a fiber optics manufacturer) and New
Century Energies (a public utility company).

W. Nicholas Thorndike (65), Trustee. Director of various corporations and charitable organizations, including Courier Corporation (a book manufacturer), Data General Corporation (a provider of customized computer solutions), Bradley Real Estate, Inc., and
Providence Journal Co.

*Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management or Putnam Mutual
Funds.

+Members of the Executive Committee of the Trustees.
The Executive Committee meets between regular meetings of the Trustees as may be required to review investment matters and other affairs of the fund and may exercise all of the powers of the Trustees.

#George Putnam, III is the son of George Putnam.

Officers Name (Age)

Charles E. Porter (60), Executive Vice President.
Managing Director of Putnam Investments, Inc. and
Putnam Management.

Patricia C. Flaherty (52), Vice President.  Senior
Vice President of Putnam Investments, Inc. and Putnam
Management.

Gordon H. Silver (51), Vice President.  Director and
Senior Managing Director of Putnam Investments, Inc. and
Putnam Management.
Brett C. Browchuck (36), Vice President.  Managing
Director of Putnam Management.
Ian C. Ferguson (41), Vice President.  Senior Managing
Director of Putnam Investments, Inc., Putnam
Management and Putnam Mutual Funds.
Richard Monaghan (44), Vice President, Managing
Director of Putnam Investments, Inc. and Putnam
Management.
John R. Verani (59), Vice President.  Senior Vice
President of Putnam Investments, Inc. and Putnam
Management.
John D. Hughes (64), Senior Vice President and
Treasurer.
Beverly Marcus (54), Clerk and Assistant Treasurer.


     -----------------
Each of the following persons is also a Vice President of the Trust and certain of the other Putnam funds, the total of which is noted parenthetically. Officers of Putnam Management hold the same offices in Putnam
Management's parent company, Putnam Investments, Inc.
Robert R. Beck (58) (4 funds), Managing Director of
Putnam Management.
Edward P. Bousa (40) (5 funds), Senior Vice President of Putnam Management.
David G. Carlson (37) (2 funds), Senior Vice President of Putnam Management.
Jack P. Chang (40) (3 funds), Vice President of Putnam
Management. Prior to July 1997, Mr. Chang was employed at Columbia Management.
Dana Clark (43) (2 funds), Vice President of Putnam
Management.
C. Beth Cotner (46) (3 funds), Managing Director of
Putnam Management.  Prior to September 1995, Ms.
Cotner was employed at Kemper Financial Services.
Kevin M. Cronin (37) (6 funds), Managing Director of
Putnam Management. Prior to February 1997, Mr. Cronin was employed at MFS Investment Management.
Joanne M. Driscoll (28) (2 funds), Vice President of
Putnam Management. Prior to April 1995, Ms. Driscoll was a Graduate teaching assistant in the Finance
Department at Northeastern University.  Prior to
September 1994, Ms. Driscoll was employed at Bank of
Boston.
Richard B. England (40) (4 funds), Senior Vice
President of Putnam Management.
Roland W. Gillis (49) (6 funds), Managing Director of
Putnam Management. Prior to March 1995, Mr. Gillis was employed at Keystone Custodian Funds, Inc.
J. Peter Grant (56) (3 funds), Senior Vice President of Putnam Management.

Omid Kamshad (36) (5 funds), Managing Director of
Putnam Management. Prior to January 1996, Mr. Kamshad was employed at Lomdard Odier International and prior to April 1995, he was employed at Baring Asset
Management Company.

Jeffrey A. Kaufman (33) (9 funds), Senior Vice
President of Putnam Management.  Prior to August 1998,
Mr. Kaufman was employed at MFS Investment Management.

David L. King (42) (4 funds), Managing Director of
Putnam Management.

Steven L. Kirson (38) (2 funds), Senior Vice President of Putnam Management.

D. William Kohli (38) (7 funds), Managing Director of
Putnam Management. Prior to September 1994, Mr. Kohli was employed at Global Bond Management.

Deborah Kuenstner (40) (3 funds), Managing Director of
Putnam Management. Prior to March 1997, Ms. Kuenstner was employed at Dupont Pension Fund Investment.

Jennifer E. Leichter (38) (12 funds), Managing
Director of Putnam Management.

Jeffrey R. Lindsey (36) (5 funds), Senior Vice
President of Putnam Management.

Krishna K. Memani (38) (8 funds), Managing Director of
Putnam Management.  Prior to September 1998, Mr.
Memani was employed at Morgan Stanley & Co.

Daniel L. Miller (41) (2 funds), Managing Director of
Putnam Management.

Jeanne L. Mockard (35) (4 funds), Senior Vice
President of Putnam Management.

Kelly A. Morgan (36) (2 funds), Senior Vice President of Putnam Management. Prior to December 1996, Ms.
Morgan was employed at Alliance Capital Management
L.P.

Michael J. Mufson (36) (2 funds), Senior Vice
President of Putnam Management.

Hugh H. Mullin (36) (3 funds), Senior Vice President of Putnam Management.

Michael E. Nance (30) (4 funds), Vice President of
Putnam Management.

Stephen Oler (38) (7 funds), Senior Vice President of
Putnam Management. Prior to June 1997, Mr. Oler was employed at Templeton Investments and prior to March
1996 was employed at Baring Asset Management Co.

Margery C. Parker (48) (4 funds), Senior Vice
President of Putnam Management.  Prior to December
1997, Ms. Parker was employed at Keystone Investments.

Carmel Peters (48) (4 funds), Senior Vice President of
Putnam Management. Prior to May 1997, Ms. Peters was employed at Wheelock Natwest Investment Management,
Hong Kong, and prior to February 1996, Ms. Peters was employed at Rothschild Asset
Management Asia Pacific, Hong Kong.

Mark D. Pollard (39) (3 funds), Senior Vice President of Putnam Management.

James Prusko (33) (6 funds), Senior Vice President of
Putnam Management.

Olivier M. Rudigoz (34) (2 funds), Vice President of
Putnam Management. Prior to April 1998, Mr. Rudigoz was employed at Paribas Asset Management.

David J. Santos (41) (4 funds), Senior Vice President of Putnam Management.

Anthony C. Santosus (40) (2 funds), Senior Vice
President of Putnam Management.

Justin M. Scott (41) (4 funds), Managing Director of
Putnam Management.

Sheldon N. Simon (41) (2 funds), Senior Vice President of Putnam Management.

Michael P. Stack (40) (4 funds), Senior Vice President of Putnam Management. Prior to November 1997, Mr.
Stack was employed at Independence Investment
Associates, Inc.

George W. Stairs (39) (3 funds), Senior Vice President of Putnam Management. Prior to July 1994, Mr. Stairs was employed at Value Quest Ltd.

Lisa Svensson (36) (2 funds), Senior Vice President of
Putnam Management. Prior to July 1994, Ms. Svensson was employed at Lord Abbett.

Charles H. Swanberg (51) (4 funds), Senior Vice
President of Putnam Management.

Robert Swift (38) (4 funds), Managing Director of
Putnam Management. Prior to August 1995, Mr. Swift was employed at IAI International/Hill Samuel
Investments Advisors.

Rosemary H. Thomsen (38) (4 funds), Vice President of
Putnam Management.

David L. Waldman (33) (9 funds), Managing Director of
Putnam Management. Prior to June 1997, Mr. Waldman was employed at Lazard Freres and prior to April 1995 was employed at Goldman Sachs.

Paul Warren (38) (7 funds), Senior Vice President of
Putnam Management. Prior to May 1997, Mr. Warren was employed at IDS Fund Management and prior to August
1994, was employed at Pilgrim Baxter Associates.

Manuel Weiss (50) (5 funds), Senior Vice President of
Putnam Management.

Eric M. Wetlaufer (37) (2 funds), Managing Director of
Putnam Management.  Prior to November 1997, Mr.
Wetlaufer was employed at Cadence Capital Management.

Except as stated below, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers. Prior to July, 1998, Mr. Joskow was Chairman of the Department of Economics, Massachusetts Institute of Technology, and, prior to September, 1998, he was a consultant to National Economic Research Associates. Prior to June,
1995, Ms. Kennan was President of Mount Holyoke
College. Prior to 1996, Mr. Stephens was Chairman of the Board of Directors, President and Chief Executive
Officer of Johns Manville Corporation.  Prior to
April, 1996, Mr. Ferguson was CEO at Hong Kong
Shanghai Banking Corporation.  Prior to February,
1998, Mr. Patterson was Executive Vice President and
Director of Acquisitions of Cabot Partners Limited
Partnership.
The Trust pays each Trustee a fee for his or her services. Each Trustee also receives fees for serving as Trustee of other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The
Trustees meet monthly over a two-day period, except in August. The Compensation Committee, which consists solely of Trustees not affiliated with Putnam
Management and is responsible for recommending Trustee compensation, estimates that Committee and Trustee meeting time together with the appropriate preparation requires the equivalent of at least three business days per Trustee meeting. The following table shows the year each Trustee was first elected a Trustee of the Putnam funds the fees paid to each Trustee by each Putnam VT fund for fiscal 1998 (except for Putnam VT
Small Cap Value Fund) for which fees expected to be paid for the first full fiscal year are shown), and the fees paid to each Trustee by all of the Putnam funds for the year ended December 31, 1998:

COMPENSATION TABLE

     Aggregate compensation (1) from:
               Putnam VT      Putnam VT   Putnam VT       Putnam VT    Putnam VT    Putnam VT
               Asia Pacific   Diversified Global Asset    Global       Growth and   High Yield
Trustee/Year   Growth Fund    Income Fund Allocation Fund Growth Fund  Income Fund  Fund
-----------------------------------------------------------------------------------------------
Jameson A. Baxter/1994 (4)
                925              1,171     1,328           2,383         6,864        1,559
Hans H. Estin/1972
                835              1,062     1,170           2,101         6,048        1,374
John A. Hill/1985 (4)(5)
                818              1,034     1,170           2,101         6,048        1,374
Ronald J. Jackson/1996 (4)
                918              1,167     1,286           2,308         6,648        1,510
Paul L. Joskow/1997 (4)
                820                968     1,164           2,090         6,016        1,366
Elizabeth T. Kennan/1992
                918              1,167     1,286           2,308         6,648        1,510
Lawrence J. Lasser/1992
                817              1,039     1,144           2,055         5,916        1,343
John H. Mullin, III/1997 (4)
                807                957     1,164           2,090         6,016        1.366
Robert E. Patterson/1984
                831              1,056     1,164           2,090         6,015        1,366
Donald S. Perkins/1982
                835              1,062     1,170           2,101         6,045        1,374
William F. Pounds/1971 (5)
                851              1,165     1,328           2,384         7,540        1,538
George Putnam/1957
                822              1,045     1,151           2,067         5,949        1,351
George Putnam, III/1984
                831              1,056     1,164           2,090         6,016        1,366
A.J.C. Smith/1986
                809              1,027     1,132           2,033         5,852        1,329
W. Thomas Stephens (4)
                813                969     1,164           2,090         6,016        1,366
W. Nicholas Thorndike/1992
                835              1,062     1,170           2,101         6,049        1,374


COMPENSATION TABLE (continued)

     Aggregate compensation (1) from:
                                            Putnam VT
                             Putnam VT     International  Putnam VT           Putnam VT    Putnam VT  Putnam VT
                             International   Growth       International New     Money      New Value  New
Trustee/Year                 Growth Fund   and Income Fund Opportunities Fund Market Fund  Fund       Opportunities Fund
------------------------------------------------------------------------------------------------------------
Jameson A. Baxter/1994 (4)    995            1,051            920               462         708        2,951
Hans H. Estin/1972            888              939            833               411         611        2,647
John A. Hill/1985 (4)(5)      903              954            820               474         541        2,647
Ronald J. Jackson/1996 (4)    973            1,020            914               448         686        2,906
Paul L. Joskow/1997 (4)       870              923            806               406         597        2,633
Elizabeth T. Kennan/1992      913            1,030            914               448         686        2,906
Lawrence J. Lasser/1992       870              919            815               402         598        2,589
John H. Mullin, III/1997 (4)  874              925            806               406         616        2,633
Robert E. Patterson/1984      884              934            828               408         607        2,632
Donald S. Perkins/1982        888              939            833               411         611        2,647
William F. Pounds/1971 (5)    930              996            853               504         650        3,126
George Putnam/1957            874              924            819               405         601        2,603
George Putnam, III/1984       884              934            829               409         607        2,633
A.J.C. Smith/1986             860              909            806               397         591        2,562
W. Thomas Stephens (4)        879              930            812               408         617        2,633
W. Nicholas Thorndike/1992    888              939            833               411         611        2,647

COMPENSATION TABLE (continued)

     Aggregate compensation (1) from:


                                                           Putnam VT
                              Putnam VT   Putnam VT       Putnam VT       The George  Putnam VT   Putnam VT
                              Investors   OTC & Emerging  Health Sciences Putnam Fund Research    Small Cap
Trustee/Year                  Fund        Growth Fund     Fund            of Boston   Fund        Value Fund
------------------------------------------------------------------------------------------------------------
Jameson A. Baxter/1994 (4)    233          77             298              81          81          989
Hans H. Estin/1972            221          65             284              60          60          872
John A. Hill/1985 (4)(5)      235          68             274              70          70          872
Ronald J. Jackson/1996 (4)    230          75             293              77          77          958
Paul L. Joskow/1997 (4)       215          69             265              60          60          867
Elizabeth T. Kennan/1992      231          75             293              77          77          958
Lawrence J. Lasser/1992       220          64             282              60          60          853
John H. Mullin, III/1997 (4)  221          60             265              70          70          867
Robert E. Patterson/1984      222          66             284              60          60          867
Donald S. Perkins/1982        222          66             284              60          60          872
William F. Pounds/1971 (5)    236          74             293              62          62          1,020
George Putnam/1957            220          64             281              60          60          858
George Putnam, III/1984       221          64             283              60          60          867
A.J.C. Smith/1986             213          58             274              55          55          843
W. Thomas Stephens (4)        218          59             265              66          66          867
W. Nicholas Thorndike/1992    222          66             284              60          60          872

COMPENSATION TABLE (continued)
     Aggregate compensation (1) from:
                                                                         Total     Total
                                                                       Compensation Compensation
                              Putnam VT                                   From all  From all
                              Utilities Growth    Putnam VT  Putnam VT    Putnam    Putnam
Trustee/Year                  and Income Fund     Vista Fund Voyager Fund funds (2) funds (3)
--------------------------------------------------------------------------------------------------
Jameson A. Baxter/1994 (4)      1,370               702          4,597       95,000    207,000
Hans H. Estin/1972              1,209               623          4,053       95,000    182,500
John A. Hill/1985 (4)(5)        1,209               639          4,053       115,000   200,500
Ronald J. Jackson/1996 (4)      1,328               684          4,453       95,000    200,500
Paul L. Joskow/1997 (4)         1,202               625          4,030       95,000    180,500
Elizabeth T. Kennan/1992        1,328               684          4,453       95,000    200,500
Lawrence J. Lasser/1992         1,182               609          3,964       95,000    178,500
John H. Mullin, III/1997 (4)    1,202               615          4,030       95,000    180,500
Robert E. Patterson/1984        1,202               619          4,030       95,000    181,500
Donald S. Perkins/1982          1,209               623          4,053       95,000    182,500
William F. Pounds/1971 (5)      1,356               681          4,858       115,000   215,000
George Putnam/1957              1,189               613          3,986       95,000    179,500
George Putnam, III/1984         1,202               619          4,030       95,000    181,500
A.J.C. Smith/1986               1,169               603          3,923       95,000    176,500
W. Thomas Stephens (4)          1,202               618          4,030       95,000    181,500
W. Nicholas Thorndike/1992      1,209               623          4,053       95,000    182,500

COMPENSATION TABLE (continued)


     Estimated Aggregate compensation (1) from:
                             Putnam VT
                             Small Cap
Trustee/Year                 Fund+
--------------------------------------------------------------------------
Jameson A. Baxter/1994 (4)    $75
Hans H. Estin/1972             75
John A. Hill/1985 (4)(5)       80
Ronald J.Jackson/1996 (4)      75
Paul L. Joskow/1997(4)         75
Elizabeth T.Kennan/1992        75
Lawrence J. Lasser/1992        75
John H. Mullin, III/1997 (4)   75
Robert E. Patterson/1984       75
Donald S. Perkins/1982         75
William F. Pounds/1971 (5)     80
George Putnam/1957             75
George Putnam, III/1984        75
A.J.C. Smith/1986              75
W. Thomas Stephens (4)         75
W. Nicholas Thorndike/1992     75



COMPENSATION TABLE

Pension or retirement benefits accrued as part of fund expenses (3) from:

                              Putnam VT      Putnam VT   Putnam VT       Putnam VT   Putnam VT    Putnam VT
                              Asia Pacific   Diversified Global Asset    Global      Growth and   High Yield
Trustee/Year                  Growth Fund    Income Fund Allocation Fund Growth Fund Income Fund  Fund
------------------------------------------------------------------------------------------------------------
Jameson A. Baxter/1994 (4)    226             281          312            556         1,592        362
Hans H. Estin/1972            423             527          585            1,042       2,982        678
John A. Hill/1985 (4)(5)      158             198          219            391         1,118        254
Ronald J. Jackson/1996 (4)    123             153          170            303         866          197
Paul L. Joskow/1997 (4)        18              23           25             45         129          29
Elizabeth T. Kennan/1992      230             287          318            567         1,622        369
Lawrence J. Lasser/1992       172             214          238            424         1,214        276
John H. Mullin, III/1997 (4)   28              35           39             69         198          45
Robert E. Patterson/1984      127             158          175            313         895          203
Donald S. Perkins/1982        456             569          632            1,126       3,222     732
William F. Pounds/1971 (5)    475             593          657            1,171       3,353 762
George Putnam/1957            483             602          669            1,189       3,409     776
George Putnam, III/1984        83             104          115            206         589 134
A.J.C. Smith/1986             285             355          394            702         2,008               456
W. Thomas Stephens (4)         26              33           36             65         185  42
W. Nicholas Thorndike/1992    330             412          457            814         2,329     529


COMPENSATION TABLE (continued)

Pension or retirement benefits accrued as part of fund expenses (3) from:

                              Putnam VT      Putnam VT               Putnam VT           Putnam VT   Putnam VT  Putnam VT
                              International  International           International New   Money       New Value  New Opportunities
Trustee/Year                  Growth Fund++  Growth and Income Fund++Opportunities Fund++Market Fund Fund++     Fund
----------------------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter/1994 (4)    226             241                      219                  108        161       680
Hans H. Estin/1972            423             452                      411                  203        301       1,274
John A. Hill/1985 (4)(5)      158             169                      154                  76         113       478
Ronald J. Jackson/1996 (4)    123             131                      119                  59         87        370
Paul L. Joskow/1997 (4)        18              19                       18                  9          13        55
Elizabeth T. Kennan/1992      230             246                      224                  110        164       693
Lawrence J. Lasser/1992       172             184                      167                  83         122       518
John H. Mullin, III/1997 (4)   28              30                       27                  13         20        85
Robert E. Patterson/1984      127             136                      123                  61         90        382
Donald S. Perkins/1982        456             488                      444                  219        325       1,376
William F. Pounds/1971 (5)    475             508                      462                  228        338       1,432
George Putnam/1957            483             517                      471                  231        345       1,456
George Putnam, III/1984        83              89                       81                  40         59        252
A.J.C. Smith/1986             285             304                      277                  137        203       858
W. Thomas Stephens (4)         26              28                       26                  13         19        79
W. Nicholas Thorndike/1992    330             353                      321                  158        235       995

COMPENSATION TABLE (continued)

Pension or retirement benefits accrued as part of fund
expenses (3) from:
                             Putnam VT          Putnam VT
                             Utilities Growth   Income    Putnam VT     Putnam VT
Trustee/Year                 and Income Fund    Fund      Vista Fund++  Voyager Fund
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter/1994 (4)    322               235         155          1,054
Hans H. Estin/1972            603               440         290          1,975
John A. Hill/1985 (4)(5)      226               165         109            741
Ronald J. Jackson/1996 (4)    175               128          84            574
Paul L. Joskow/1997 (4)        26                19          12             85
Elizabeth T. Kennan/1992      328               240         158          1,074
Lawrence J. Lasser/1992       245               179         118            804
John H. Mullin, III/1997 (4)   40                29          19             131
Robert E. Patterson/1984      181               132          87            592
Donald S. Perkins/1982        651               476         313          2,133
William F. Pounds/1971 (5)    677               495         326          2,220
George Putnam/1957            687               504         330          2,256
George Putnam, III/1984       119                87          57            390
A.J.C. Smith/1986             406               296         195          1,330
W. Thomas Stephens (4)         37                27          18            123
W. Nicholas Thorndike/1992    471               344         226          1,542

COMPENSATION TABLE (continued)

Pension or retirement benefits accrued as part of fund expenses (3) from:


                                                                       Putnam VT        Putnam VT The George
                             Putnam VT        Putnam VT OTC & Emerging Health           Putnam                Putnam VT        Small
                             Investors        Growth                   Sciences         Fund                  Research         Cap
Trustee/Year                 Fund++           Fund++                   Fund++           of Boston++           Fund++           Value
                                                                                                                               Fund
                                                                                                                               ++
-----------------------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter/1994 (4)    0                  0                       0                  0                    0               0
Hans H. Estin/1972            0                  0                       0                  0                    0               0
John A. Hill/1985 (4)(5)      0                  0                       0                  0                    0               0
Ronald J. Jackson/1996 (4)    0                  0                       0                  0                    0               0
Paul L. Joskow/1997 (4)       0                  0                       0                  0                    0               0
Elizabeth T. Kennan/1992      0                  0                       0                  0                    0               0
Lawrence J. Lasser/1992       0                  0                       0                  0                    0               0
John H. Mullin, III/1997 (4)  0                  0                       0                  0                    0               0
Robert E. Patterson/1984      0                  0                       0                  0                    0               0
Donald S. Perkins/1982        0                  0                       0                  0                    0               0
William F. Pounds/1971 (5)    0                  0                       0                  0                    0               0
George Putnam/1957            0                  0                       0                  0                    0               0
George Putnam, III/1984       0                  0                       0                  0                    0               0
A.J.C. Smith/1986             0                  0                       0                  0                    0               0
W. Thomas Stephens (4)        0                  0                       0                  0                    0               0
W. Nicholas Thorndike/1992    0                  0                       0                  0                    0               0

+    Reflects estimated amounts to be paid for the current fiscal year.
++   For certain newly created funds, actual pension or retirement benefit information is not yet available.
(1) Includes an annual retainer and an attendance fee for each meeting attended.
(2) Assumes that each Trustee retires at the normal retirement date. Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1998.
(3) As of December 31, 1998, there were 113 funds in the Putnam family.
(4) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan. The total amount of deferred compensation payable to Ms. Baxter as of December 31, 1998 by Putnam VT Growth and Income Fund and Putnam VT Voyager Fund was $7,286 and $5,527, respectively, including income earned on such amount.
The total amount of deferred compensation payable to Mr. Hill as of December 31, 1998 by Putnam VT Global
Asset Allocation Fund, Putnam VT Global Growth Fund,
Putnam VT Growth and Income Fund, Putnam VT High Yield Fund, Putnam VT New Opportunities Fund, Putnam VT Income Fund, Putnam VT
Utilities Growth and Income Fund, and Putnam VT
Voyager Fund, was $6,999, $11,927, $28,249, $7,275,
$10,106, $6,653, $7,345 and $18, 263, respectively,
including income earned on such amount. The total amount of deferred compensation payable to Mr. Jackson as of December 31, 1998 by Putnam VT Global Asset
Allocation Fund, Putnam VT Global Growth Fund, Putnam
VT Growth and Income Fund, Putnam VT High Yield Fund,
Putnam VT New Opportunities Fund, Putnam VT Income
Fund, Putnam VT Utilities Growth and Income Fund and
Putnam VT Voyager Fund, was $3,886, $7,009, $17,541,
$3,675, $7,667, $3,263, $3,980 and $12,496,
respectively, including income earned on such amount.
The total amount of deferred compensation payable to Mr. Joskow as of December 31, 1998 by Putnam VT Global
Asset Allocation Fund, Putnam VT Global Growth Fund,
Putnam VT Growth and Income Fund, Putnam VT High Yield
Fund, Putnam VT New Opportunities Fund, Putnam VT
Income Fund, Putnam VT Utilities Growth and Income
Fund, and Putnam VT Voyager Fund was $1,129, $2,205,
$6,357, $1,444, $3,347, $916, $1,535 and $4,252,
respectively, including income earned on such amount.
The total amount of deferred compensation payable to Mr. Mullin as of December 31, 1998 by Putnam VT Global
Asset Allocation Fund, Putnam VT Global Growth Fund,
Putnam VT Growth and Income Fund, Putnam VT High Yield
Fund, Putnam VT New Opportunities Fund, Putnam VT
Income Fund, Putnam VT Utilities Growth and Income
Fund, and Putnam VT Voyager Fund was $$1,073, $2,205,
$6,351, $1,261, $2,775, $915, $1,269 and $4,248,
respectively, including income earned on such amount.
The total amount of deferred compensation payable to Mr. Stephens as of December 31, 1998 by Putnam VT
Global Asset Allocation Fund, Putnam VT Global Growth
Fund, Putnam VT Growth and Income Fund, Putnam VT High
Yield Fund, Putnam VT New Opportunities Fund, Putnam
VT Income Fund, Putnam VT Utilities Growth and Income
Fund, and Putnam VT Voyager Fund was $1,660, $3,000,
$8,427, $1,924, $3,632, $1,253, $1,710, $5,612,
respectively, including income earned on such amount.
(5) Includes additional compensation for service as Vice Chairman of the Putnam funds.


Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit is also available under the Plan which assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (a committee comprised of
Trustees that are not "interested persons" of the fund, as defined in the Investment Company Act of
1940) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment.

For additional information concerning the Trustees, see "Management" in this SAI.

The Agreement and Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in such Agreement and Declaration of Trust that such Trustees and officers have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.
Trustees and officers of the Trust who are also officers of Putnam Management or its affiliates or stockholders of Marsh & McLennan Companies, Inc. will benefit from the advisory fees, transfer agency fees and custodian fees and fees paid or allowed by the Trust. At March 31, 1999 the officers and Trustees as a group owned directly no shares of the Trust or any fund. As of that date, less than 1% of the value of the accumulation units with respect to any fund was attributable to the officers and Trustees of the Trust, as a group, owning variable annuity contracts or variable life insurance policies issued by the insurers listed in the following tables. All of the shares of each of the funds are owned by the insurance company separate accounts listed below and by Putnam
Management pursuant to its initial capital contribution to each fund during the organization of the Trust and the subsequent organization of Putnam VT
Global Growth Fund, Putnam VT Utilities Growth and
Income Fund, Putnam VT Diversified Income Fund, Putnam
VT New Opportunities Fund, Putnam VT Asia Pacific
Growth Fund, Putnam VT International Growth Fund,
Putnam VT International Growth and Income Fund, Putnam
VT International New Opportunities Fund, Putnam VT New
Value Fund, Putnam VT Vista Fund, Putnam VT The George
Putnam Fund of Boston, Putnam VT Health Sciences Fund,
Putnam VT Investors Fund, Putnam VT OTC & Emerging
Growth Fund, Putnam VT Research Fund and Putnam VT
Small Cap Value Fund. Except to the extent set forth below, to the knowledge of the Trust no person owned of record or beneficially 5% or more of the shares of any fund as of March 31, 1999.


Class IA Shares
                    Percentage of
Issuer Name         shares owned Separate Account Fund of record
------------------------------------------------------------------------------

(1)  Hartford Life Insurance Company

(a)  Putnam Capital Manager Trust Separate Account

Putnam VT Asia Pacific Growth Fund 33.53%
Putnam VT Diversified Income Fund 50.96%
Putnam VT Global Asset Allocation Fund 47.80%
Putnam VT Global Growth Fund 42.59%
Putnam VT The George Putnam Fund of Boston   43.34%
Putnam VT Growth and Income Fund   49.44%
Putnam VT Health Sciences Fund     86.58%
Putnam VT High Yield Fund     42.99%
Putnam VT Income Fund    60.24%
Putnam VT International Growth Fund  36.35%
Putnam VT International Growth and Income Fund    39.47%
Putnam VT International New Opportunities Fund    37.56%
Putnam VT Investors Fund 44.84%
Putnam VT Money Market Fund   48.45%
Putnam VT New Opportunities Fund 30.13%
Putnam VT New Value Fund 38.97%
Putnam VT OTC & Emerging Growth Fund 33.67%
Putnam VT Research Fund  40.70%
Putnam VT Utilities Growth and Income Fund   52.69%
Putnam VT Vista Fund 40.44%
Putnam VT Voyager Fund   44.69%

(b)  Putnam Capital Manager Trust Separate
Account VLI

Putnam VT Asia Pacific Growth Fund 0.01%
Putnam VT Diversified Income Fund 0.21%
Putnam VT Global Asset Allocation Fund  1.24%
Putnam VT Global Growth Fund  1.57%
Putnam VT The George Putnam Fund of Boston   0.06%
Putnam VT Growth and Income Fund               0.47%
Putnam VT Health Sciences Fund                           0.19%
Putnam VT High Yield Fund     0.79%
Putnam VT Income Fund 0.87%
Putnam VT International Growth Fund 0.06%
Putnam VT International Growth and Income Fund    0.01%
Putnam VT International New Opportunities Fund    0.05%
Putnam VT Investors Fund           0.09%
Putnam VT Money Market Fund        0.20%
Putnam VT New Opportunities Fund   0.85%
Putnam VT New Value Fund 0.01%
Putnam VT OTC & Emerging Growth Fund                     4.35%
Putnam VT Research Fund  *
Putnam VT Utilities Growth and Income Fund 0.41%
Putnam VT Vista Fund    0.02%
Putnam VT Voyager Fund   1.12%

(c)  Putnam Capital Manager Trust Separate
Account VLII

Putnam VT Asia Pacific Growth Fund *
Putnam VT Diversified Income Fund 0.05%
Putnam VT Global Asset Allocation Fund  0.36%
Putnam VT Global Growth Fund  0.37%
Putnam VT The George Putnam Fund of Boston   0.01%
Putnam VT Growth and Income Fund              0.12%
Putnam VT Health Sciences Fund                           0.10%
Putnam VT High Yield Fund     0.22%
Putnam VT Income Fund 0.26%
Putnam VT International Growth Fund     0.06%
Putnam VT International Growth and Income Fund    *
Putnam VT International New Opportunities Fund *
Putnam VT Investors Fund     0.06%
Putnam VT Money Market Fund 0.06%
Putnam VT New Opportunities Fund   0.25%
Putnam VT New Value Fund *
Putnam VT OTC & Emerging Growth Fund                     0.01%
Putnam VT Research Fund  *
Putnam VT Utilities Growth and Income Fund   0.11%
Putnam VT Vista Fund     *
Putnam VT Voyager Fund   0.26%

(d)  Putnam Capital Manager Trust Variable Life
Separate Account Five

Putnam VT Asia Pacific Growth Fund 0.65%
Putnam VT Diversified Income Fund 0.28%
Putnam VT Global Asset Allocation Fund  0.19%
Putnam VT Global Growth Fund  0.49%
Putnam VT The George Putnam Fund of Boston   0.03%
Putnam VT Growth and Income Fund              0.24%
Putnam VT Health Sciences Fund                           0.07%
Putnam VT High Yield Fund     0.45%
Putnam VT Income Fund 0.17%
Putnam VT International Growth Fund 0.09%
Putnam VT International Growth and Income Fund    0.08%
Putnam VT International New Opportunities Fund    0.23%
Putnam VT Investors Fund 0.25%
Putnam VT Money Market Fund 0.59%
Putnam VT New Opportunities Fund 0.37%
Putnam VT New Value Fund 0.10%
Putnam VT OTC & Emerging Growth Fund    0.06%
Putnam VT Research Fund  0.62%
Putnam VT Utilities Growth and Income Fund   0.25%
Putnam VT Vista Fund     0.13%
Putnam VT Voyager Fund   0.28%


(e)  Putnam Capital Manager Trust Variable Life
Separate Account VLUL

Putnam VT Asia Pacific Growth Fund *
Putnam VT Diversified Income Fund *
Putnam VT Global Asset Allocation Fund  *
Putnam VT Global Growth Fund  *
Putnam VT The George Putnam Fund of Boston   *
Putnam VT Growth and Income Fund   *
Putnam VT Health Sciences Fund     *
Putnam VT High Yield Fund     *
Putnam VT Income Fund    *
Putnam VT International Growth Fund     *
Putnam VT International Growth and Income Fund    *
Putnam VT International New Opportunities Fund    *
Putnam VT Investors Fund *
Putnam VT Money Market Fund *
Putnam VT New Opportunities Fund   *
Putnam VT New Value Fund *
Putnam VT OTC & Emerging Growth Fund    *
Putnam VT Research Fund  *
Putnam VT Utilities Growth and Income Fund *
Putnam VT Vista Fund     *
Putnam VT Voyager Fund   *

(2)  Hartford Life and Annuity Insurance Company

(a)  Putnam Capital Manager Trust Separate
Account Two

Putnam VT Asia Pacific Growth Fund 59.34%
Putnam VT Diversified Income Fund 44.52%
Putnam VT Global Asset Allocation Fund 49.65%
Putnam VT Global Growth Fund 53.77%
Putnam VT The George Putnam Fund of Boston   56.37%
Putnam VT Growth and Income Fund   47.35%
Putnam VT Health Sciences Fund     11.76%
Putnam VT High Yield Fund     54.08%
Putnam VT Income Fund    35.90%
Putnam VT International Growth Fund 53.78%
Putnam VT International Growth and Income Fund    60.12%
Putnam VT International New Opportunities Fund    60.59%
Putnam VT Investors Fund 54.42%
Putnam VT Money Market Fund 48.04%
Putnam VT New Opportunities Fund 42.76%
Putnam VT New Value Fund 60.35%
Putnam VT OTC & Emerging Growth Fund    61.20%
Putnam VT Research Fund  58.40%
Putnam VT Utilities Growth and Income Fund 44.80%
Putnam VT Vista Fund     58.28%
Putnam VT Voyager Fund   49.74%

(b)  Putnam Capital Manager Trust Separate
Account VLI

Putnam VT Asia Pacific Growth Fund                      0.02%
Putnam VT Diversified Income Fund  0.04%
Putnam VT Global Asset Allocation Fund                      0.13%
Putnam VT Global Growth Fund 0.46%
Putnam VT The George Putnam Fund of Boston   0.11%
Putnam VT Growth and Income Fund 0.11%
Putnam VT Health Sciences Fund                           0.76%
Putnam VT High Yield Fund     0.27%
Putnam VT Income Fund 0.20%
Putnam VT International Growth Fund 0.14%
Putnam VT International Growth and Income Fund    0.06%
Putnam VT International New Opportunities Fund    0.03%
Putnam VT Investors Fund           0.17%
Putnam VT Money Market Fund 0.13%
Putnam VT New Opportunities Fund   0.21%
Putnam VT New Value Fund 0.02%
Putnam VT OTC & Emerging Growth Fund                     0.51%
Putnam VT Research Fund  *
Putnam VT Utilities Growth and Income Fund 0.18%
Putnam VT Vista Fund    0.05%
Putnam VT Voyager Fund   0.23%

(c)  Putnam Capital Manager Trust Separate
Account VLII

Putnam VT Asia Pacific Growth Fund *
Putnam VT Diversified Income Fund 0.05%
Putnam VT Global Asset Allocation Fund  0.03%
Putnam VT Global Growth Fund  0.13%
Putnam VT The George Putnam Fund of Boston   0.09%
Putnam VT Growth and Income Fund              0.06%
Putnam VT Health Sciences Fund                           0.15%
Putnam VT High Yield Fund     0.17%
Putnam VT Income Fund 0.10%
Putnam VT International Growth Fund 0.04%
Putnam VT International Growth and Income Fund    0.02%
Putnam VT International New Opportunities Fund    0.02%
Putnam VT Investors Fund           0.04%
Putnam VT Money Market Fund 0.03%
Putnam VT New Opportunities Fund   0.04%
Putnam VT New Value Fund 0.01%
Putnam VT OTC & Emerging Growth Fund                     0.13%
Putnam VT Research Fund  *
Putnam VT Utilities Growth and Income Fund   0.06%
Putnam VT Vista Fund     0.02%
Putnam VT Voyager Fund   0.06%

(d)  Putnam Capital Manager Trust Variable Life
Separate Account Five

Putnam VT Asia Pacific Growth Fund 0.42%
Putnam VT Diversified Income Fund  0.41%
Putnam VT Global Asset Allocation Fund                     0.40%
Putnam VT Global Growth Fund 0.49%
Putnam VT The George Putnam Fund of Boston   *
Putnam VT Growth and Income Fund              0.34%
Putnam VT Health Sciences Fund     0.39%
Putnam VT High Yield Fund 0.37%
Putnam VT Income Fund    0.19%
Putnam VT International Growth Fund 0.25%
Putnam VT International Growth and Income Fund    0.23%
Putnam VT International New Opportunities Fund    0.53%
Putnam VT Investors Fund           0.14%
Putnam VT Money Market Fund   0.63%
Putnam VT New Opportunities Fund 0.47%
Putnam VT New Value Fund 0.32%
Putnam VT OTC & Emerging Growth Fund 0.08%
Putnam VT Research Fund  0.28%
Putnam VT Utilities Growth and Income Fund   0.31%
Putnam VT Vista Fund 0.25%
Putnam VT Voyager Fund   0.34%

(e)  Putnam Capital Manager Trust Separate
Account Six

Putnam VT Asia Pacific Growth Fund *
Putnam VT Diversified Income Fund  0.16%
Putnam VT Global Asset Allocation Fund  0.20%
Putnam VT Global Growth Fund  0.05%
Putnam VT The George Putnam Fund of Boston   *
Putnam VT Growth and Income Fund              0.03%
Putnam VT Health Sciences Fund *
Putnam VT High Yield Fund     *
Putnam VT Income Fund           0.12%
Putnam VT International Growth Fund 6.25%
Putnam VT International Growth and Income Fund    *
Putnam VT International New Opportunities Fund *
Putnam VT Investors Fund *
Putnam VT Money Market Fund   0.31%
Putnam VT New Opportunities Fund   0.22%
Putnam VT New Value Fund *
Putnam VT OTC & Emerging Growth Fund    *
Putnam VT Research Fund *
Putnam VT Utilities Growth and Income Fund   *
Putnam VT Vista Fund *
Putnam VT Voyager Fund   *

(f)  Putnam Capital Manager Trust Separate
Account VLUL Putnam VT Asia Pacific Growth Fund *
Putnam VT Diversified Income Fund *
Putnam VT Global Asset Allocation Fund  *
Putnam VT Global Growth Fund  *
Putnam VT The George Putnam Fund of Boston   *
Putnam VT Growth and Income Fund   *
Putnam VT Health Sciences Fund     *
Putnam VT High Yield Fund     *
Putnam VT Income Fund *
Putnam VT International Growth Fund     *
Putnam VT International Growth and Income Fund    *
Putnam VT International New Opportunities Fund    *
Putnam VT Investors Fund *
Putnam VT Money Market Fund *
Putnam VT New Opportunities Fund   *
Putnam VT New Value Fund *
Putnam VT OTC & Emerging Growth Fund    *
Putnam VT Research Fund  *
Putnam VT Utilities Growth and Income Fund   *
Putnam VT Vista Fund            *
Putnam VT Voyager Fund   *

(3)  ReliaStar Life Insurance Company

(a)  Select Life I

Putnam VT Diversified Income Fund 0.01%
Putnam VT Growth and Income Fund 0.03%
Putnam VT Utilities Growth and Income Fund   0.03%
Putnam VT Voyager Fund  0.11%

(b)  Select Life II

Putnam VT Asia Pacific Growth Fund 1.57%
Putnam VT Diversified Income Fund 0.16%
Putnam VT Growth and Income Fund 0.16%
Putnam VT New Opportunities Fund 0.47%
Putnam VT Utilities Growth and Income Fund   0.17%
Putnam VT Voyager Fund 0.66%
(c)  Select Life III
Putnam VT Asia Pacific Growth Fund 1.57%
Putnam VT Diversified Income Fund 0.16%
Putnam VT Growth and Income Fund 0.16%
Putnam VT New Opportunities Fund 0.47%
Putnam VT Utilities Growth and Income Fund 0.17%
Putnam VT Voyager Fund       0.66%

(d) Survivorship Flexible Premium Variable
Life (SVUL I)

Putnam VT Asia Pacific Growth Fund 0.03%
Putnam VT Diversified Income Fund  0.01%
Putnam VT Growth and Income Fund *
Putnam VT New Opportunities Fund *
Putnam VT Utilities Growth and Income Fund   *
Putnam VT Voyager Fund 0.01%

(e)  Select Annuity II

Putnam VT Diversified Income Fund  0.08%
Putnam VT Growth and Income Fund   0.08%
Putnam VT Utilities Growth and Income Fund   0.14%
Putnam VT Voyager Fund  0.22%

(f)  Select Annuity III

Putnam VT Asia Pacific Growth Fund 2.70%
Putnam VT Diversified Income Fund 1.59%
Putnam VT Growth and Income Fund 0.63%
Putnam VT New Opportunities Fund 1.31%
Putnam VT Utilities Growth and Income Fund   0.67%
Putnam VT Voyager Fund   1.47%


(4)  ReliaStar Life Insurance Company
of New York

(a)  Select Annuity New York

Putnam VT Diversified Income Fund  *
Putnam VT Growth and Income Fund   *
Putnam VT Utilities Growth and Income Fund   0.01%
Putnam VT Voyager fund    0.01%

(5)  American Enterprise Life
Insurance Company

(a)  Variable Annuity Account

Putnam VT Diversified Income Fund 1.18%
Putnam VT Growth and Income Fund 0.20%
Putnam VT Global Growth Fund 0.07%
Putnam VT High Yield Fund     0.51%
Putnam VT New Opportunities Fund 0.36%
Putnam VT Voyager Fund 0.01%

(b)  American Centurion Life

Putnam VT Diversified Income Fund 0.09%
Putnam VT Growth and Income Fund 0.02%
Putnam VT High Yield Fund 0.09%
Putnam VT New Opportunities Fund 0.01%

(6)  Investors Life Insurance Company of
North America

CIGNA Separate Account I

Putnam VT Growth and Income Fund   0.36%
Putnam VT Income Fund    1.86%
Putnam VT Money Market Fund 7.55%
Putnam VT Voyager Fund   0.09%

(7)  Paragon Life Insurance Company

(a)  Paragon Variable Life

Putnam VT Asia Pacific Growth Fund 0.15%
Putnam VT Diversified Income Fund  0.01%
Putnam VT Global Asset Allocation Fund  0.01%
Putnam VT Global Growth Fund  0.01%
Putnam VT Growth and Income Fund   *
Putnam VT High Yield Fund     0.02%
Putnam VT Income Fund    *
Putnam VT International Growth Fund *
Putnam VT International Growth and Income Fund    *
Putnam VT International New Opportunities Fund *
Putnam VT Investors Fund *
Putnam VT Money Market Fund   *
Putnam VT New Opportunities Fund *
Putnam VT Utilities Growth and Income Fund   *
Putnam VT Voyager Fund   0.01%
(b)  Paragon Variable Life Multi-Manager
Putnam VT High Yield Fund 0.04%
Putnam VT Income Fund 0.08%
Putnam VT New Opportunities Fund 0.03%
Putnam VT Voyager Fund 0.02%

(c)  Paragon IVUL

Putnam VT High Yield Fund *
Putnam VT Income Fund *
Putnam VT New Opportunities Fund   *
Putnam VT Voyager Fund             *

(8)  IDS Life Insurance Company

(a)  IDS Life Variable Account 10

Putnam VT New Opportunities Fund 16.51%

  (b)  IDS Life of New York
  Flexible Portfolio Annuity Account

Putnam VT New Opportunities Fund   0.93%

(c)  IDS Life Variable Life
Separate Account Putnam VT New

Opportunities Fund                 4.34%

(d)  IDS Life of New York
Account 8

Putnam VT New Opportunities Fund 0.25%

(9)  Cova Financial Life Insurance Company

(a)  Variable Annuity Account One
Putnam VT Growth and Income Fund   0.17%
Putnam VT International Growth Fund 2.76%
Putnam VT International New Opportunities Fund    0.04%
Putnam VT New Value Fund 0.20%
Putnam VT Vista Fund     0.76%

(b)  Variable Annuity Account Five

Putnam VT Growth and Income Fund   0.01%
Putnam VT International Growth Fund 0.23%
Putnam VT International New Opportunities Fund    0.04%
Putnam VT New Value Fund 0.02%
Putnam VT Vista Fund 0.04%

(c)  Variable Annuity Account Eight

Putnam VT Growth and Income Fund   *
Putnam VT International Growth Fund *
Putnam VT Vista Fund     *

Class IB Shares
                    Percentage of
Issuer Name         shares owned Separate Account Fund of record
--------------------------------------------------------------------------

(1)  American General Life Insurance Company

(a)  Separate Account VL-R

Putnam VT Diversified Income Fund  9.24%
Putnam VT Growth and Income Fund   8.24%
Putnam VT International Growth and Income Fund    15.20%

(2)  Hartford Life and Annuity Insurance Company

(a)  ICMG Registered Variable Life Separate
Account One

Putnam VT International Growth Fund 0.42%
Putnam VT Vista Fund     0.70%
Putnam VT Voyager Fund   0.12%


(3)  Putnam Hartford Capital Access Variable Annuity

(a)  Hartford Life Insurance Company Putnam Capital
Manager Trust Separate Account

Putnam VT Asia Pacific Growth Fund 10.82%
Putnam VT Diversified Income Fund 6.27%
Putnam VT Global Asset Allocation Fund 0.66%
Putnam VT Global Growth Fund 6.33%
Putnam VT The George Putnam Fund of Boston   6.67%
Putnam VT Growth and Income Fund              5.36%
Putnam VT Health Sciences Fund 4.63%
Putnam VT High Yield Fund 5.65%
Putnam VT Income Fund 11.64%
Putnam VT International Growth Fund 9.15%
Putnam VT International Growth and Income Fund    4.41%
Putnam VT International New Opportunities Fund    21.51%
Putnam VT Investors Fund           6.34%
Putnam VT Money Market Fund   6.57%
Putnam VT New Opportunities Fund 11.21%
Putnam VT New Value Fund 2.71%
Putnam VT OTC & Emerging Growth Fund 6.35%
Putnam VT Utilities Growth and Income Fund   49.79%
Putnam VT Vista Fund     6.15%
Putnam VT Voyager Fund   7.23%

(b)  Hartford Life and Annuity Insurance Company
Putnam Capital Manager Trust Separate Account Two

Putnam VT Asia Pacific Growth Fund 89.18%
Putnam VT Diversified Income Fund 52.12%
Putnam VT Global Asset Allocation Fund 89.93%
Putnam VT Global Growth Fund 62.36%
Putnam VT The George Putnam Fund of Boston   93.33%
Putnam VT Growth and Income Fund   75.34%
Putnam VT Health Sciences Fund     95.37%
Putnam VT High Yield Fund     82.40%
Putnam VT Income Fund           88.36%
Putnam VT International Growth Fund 90.43%
Putnam VT International Growth and Income Fund    80.38%
Putnam VT International New Opportunities Fund    78.49%
Putnam VT Investors Fund           93.66%
Putnam VT Money Market Fund   86.89%
Putnam VT New Opportunities Fund 88.79%
Putnam VT New Value Fund 49.18%
Putnam VT OTC & Emerging Growth Fund 93.65%
Putnam VT Utilities Growth and Income Fund   93.65%
Putnam VT Research 95.78%
Putnam VT Vista Fund     79.66%
Putnam VT Voyager Fund   62.58%

(4)  PFL Life Insurance Company

(a)  Flexible Premium Individual Deferred
Variable Annuity

Putnam VT Global Growth Fund  31.31%
Putnam VT Money Market Fund 6.54%
Putnam VT New Value Fund 48.11%

(5)  Principal Mutual Life
Insurance Company

(a)  PrinFlex Life

Putnam VT Global Asset Allocation Fund  9.41%
Putnam VT Vista Fund 13.49%
Putnam VT Voyager Fund 20.43%

(6)  American Express
Insurance Company

(a)  AEL Personal Portfolio
Plus 2

Putnam VT Diversified Income Fund  27.02%
Putnam VT Growth and Income Fund   9.52%
Putnam VT High Yield Fund 9.32%
Putnam VT Voyager Fund 8.36%

(b)  ACL Personal Portfolio
Plus 2

Putnam VT Diversified Income Fund  5.34%
Putnam VT Growth and Income Fund   1.55%
Putnam VT High Yield Fund 2.63%
Putnam VT Voyager Fund 1.28%

*Less than 1/10th of 1%.

The address for the separate accounts for Class IA shares listed in (1) and (2) above is: 200 Hopmeadow
St., Simsbury, CT  06089.
The address for the separate accounts listed in (3) and (4) above is: 20 Washington Avenue South,
Minneapolis, MN 55401. The address for the separate account listed in (5) above is: 80 South 8th Street, Minneapolis, MN 55440. The address for the separate account listed in (6) above is: Austin Centre, 701
Brazos Street, Austin, TX 78701. The address for the separate account listed in (7) above is: 100 South
Brentwood, St. Louis, MO 63105. The address for the separate account listed in (8) above is: IDS Tower 10, Minneapolis, MN 55440. The address for the separate account listed in (9) above is: One Tower Lane, Suite
3000, Oakbrook Terrace, IL 60181.

The address for the separate accounts for Class IB shares listed in (1) 2727-A Allen Parkway, Houston, TX
77019.  The address for the separate account listed in
(2) above is: 100 Campus Drive, Suite 250, Florham
Park, NJ. The address for the separate account listed in (3) above is: 200 Hopmeadow St., Simsbury, CT
06089. The address for the separate accounts listed in
(4) above is: 4333 Edgewood Rd., NE Cedar Rapids, IA
52499.  The address for the separate account listed in
(5) above is 711 High St., DesMoines, IA 50392. The address for the separate account listed in (6) above is: 80 South 8th Street, Minneapolis, MN 55440.

Each of the insurance companies issuing the separate accounts listed above have agreed to vote their shares in proportion to and in the manner instructed by contract and policy owners. By virtue of the foregoing, each of these insurance companies, or any of them together, may be deemed to be a controlling person of each of the funds.

Putnam Management and its affiliates

Putnam Management is one of America's oldest and largest money management firms. Putnam Management's staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund's portfolio. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than could be purchased by the investor individually; the resulting diversification helps reduce investment risk. Putnam
Management has been managing mutual funds since 1937.
Today, the firm serves as the investment manager for the funds in the Putnam Family, with nearly $222 billion in assets in nearly 11 million shareholder accounts at December 31, 1998.
An affiliate, The Putnam Advisory Company, Inc., manages domestic and foreign institutional accounts and mutual funds, including the accounts of many
Fortune 500 companies.  Another affiliate, Putnam
Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary powers. At December 31, 1998, Putnam Management and its affiliates managed over $294 billion in assets, including over $20 billion in taxexempt securities and over $71 billion in retirement plan assets.

Putnam Management, Putnam Mutual Funds and Putnam
Fiduciary Trust Company are subsidiaries of Putnam
Investments, Inc., a holding company which in turn is, except for a minority stake owned by employees, owned by Marsh & McLennan Companies, Inc., a publiclyowned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

Trustees and officers of a fund who are also officers of Putnam Management or its affiliates or who are stockholders of Marsh & McLennan Companies, Inc. will benefit from the advisory fees, sales commissions, distribution fees, custodian fees and transfer agency fees paid or allowed by the fund.

The Management Contract
Under a Management Contract between the Trust and
Putnam Management dated October 2, 1987, as
supplemented March 2, 1990, and as further
supplemented February 27, 1992, July 9, 1993, April 5,
1994, June 2, 1994, April 7, 1995, July 13, 1995, July
11, 1996 and as further supplemented, December 20,
1996, February 6, 1998, and July 10, 1998 and March 4,
1999, subject to such policies as the Trustees may
determine, Putnam Management, at its expense,
furnishes continuously an investment program for the
funds and makes investment decisions on their behalf.
Subject to the control of the Trustees, Putnam
Management also manages, supervises and conducts the
other affairs and business of the Trust, furnishes
office space and equipment, provides bookkeeping and
clerical services (including determination of the net
asset value, but excluding shareholder accounting
services) and places all orders for the purchase and
sale of the Trust's portfolio securities.  Putnam
Management may place the Trust's portfolio
transactions with broker-dealers which furnish Putnam
Management, without cost to it, certain research,
statistical and quotation services of value to Putnam
Management and its affiliates in advising the Trust
and other clients.  In so doing, Putnam Management may
cause a fund to pay greater brokerage commissions than
it might otherwise pay.
The compensation payable to Putnam Management under
the Management Contract for its investment management
services to the funds is paid quarterly at the
following annual rates of each fund's average net
assets, as determined at the close of each business
day during the quarter:
Fund                                 Rate
Putnam VT International New          1.20% of the first $500
Opportunities Fund                   million of average net assets,
                                     1.10% of the next $500 million, 1.05%
                                     of the next $500 million, 1.00% of the
                                     next $5 billion, 0.975% of the
                                     next $5 billion, 0.955% of the next
                                     $5 billion, 0.94% of the next $5
                                     billion, and  0.93% of any
                                     excess thereafter

Putnam VT Asia Pacific Growth Fund,  0.80% of the first $500
Putnam VT International Growth Fund, and million of average net
Putnam VT International Growth and   assets, 0.70% of the
Income Fund                          next $500 million, 0.65% of the next
                                     $500 million, 0.60% of the next $5
                                     billion, 0.575% of the next $5
                                     billion, 0.555% of the next $5 billion,
                                     0.54% of the next $5 billion, and 0.53%
                                     of any excess thereafter.

Putnam VT Diversified Income Fund,   0.70% of the first $500 Putnam VT Global
Asset Allocation Fund,               million of average
Putnam VT Health Sciences Fund       net assets, 0.60% of
Putnam VT High Yield Fund,           the next $500 million,
Putnam VT New Opportunities Fund,    0.55% of the next $500
Putnam VT New Value Fund,            million, 0.50% of the
Putnam VT OTC & Emerging Growth Fund,next $5 billion, 0.475%
Putnam VT Utilities Growth and Income Fund and of the next $5 billion,
Putnam VT Voyager Fund                0.455% of the next $5 billion, 0.44% of
                                      the next $5 billion and 0.43% of any
                                      excess thereafter.

Putnam VT Growth and Income Fund,     0.65% of the first $500
Putnam VT Investors Fund,             million of average net
Putnam VT The George Putnam Fund of Boston,  assets, 0.55% of the
Putnam VT Research Fund,              next $500 million,
Putnam VT Income Fund                 0.50% of the next $500
Putnam VT Vista Fund                  million, 0.45% of the next $5 billion,
                                      0.425%  of the next
                                      $5 billion, 0.405% of the next
                                      $5 billion, 0.39% of the next $5
                                      billion and 0.38% of any
                                      excess thereafter.

Putnam VT Global Growth Fund          0.60% of average net assets.

Putnam VT Money Market Fund           0.45% of the first $500 million of
                                      average net assets, 0.35% of the next
                                      $500 million, 0.30% of the next $500
                                      million, 0.25% of the next $5 billion,
                                      0.225% of the next $5 billion, 0.205% of the next $5 billion, 0.19% of the next
                                      $5 billion and 0.18% of any
                                      excess thereafter.

The Trust pays affiliates of Putnam Management additional amounts for investor servicing and custody services.

In addition to the fee paid to Putnam Management, the Trust reimburses Putnam Management for the compensation and related expenses of certain officers of the funds and certain persons who assist them in carrying out the responsibilities of their offices.
During fiscal 1998, the Trust reimbursed Putnam
Management $253,712 in this regard, including $211,759 in contributions to the Putnam Investments, Inc.
Profit Sharing Retirement Plan for the benefit of such officers and their assistants. The Trust may also pay or reimburse Putnam Management for all or a part of the compensation and related expenses of one or more other officers of the Trust and their assistants who provide certain administrative services for the fund and the other Putnam funds, each of which bears an allocated share of the foregoing costs. Currently the Trust is reimbursing Putnam Management for the compensation and related expenses of the Senior Vice
President and the Clerk of the Trust. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees. Putnam
Management pays all other salaries of officers of the Trust. The Trust pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays any cost of typesetting for its prospectuses and any cost of printing and mailing prospectuses sent to its shareholders.
Putnam Mutual Funds pays the cost of printing and distributing all other prospectuses.

The Management Contract provides that Putnam
Management shall not be subject to any liability to the Trust or to any shareholder of the Trust for any act or omission in the course of or connected with rendering services to the Trust in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of Putnam
Management. The Management Contract may be terminated as to the Trust or as to any fund without penalty by vote of the Trustees or the shareholders of one or more Funds affected, or by Putnam Management, on 30 days' written notice. It may be amended with respect to a fund only by a vote of the shareholders of that fund. The
Management Contract also terminates without payment of any penalty in the event of its assignment. The
Management Contract provides that it will continue in effect as to any fund only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders of that fund, and, in either case, by a majority of the Trustees who are not "interested persons" of Putnam Management or any fund.
In each of the foregoing cases, the vote of the shareholders of any fund is the affirmative vote of a "majority of the outstanding voting securities" of such fund as defined in the Investment Company Act of 1940. The continuation of the Contract as to all funds was unanimously approved by the Trustees, including those Trustees who are not "interested persons," on January 5, 1996. Putnam Management's compensation under the Management Contract may be reduced in any year if the fund's expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale. The term "expenses" is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes, interest, extraordinary expenses and, if the fund has a distribution plan, payments made under such plan.
Under the Management Contract, Putnam Management may reduce its compensation to the extent that a fund's expenses exceed such lower expense limitation as Putnam Management may, by notice to the fund, declare to be effective. The expenses subject to this limitation are exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expenses and, if the fund has a distribution plan, payments required under such plan.
For the purpose of determining any such limitation on Putnam Management's compensation, expenses of the fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses.

Management fees

                                                                                     Reflecting a
                                                                                     reduction in the following
                                                     Fiscal         Management       amounts pursuant to
Fund name                                             year          fee paid         an expense limitation
-------------------------------------------     ---------------     -----------------------------------------------------------
Putnam VT Asia Pacific Growth Fund                    1998               $769,751
                                                      1997               $1,076,596
                                                      1996               $681,628

Putnam VT Diversified Income Fund                     1998               $4,373,212
                                                      1997               $3,811,378
                                                      1996               $2,766,551

Putnam VT The George Putnam
   Fund of Boston                                     1998+              $207,992        $133,702

Putnam VT Global Asset Allocation Fund                1998               $6,476,330
                                                      1997               $5,755,350
                                                      1996               $4,262,397

Putnam VT Global Growth Fund                          1998               $10,690,208
                                                      1997               $9,366,376
                                                      1996               $6,444,626

Putnam VT Growth and Income Fund                      1998               $42,223,532
                                                      1997               $34,012,687
                                                      1996               $21,454,942

Putnam VT Health Sciences Fund                        1998+              $295,300         $43,829

Putnam VT High Yield Fund                             1998               $6,936,557
                                                      1997               $5,842,951
                                                      1996               $4,142,115

Putnam VT Income Fund                                 1998               $5,276,417
                                                      1997               $4,731,739
                                                      1996               $4,628,688

Putnam VT International Growth Fund                   1998               $1,920,623
                                                      1997*              $608,193          $55,502
                                                      1996               N/A

Putnam VT International Growth and Income
   Fund                                               1998               $2,185,230
                                                      1997*              $871,531
                                                      1996               N/A

Putnam VT International New
   Opportunities Fund                                 1998               $1,488,974        $25,296
                                                      1997*              $893,002          $206,574
                                                      1996                N/A

Putnam VT Investors Fund                              1998+              $425,193          $15,450

Putnam VT Money Market Fund                           1998               $2,267,755
                                                      1997               $2,090,282
                                                      1996               $1,689,370

Putnam VT New Opportunities Fund                      1998               $16,639,549
                                                      1997               $12,267,574
                                                      1996               $7,144,796


Putnam VT New Value Fund                              1998               $1,622,770
                                                      1997*              $757,486
                                                      1996                N/A

Putnam VT OTC & Emerging Growth Fund                  1998+              $62,785       $93,939

Putnam VT Research Fund                               1998++             $19,146       $28,096

Putnam VT Utilities Growth and Income Fund            1998               $5,824,579
                                                      1997               $4,703,343
                                                      1996               $3,753,576

Putnam VT Vista Fund                                  1998               $1,526,540
                                                      1997*              $600,249
                                                      1996                N/A

Putnam VT Voyager Fund                                1998               $26,815,677
                                                      1997               $21,134,308
                                                      1996               $15,143,788

* Commencement of operations January 2, 1997
+ Commencement of operations April 30, 1998
++Commencement of operations September 30, 1998

Portfolio Transactions

Investment decisions. Investment decisions for each of the funds and for the other investment advisory clients of Putnam Management and its affiliates are made with a view to achieving their respective investment objectives.
Investment decisions are the product of many factors in addition to basic suitability for the particular client involved.
Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in Putnam Management's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and research services.  Transactions on U.S.
stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-thecounter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive "brokerage and research services" (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which these broker-dealers have arrangements. Consistent with this practice, Putnam Management receives brokerage and research services and other similar services from many broker-dealers with which Putnam Management places the funds' portfolio transactions and from third parties with which these broker-dealers have arrangements.
These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services and personal computers utilized by Putnam Management's managers and analysts.
Where the services referred to above are not used exclusively by Putnam Management for research purposes, Putnam Management, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to their nonresearch use. Some of these services are of value to Putnam Management and its affiliates in advising various of their clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The management fee paid by the Trust is not reduced because Putnam Management and its affiliates receive these services even though Putnam Management might otherwise be required to purchase some of these services for cash.

Putnam Management places all orders for the purchase
and sale of portfolio investments for each fund and
buys and sells investments for each fund through a
substantial number of brokers and dealers.
In so doing, Putnam Management uses its best efforts
to obtain for each fund the most favorable price and
execution available, except to the extent it may be
permitted to pay higher brokerage commissions as
described below.  In seeking the most favorable price
and execution, Putnam Management, having in mind each
fund's best interests, considers all factors it deems
relevant, including, by way of illustration, price,
the size of the transaction, the nature of the market
for the security or other investment, the amount of
the commission, the timing of the transaction taking
into account market prices and trends, the reputation,
experience and financial stability of the brokerdealer
involved and the quality of service rendered by the
brokerdealer in other transactions.
As permitted by Section 28(e) of the 1934 Act, and by
the Management Contract, Putnam Management may cause a
fund to pay a broker-dealer which provides "brokerage
and research services" (as defined in the 1934 Act) to
Putnam Management an amount of disclosed commission
for effecting securities transactions on stock
exchanges and other agency transactions for the fund
on an agency basis in excess of the commission which
another brokerdealer would have charged for effecting
that transaction.  Putnam Management's authority to
cause a fund to pay any such greater commissions is
also subject to such policies as the Trustees may
adopt from time to time.  Putnam Management does not
currently intend to cause the Trust to make such
payments.  It is the position of the staff of the
Securities and Exchange Commission that Section 28(e)
does not apply to the payment of such greater
commissions in "principal" transactions.  Accordingly,
Putnam Management will use its best efforts to obtain
the most favorable price and execution available with
respect to such transactions, as described above.
The Management Contract provides that commissions,
fees, brokerage or similar payments received by Putnam
Management or an affiliate in connection with the
purchase and sale of portfolio investments of a fund,
less any direct expenses approved by the Trustees,
shall be recaptured by the fund through a reduction of
the fee payable by the fund under the Management
Contract.  Putnam Management seeks to recapture for
each fund soliciting dealer fees on the tender of the
fund's portfolio securities in tender or exchange
offers.  Any such fees which may be recaptured are
likely to be minor in amount.
Consistent with the Conduct Rules of the National
Association of Securities Dealers, Inc. and subject to
seeking the most favorable price and execution
available and such other policies as the Trustees may
determine, Putnam Management may consider sales of
shares of the Trust (and, if permitted by law, of the
other Putnam funds) as a factor in the selection of
broker-dealers to execute portfolio transactions for
the Funds.
                             Fiscal      Brokerage
Fund name                    year        commissions
----------------             ------    ----------------

Putnam VT Asia Pacific Growth 1998      $567,025
     Fund                     1997      $679,699
                              1996      $829,577

Putnam VT Diversified         1998      $24,354
   Income Fund                1997      $32,813
                              1996      $11,983

Putnam VT The George
Putnam Fund of Boston **      1998      $59,761

Putnam VT Global Asset        1998      $1,315,749
     Allocation Fund          1997      $1,043,014
                              1996      $908,217

Putnam VT Global              1998      $9,323,318
     Growth Fund              1997      $8,339,967
                              1996      $3,111,557


Putnam VT Growth and          1998      $9,816,504
     Income Fund              1997      $8,609,589
                              1996      $5,056,587

Putnam VT Health Sciences Fund**
                              1998      $71,364

Putnam VT High                1998      $687
     Yield Fund               1997      $9,384
                              1996      $14,940

Putnam VT International       1998      $1,195,025
Growth Fund*                  1997      $553,235
                              1996       N/A

Putnam VT International       1998      $788,632
Growth and Income Fund*       1997      $659,464
                              1996       N/A

Putnam VT International
     New Opportunities Fund*  1998      $870,433
                              1997      $733,380
                              1996       N/A

Putnam VT Investors Fund**    1998      $153,269

Putnam VT Money               1998      $0
     Market Fund              1997      $0
                              1996      $0

Putnam VT New Opportunities
Fund**                        1998      $2,762,099
                              1997      $2,268,158
                              1996      $1,584,684

Putnam VT New                 1998      $644,506
Value Fund                    1997      $292,442
                              1996      N/A

Putnam VT OTC & Emerging
     Growth Fund**            1998      $11,546

Putnam VT Research Fund***    1998      $12,374

Putnam VT Income Fund         1998      $64,214
                              1997      $85,584
                              1996      $23,582

Putnam VT Income Fund         1998      $430,952
                              1997      $785,994
                              1996      $898,263

Putnam VT Vista Fund**        1998      $450,722
                              1997      $174,221
                              1996       N/A

Putnam VT Voyager Fund        1998      $5,065,820
                              1997      $3,624,594
                              1996      $3,380,235

*    Commencement of operations January 2, 1997.
**   Commencement of operations April 30, 1998.
***  Commencement of operations September 30, 1998.

Principal Underwriter

Putnam Mutual Funds is the principal underwriter of shares of the Trust, which are continuously offered, and shares of the other continuously offered Putnam funds. Putnam Mutual Funds is not obligated to sell any specific amount of shares of the Trust and will purchase shares for resale only against orders for shares.

Investor servicing agent and Custodian

Putnam Investor Services, a division of Putnam
Fiduciary Trust Company ("PFTC"), is the Trust's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the Trust as an expense of all its shareholders. The fee paid to Putnam Investor
Services is determined on the basis of the number of shareholder accounts, the number of transactions and the assets of the fund. Putnam Investor Services has won the DALBAR Service Award eight times in the past nine years. In 1997 and 1998, Putnam was the only company to win all three DALBAR Awards: for service to investors, to financial advisors, and to variable annuity contract holders. DALBAR, Inc. an independent research firm, presents the awards to financial services firms that provide consistently excellent service.

The Trust paid $14,612,839 in gross fees to PFTC for its investor servicing and custody services during fiscal 1998. The Trust made no payments to PFTC for out-of-pocket expenses related to the investor servicing agent's function for the year. For a description of the custodial services provided by PFTC, see "Custodian" below.

Putnam Fiduciary Trust Company is also investor servicing agent for the other Putnam funds and receives fees from each of those funds for its services.

INVESTMENT PERFORMANCE OF THE TRUST

Standard Performance Measures

Yield and total return data for the funds may from time to time be presented in the prospectus, this SAI and advertisements. In the case of funds with more than one class of shares, all performance information is calculated separately for each class. The data is calculated as follows.

Total return for the one-, five- and ten year periods
(or for such shorter periods as the fund has been in operation or shares of the relevant class have been outstanding) is determined by calculating the actual dollar amount of investment return on a $1,000 investment in a fund at the beginning of the period, at net asset value for class IA and IB shares and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of a fund during that period. Total return calculations assume deduction of the fund's maximum sales charge or CDSC, if applicable, and reinvestment of all fund distributions at net asset value on their respective reinvestment dates.

A fund's yield is presented for a specified thirty-day period (the "base period"). Yield is based on the amount determined by (i) calculating the aggregate amount of dividends and interest earned by the fund during the base period less expenses accrued for that period, and (ii) dividing that amount by the product of (A) the average daily number of shares of the fund outstanding during the base period and entitled to receive dividends and (B) the per share net asset value for class IA and IB shares of the fund on the last day of the base period. The result is annualized on a compounding basis to determine the fund's yield.
For this calculation, interest earned on debt obligations held by the fund is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values
(or, in the case of receivables-backed securities such as GNMAs, based on cost). Dividends on equity securities are accrued daily at their stated dividend rates. The amount of expenses used in determining the fund's yield includes, in addition to expenses actually accrued by the fund, an estimate of the amount of expenses that the fund would have incurred if brokerage commissions had not been used to reduce such expenses.

Putnam VT Money Market Fund's yield is computed by determining the percentage net change, excluding capital changes, in the value of an investment in one share of the fund over the seven-day period for which yield is presented (the "base period"), and multiplying the net change by 365/7 (or approximately
52 weeks). The fund's effective yield represents a compounding of the fund's yield by adding 1 to the number representing the percentage change in value of the investment during the base period, raising that sum to a power equal to 365/7, and subtracting 1 from the result.

At times, Putnam Management may reduce its compensation or assume expenses of a fund in order to reduce that fund's expenses. The annual per share amount of any such fee reduction or assumption of expenses during the fund's past ten fiscal years (or for the life of the fund, if shorter) is set forth in the footnotes to the table entitled "Financial highlights" in the class IA and class IB prospectuses.
Any such fee reduction or assumption of expenses would increase a fund's yield and total return for periods including the period of the fee reduction or assumption. The tables below present yield and total return performance information for the class IA shares for the period ended December 31, 1998 and for the class IB shares which are based on class IA shares and adjusted to reflect payments under the class IB distribution plan. For funds that have been in existence for more than one year, average annual total return information is shown. For funds in existence for a year or less, cumulative total return information (from the period of the fund's inception through December 31, 1998) is shown. All data is based on past performance and does not predict future results.

Class IA Shares


                                     Total Return
Putnam VT Fund                Yield*    1 year     5 years    10 years    Life of fund
Asia Pacific Growth Fund       --        -5.48%      --          --       -2.82%
Diversified Income Fund        7.51%     -1.37%      5.62%       --       5.76%
The George Putnam Fund
of Boston                      2.53%      --          --         --       3.69%
Global Asset Allocation Fund   2.13%     13.47%      13.80%      12.68%   12.2%
Global Growth Fund             --         29.71%     14.77%      --       12.68%
Growth and Income Fund         1.56%     15.42%      19.10%      16.04%   16.54%
Health Sciences Fund           --         --          --         --       9.51%
High Yield Fund                10.62%    -5.86%      7.31%       9.90%    9.77%
Income Fund                    6.18%     8.25%       7.01%       9.21%    8.69%
International Growth Fund      --        18.69%      --          --       17.50%
International Growth and
Income Fund                    1.43%     11.28%      --          --       15.36%
International New Opportunities
Fund                           --        15.58       --          --       7.49%
Investors Fund                 --        --          --          --       16.66%
Money Market Fund              4.92%     5.19%       4.95%       5.38%    5.47%
New Opportunities Fund         --        24.38%      --          --       23.19%
New Value Fund                 1.30%     6.26%       --          --       11.85%
OTC & Emerging Growth Fund     --        --          --          --       .94%
Research Fund                  --        --          --          --       19.51%
Utilities Growth and Income
Fund                           2.87%     14.92%      15.57%      --       14.75%
Vista Fund                     --        19.48%      --          --       21.45%
Voyager Fund                   --        24.36%      20.37%      20.15%   18.65%

* Information shown for all funds except Putnam VT
Money Market Fund represents 30-day yield.
Information shown for Putnam VT Money Market Fund represents 7-day yield.

Class IB Shares


                                         Total Return
Putnam VT Fund               Yield*    1 year    5 years    10 years    Life of fund
Asia Pacific Growth Fund      --        -5.48      --        --           -2.93
Diversified Income Fund       7.36%     -1.56      5.44      --           5.58
The George Putnam Fund of
Boston                        2.31%     --         --        --           3.69
Global Asset Allocation Fund  1.98%     13.47      13.68     12.53        12.09
Global Growth Fund            --        29.64      14.62     --           12.53
Growth and Income Fund        1.41%     15.30      18.94     15.87        16.37
Health Sciences Fund          --        --         --        --           9.40
High Yield Fund               10.51%    -5.92      7.18      9.75         9.62
International Growth Fund     --        18.43      --        --           17.30
International Growth and
Income Fund                   1.26%     11.25      --        --           15.24
International New
Opportunities Fund            --        15.47      --        --           7.33
Investors Fund                --        --         --        --           16.54
Income Fund                   6.18%     8.25       7.01      9.21         8.69
Money Market Fund             4.73      5.17       4.74      5.26         5.36
New Opportunities Fund        --        24.24      --        --           23.01
New Value Fund                1.18%     6.06       --        --           11.68
OTC & Emerging Growth Fund    --        --         --        --           0.82
Research Fund                 --        --         --        --           19.19
Utilities Growth and
Income Fund                   2.72%     14.85      15.41     --           14.60
Vista Fund                    --        19.47      --        --           21.37
Voyager Fund                  --        24.19      20.18     19.98        18.47

* Information shown for all funds except Putnam VT
Money Market Fund represents 30-day yield.
Information shown for Putnam VT Money Market Fund represents 7-day yield.

See the prospectus for the inception date of each fund. The foregoing performance information reflects an expense limitation applicable to Putnam VT High
Yield Fund for fiscal 1988, Putnam VT Utilities Growth and Income Fund for fiscal 1992, Putnam VT New
Opportunities Fund for fiscal 1994, Putnam VT Asia
Pacific Growth Fund for fiscal 1995, and Putnam VT
International Growth Fund, Putnam VT International
Growth and Income Fund, Putnam VT International New
Opportunities Fund, Putnam New Value Fund and Putnam
VT Vista Fund for fiscal 1997 and Putnam VT The George
Putnam Fund of Boston, Putnam VT Health Sciences Fund,
Putnam VT Investors Fund, Putnam VT OTC & Emerging
Growth Fund and Putnam VT Research Fund for fiscal
1998. Performance information presented for the funds should not be compared directly with performance information of other insurance products without taking into account insurance-related charges and expenses payable under their variable annuity contracts.
These charges and expenses are not reflected in the funds' performance and would reduce an investor's return under the annuity contract.

DETERMINATION OF NET ASSET VALUE

The Trust values the shares of each fund daily on each day the New York Stock Exchange (the "Exchange") is open. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents' Day,
Good Friday, Memorial Day, the Fourth of July, Labor
Day, Thanksgiving and Christmas. The Trust determines net asset value as of the close of regular trading on the Exchange, currently 4:00 p.m. However, equity options held by a fund are priced as of the close of trading at 4:10 p.m., and futures contracts on U.S.
government and other fixed-income securities and index options held by a fund are priced as of their close of trading at 4:15 p.m.

Putnam VT Money Market fund. The valuation of the fund's portfolio instruments at amortized cost is permitted in accordance with Securities and Exchange
Commission Rule 2a-7 and certain procedures adopted by the Trustees. The amortized cost of an instrument is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity, regardless of the effect of fluctuating interest rates on the market value of the instrument. Although the amortized cost method provides certainty in valuation, it may result at times in determinations of value that are higher or lower than the price the fund would receive if the instruments were sold. Consequently, changes in the market value of portfolio instruments during periods of rising or falling interest rates will not normally be reflected either in the computation of net asset value of the fund's portfolio or in the daily computation of net income. Under the procedures adopted by the Trustees, the fund must maintain a dollar-weighted average portfolio maturity of 397 days or less, purchase only instruments having remaining maturities of 90 days or less and invest in securities determined by the Trustees to be of high quality with minimal credit risks. The Trustees have also established procedures designed to stabilize, to the extent reasonably possible, the fund's price per share as computed for the purpose of distribution, redemption and repurchase at $1.00. These procedures include review of the fund's portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the fund's net asset value calculated by using readily available market quotations deviates from $1.00 per share, and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Trustees determine that such a deviation exists, they will take such corrective action as they regard as necessary and appropriate, including selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, redeeming shares in kind, or establishing a net asset value per share by using readily available market quotations.

Since the net income of the fund is declared as a dividend each time it is determined, the net asset value per share of the fund remains at $1.00 per share immediately after such determination and dividend declaration. Any increase in the value of a shareholder's investment in the fund representing the reinvestment of dividend income is reflected by an increase in the number of shares of the fund in the shareholder's account on the first day of the next month (or, if that day is not a business day, on the next business day). It is expected that the fund's net income will be positive each time it is determined. However, if because of realized losses on sales of portfolio investments, a sudden rise in interest rates, or for any other reason the net income of the fund determined at any time is a negative amount, the fund will offset such amount allocable to each then shareholder's account from dividends accrued during the month with respect to such account. If at the time of payment of a dividend (either at the regular monthly dividend payment date, or, in the case of a shareholder who is withdrawing all or substantially all of the shares in an account, at the time of withdrawal), such negative amount exceeds a shareholder's accrued dividends, the fund will reduce the number of outstanding shares by treating the shareholder as having contributed to the capital of the fund that number of full and fractional shares which represent the amount of excess. Each shareholder is deemed to have agreed to such contribution in these circumstances by his or her investment in the fund.

Other Funds. Each of the other funds determines net asset value as follows: Securities for which market quotations are readily available are valued at prices which, in the opinion of the Trustees or Putnam
Management, most nearly represent the market values of such securities. Currently, such prices are determined using the last reported sale price or, if no sales are reported (as in the case of some securities traded over-the-counter) the last reported bid price, except that certain U.S. government securities are valued at the mean between the last reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees. Liabilities are deducted from the total, and the resulting amount is divided by the number of shares of the class outstanding.

Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities. These investments are valued at fair value on the basis of valuations furnished by pricing services approved by the Trustees, which determine valuations for normal, institutionalsize trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. If any securities held by a fund are restricted as to resale, Putnam Management determines their fair value following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities
(including any registration expenses that might be borne by the fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the Trust's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange.
Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the funds' net asset values. If events materially affecting the values of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees. In addition, securities held by some of the funds may be traded in foreign markets that are open for business on days that a fund is not, and the trading of such securities on those days may have an impact on the value of a shareholder's investment at a time when the shareholder cannot buy and sell shares of the fund.

DISTRIBUTION PLAN

The Trust has adopted a distribution plan with respect to class IB shares, the principal features of which are described in the prospectus. This SAI contains additional information which may be of interest to investors.

Continuance of the plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of a fund and who have no direct or indirect interest in the plan or related arrangements (the "Qualified Trustees"), cast in person at a meeting called for that purpose. All material amendments to the plan must be likewise approved by the Trustees and the Qualified Trustees.
The class IB plan may not be amended in order to increase materially the costs which a fund may bear for distribution pursuant to such plan without also being approved by a majority of the outstanding voting securities of a fund. The class IB plan may terminate automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Qualified
Trustees or by a vote of a majority of the outstanding voting securities of the fund or the relevant class of a fund, as the case may be.

Putnam Mutual Funds pays service fees to insurance companies and their affiliated dealers at the rates set forth in the Prospectus. Service fees are paid quarterly to the insurance company or dealer of record for that quarter.

Financial institutions receiving payments from Putnam
Mutual Funds as described above may be required to comply with various state and federal regulatory requirements, including among others those regulating the activities of insurance companies and securities brokers or dealers.

Except as otherwise agreed between Putnam Mutual Funds and a dealer, for purposes of determining the amounts payable to insurance companies or their affiliates, "average net asset value" means the product of (i) the average daily share balance in such account(s) and
(ii) the average daily net asset value of the relevant class of shares over the quarter.


During fiscal 1998, class IB shares of the funds paid the following 12b-1 fees to Putnam Mutual Funds:

Putnam VT Asia Pacific Growth Fund $25
Putnam VT Diversified Income Fund  459
Putnam VT The George Putnam Fund of Boston   457
Putnam VT Global Asset Allocation Fund  378
Putnam VT Global Growth Fund  156
Putnam VT Growth and Income Fund   1,566
Putnam VT Health Sciences Fund     341
Putnam VT High Yield Fund     500
Putnam VT International Growth Fund 1,083
Putnam VT International Growth and Income Fund    275
Putnam VT International New Opportunities Fund    43
Putnam VT Investors Fund 406
Putnam VT Money Market Fund   2,562
Putnam VT New Opportunities Fund   330
Putnam VT New Value Fund 89
Putnam VT OTC & Emerging Growth Fund    105
Putnam VT Research Fund  42
Putnam VT Small Cap Value Fund     N/A
Putnam VT U.S. Government and High Quality Bond Fund   608
Putnam VT Utilities Growth and Income Fund   316
Putnam VT Vista Fund     219
Putnam VT Voyager Fund   983

SUSPENSION OF REDEMPTIONS

The Trust may not suspend shareholders' right of redemption or postpone payment for more than seven days unless the New York Stock Exchange is closed for other than customary weekends or holidays, or except, if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for protection of investors.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The
Agreement and Declaration of Trust provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of that fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund would be unable to meet its obligations.
The likelihood of such circumstances is remote.

CUSTODIAN

Putnam Fiduciary Trust Company ("PFTC") is the custodian of the Trust's assets. In carrying out its duties under its custodian contract, PFTC may employ one or more subcustodians whose responsibilities will include safeguarding and controlling the Trust's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Trust's investments. PFTC and any subcustodians employed by it have a lien on the securities of each fund (to the extent permitted by the Trust's investment restrictions) to secure charges and any advances made by such subcustodians at the end of any day for the purpose of paying for securities purchased by the Trust for the benefit of that fund. The Trust expects that such advances will exist only in unusual circumstances. Neither PFTC nor any subcustodian determines the investment policies of any fund or decides which securities a fund will buy or sell.
PFTC pays the fees and other charges of any subcustodians employed by it. The Trust may from time to time pay custodial expenses in full or in part through the placement by Putnam Management of the Trust's portfolio transactions with the subcustodians or with a thirdparty broker having an agreement with the subcustodians. The Trust pays PFTC an annual fee based on each fund's assets, securities transactions and securities holdings and reimburses PFTC for certain out-of-pocket expenses incurred by it or any subcustodian employed by it in performing custodial services.

INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP are the Trust's independent accountants, providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The Report of Independent Accountants and financial statements included in the Trust's Annual
Report for the fiscal year ended December 31, 1998 filed electronically on March 2, 1999 (File No. 811-
5346), are incorporated by reference into this SAI.
The unaudited financial statements included in Trust's
Semi-Annual Report are incorporated by reference into this SAI.

The financial statements for the fiscal year ended
December 31, 1998 incorporated by reference into this SAI have been so included and incorporated in reliance upon the report of the independent accountants, given on their authority as experts in auditing and accounting.